UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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SCANA CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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SCANA Corporation 2015 Proxy Materials

Chairman’s Letter and 2014 Highlights  —  Notice of 2015 Annual Meeting  —  Proxy Statement for Annual Meeting Annual Financial Statements  —  Management’s Discussion and Analysis  —  Related Annual Report Information

March 23, 2015

Dear Shareholders:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders to be held at 9:00 a.m., Eastern Daylight Time, on Thursday, April 30, 2015. The meeting will be held at Leaside, 100 East Exchange Place, Columbia, South Carolina 29209. Directions are on the back of the admission ticket and on page 74 of this Proxy Statement. An admission ticket is required and is enclosed as part of your proxy card if you were a shareholder of record on the record date, March 3, 2015. If you hold your shares through a broker, you must provide proof of ownership on the record date in order to attend the meeting.

At our 2015 Annual Meeting of Shareholders I will provide a brief report on SCANA’s 2014 business results. I welcome the opportunity to discuss some of our accomplishments for 2014, as well as some of our challenges for 2015 and beyond. I hope you will be able to join us at our Annual Meeting, but for those of you who will be unable to attend, I would like to highlight some of our most significant accomplishments over the last year, which include:

•	We exceeded our 2014 earnings per share target;

•	We also exceeded our 2014 total shareholder return target by ranking well into the top 50% of our peer group of utilities;

•	We have raised our quarterly cash dividend on the Company’s common stock to 54 1/2 cents per share, from 52 1/2 cents per share, an increase of 3.8%;

•

We continued to achieve operational excellence while pursuing our new nuclear construction project and controlling our operations and maintenance expenses such that we exceeded our growth in earnings per share target; and

•	We simultaneously negotiated the sale of two of our subsidiaries, Carolina Gas Transmission Corporation and SCANA Communications, Inc., for a combined sales price of approximately $650 million.

Also, importantly, our 2015 Proxy Statement includes a Board proposal for the declassification of our Board of Directors. Our Board is committed to strong corporate governance practices. In considering the prior shareholder proposals we received, as well as the growing support of institutional investor groups for the annual election of directors, the Board has chosen to once again propose an amendment to our Articles of Incorporation to declassify our Board of Directors and to submit it to our shareholders.

Enclosed are the Notice of 2015 Annual Meeting identifying the four proposals that will be presented at the meeting, and SCANA’s Proxy Statement and form of proxy for the meeting. We are including SCANA’s annual consolidated financial statements, management’s discussion and analysis of financial condition and results of operations and related annual report information as an appendix to the Proxy Statement.

Your vote is important. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Please vote today either electronically by telephone or Internet, or by signing, dating and mailing your proxy card or broker’s voting instruction form in the envelope enclosed. Telephone and Internet voting permits you to vote at your convenience, 24 hours a day, seven days a week. Detailed voting instructions are included on the back of your proxy card or broker’s voting instruction form.

Sincerely,

Kevin B. Marsh

Chairman of the Board, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING

Meeting Date:	Thursday, April 30, 2015

Meeting Time:	9:00 a.m., Eastern Daylight Time

Meeting Place:	Leaside 100 East Exchange Place Columbia, South Carolina 29209

Meeting Record Date:	March 3, 2015

Meeting Agenda:

1)   Election of four Class I Directors

2)   Approval of a Long-Term Equity Compensation Plan

3)   Approval of the appointment of the independent registered public accounting firm

4)   Approval of Board-proposed amendments to Article 8 of our Articles of Incorporation to declassify the Board of Directors and provide for the annual election of all directors

Shareholder List

Upon written request by a shareholder, a list of shareholders entitled to vote at the meeting will be available for inspection at SCANA’s Corporate Headquarters, 100 SCANA Parkway, Cayce, South Carolina 29033, during business hours from March 20, 2015 through the date of the meeting.

Admission to the Meeting

An admission ticket or proof of share ownership as of the record date is required. If you plan to use the admission ticket, please remember to detach it from your proxy card before mailing your proxy card. If you hold your shares through a broker or other nominee, you must provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a brokerage statement showing your share ownership as of March 3, 2015. Audio or visual recording, and related equipment, is strictly prohibited without SCANA’s prior written approval.

Meeting Attendance

If you vote by mail and plan to attend the meeting, please indicate your intention to do so on your proxy card. If you vote electronically by telephone or Internet, please follow the instructions to indicate that you plan to attend the 2015 Annual Meeting. If you require assistance at the meeting, please contact the Office of the Corporate Secretary, at 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033, or call 803-217-7568 no later than Thursday, April 16, 2015.

By Order of the Board of Directors,

Gina Champion

Corporate Secretary

Page
CHAIRMAN’S LETTER AND 2014 HIGHLIGHTS

NOTICE OF ANNUAL MEETING

PROXY STATEMENT

PROXY STATEMENT SUMMARY	1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	4

QUESTIONS AND ANSWERS ABOUT EXECUTIVE COMPENSATION	7

INFORMATION ABOUT EXPERIENCE AND QUALIFICATION OF DIRECTORS AND NOMINEES	9

PROPOSAL 1 — ELECTION OF DIRECTORS	9

NOMINEES FOR DIRECTORS	10

CONTINUING DIRECTORS	12

BOARD MEETINGS — COMMITTEES OF THE BOARD	15

GOVERNANCE INFORMATION	18

RELATED PARTY TRANSACTIONS	23

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	24

EXECUTIVE COMPENSATION	26

Compensation Committee Processes and Procedures	26

Compensation Committee Interlocks and Insider Participation	26

Compensation Risk Assessment	26

Compensation Discussion and Analysis	27

Compensation Committee Report	42

Summary Compensation Table	43

2014 Grants of Plan-Based Awards	44

Outstanding Equity Awards at 2014 Fiscal Year-End	45

2014 Option Exercises and Stock Vested	46

Pension Benefits	47

2014 Nonqualified Deferred Compensation	48

Potential Payments Upon Termination or Change in Control	50

DIRECTOR COMPENSATION	57

2014 Director Compensation Table	60

PROPOSAL 2 — APPROVAL OF A LONG-TERM EQUITY COMPENSATION PLAN	61

AUDIT COMMITTEE REPORT	69

PROPOSAL 3 — APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	70

PROPOSAL 4 — APPROVAL OF BOARD-PROPOSED AMENDMENTS TO ARTICLE 8 OF OUR ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS	71

OTHER INFORMATION	73

Exhibit A – 2015 SCANA Corporation Long-Term Equity Compensation Plan

FINANCIAL APPENDIX

Index to Annual Financial Statements, Management’s Discussion and Analysis and Related Annual Report Information

SCANA Corporation

100 SCANA Parkway

Cayce, South Carolina 29033

PROXY STATEMENT

PROXY STATEMENT SUMMARY

This summary highlights information discussed in more detail elsewhere in this proxy statement, and does not include all the information you should consider in deciding how to vote. You should read the entire proxy statement carefully before voting. Page references are provided to help you locate the information in this proxy statement. These proxy materials are first being mailed to shareholders on or about March 23, 2015.

Annual Meeting of Shareholders

Date and Time:	Thursday, April 30, 2015, 9:00 a.m. Eastern Daylight Time
Place:	Leaside, 100 East Exchange Place, Columbia, South Carolina 29209
Record Date:	You can vote if you were a shareholder of record on March 3, 2015.
Admission:	You will need an admission ticket or proof of share ownership on the record date to attend the meeting.

Matters to be Voted on and Board Recommendations

Proposal 1—Election of the following four Class I Directors, each to serve a three year term (page 9):

•	James A. Bennett
•	Lynne M. Miller
•	James W. Roquemore
•	Maceo K. Sloan

Proposal 2—Approval of a Long-Term Equity Compensation Plan (page 61)

Proposal 3—Approval of the appointment of the independent registered public accounting firm (page 70)

Proposal 4—Approval of Board-proposed amendments to our Articles of Incorporation to declassify the Board of Directors and provide for the annual election of all directors (page 71)

The Board of Directors recommends a vote FOR all of the director nominees,

and FOR Proposals 2, 3 and 4.

How to Cast Your Vote

You can vote by any of the following methods:

By Internet See your proxy card for voting instructions	By Telephone See your proxy card for voting instructions	By Mail Mark the enclosed proxy card, sign, date and mail it in the enclosed postage-paid envelope (remember to detach and save your admission ticket before mailing the proxy card)

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Your Vote is Important

Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible.

Nominees For Directors

Name	Age	Director Since	Professional Background	Independent	Committee Memberships
James A. Bennett	54	1997	South Carolina Central Area Executive, First-Citizens Bank & Trust Company	YES	Nuclear Oversight
Lynne M. Miller	63	1997	Environmental Consultant	YES	Nuclear Oversight (Chair), Executive
James W. Roquemore	60	2007	Chief Executive Officer and Chairman, Patten Seed Company	YES	Compensation, Nuclear Oversight
Maceo K. Sloan	65	1997	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc.; Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Management Group, Inc. and NCM Capital Advisers, Inc.	YES	Compensation (Chair), Audit, Executive

Business Highlights

As mentioned in our Chairman’s letter, some of our business highlights are as follows:

•	We exceeded our 2014 earnings per share target;

•	We also exceeded our 2014 total shareholder return target by ranking well into the top 50% of our peer group of utilities;

•	We have raised our quarterly cash dividend on the Company’s common stock to 54 1/2 cents per share, from 52 1/2 cents per share, an increase of 3.8%;

•

We continued to achieve operational excellence while pursuing our new nuclear construction project and controlling our operations and maintenance expenses such that we exceeded our growth in earnings per share target; and

•	We simultaneously negotiated the sale of two of our subsidiaries, Carolina Gas Transmission Corporation and SCANA Communications, Inc., for a combined sales price of approximately $650 million.

Governance Highlights

We are committed to high standards of corporate governance and our Governance Principles are intended to promote the long-term success of our Company. Some highlights of our corporate governance practices are listed below.

Number of Independent Directors	9 of 10
Audit, Nominating and Governance and Compensation Committees Comprised Entirely of Independent Directors	YES
Lead Independent Director	YES
Resignation Requirement if Director in Uncontested Election Fails to Receive a Majority of Votes Cast	YES
Annual Board and Committee Self-Evaluations	YES
Stock Ownership Guidelines for Directors and Executive Officers	YES
Policy Prohibiting Margining, Hedging and Pledging of Company Stock by Directors, Executive Officers, Employees and Related Persons	YES

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2015 Changes to our Short-Term and Long-Term Incentive Practices

In response to comments from proxy advisory firms and to avoid potential shareholder concerns, and based on recommendations from management’s compensation consultant, in 2014, our Compensation Committee recommended to the Board, and the Board approved, a number of changes to our short-term and long-term incentive compensation practices for 2015. These changes included:

Short-Term Annual Incentive Plan

•	Equalizing the weightings of earnings per share goals and individual and business unit goals on which annual cash incentive awards are based

•	Reducing the amount of discretionary awards that can be paid

Long-Term Equity Compensation Plan

•	Changing the measurement of performance cycles for performance shares to three-year periods

•	Increasing the maximum payout for each of the Total Shareholder Return and earnings per share growth components on which performance share awards are based

•	Changing the mix of awards to 70% performance shares and 30% restricted stock units

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SCANA CORPORATION

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You are receiving these proxy materials in connection with the solicitation by the Board of Directors of SCANA Corporation (“SCANA,” the “Company,” “we” or “us”), a South Carolina corporation, of proxies to be voted at our 2015 Annual Meeting of Shareholders (the “Annual Meeting”), which will be held at 9:00 a.m., Eastern Daylight Time on Thursday, April 30, 2015, and at any adjournment or postponement of the meeting. The meeting will be held at Leaside, 100 East Exchange Place, Columbia, South Carolina 29209.

On what am I being asked to vote and what are the Board of Directors’ recommendations?

The following table lists the proposals scheduled to be voted on, the vote required for approval of each proposal, and the effect of abstentions and broker non-votes:

Proposal	Board Recommendation	Vote Required	Abstentions	Broker Non-Votes	Unmarked Proxy Cards	Discussion Beginning on Page
Election of Directors (Proposal 1)	For All Nominees	Plurality, subject to resignation policy	No effect	No effect	Will be voted “FOR”	9
Approval of a Long-Term Equity Compensation Plan (Proposal 2)	For	Majority of votes cast	No effect	No effect	Will be voted “FOR”	61
Approval of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm (Proposal 3)	For	More votes for than against	No effect	No effect	Will be voted “FOR”	70
Board Proposal Regarding Declassification of the Board (Proposal 4)	For	80% of all outstanding shares	Against	Against	Will be voted “FOR”	71

Who may vote?

You will only be entitled to vote at the 2015 Annual Meeting if our records show that you were a shareholder of record on March 3, 2015, the record date, or if you hold your shares in street name, you present proof of ownership and appropriate voting documents from the record shareholder.

How do I vote shares that I hold directly in my name?

If you hold your shares directly, you may vote by proxy or in person at the meeting. To vote by proxy, you may select one of the following options: telephone, Internet or mail.

Vote by Telephone:

You may vote your shares by telephone using the toll-free number shown on your proxy card. Telephone voting is available 24 hours a day, seven days a week. Clear and simple voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, please DO NOT return your proxy card.

Vote by Internet:

You may vote your shares by Internet. The website for Internet voting is shown on your proxy card. Internet voting is available 24 hours a day, seven days a week. When you vote by Internet, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote by Internet, please DO NOT return your proxy card.

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Vote by Mail:

If you choose to vote by mail, please mark the enclosed proxy card, date and sign it, detach your meeting admission ticket, and return your proxy card in the enclosed postage-paid envelope.

If I hold my shares directly, what actions will the proxies take?

If you hold your shares directly and indicate your voting choices on your proxy card, the persons identified as proxies on the accompanying proxy card will vote your shares according to your instructions. If your proxy card is signed and returned without specifying choices, the proxies intend to vote your shares FOR all of the Board of Director nominees, FOR Proposal 2 relating to approval of a Long-Term Equity Compensation Plan, FOR Proposal 3 relating to approval of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2015, and FOR Proposal 4 relating to the Board-proposed amendments to Article 8 of our Articles of Incorporation to declassify the Board of Directors and provide for the annual election of all directors.

The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. If other matters are properly brought before the Annual Meeting, the persons identified as proxies on the accompanying proxy card intend to vote the shares represented by proxies in accordance with their best judgment.

How do I direct the vote of shares I hold in street name?

If you hold shares in street name, you may direct your vote by submitting your voting instructions to your broker or nominee. Please refer to the voting instructions provided by your broker or nominee. Unless you provide voting instructions, your broker is not permitted to vote your shares on the election of directors or on Proposals 2 or 4. Therefore, to be sure your shares are voted, please instruct your broker or other nominee as to how you wish them to vote.

How do I vote shares I hold as a participant in the SCANA Corporation Stock Purchase-Savings Plan?

If you own shares of SCANA common stock as a participant in the SCANA Corporation Stock Purchase-Savings Plan, you will receive a proxy card that covers only your Plan shares. Proxies executed by Plan participants will serve as voting instructions to the Plan’s trustee. If you do not vote your SCANA Corporation Stock Purchase-Savings Plan shares, your shares will be voted proportionally to the Plan shares voted. As a result of this proportional voting, if only a small percentage of participant shares are voted, the wishes of those participants would determine the vote by the Plan’s trustee. Accordingly, the greater the number of participant shares for which participants execute proxies, the more representative the Plan trustee’s vote will be.

May I change or revoke my proxy instructions?

Yes, you may change or revoke your proxy instructions at any time prior to the vote at the Annual Meeting. If you hold your shares directly in your name, you may accomplish this by granting a new proxy (by telephone, Internet or mail) bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you hold your shares in street name, you may change or revoke your proxy instructions by properly submitting new voting instructions to your broker or nominee.

May I vote in person at the Annual Meeting?

The method by which you vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. However, if you wish to vote at the meeting and your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor from the holder of record prior to the meeting. Directions to the location of the Annual Meeting are on the back of the proxy card included with this mailing and on page 74.

What constitutes a quorum and how will votes be counted?

At the close of business on the record date, March 3, 2015, there were 142,916,917 shares of SCANA common stock outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on each proposal.

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The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions, “withheld” votes and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received instructions from the beneficial owner and either (i) does not have discretionary voting power for that particular proposal, or (ii) chooses not to vote the shares.

If you hold your shares in street name, the broker or nominee is permitted to vote your shares on Proposal 3, the approval of the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm, even if the broker or nominee does not receive voting instructions from you. However, a broker is not permitted to vote your shares on the election of directors or on Proposals 2 or 4 unless you provide voting instructions. Accordingly, if you do not return a broker voting instruction card, or if you return a broker voting instruction card that does not indicate how you want your broker to vote on election of directors or on Proposals 2 or 4, a broker “non-vote” will occur as to those matters. Therefore, it is very important that you provide your broker with voting instructions if your shares are held in street name.

What vote is needed to approve the matters submitted?

Proposal 1 — Election of Directors

The affirmative vote of a plurality of the votes cast is required for the election of directors, subject to the Board of Directors’ policy regarding resignations for directors who do not receive a majority of “FOR” votes. (See “Governance Information – Majority Voting for the Election of Directors.”) “Plurality” means that if there were more nominees than positions to be filled, the individuals who received the largest number of votes cast for directors would be elected as directors. Because there are the same number of nominees as positions to be filled, we expect all nominees to be elected. Votes indicated as “withheld” and broker “non-votes” will not be cast for nominees and will have no effect on the outcome of the election, subject only to the majority voting policy for directors as mentioned above. If you hold your shares in street name and fail to instruct your broker how to vote, a broker non-vote on election of directors will occur with respect to your shares.

The Board knows of no reason why any of the nominees for Director named herein would at the time of election be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a Director, your proxy will be voted for such other person or persons as the Board may recommend.

Proposal 2 — Approval of a Long-Term Equity Compensation Plan

The Long-Term Equity Compensation Plan will be approved if a majority of the votes cast on Proposal 2 vote in favor of approval. Abstentions and broker “non-votes” will have no effect on the results. If you hold your shares in street name and fail to instruct your broker how to vote on the Plan, a broker non-vote will occur with respect to your shares.

Proposal 3 — Approval of the Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for 2015

The appointment of Deloitte & Touche LLP as our independent registered public accounting firm will be approved if more shares vote for approval than vote against. Accordingly, abstentions and broker “non-votes” will have no effect on the results. If you hold your shares in street name and fail to instruct your broker how to vote, your broker will, nonetheless, have discretionary authority to vote your shares if it chooses to do so.

Proposal 4 — Approval of Board-Proposed Amendments to Article 8 of our Articles of Incorporation to Declassify the Board of Directors and Provide for the Annual Election of All Directors

The proposal to amend our Articles of Incorporation to declassify the Board of Directors and provide for the annual election of all directors requires the affirmative vote of at least 80% of all outstanding shares of our common stock. Votes indicated as “abstain” and broker “non-votes” will have the effect of votes against the proposal. If you hold your shares in street name and fail to instruct your broker how to vote, a broker “non-vote” will occur with respect to your shares.

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QUESTIONS AND ANSWERS ABOUT EXECUTIVE COMPENSATION

Have Any Changes Been Made for 2015 to Short-Term and Long-Term Incentive Compensation Practices in Light of the Shareholder Advisory Votes on Executive Compensation?

Yes. In response to comments from proxy advisory firms, and taking into consideration the results of the 2014 shareholder advisory vote on our executive compensation, in July of 2014, our Compensation Committee asked management to engage its compensation consultant, Towers Watson, to review our short-term annual incentive compensation practices and our long-term equity compensation practices for comparability to executive compensation practices of our utility and general industry peers and general compensation best practices. Based on this review, Towers Watson concluded that our executive compensation practices were generally in line with our peers’, with a few exceptions. The Compensation Committee reviewed these exceptions, and recommended to the Board a number of changes for the executive compensation awards to be granted in 2015 from the awards granted over the past several years. Towers Watson advised management that these changes would bring our practices more in line with our peers’ and current market practices.

These changes included revising short-term annual incentive awards to equalize weighting of earnings per share goals and individual goals and to reduce the amount of discretionary award that can be paid, and revising long-term equity compensation awards to change the cycles, increase the maximum payout, and change the mix of performance shares and restricted stock units, and are summarized below.

Short-Term Annual Incentive Compensation	Previous Awards	2015 Awards
Plan Weightings	25% of the annual cash incentive award would be earned based on the extent to which we met designated earnings per share goals; and 75% of the cash incentive award would be earned based on our Named Executive Officers and the other participants achieving individual and business unit performance objectives. The Compensation Committee reviewed and approved all Senior Executive Officer individual and business unit objectives.

50% of the annual cash incentive award will be earned based on the extent to which we meet designated earnings per share goals; and

50% of the award will be earned based on our Named Executive Officers and the other participants achieving individual and business unit performance objectives. The Compensation Committee still will review and approve all Senior Executive Officer individual and business unit objectives.

Discretionary Awards Above Target	Each year management could recommend to the Compensation Committee an additional discretionary payout of up to 20%, and the Board could award an additional 30% above that amount, for a potential total payout of up to 150% of target.	Payouts up to 130% of target awards based solely on the earnings per share goals will be formulaic and not subject to discretion. The Board will have the discretion to award up to an additional 20% above that amount, for a total potential payout of up to 150% of target.
Long-Term Equity Compensation	Previous Awards	2015 Awards
Plan Cycles	Performance measurement and award determinations for the performance shares for the three year periods were made on an annual basis with vesting and payment of awards being deferred until after the end of the three-year period.	Performance measurement and award determinations for the performance shares for the three year periods will be made for the entire three-year cycle with vesting and payment of awards after the end of the three-year cycle.
Maximum Payout	For each of the Total Shareholder Return and earnings per share growth components, the maximum payout was 175% of target.	For each of the Total Shareholder Return and earnings per share growth components, the maximum payout will be 200% of target.
Mix of Performance Shares and Restricted Stock Units	Annual grants were comprised of a mix of 80% performance shares and 20% restricted stock units.	Annual grants will be comprised of a mix of 70% performance shares and 30% restricted stock units.

In recommending these changes to the Board, the Compensation Committee nonetheless reaffirmed its belief that, notwithstanding the deviations of certain aspects of our executive compensation practices from our peers’ practices for the last several years, our practices were appropriately structured to address the financial and operational challenges we were facing during those years. The Compensation Committee noted that we had undertaken the largest project in the history of our company, making extraordinary financial and operational commitments, at just the time the global financial markets experienced a significant and historic decline. Many of our customers and suppliers experienced severe financial challenges, which impacted our earnings and financial results. If our incentive compensation during this period had placed too much emphasis on financial targets, we would have provided little incentive to the people whose services and skills we most needed in order to weather the economic downturn and continue to deliver on our nuclear commitments.

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However, we have continued through the past several years to listen to the comments by shareholders and proxy advisory firms, and the Compensation Committee wanted to return to more market-based executive compensation practices as soon as it made sense to do so. Now that the financial markets have stabilized somewhat, and we are making progress with our nuclear construction, the Compensation Committee believes the time has come to make these changes. The Compensation Committee continues, however, to be committed to offering incentive compensation programs that are fair to the Company and to the employees we want to motivate. Accordingly, the Compensation Committee recognizes that structuring our executive compensation practices will continue to be a dynamic process.

Why is the Long-Term Equity Compensation Plan being proposed, and is it different from the Amended and Restated Long-Term Equity Compensation Plan last approved by shareholders at the 2010 Annual Meeting of Shareholders?

Our Board believes awarding a portion of compensation in the form of SCANA common stock, or compensation tied to the value of SCANA common stock, under a long-term equity compensation plan helps to more closely align the interests of our employees and our shareholders. We have been making these equity compensation awards under The SCANA Corporation Long-Term Equity Compensation Plan, which was last approved by shareholders at the 2010 Annual Meeting. However, this plan terminated according to its terms on January 1, 2015, and no further awards may be made under it. The Board has, therefore, adopted and proposed that shareholders approve the new Long-Term Equity Compensation Plan to replace the prior plan so the Board can continue to award compensation in the form of SCANA common stock, or compensation tied to the value of SCANA common stock.

The new plan being proposed for shareholder approval at the 2015 Annual Meeting is substantially the same as the prior plan, but we did make the following modifications in order to address comments and potential concerns raised by proxy advisory firms and also to take into consideration the results of our recent shareholder vote on executive compensation:

•

Although for the past several years individual award agreements have provided that any acceleration of payouts under the prior plan upon a change in control would be subject both to the change in control taking place and the employee’s employment being terminated without cause or for good reason, the prior plan did not specifically provide for such a “double trigger.” The 2015 Plan specifically provides that any acceleration of payouts upon a change in control will be subject to this type of double trigger.

•

Although we have not historically issued stock-settled stock appreciation rights, the prior plan provided they could be issued, but the prior plan did not specify that settlement of such awards would be on a gross basis, rather than on a net basis. The 2015 Plan specifically provides that any such awards settled in shares will be settled on a gross basis.

•

Although awards under the prior plan historically had at least a one-year vesting period, and usually at least a three-year vesting period, the prior plan did not specifically require that all grants of awards be subject to at least a one-year minimum vesting period. The 2015 Plan specifically provides that no award will be granted with less than a one year vesting period, subject to acceleration as specified by the Committee.

•

Although we have historically used only earnings per share and total shareholder return as performance measures when making awards, and we have no current plans to change this practice, management’s compensation consultant and the Board’s independent compensation consultant suggested that the current practice among our peers is to have a larger number of performance measures from which to select, especially for a Plan that is intended to be effective for a ten year period. Accordingly, the 2015 Plan expands the list of potential performance measures the Compensation Committee may use when making awards. These performance measures were selected by management from a list of potential measures offered by management’s compensation consultant.

We also made a number of technical changes to the 2015 Plan, which were not substantive. A description of the 2015 Plan is also provided under “Approval of a Long-Term Equity Compensation Plan – Summary Description of the 2015 Plan,” beginning on page 62. This summary is, however, qualified by reference to the 2015 Plan itself, which is included as Exhibit A.

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INFORMATION ABOUT EXPERIENCE AND QUALIFICATION OF DIRECTORS

AND NOMINEES

We believe the combined business and professional experience of our Directors, and their various areas of expertise, make them a useful resource to management and qualify them for service on our Board. Many of our Directors, including Ms. Miller and Messrs. Bennett, Hagood, Sloan and Stowe, have served on our Board for over fifteen years. During their tenures, they have gained considerable institutional knowledge about our Company, its operations, and its various regulators, which has made them effective Directors. Because our Company’s operations and business structure are extremely complex and highly regulated, continuity of service and the development and retention of institutional knowledge help make our Board more efficient and effective at advising us regarding our long-range plans than it would be if there were frequent turnover in Board membership. Nonetheless, we also believe it is important to have varying degrees of tenure on our Board, and we currently have two directors with less than two years’ experience serving on our Board. We believe a wide range of tenure, and periodically bringing new members onto the Board, allows our Board the opportunity to consider new ideas and processes while the experience of our more tenured Directors offers specific, historical perspectives on our strengths and weaknesses.

In addition to their other qualifications, five of our directors, Ms. Miller and Messrs. Cecil, Hagood, Roquemore and Sloan, are, or were prior to retirement, business owners with financial and operational experience on all levels of their businesses. Each of these Directors brings a unique perspective to our Board. In addition, five of our directors, Ms. Miller and Messrs. Bennett, Marsh, Roquemore and Sloan, are, or have been, Directors or executive officers of banks and/or bank holding companies. This service has provided them with meaningful experience in another highly regulated industry, which provides them with valuable instincts and insights that can be translated to our industry.

When Directors reach mandatory retirement age or otherwise leave our Board, we seek replacements who we believe will make significant contributions to our Board for a variety of reasons, including among others, business and financial experience and expertise, business and government contacts, relationship skills and industry knowledge. We also continually seek diversity on our Board, including diversity in skill sets, racial and cultural backgrounds, gender, and personal and business experiences.

PROPOSAL 1 — ELECTION OF DIRECTORS

Effective at the 2015 Annual Meeting of Shareholders, the Board has set the number of Directors at ten. The Board is divided into three classes with the members of each class usually serving a three-year term. The terms of the Class I Directors will expire at the 2015 Annual Meeting. The Board has decided to nominate the existing Class I Directors, Ms. Miller and Messrs. Bennett, Roquemore, and Sloan, for reelection at the 2015 Annual Meeting to serve until the 2018 Annual Meeting of Shareholders, or until their successors are elected and have qualified to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” OF ITS DIRECTOR NOMINEES.

Information about Directors and Nominees

The information set forth on the following pages about the nominees and continuing directors has been furnished to us by such persons. Each of the Directors is also a Director of our subsidiary, South Carolina Electric & Gas Company. There are no family relationships among any of our Directors, Director nominees or executive officers.

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NOMINEES FOR DIRECTOR

Class I Directors — Terms to Expire at the Annual Meeting in 2018

James A. Bennett South Carolina Central Area Executive, First-Citizens Bank & Trust Company Director since 1997 Age 54

Biographical Information

Mr. Bennett has been South Carolina Central Area Executive for First-Citizens Bank & Trust Company in Columbia, South Carolina, since January 2015. Immediately prior to that date, he had served as Executive Vice President and Director of Public Affairs for First Citizens Bank and Trust Company, Inc. (which was merged into First-Citizens Bank & Trust Company in January 2015) since August 2002. From May 2000 to July 2002, he was President and Chief Executive Officer of South Carolina Community Bank, in Columbia, South Carolina. Mr. Bennett has been actively involved with the Columbia Urban League for more than 28 years, and served as League Chairman in 2000. Mr. Bennett serves on the boards of Palmetto Health Alliance, headquartered in Columbia, South Carolina, Claflin University, headquartered in Orangeburg, South Carolina and the Knight Foundation.

Experience and Qualifications

Mr. Bennett has been a banker for over 28 years. In 1989, he became the youngest bank president in South Carolina when he was named President of Victory Savings Bank (the predecessor of South Carolina Community Bank), a position he held before joining First Citizens Bank. Mr. Bennett’s business experience, coupled with his tenure on our Board, makes him an effective advisor. His high visibility in communities we serve makes him an effective liaison between our Company and members of those communities.

Lynne M. Miller Environmental Consultant Director since 1997 Age 63

Biographical Information

Ms. Miller co-founded Environmental Strategies Corporation, an environmental consulting firm in Reston, Virginia, in 1986, and served as President from 1986 until 1995, and as Chief Executive Officer from 1995 until September 2003 when the firm was acquired by Quanta Capital Holdings, Inc., a specialty insurer, and its name was changed to Environmental Strategies Consulting LLC. She was Chief Executive Officer of Environmental Strategies Consulting LLC, a division of Quanta Technical Services LLC, from September 2003 through March 2004. From April 2004 through July 2005, she was President of Quanta Technical Services LLC. From August 2005 until her retirement in August 2006, she was a Senior Business Consultant at Quanta Capital Holdings. Since her retirement, Ms. Miller has been an environmental consultant. Ms. Miller served as a director of Adams National Bank, a subsidiary of Abigail Adams National Bancorp, Inc., in Washington, D.C. from May 1998 until October 2008.

Experience and Qualifications

Ms. Miller has over 20 years of environmental consulting experience. She founded a successful environmental consulting firm, which she grew to over 180 professional staff before selling it in 2003. Ms. Miller’s experience as an environmental consulting firm owner and as an environmental consultant makes her an astute advisor on the environmental issues facing our Company, and her service on the board of a financial institution provided her with valuable experience in financial and regulatory matters.

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NOMINEES FOR DIRECTOR

Class I Directors — Terms to Expire at the Annual Meeting in 2018

James W. Roquemore Chief Executive Officer and Chairman, Patten Seed Company General Manager, Super-Sod/Carolina Director since 2007 Age 60

Biographical Information

Mr. Roquemore is Chief Executive Officer and Chairman of Patten Seed Company, headquartered in Lakeland, Georgia, and General Manager of Super-Sod/Carolina, a company that produces and markets turf grass, sod and seed. He has held these positions for more than five years. Mr. Roquemore is a director of South State Bank, N.A., and South State Corporation (formerly South Carolina Bank and Trust, N.A., and SCBT Financial Corporation, respectively). He has served on the Southeast Region and National boards of the Boy Scouts of America and as a Co-Chairman of South Carolina’s Council on Competitiveness (formerly known as New Carolina), and he is the past President of Palmetto Agribusiness Council.

Experience and Qualifications

Mr. Roquemore is a highly successful agricultural business owner who resides in our service territory. Because agriculture is an important component of the economy in our South Carolina service area, his knowledge of this sector and his contacts are important to us. Mr. Roquemore’s business experience and economic development activities in our state make him an effective advisor on issues unique to us and the customers we serve. His service on the boards of a financial institution and its holding company, which is also a public company, also give him valuable experience in financial and regulatory matters.

Maceo K. Sloan

Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc.

Chairman, Chief

Executive Officer and

Chief Investment Officer, NCM Capital

Management Group, Inc. and NCM Capital

Advisers, Inc.

Director since 1997

Age 65

Biographical Information

Mr. Sloan is Chairman, President and Chief Executive Officer of Sloan Financial Group, Inc., a financial holding company, and Chairman, Chief Executive Officer and Chief Investment Officer of both NCM Capital Management Group, Inc., and NCM Capital Advisers, Inc., investment management companies, in Durham, North Carolina. He has held these positions for more than five years. Mr. Sloan has also been the Principal Officer of the NCM Capital Investment Trust since 2007. From 2009 to 2012, Mr. Sloan was Chairman of, and since 1991 has served as a member of, the College Retirement Equities Fund (CREF) Board of Trustees. Mr. Sloan served as Chairman of the Board of M&F Bancorp, Inc., and as a director of its subsidiary, Mechanics and Farmers Bank, in Durham, North Carolina, from June 2005 until December 2008.

Experience and Qualifications

Mr. Sloan is also an attorney and a chartered financial analyst. His experience owning and operating investment management companies and a financial holding company have provided him with an investment background and understanding of global financial matters, all of which make him an important resource to us and to our Audit Committee. Additionally, his service with these companies, as well as with a financial institution and a major retirement fund, has provided him with experience in highly regulated industries and valuable instincts and insights.

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CONTINUING DIRECTORS

Class II Directors — Terms to Expire at the Annual Meeting in 2016

Kevin B. Marsh Chairman, Chief Executive Officer, President and Chief Operating Officer, SCANA Corporation Director since 2011 Age 59

Biographical Information

Mr. Marsh has been employed by SCANA or its subsidiaries for over 30 years, and since December 2011 he has served as SCANA’s Chairman of the Board and Chief Executive Officer. Since January 2011, he has also served as our President and Chief Operating Officer. He served as our Chief Financial Officer from 1996 to April 2006, and served as a Senior Vice President from 1998 to January 2011. In addition, he served as President of our principal subsidiary, South Carolina Electric & Gas Company, from April 2006 to November 2011. Mr. Marsh served on the boards of First Citizens Bank and Trust Company, Inc. and its holding company, First Citizens Bancorporation, Inc., from 2004 until their mergers with First-Citizens Bank & Trust Company and First Citizens BancShares, Inc. in 2015 and 2014, respectively, including serving as Chair of the Audit Committee.

Experience and Qualifications

Mr. Marsh brings significant hands-on experience to our Board having served our Company in senior operational and financial positions for over three decades, as well as having practiced as a certified public accountant for several years prior to joining us. His vast financial, operational and regulatory experience with us and as a director of a financial institution and its holding company makes him a trusted and experienced advisor for our Board.

James M. Micali Senior Advisor and Limited Partner, Azalea Fund III of Azalea Capital LLC Director since 2007 Age 67

Biographical Information

Mr. Micali was Chairman and President of Michelin North America, Inc., located in Greenville, South Carolina, from 1996 to August 2008, and he continued to consult for Michelin until October 2009. From 2008 until September 2011, he was of counsel to the law firm Ogletree Deakins, LLC in Greenville, South Carolina. Since 2008, Mr. Micali has been a Senior Advisor to, and a limited partner of, Azalea Fund III of Azalea Capital LLC (a private equity firm), also in Greenville, South Carolina. Mr. Micali has served as a director of Sonoco Products Company in Hartsville, South Carolina since 2003, and has served as their Lead Director since February 2012. Mr. Micali also serves on the board of American Tire Distributors Holding, Inc. in Charlotte, North Carolina. Mr. Micali served on the board of Lafarge North America from 2004 to 2006, and as the Chairman of the South Carolina Chamber of Commerce in 2008, and on the board of Ritchie Bros. Auctioneers in Vancouver, Canada from April 2008 until April 2012.

Experience and Qualifications

Mr. Micali’s combination of experience as Chairman and President of a major North American manufacturing company with significant operations in South Carolina, as an attorney, and as a director of other public companies, enables him to offer our Board and management insights into various aspects of corporate operations, governance and financial matters. His past service as Chairman of the South Carolina Chamber of Commerce has provided him with a valuable understanding of business issues facing South Carolina, as well as a large network of business, state and national government contacts, many of whom are, or may be, important resources for our Company.

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CONTINUING DIRECTORS

Class II Directors — Terms to Expire at the Annual Meeting in 2016

Harold C. Stowe Managing Member, Stowe-Monier Management, LLC Director since 1999 Age 68

Biographical Information

Mr. Stowe has served as Managing Member of Stowe-Monier Management, LLC, a private investment company, since July 2007. He retired as interim Dean of the Wall College of Business at Coastal Carolina University in Conway, South Carolina in July 2007, a position he had held since June 2006. Prior to his retirement in February 2005, Mr. Stowe had served as President of Canal Holdings, LLC, a forest products company, located in Conway, South Carolina, and its predecessor company, since March 1997. Mr. Stowe also served on the board of Harris Teeter Supermarkets, Inc., formerly known as Ruddick Corporation, in Charlotte, North Carolina, from 1998 until January 2013. He has also held executive and financial positions at Springs Industries, a textile manufacturer in Fort Mill, South Carolina.

Experience and Qualifications

Mr. Stowe’s 30 years of extensive executive, business and financial experience, including his service on the board of another public company, has resulted in the Board designating him as our audit committee financial expert and appointing him as Chair of the Audit Committee in the past. He also serves as our Lead Director.

Class III Directors — Terms to Expire at the Annual Meeting in 2017

John F.A.V. Cecil President, Biltmore Farms, LLC Director since 2013 Age 58

Biographical Information

Mr. Cecil has served since 1992 as President of Biltmore Farms, LLC, a fourth generation family-owned business with a primary focus on sustainable community development, including home building, residential communities, apartments, hotels, and retail properties. He currently serves on Wells Fargo Bank, N.A.’s Western North Carolina Regional Advisory Board, as well as on other community and non-profit boards throughout North Carolina.

Experience and Qualifications

Mr. Cecil is one of two directors added to our Board in October 2013. He was selected to serve on our Board because of his decades of business experience within our service territory. In addition to his business expertise, he has leadership-level experience with many community-related endeavors, and has also served on community and private boards within our service territory for many years. As President of Biltmore Farms, LLC, Mr. Cecil brings to the Board the perspective of a private business owner, as well as the environmental perspective of the owner of a business that seeks to balance sustainability and business growth, both of which are important to our customers and our strategic initiatives.

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CONTINUING DIRECTORS

Class III Directors — Terms to Expire at the Annual Meeting in 2017

D. Maybank Hagood Chairman and Chief Executive Officer, Southern Diversified Distributors, Inc.; Chief Executive Officer, William M. Bird and Company, Inc. Director since 1999 Age 53

Biographical Information

Mr. Hagood has been Chief Executive Officer of Southern Diversified Distributors, Inc., located in Charleston, South Carolina, since 2003, and its Chairman since 2012. Southern Diversified Distributors, Inc. is the parent company of William M. Bird and Company, Inc., Southern Tile Distributors, LLC and TranSouth Logistics, LLC, providers of logistic, distribution and flooring distribution services. Mr. Hagood also has been Chief Executive Officer of William M. Bird and Company, Inc., a wholesale distributor of floor covering materials, in Charleston, South Carolina, since 1993. He served as President of William M. Bird and Company, Inc., until June 2009.

Experience and Qualifications

Mr. Hagood resides in our Charleston, South Carolina service territory, and brings significant community presence and business development experience to our Board. Mr. Hagood is particularly experienced in economic, environmental, and business development issues facing the manufacturing and building construction industries generally, and specifically the issues faced by manufacturers in our state.

Alfredo Trujillo President and Chief Operating Officer, The Georgia Tech Foundation Director since 2013 Age 55

Biographical Information

Mr. Trujillo was appointed President and Chief Operating Officer of The Georgia Tech Foundation in July 2013. He has also served as a self-employed investment fund advisor since 2007. Prior to 2007, Mr. Trujillo served as President and Chief Executive Officer of Recall Corporation, a global information management company. Since 2003, Mr. Trujillo has served on the board of directors of Haverty Furniture Companies, Inc.

Experience and Qualifications

Mr. Trujillo is one of two directors added to our Board in October 2013. He was selected to serve on our Board because of his domestic and international business expertise in areas as diverse as aerospace engineering, document management, and academic leadership, and his multi-cultural background. Additionally, Mr. Trujillo’s service on the board of directors of another public company provides him with relevant board experience and perspectives on other public company best practices.

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BOARD MEETINGS — COMMITTEES OF THE BOARD

The Board held ten meetings in 2014, consisting of four regular Board meetings, three teleconference meetings, one Code of Conduct and Ethics training session, one Federal Energy Regulatory Commission training session, and one strategy session. Each incumbent director attended at least 90% of all meetings of the Board and committees of which he or she was a member during 2014. Our directors are expected to attend our Annual Meeting of Shareholders, and all of our incumbent directors, with the exception of Mr. Stowe who was ill, attended the 2014 Annual Meeting of Shareholders.

Committees of the Board

The information below identifies the members and briefly summarizes the principal functions of the Board’s Committees, which include an Audit Committee, a Compensation Committee, an Executive Committee, a Nuclear Oversight Committee and a Nominating and Governance Committee. The charters of the Audit Committee, Compensation Committee, and the Nominating and Governance Committee, can be found on SCANA’s website at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the caption, “About – Governance,” and copies are also available in print upon request to the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033.

Committee Member	Audit**	Compensation	Executive	Nominating and Governance	Nuclear Oversight
J.A. Bennett					✓
J.F.A.V. Cecil	✓			✓
D.M. Hagood	(Chairman)			✓
K.B. Marsh			(Chairman)
J.M. Micali	✓	✓		(Chairman)
L.M. Miller			✓		(Chairman)
J.W. Roquemore		✓			✓
M.K. Sloan	✓	(Chairman)	✓
H.C. Stowe (Lead Director)*	✓	✓	✓	✓
A. Trujillo				✓	✓
*	The Board has determined that our Lead Director, Mr. Stowe, is also our “audit committee financial expert” as defined under Item 407(d)(5) of the Securities and Exchange Commission’s Regulation S-K. Mr. Stowe is independent as defined by the New York Stock Exchange Listing Standards.
**	Established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934

Audit Committee

AUDIT COMMITTEE D. M. Hagood, Chairman J. F. A. V. Cecil J. M. Micali M. K. Sloan H. C. Stowe	The Audit Committee consists entirely of independent directors. The Committee meets, at least quarterly, to discuss and evaluate the scope and results of audits and our accounting procedures and controls. In addition, the Committee meets, at least quarterly, separately with management, the Company’s General Counsel, internal auditors, the independent registered public accounting firm, the Company’s Risk Management Officer and corporate compliance. The Committee reviews major issues regarding accounting principles and financial statement preparation as well as reviews the Company's quarterly and annual financial statements before submission to the Board of Directors for approval and prior to dissemination to our shareholders, the public and regulatory agencies.

In addition, the Audit Committee appoints (subject to ratification by the shareholders) the independent registered public accounting firm, approves and reviews the scope of each year’s audit, and exercises oversight of the firm’s work. The Committee also sets the compensation of the independent registered public accounting firm and pre-approves all services to be performed by the firm. Additionally, the Audit Committee evaluates the independent registered public accounting firm’s qualifications, performance and independence, including review of the lead audit

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partner, taking into account the opinions of the Company’s management and internal auditors, and assures regular rotation of the lead audit partner as required by law. Further discussion regarding the Audit Committee’s pre-approval of such audit services and associated fees can be found under “Pre-Approval of Auditing Services and Permitted Non-Audit Services” on page 70.

The Audit Committee also reviews the scope and effectiveness of our risk management program which includes the review of quarterly reports pertaining to significant risks. The Committee’s role in risk oversight is discussed in more detail on page 19 under the heading “Board’s Role in Risk Oversight.” Additionally, the Audit Committee reviews, on a quarterly basis, the responsibilities and effectiveness of our internal auditing and corporate compliance departments, and reviews reports from those departments regarding the Company’s conformity with applicable legal requirements and with our Code of Conduct. The Committee reviews with management its assessment of internal controls over financial reporting and disclosure controls and procedures. The Audit Committee also reviews with the Board of Directors our compliance with legal, regulatory, and ethical requirements, and the performance and independence of both our internal and external auditors. Additionally, the Committee constitutes the Qualified Legal Compliance Committee.

On an annual basis, the Committee evaluates its own performance and the adequacy of its charter, and recommends to the Board of Directors any improvements to the charter that the Committee deems appropriate.

The Committee met four times during 2014. For a full list of responsibilities, see the Audit Committee’s Charter at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the caption “About – Governance – Audit Committee.”

The Board has determined that Mr. Stowe is our “audit committee financial expert” as defined under Item 407(d)(5) of the Securities and Exchange Commission’s Regulation S-K. Mr. Stowe is independent as defined by the New York Stock Exchange Listing Standards.

Compensation Committee

COMPENSATION COMMITTEE M. K. Sloan, Chairman J. M. Micali J. W. Roquemore H. C. Stowe

The Compensation Committee consists entirely of independent Directors. The Committee reviews and makes recommendations to the Board with respect to compensation plans, recommends to the Board persons to serve as our senior officers and as senior officers of our subsidiaries, and recommends to the Board salary and compensation levels, including fringe benefits, for our officers and officers of our subsidiaries.

The Committee also approves goals and objectives with respect to the compensation of the Chief Executive Officer, evaluates the Chief Executive Officer’s performance and along with the other independent directors sets his compensation based on this evaluation. Additionally the Committee reviews succession and continuity planning with the Chief Executive Officer, reviews our operating performance relative to our bonus and incentive programs and reviews management’s Compensation Discussion and Analysis relating to executive compensation prior to its inclusion in our proxy statement. Further, the Committee approves the inclusion of a Compensation Committee Report in our proxy statement as well as reviews the level of SCANA stock ownership by senior executive officers to determine if each is in compliance with the Company’s minimum ownership requirement, and, as may be requested and appropriate, grants temporary waivers from such requirements.

The Committee met three times during 2014. For a full list of responsibilities, see the Compensation Committee’s Charter at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the caption “About – Governance – Compensation Committee.”

Executive Committee

EXECUTIVE COMMITTEE K. B. Marsh, Chairman L. M. Miller M. K. Sloan H. C. Stowe	The Executive Committee exercises the powers of the full Board of Directors when the Board is not in session or cannot be called into session in a timely manner to deal with a time sensitive circumstance, with the exception of certain powers specifically reserved to the full Board of Directors by statute. The Committee also advises the Chief Executive Officer on other matters important to the Company (due to the size of our Board of Directors, and availability of our Directors to us, the Executive Committee is rarely required to meet).

It is the intention of the Board that the Executive Committee would only be used when the full Board cannot be convened, and, as such, the Committee has not met in several years and did not meet during 2014.

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Nuclear Oversight Committee

NUCLEAR OVERSIGHT COMMITTEE L. M. Miller, Chairman J. A. Bennett J. W. Roquemore A. Trujillo

The Nuclear Oversight Committee consists entirely of independent Directors. The Committee meets at least quarterly to monitor our nuclear operations and to discuss and evaluate nuclear operations, including regulatory matters, operating results, training and other related topics. The Committee periodically tours the V.C. Summer Nuclear Station and its training facilities.

The Committee also reviews with the Institute of Nuclear Power Operations, on a periodic basis, its appraisal of our nuclear operations. Additionally, the Committee routinely presents an independent report to the Board on the status of our nuclear operations.

The Committee met four times during 2014.

Nominating and Governance Committee

NOMINATING AND GOVERNANCE COMMITTEE J. M. Micali, Chairman J. F.A.V. Cecil D. M. Hagood H. C. Stowe A. Trujillo	The Nominating and Governance Committee consists entirely of independent directors. The Committee identifies individuals whom the Committee believes are qualified to become Board members in accordance with the nominating criteria set forth below under “Governance Information—Director Qualification Criteria” (the “Director Qualification Criteria”), and recommends that the Board select such individuals as nominees to stand for election at each Annual Meeting of Shareholders of SCANA. In addition, the Committee reviews and evaluates all persons recommended by shareholders to be Board nominees for director in accordance with the Director Qualification Criteria, evaluates the qualifications and performance of incumbent directors and determines whether to recommend them to the Board for re-election, and in the case of a Board vacancy (including a vacancy created by an increase in the size of the Board), recommends to the Board in accordance with the Director Qualification Criteria an individual to fill such vacancy either through appointment by the Board or through election by shareholders.

The Committee also reviews the independence of SCANA’s Directors as defined by the New York Stock Exchange and as set forth in SCANA’s Governance Principles and makes recommendations to the Board regarding director independence. The Committee reviews the level and form of director compensation and recommends changes to the Board for consideration and approval. At least annually, the Committee reviews the level of SCANA stock ownership by directors to determine if each director is in compliance with the Company’s minimum share ownership requirement. Additionally, the Committee reviews reports and disclosures of insider and affiliated party transactions and makes recommendations to the Board regarding such transactions.

The Committee periodically evaluates the desirability of, and recommends to the Board, any changes in the size, composition, organization and operational structure of the Board. Also, the Committee, annually, or to fill vacancies, identifies Board members qualified to serve on Committees of the Board in accordance with the Board Committee Member Qualifications, and recommends such persons to the Board for appointment to such Committees, including a recommended Chairperson for each Committee, as well as annually, or to fill vacancies, recommends to the Board the appointment of a Lead Director. The Committee annually reviews the membership and responsibilities of Board Committees and recommends to the Board any changes that may be appropriate, and reviews and revises as necessary, SCANA’s Governance Principles, taking into account provisions of the Securities Exchange Act of 1934, the listing standards of the New York Stock Exchange and any other source or sources the Committee deems appropriate. The Committee also provides guidance and assistance, as needed, to the Board in performing the Board’s annual self evaluation.

The Committee met four times during 2014. For a full list of responsibilities, see the Nominating and Governance Committee’s Charter at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the caption “About – Governance – Nominating and Governance Committee.”

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GOVERNANCE INFORMATION

Governance Principles

Our Governance Principles can be found on our website at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the “About – Governance – Governance Principles” caption, and are also available in print upon request to the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033.

Director Independence

Our Governance Principles require that a majority of our directors be independent under the New York Stock Exchange Listing Standards and under any Director Qualification Standards recommended by the Board of Directors. To be considered “independent” pursuant to the SCANA Director Qualification Standards, a director must be determined by resolution of the Board as a whole, following thorough deliberation and consideration of all relevant facts and circumstances, to have no material relationship with us except that of director and to satisfy the independence standards of the New York Stock Exchange. Under the SCANA Director Qualification Standards, a director is required to be unencumbered and unbiased and able to make business judgments in our long-term interests and those of our shareholders as a whole, to deal at arm’s length with us, and to disclose all circumstances material to the director that might be perceived as a conflict of interest. The Director Qualification Standards are set forth in our Governance Principles, which are available on our website as noted above and further described herein under “Director Qualification Criteria” on page 20.

Our Governance Principles also prohibit Audit Committee members from having any direct or indirect financial relationship with us other than the ownership of our securities and compensation as directors and committee members.

The Board has determined that all of our current directors and director nominees, except Mr. Marsh who is our current Chairman, President, Chief Executive Officer and Chief Operating Officer, are independent under the New York Stock Exchange Listing Standards and our Governance Principles. The Board has also determined that each member of the Audit Committee, Compensation Committee, and Nominating and Governance Committee is independent under the New York Stock Exchange Listing Standards and our Governance Principles.

Board Leadership Structure, Executive Sessions of Non-Management Directors and Lead Director

Our bylaws provide for a Chairman of the Board, to be chosen by the Board from among its members, who shall, if present, preside at meetings of the shareholders and Board of Directors, who may call special meetings of the shareholders and the Board of Directors, and who shall perform such other duties as may be assigned by the Board. The bylaws also permit the Chief Executive Officer, if he or she is a member of the Board, to be chosen as the Chairman. Our Governance Principles provide for the positions of Chairman and Chief Executive Officer to be held by the same person, and for more than 20 years, our Chief Executive Officer has been chosen as Chairman of the Board.

We believe this leadership structure is appropriate because it has served us well for over two decades, and because all of our current directors are independent, except Mr. Marsh, who is our Chairman, Chief Executive Officer, President and Chief Operating Officer. Many of our directors also live and work, or have substantial business interests in our service area; therefore, they have access to information about us and our operations from sources other than our management’s presentations to the Board. Further, South Carolina law and our bylaws make it clear that the business and affairs of the Company are managed under the direction of the Board of Directors, and that management control is subject to the authority of the Board of Directors to appoint and remove any of our officers at any time.

To promote open discussion among themselves, our independent directors meet regularly in executive session without members of management present. The Board annually elects a Lead Director to preside at all meetings at which the Chairman is not present, including executive sessions of the independent directors held at each regularly scheduled Board meeting. In 2014, Mr. Stowe was elected Lead Director to serve until the 2015 Annual Meeting of Shareholders. After the 2015 Annual Shareholders’ Meeting, the Board will again appoint a Lead Director to serve until the 2016 Annual Meeting of Shareholders. The Lead Director also has the authority to call meetings of the independent directors when necessary or appropriate. The Chairs of the Audit, Compensation, Nuclear Oversight, and

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Nominating and Governance Committees of the Board each preside as the Chair at meetings of independent directors at which the Lead Director is not present when the principal items to be considered are within the scope of authority of his or her Committee.

Board’s Role in Risk Oversight

As noted above, our business and affairs are managed under the direction of our Board of Directors. This includes the Board overseeing the types and amounts of risks undertaken. In discharging its oversight responsibilities, the Board relies on a combination of the business experience of members of the Board and the expertise and business experience of our officers and employees, as well as, from time to time, advice of various consultants and experts. An appropriate balancing of risks and potential rewards with the long-term goals of the Company is, and historically has been, implicit in the decisions and policies of the Board. Because risk oversight is so thoroughly interwoven into the direction of the Board, other than as set forth below, no special provision has been made for that oversight in the Board’s leadership structure.

The Board has established a management-level Risk Management Committee which reports directly to the Audit Committee of the Board. The Risk Management Committee is comprised of the Company’s Senior Executive Officers, the Treasurer (who is also the Company’s Risk Management Officer) and the Chief Information Officer. The Company’s Chief Executive Officer serves as Chair of the Risk Management Committee. Committee membership is comprised of Senior Executive Officers in order to bring together expertise in general business and all operational areas, as well as finance, legal, administrative and regulatory areas. The Risk Management Officer oversees a staff of eight employees with primary responsibilities in the area of risk management.

The Risk Management Committee conducts regularly scheduled meetings at which the Committee receives presentations from management representatives. The Committee also meets on an as needed basis between regularly scheduled meetings. Pursuant to authority granted by the Board of Directors, the Committee sets policies and guidelines for risk management. The Committee has also established extensive sub-committees with expertise tailored to the review, discussion and monitoring of risks of a particular operation.

At each quarterly meeting of the Board, the Audit Committee receives a report from the Risk Management Officer. Several members of the Risk Management Committee are also present at the Audit Committee meetings to provide details of the Committee’s work and respond to questions raised by Audit Committee Members. Also, beginning in 2014, at quarterly meetings of the Board of Directors, the Board reviews and discusses a report prepared by the Company’s Risk Management Officer and approved by the Risk Management Committee, which sets forth certain high-level risks identified by the Company’s Senior Executive Officers and others. The report also provides the current status of such high-level risks, and further identifies where the primary responsibility for risk oversight resides, including both at the Board and Board Committee level, and identifies the Senior Executive Officer who has primary responsibility for oversight of the particular risk.

Director Nominations Process

The Nominating and Governance Committee recommended to the Board the individuals nominated for Director positions at the 2015 Annual Meeting.

The Nominating and Governance Committee will consider for recommendation to the Board as Board of Directors’ nominees, candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a candidate to the Nominating and Governance Committee for consideration as a Board of Directors’ nominee, such shareholder must confirm his share ownership and submit in writing to the Nominating and Governance Committee the recommended candidate’s name, a brief resume setting forth the recommended candidate’s business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate’s willingness to be nominated and to serve. This information must be delivered to the SCANA Nominating and Governance Committee, c/o the Corporate Secretary at the Company’s address and must be received no later than 120 days prior to the first anniversary of the date of the proxy statement sent to shareholders in connection with the preceding year’s annual meeting for a potential candidate to be considered as a potential Board of Directors’ nominee. The Nominating and Governance Committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will be considered on the same basis as candidates otherwise chosen by the Nominating and Governance Committee.

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Director candidates recommended by shareholders will not be considered for recommendation by the Nominating and Governance Committee as potential Board of Directors’ nominees if the shareholder recommendations are received later than 120 days prior to the first anniversary of the date of the proxy statement sent to shareholders in connection with the preceding year’s annual meeting. If the Nominating and Governance Committee chooses not to recommend a shareholder candidate as a Board of Directors’ nominee, or if a shareholder chooses to personally nominate a candidate, the shareholder may come to an annual meeting and nominate a director candidate for election at the annual meeting if the shareholder has given notice of his intention to do so in writing to the SCANA Corporate Secretary at least 120 days prior to the first anniversary of the date of the proxy statement sent to shareholders in connection with the preceding year’s annual meeting. Such shareholder nominations must also comply with the other requirements in our bylaws. Any shareholder may request a copy of the relevant bylaw provision by writing to the Office of the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his or her instructions, the voting inspectors shall disregard all votes cast for each such nominee.

Independent Director Recruiting Firm

In October 2012, the Nominating and Governance Committee directed management to retain an independent executive recruiting firm to assist the Committee in identifying and evaluating potential director candidates who meet the Director Qualification Criteria discussed below. As a result, our newest directors, Messrs. Cecil and Trujillo, were elected to the Board in October 2013. During 2014, the Nominating and Governance Committee considered certain candidates known to management and the Board, but did not formally engage in recruiting activities with the independent executive recruiting firm and no new members were recommended or elected to the Board in 2014.

Director Qualification Criteria

In identifying and evaluating potential nominees, the Nominating and Governance Committee Charter directs the Committee to take into account applicable requirements for directors under the Securities Exchange Act of 1934, the Listing Standards of the New York Stock Exchange and the Director Qualification Standards in our Governance Principles, including our policy that a majority of our directors be independent.

The Nominating and Governance Committee may take into consideration such other factors and criteria as it deems appropriate in evaluating a candidate, including his or her knowledge, expertise, skills, integrity, judgment, business or other experience and reputation in the business community, the interplay of the candidate’s experience with the experience of other Board members, diversity, and the extent to which the candidate would be a desirable addition to the Board and any committees. Although the Nominating and Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees, the Committee considers racial, cultural and gender diversity, as well as diversity in business and personal experience and skill sets among all of the directors as part of the total mix of information it takes into account in identifying nominees. Additionally, the Director Qualification Standards set forth in our Governance Principles include the following:

•	Directors must possess and have demonstrated the highest personal and professional ethics, integrity and values consistent with ours;

•	Directors must be unencumbered and unbiased and able to make business judgments in our long-term interests and those of our shareholders as a whole;

•	Directors must deal at arm’s length with us and our subsidiaries and disclose all circumstances material to the director that might be perceived as a conflict of interest;

•	Directors must be committed to the enhancement of the long-term interests of our shareholders;

•	Directors must be willing to challenge the strategic direction of management, exercising mature judgment and business acumen;

•	Directors must be willing to devote sufficient time and care to the exercise of their duties and responsibilities;

•	Directors must possess significant experience in management positions of successful business organizations;

•

Directors who serve as chief executive officers or equivalent positions should not serve on more than two boards of public companies in addition to our Board; other directors should not serve on more than four boards of public companies in addition to our Board; and

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•	The term of office of a director who is not a salaried employee of SCANA will expire at the annual meeting next preceding the date on which such director attains age 70.

Our bylaws require that our independent directors hold SCANA common stock equal to the number of shares granted in the five most recent annual stock retainers, as such retainer may be adjusted from time to time.

Director Share Ownership Requirements

As noted in the Director Qualification Standards set forth in the preceding section, our bylaws require that our independent directors hold SCANA common stock equal to the number of shares granted in the five most recent annual stock retainers. Currently, a portion of the retainer fees paid to independent directors is required to be paid in shares of our common stock, which is issued under our Director Compensation and Deferral Plan. For 2014, the number of shares issued to each independent director to satisfy the annual stock retainer was 2,197. As of February 2015, all independent directors whose terms will continue after the 2015 Annual Meeting, or who have been nominated for reelection, met this stock ownership requirement, with the exception of Messrs. Cecil and Trujillo who have until October 10, 2019 to acquire the required level of stock ownership and who are both currently on track to meet the requirement. All subsequently elected independent directors will have six years from the date of their election to the Board to meet the requirement. The Nominating and Governance Committee conducts an annual review of the level of share ownership for each independent director to ensure compliance with the requirement. The Nominating and Governance Committee also has the discretion to grant a temporary waiver of the minimum share ownership requirement if an independent director demonstrates to the Nominating and Governance Committee that such a waiver is appropriate due to a financial hardship or for other good reason.

Under the Director Compensation and Deferral Plan, independent directors may make an annual irrevocable election to defer all or a portion of the annual stock retainer fee into a hypothetical investment in our common stock, with distribution from the Plan to be ultimately payable in shares of our common stock. Independent directors may also elect for other fees to be deferred into a hypothetical investment in our common stock under the Plan, with distribution from the Plan to be ultimately payable in shares of common stock. Shares held directly and amounts deferred pursuant to the Director Compensation and Deferral Plan and denominated in shares are taken into consideration in determining if our independent directors meet the minimum share ownership requirement under our bylaws. Beginning in 2015, Directors may also defer all of their annual stock retainer fees into a hypothetical investment in our common stock under the Executive Deferred Compensation Plan, and those shares are also taken into consideration in determining if our Directors meet the minimum share ownership requirements. See “Executive Compensation — Executive Deferred Compensation Plan” beginning on page 48. See “Director Compensation — Director Compensation and Deferral Plan” on page 57.

Majority Voting for the Election of Directors

Our Governance Principles provide for a majority voting standard for the election of our directors, pursuant to which each director nominee agrees that, as a condition to being nominated, if, in an uncontested election of directors, such nominee receives a greater number of votes “withheld” from his or her election than votes “for” his or her election, then such nominee will, within five days following the certification of the shareholder vote, tender his or her written resignation to the Chairman of the Board for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee will consider such tendered resignation, and promptly following the date of the shareholders’ meeting at which the election occurred, will make a recommendation to the Board concerning the acceptance or rejection of such resignation. In determining its recommendation to the Board, the Nominating and Governance Committee will consider all factors deemed relevant by the members of the Committee including, without limitation, the stated reason or reasons why shareholders who cast “withhold” votes for the director did so, the qualifications of the director (including, for example, the impact the director’s resignation would have on the Company’s compliance with the requirements of the Securities and Exchange Commission, the New York Stock Exchange and our Corporate Governance Principles), and whether the director’s resignation from the Board would be in the best interests of the Company and its shareholders.

The Nominating and Governance Committee also will consider a range of possible alternatives concerning the director’s tendered resignation as members of the Committee deem appropriate, including, without limitation, acceptance of the resignation, rejection of the resignation, or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Nominating and Governance Committee to have substantially resulted in the “withheld” votes. The Board will take formal action on the Nominating

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and Governance Committee’s recommendation no later than 90 days following the date of the shareholders’ meeting at which the election occurred. Following the Board’s decision on the Nominating and Governance Committee’s recommendation, the Company will promptly disclose, in a Form 8-K filed with the Securities and Exchange Commission, the Board’s decision, together with a full explanation of the process by which the decision was made and, if applicable, the Board’s reason or reasons for rejecting the tendered resignation.

Communications with the Board of Directors, Including Non-Management Directors

Shareholders and other interested parties can communicate with the Board, with the independent directors as a group or with any director by writing to them, c/o Gina Champion, Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033, or by sending an e-mail to SCANAIndependentdirectors@scana.com (for correspondence to the independent directors), to SCANAchairman@scana.com (for correspondence to the CEO/chairman) or to gchampion@scana.com (for correspondence to a particular director). Interested parties also may communicate with the chair of the following Committees by sending an e-mail to: auditchair15@scana.com, compensationchair15@scana.com, or nomandgovchair15@scana.com. The Corporate Secretary may initially review communications to Directors and send a summary to the Directors, but has discretion to exclude from transmittal any communications that are commercial advertisements or other forms of solicitation or individual service or billing complaints (although all communications are available to the Directors at their request). The Corporate Secretary will forward to the Directors any communications raising substantive issues.

Prohibition on Hedging, Margining or Pledging of Shares

Our Insider Trading Policy prohibits officers, directors, employees and related persons from pledging, margining or engaging in hedging transactions with respect to shares of the Company’s common stock.

SCANA’s Code of Conduct & Ethics

All of our employees (including the Chief Executive Officer, Chief Financial Officer, President and Controller) and Directors are required to abide by the SCANA Code of Conduct & Ethics (the “Code of Conduct”) to ensure that our business is conducted in a consistently legal and ethical manner. The Code of Conduct forms the foundation of a comprehensive process that promotes compliance with corporate policies and procedures, an open relationship among colleagues that contributes to good business conduct, and a belief in the integrity of our employees. Our policies and procedures cover all areas of business conduct and require adherence to all laws and regulations applicable to the conduct of our business.

The full text of the Code of Conduct is published on our website, at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the “About-Governance” caption, and a copy is also available in print upon request to the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033. We intend to disclose future amendments to, or waivers from, certain provisions of the Code of Conduct on our website within two business days following the date of such amendment or waiver.

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RELATED PARTY TRANSACTIONS

Our Governance Principles and Nominating and Governance Committee Charter address independence requirements for our Directors. As part of our independence analysis, our Nominating and Governance Committee must review and assess any related party transactions involving our Directors and their immediate family members and certain of their affiliates as required by the New York Stock Exchange Listing Standards. Our Governance Principles also address Director requirements for avoidance of conflicts of interest and disclosure of conflicts of interest or potential conflicts of interest, and prohibit loans or extensions of credit to Directors. Our Code of Conduct addresses requirements for avoidance of conflicts of interest by all of our employees. Our Governance Principles, Nominating and Governance Committee Charter and Code of Conduct are all written documents. With the exception of annual director and officer questionnaires, our Governance Principles, our Code of Conduct, and our Nominating and Governance Committee Charter, there are no additional written policies and procedures relating to the review, approval or ratification of related party transactions by the Board.

To help us perform our independence and related party transaction analysis, we require that each senior executive officer, executive officer, director and director nominee complete an annual questionnaire and report all transactions with us in which such persons (or their immediate family members and certain of their affiliates) had or will have a direct or indirect material interest (except for salaries and other compensation and benefits, directors’ fees, and dividends on our stock). It is our general intention to avoid such transactions. Our General Counsel reviews responses to the questionnaires and any other information about related party transactions that may be brought to his attention. We use the questionnaires and the annual Code of Conduct training to help ensure the effective implementation and monitoring of compliance with such policies and procedures. If any such related party transactions are disclosed, they are reviewed by the Nominating and Governance Committee pursuant to the requirements of its Charter. If appropriate, any such transactions are submitted to the Board for approval.

The Nominating and Governance Committee does not use any formal written standards in determining whether to submit a related party transaction to the Board for approval. As noted above, we attempt to avoid such transactions altogether. On the rare occasions when such transactions have arisen, our Nominating and Governance Committee, which is comprised solely of independent Board members, reviewed the proposed or actual transactions and utilized their business judgment to determine which of them should be submitted for review to the full Board. In practice, all such transactions that have arisen in recent years have been reviewed by the full Board, even when they were well below the threshold for proxy statement disclosure and below the threshold at which director independence could be compromised.

The types of transactions that have been reviewed in the past include the purchase and sale of goods, services or property from companies for which our Directors serve as executive officers or Directors, the purchase of financial services and access to lines of credit from banks for which our directors serve as executive officers or directors, and senior officer relocation benefits. All of the related party transactions reviewed, discussed and/or approved by the Board during 2014 are described below.

One of our named executive officers, Mr. George Bullwinkel, extended his retirement twice as he continued to lead our efforts to sell two of our subsidiaries. His efforts were successfully concluded by the sale of these subsidiaries for a combined sales price of approximately $650 million. In recognition of these efforts and his willingness to extend his retirement, and in consideration of the benefits the transactions provided to us, our Board authorized payments to Mr. Bullwinkel in 2015 consisting of severance pay of $120,000, bonus payments totaling $500,000 relating to the successful closing of the subsidiary sales and consulting fees of $230,000 for services which he will provide to us for the remainder of 2015.

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SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

The following table lists the amounts of our common stock beneficially owned on February 20, 2015, by each director, each nominee, each person named in the Summary Compensation Table on page 43, and all directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)(3)(4)		Percent of Class
K. B. Marsh	44,541		*
J. E. Addison	22,337		*
S. A. Byrne	23,839		*
G. J. Bullwinkel, Jr.	37,710	(5)	*
R. T. Lindsay	2,492		*
J. A. Bennett	43,453		*
J. F. A. V. Cecil	2,845		*
D. M. Hagood	20,873		*
J. M. Micali	28,175		*
L. M. Miller	61,120		*
J. W. Roquemore	34,274		*
M. K. Sloan	55,456		*
H. C. Stowe	41,933		*
A. Trujillo	2,845		*
All executive officers and directors as group (20 persons)	559,228		*
*	Less than 1%
(1)	Includes shares purchased through February 20, 2015 by the Trustee under the SCANA Corporation Stock Purchase-Savings Plan.
(2)	Includes hypothetical shares acquired under the Director Compensation and Deferral Plan. These hypothetical shares are paid out in shares and do not have voting rights. As of February 20, 2015, the following directors had acquired the following numbers of hypothetical shares: Messrs. Bennett — 40,090; Hagood — 19,560; Micali — 27,175; Roquemore — 20,174; Sloan — 55,398; Stowe — 38,357; and Ms. Miller — 56,613.
(3)	Hypothetical shares acquired under the Executive Deferred Compensation Plan are not included in the above table. These hypothetical shares are paid out in cash and do not have voting rights. As of February 20, 2015, the following officers and directors had acquired the following numbers of hypothetical shares: Messrs. Marsh — 18,539; Addison — 773; Byrne — 25,910; and Hagood — 440.
(4)	Includes shares owned by close relatives and/or shares held in trust for others, as follows: other executive officers as a group — 11,604.
(5)	The total number of shares listed for Mr. Bullwinkel, who retired on January 31, 2015, is as reflected in the Company’s records on the date of his retirement. At that date, Mr. Bullwinkel had acquired 7,470 hypothetical shares under the Executive Deferred Compensation Plan, which are not included in the above table.

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FIVE PERCENT BENEFICIAL OWNERSHIP OF SCANA COMMON STOCK

The following table provides information about persons known by us to be the beneficial owners of more than five percent of our common stock as of December 31, 2014. This information was obtained from Schedules 13G filed with the Securities and Exchange Commission and we have not independently verified it.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
SCANA Corporation Stock Purchase-Savings Plan Bank of America, N.A., as Trustee 1300 Merrill Lynch Drive Third Floor Pennington, NJ 08534	13,093,685	(1)	9.2
BlackRock, Inc. 55 East 52nd Street New York, NY 10022	12,181,935	(2)	8.5
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	10,390,576	(3)	7.28
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	7,696,062	(4)	5.4
(1)	The SCANA Corporation Stock Purchase-Savings Plan has shared power to vote and dispose of these shares. Participants have the opportunity to give voting instructions to the plan trustee with respect to shares held in their accounts, and the trustee is required to vote the shares in accordance with such instructions. Shares that are not voted by participants are voted proportionally to the Plan shares voted.
(2)	In its most recently filed Schedule 13G, BlackRock, Inc. reported sole voting power with respect to 10,970,259 shares, and sole dispositive power with respect to all 12,181,935 shares.
(3)	In its most recently filed Schedule 13G, The Vanguard Group, Inc. reported sole voting power with respect to 246,885 shares, sole dispositive power with respect to 10,161,446 shares, and shared dispositive power with respect to 229,130 shares.
(4)	In its most recently filed Schedule 13G, State Street Corporation reported shared voting and dispositive power with respect to all shares.

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EXECUTIVE COMPENSATION

Compensation Committee Processes and Procedures

Our Compensation Committee, which is comprised entirely of independent directors, administers our senior executive compensation program. Compensation decisions for all Senior Executive Officers are approved by the Compensation Committee and recommended by the Committee to the full Board for final approval. The Committee considers recommendations from our Chairman and Chief Executive Officer in setting compensation for Senior Executive Officers.

In addition to attendance by members of the Compensation Committee, the Committee’s meetings are also regularly attended by our Chairman and Chief Executive Officer, our Senior Vice President of Administration and Human Resources Department employees, as well as management’s and the Board’s compensation consultants. At each meeting the Committee also meets in executive session without members of management present. The Chairman of the Committee reports the Committee’s recommendations on executive compensation to the Board of Directors. Our Human Resources, Tax and Finance Departments support the Compensation Committee in its duties, and the Committee may delegate authority to these departments to fulfill administrative duties relating to our compensation programs.

The Committee has the authority under its Charter to retain, approve fees for, and terminate advisors, consultants and others as it deems appropriate to assist in the fulfillment of its responsibilities. Since 2012, the Committee has engaged the services of its own independent compensation consultant, Pearl Meyer & Partners. Prior to 2012, the Committee had not historically retained its own compensation consultant, but rather used relevant information provided to us by management’s consultant, Towers Watson. The Committee used this information to assist it in carrying out its responsibilities for overseeing matters relating to compensation plans and compensation of our Senior Executive Officers. The Committee continues to use information provided by Towers Watson, but with advice from Pearl Meyer & Partners. Using information provided by a national compensation consultant helps assure the Committee that our policies for compensation and benefits are competitive and aligned with utility and general industry practices. However, the Committee believes that engaging its own independent compensation consultant eliminates the appearance of any potential conflict of interest that might arise because management’s consultant also performs other services for the Company. Pearl Meyer & Partners does not perform any additional services for the Company.

The Compensation Committee has assessed the independence of Pearl Meyer & Partners pursuant to Securities and Exchange Commission rules and New York Stock Exchange Listing Standards and determined that Pearl Meyer & Partners’ work for the Compensation Committee does not raise any conflict of interest. Towers Watson continues to serve as management’s executive officer and director compensation consultant.

Compensation Committee Interlocks and Insider Participation

During 2014, decisions on various elements of executive compensation were made by the Compensation Committee. No officer, employee, former officer or any related person of SCANA or any of its subsidiaries served as a member of the Compensation Committee.

The directors who served on the Compensation Committee during 2014 were:

Mr. Maceo K. Sloan, Chairman

Mr. Joshua W. Martin, III (retired April 2014)

Mr. James M. Micali

Mr. James W. Roquemore

Mr. Harold C. Stowe

Compensation Risk Assessment

Our Human Resources, Risk Management, and Legal Departments have jointly reviewed our compensation policies and procedures to determine whether they present a significant risk to the Company. Based on this review we have concluded that our compensation policies and procedures for all employees are not reasonably likely to have a material adverse effect on the Company. Our annual incentive compensation plans for all employees are structured such that appropriate limits are in place to discourage excessive risk taking. In addition, all leadership level employees

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who are in a position to effect significant policies or projects have compensation at risk on both a short- and long-term basis, which we believe discourages excessive risk taking and encourages supervision of any risk related activities by other employees. Our compensation programs and policies, including our Senior Executive Officer share ownership requirements, reward consistent, long-term performance by heavily weighting leadership level compensation to long-term incentives that reward stock, financial, and operating performance. In addition, all of our senior executive officers, who are also members of our Risk Management Committee, oversee and approve individual and business unit objectives for their areas of responsibility so they are positioned to report any risk associated with such individual or business unit objectives to the Risk Management Committee.

Compensation Discussion and Analysis

Objectives and Philosophy of Executive Compensation

Our senior executive compensation program is designed to support our overall objective of increasing shareholder value by:

•	Hiring and retaining premier executive talent;

•	Having a pay-for-performance philosophy that links total rewards to achievement of corporate, business unit and individual goals, and places a substantial portion of pay for senior executives at risk;

•	Aligning the interests of executives with the long-term interests of shareholders through long-term equity-based incentive compensation; and

•

Ensuring that the elements of the compensation program focus on and appropriately balance our financial, customer service, operational and strategic goals, all of which are crucial to achieving long-term results for our shareholders.

We have designed our compensation program to reward senior executive officers for their individual and collective performance and for our collective performance in achieving goals for growth in basic earnings per share and total shareholder return and other annual and long-term business objectives. We believe our program performs a vital role in keeping executives focused on improving our performance and enhancing shareholder value while rewarding successful individual executive performance in a way that helps to assure retention.

The following discussion provides an overview of our compensation program for all of our senior executive officers (for 2014, a group of 12 people who are at the level of senior vice president and above), as well as a specific discussion of compensation for our Chief Executive Officer, our Chief Financial Officer and the other executive officers named in the Summary Compensation Table that follows this “Compensation Discussion and Analysis.” In this discussion, we refer to the executives named in the Summary Compensation Table as “Named Executive Officers.”

Principal Components of Executive Compensation

During 2014, senior executive compensation consisted primarily of three key components: base salary, short-term cash incentive compensation, and long-term equity-based incentive compensation (under the shareholder-approved Long-Term Equity Compensation Plan). We also provide various additional benefits to senior executive officers, including health, life and disability insurance plans, retirement plans, change in control arrangements, limited perquisites, and, if appropriate, severance and termination benefits. The Compensation Committee makes its decisions about how to allocate senior executive officer compensation among base salary, short-term cash incentive compensation and long-term equity-based incentive compensation on the basis of market information and analysis provided by management’s compensation consultant, and our goals of remaining competitive with the compensation practices of a group of surveyed companies and of linking compensation to our corporate performance and individual senior executive officer performance. We also evaluate the market information for specific positions to ensure we account for internal equity considerations. At the Committee’s discretion, information used or provided by management, or provided by management’s compensation consultant to assist the Committee in making its decisions, may be reviewed by the Committee’s independent compensation consultant, Pearl Meyer & Partners.

A more detailed discussion of each of these components of senior executive officer compensation, the reasons for awarding such types of compensation, the considerations in setting the amounts of each component of compensation, the amounts actually awarded for the periods indicated, and various other related matters are set forth in the sections below.

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Factors Considered in Setting Senior Executive Officer Compensation

Use of Market Surveys and Peer Group Data

We believe it is important to consider comparative market information about compensation paid to executive officers of other companies in order to remain competitive in the executive workforce marketplace. We want to attract and retain highly skilled and talented senior executive officers who have the ability to carry out our short- and long-term goals. To do so, we must be able to compensate them at levels that are competitive with compensation offered by other companies in our business or geographic marketplace that seek similarly skilled and talented executives. Accordingly, we consider market survey results in establishing all components of compensation. The market survey information is provided to us approximately every other year by management’s compensation consultant. In years in which management’s consultant does not provide us with market survey information, and when we require updated information, our process may be to apply an aging factor to the prior year’s information with assistance from management’s consultant, based on its experience in the marketplace. Compensation decisions for 2014 were based on a compensation survey performed in 2013 by management’s compensation consultant, Towers Watson. Prior to the consultant conducting the market survey, we assist management’s consultant in understanding the key duties and responsibilities of our positions, which enables the consultant to match our positions with benchmark positions in its database. If management’s consultant is unable to find an exact match for one of our positions in the consultant’s database due to variances in duties and/or position level, we may assist management’s consultant in identifying the most similar position. The market survey information may then be adjusted upward or downward as necessary to match the position as closely as possible.

Our goal is to set base salary and short- and long-term incentive compensation for our senior executive officers at the median (50th percentile) of compensation paid for similar positions by the companies included in the market surveys. We generally set our target at the median because we believe this target will meet the requirements of most of the persons we seek to hire and retain in our geographic area, and because we believe it is fair both to us and to the executives. Variations to this objective may, however, occur as dictated by the experience level of the individual, internal equity, need for specialized talent, and market factors. We do not set a target level for broad-based benefits for our senior executive officers, but we believe our broad-based benefits are approximately at the median.

The companies included in the market survey are a group of utilities and general industry companies of various sizes in terms of revenue. Approximately half of the companies included in the 2013 market survey had substantially the same levels of annual revenues as we had, while the remainder had revenues ranging from one-third to not greater than 3.8 times our revenues. Market survey results for positions may be size-adjusted using regression analysis to account for these differences in company revenues, which in turn are viewed as a proxy for measuring the relative scope and complexity of the business operations.

The companies included in the 2013 market survey we used in connection with setting base salaries and short- and long-term incentive compensation for 2014, and the states in which they are headquartered are listed below:

Utility Industry: AGL Resources, Inc. (GA); Alliant Energy Corporation (WI); Ameren Corporation (MO); Avista Corp. (WA); CenterPoint Energy, Inc. (TX); CMS Energy Corporation (MI); Dominion Resources, Inc. (VA); DPL, Inc. (OH); Duke Energy Corporation (NC); Edison International (CA); Entergy Corporation (LA); FirstEnergy Corporation (OH); Hawaiian Electric Industries, Inc. (HI); NextEra Energy, Inc. (FL); Northeast Utilities (CT); NV Energy, Inc. (NV); OGE Energy Corporation (OK); Pepco Holdings, Inc. (DC); Pinnacle West Capital Corporation (AZ); PNM Resources, Inc. (NM); Portland General Electric Co. (OR); PPL Corporation (PA); Progress Energy, Inc. (NC); Public Service Enterprise Group, Inc. (NJ); Sempra Energy (CA); Southern Company (GA); TECO Energy, Inc. (FL); Westar Energy, Inc. (KS); Wisconsin Energy Corporation (WI); Xcel Energy, Inc (MN).

General Industry: Armstrong World Industries, Inc. (PA); Avery Dennison Corporation (CA); Ball Corporation (CO); Cameron International Corporation (TX); Eastman Chemical Company (TN); Ecolab Inc. (MN); Goodrich Corporation (NC); Hanesbrands, Inc. (NC); The Hershey Company (PA); Level 3 Communications, Inc. (CO); ManTech International Corporation (VA); Mattel, Inc. (CA); MeadWestvaco Corporation (VA); Pitney Bowes, Inc. (CT); Rockwell Automation, Inc. (WI); Rockwell Collins, Inc. (IA); Sealed Air Corporation (NJ); Snap-on, Inc. (WI); Sonoco Products Company (SC); Steelcase Inc. (MI); Terex Corporation (CT); The Scotts Miracle-Gro Company (OH); The Sherwin-Williams Company (OH); Unisys Corporation (PA); USG Corporation (IL).

We believe the utilities included in our market survey are an appropriate group to use for compensation comparisons because they align well with our revenues, the nature of our business and workforce, and the talent and skills required for safe and successful operations. We believe the additional non-utility companies included in our market survey are

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appropriate to include in our comparisons because they align well with our revenues, and are the types of companies that might be expected to seek executives with the same general skills and talents as the executives we are trying to attract and retain in our geographic area. The companies we use for comparisons may change from time to time based on the factors discussed above.

To make comparisons with the market survey results, we generally divide all of our senior executive officers into utility and non-utility executive groups — that is, executive officers whose responsibilities are primarily related to utility businesses and require a high degree of technical or industry-specific knowledge (such as electrical engineering, nuclear engineering or gas pipeline transmission), and those whose responsibilities are more general and do not require such specialized knowledge (such as business, finance, and other corporate support functions). We then attempt to match to the greatest degree possible our positions with similar positions in the survey results. We may blend the survey results to achieve what we believe is an appropriate comparison.

We also use performance data covering a larger peer group of utilities in determining long-term equity incentive compensation under our shareholder-approved Long-Term Equity Compensation Plan, as discussed under “Long-Term Equity Compensation Plan.”

Personal Qualifications

In addition to considering market survey comparisons, we consider each senior executive officer’s knowledge, skills, scope of authority and responsibilities, job performance and tenure with us as a senior executive officer.

Mr. Marsh has been our Chairman and Chief Executive Officer since December 2011, and he has also served as our President and Chief Operating Officer since January 2011. Prior to January 2011, he served as our Senior Vice President from 1998 to January 2011, and as our Chief Financial Officer from 1996 to April 2006. He previously served as President of South Carolina Electric & Gas Company (“SCE&G”), our largest subsidiary from April 2006 to November 2011, and as SCE&G’s Chief Operating Officer from April 2006 to January 2011. Mr. Marsh previously practiced as a certified public accountant and has been with us for over 30 years. As our Chief Executive Officer, Mr. Marsh has responsibility for strategic planning, development of our senior executive officers and oversight of our operations.

Mr. Addison was appointed Executive Vice President of SCANA in January 2012, and he has served as our Chief Financial Officer since April 2006. Additionally, in May 2014, Mr. Addison was appointed President and Chief Operating Officer of our subsidiary, SCANA Energy Marketing, Inc. In October 2014 he was appointed President and Chief Operating Officer of our subsidiary, SCANA Communications, Inc., and served in these capacities until its sale in February 2015. Prior to January 2012, Mr. Addison had served as a Senior Vice President of SCANA since 2006 and Vice President of Finance from 2001 to 2006. As Chief Financial Officer, he is responsible for all of our financial operations, including accounting, risk management, treasury, investor relations, shareholder services, taxation and financial planning, as well as our information technology functions. Mr. Addison is a certified public accountant and has been with us for 24 years.

Mr. Byrne is an Executive Vice President of SCANA, as well as President of Generation and Transmission and Chief Operating Officer of SCE&G. He is also responsible for our fossil/hydro operations. In these positions, he is responsible for overseeing all of our activities related to fossil/hydro and nuclear power, including nuclear plant operations, emergency planning, licensing, and nuclear support services, as well as overseeing construction of our new nuclear facilities. He has over 30 years of experience in the nuclear industry, and he has also held a Nuclear Regulatory Commission Senior Reactor Operator’s license. Mr. Byrne has been with us for 19 years.

Mr. Bullwinkel, who retired in January 2015, was a Senior Vice President of SCANA, and until May 2014, he served as President and Chief Operating Officer of our subsidiaries, SCANA Energy Marketing, Inc. and ServiceCare, Inc. Mr. Bullwinkel also served as President of our subsidiary SCANA Communications, Inc. until December 2014. For a portion of 2013, he was also responsible for senior executive oversight of our subsidiary, Public Service Company of North Carolina, Incorporated, d/b/a PSNC Energy. In these positions, he was responsible for overall operations of each of these subsidiaries. Mr. Bullwinkel was with us for 44 years.

Mr. Lindsay is a Senior Vice President and the General Counsel of SCANA and its subsidiaries. He is responsible for oversight of all legal, legal regulatory, environmental, and corporate secretary functions. Mr. Lindsay has been with us for 6 years and has more than 35 years experience as an attorney, which includes more than 20 years serving in a General Counsel role.

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Other Factors Considered

In addition to the foregoing information, we consider the fairness of the compensation paid to each senior executive officer in relation to what we pay our other senior executive officers. Our Compensation Committee also considers recommendations from our Chairman and Chief Executive Officer in setting compensation for senior executive officers.

We review our compensation program and levels of compensation paid to all of our senior executive officers, including the Named Executive Officers, annually and may make adjustments based on the foregoing factors as well as other subjective factors.

In 2014, our Compensation Committee reviewed summaries of compensation components (“tally sheets”) for all of our senior executive officers, including the Named Executive Officers. These tally sheets reflect changes in compensation during the prior year, if any, and affix dollar amounts to each component of compensation. Although the Committee did not make any adjustments to executive compensation in 2014 based solely on its review of the tally sheets, it intends to continue to use such tally sheets in the future to review each component of the total compensation package, including base salaries, short- and long-term incentives, severance plans, insurance, retirement and other benefits, as a factor in determining the total compensation package for each senior executive officer.

Timing of Senior Executive Officer Compensation Decisions

Annual salary reviews are routinely conducted and any adjustments are made, and short- and long-term incentive compensation awards are routinely granted in February of each year at the first regularly scheduled Compensation Committee and Board meetings. Determinations also are made at those meetings as to whether to pay out awards under the most recently completed cycle of short- and long-term incentive compensation (which include equity based incentive compensation). Compensation determinations also may be made by the Committee at its other quarterly meetings in the case of newly hired executives, promotions of employees, or adjustments of existing employees’ compensation that could not be deferred until the February meeting. We routinely release our annual and quarterly earnings information to the public in conjunction with the quarterly meetings of our Board.

Base Salaries

Senior executive officer base salaries are divided into grade levels based on market data for similar positions, experience and certain internal equity considerations. The Compensation Committee believes it is appropriate to set base salaries at a reasonable level that will provide executives with a predictable income base. Accordingly, base salaries are targeted at the median (50th percentile) of the market survey data with the exception of Mr. Marsh’s salary which is targeted at the 75th percentile. The Compensation Committee reviews base salaries annually and makes adjustments, if appropriate, on the basis of an assessment of individual performance, relative levels of accountability, prior experience, breadth and depth of knowledge, specialized talent required for new operational initiatives, changes in market compensation practices as reflected in market survey data, and relative compensation levels within our Company. In February 2014, certain of the Named Executive Officers received base salary increases in the following percentages: Mr. Marsh, 5%; Mr. Addison, 5%; Mr. Byrne, 5%; and Mr. Lindsay, 5%. Such increases were based on individual performance and the degree to which the Named Executive Officers’ base salaries were below the market rate for their positions and certain internal equity considerations.

Short-Term and Long-Term Incentive Compensation

Our senior executive officer compensation program provides for both short-term incentive compensation in the form of annual cash incentive compensation, and long-term equity-based incentive compensation payable at the end of periods which have historically lasted three years. Both our Short-Term Annual Incentive and Long-Term Equity Compensation Plans promote our pay-for-performance philosophy, as well as our goal of having a meaningful amount of pay at-risk, and we believe both Plans provide us a competitive advantage in recruiting and retaining top quality talent.

We believe the Short-Term Annual Incentive Compensation Plan provides our senior executive officers with an annual stimulus to achieve short-term individual and business unit or departmental goals and short-term corporate earnings goals that ultimately help us achieve our long-term corporate goals. We believe the long-term equity-based incentive compensation counterbalances the emphasis of short-term incentive compensation on short-term results by focusing our senior executive officers on achievement of our long-term corporate goals, providing additional incentives for them to remain our employees by ensuring that they have a continuing stake in the long-term success of the Company, and significantly aligning the interests of senior executive officers with those of our shareholders.

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Short-Term Annual Incentive Plan

Our Short-Term Annual Incentive Plan provides financial incentives for performance in the form of opportunities for annual incentive cash payments. Participants in the Short-Term Annual Incentive Plan currently include not only our senior executive officers, but also approximately 240 additional employees, including other officers, senior management, division heads and other professionals whose positions or levels of responsibility make their participation in the plan appropriate. Our Chief Executive Officer recommends, and the Compensation Committee approves, the performance measures, operational goals and other terms and conditions of incentive awards for senior executive officers, including the Named Executive Officers, except the Chief Executive Officer, for whom such determinations are made by the Committee along with the other independent directors.

The Compensation Committee reviews and approves target short-term incentive levels at its first regularly scheduled meeting each year based on percentages assigned to each executive salary grade. Actual short-term incentive awards are based both on the Company’s achieving pre-determined financial and business objectives in the coming year, and on each senior executive officer’s level of performance in achieving his or her individual financial and strategic objectives. The Committee selected these performance metrics because it believes they are key measures of financial and operational success, and that achieving our earnings and strategic goals supports the interests of our shareholders. In assessing accomplishment of objectives, the Committee considers the difficulty of achieving each objective, unforeseen obstacles or favorable circumstances that might have altered the level of difficulty in achieving the objective, overall importance of the objective to our long-term and short-term goals, and importance of achieving the objective to enhancing shareholder value. Changes in annual target short-term incentive levels can be made if there are changes in the senior executive officer’s salary grade level that warrant a target change.

The discussion in this section relates to decisions made, and the reasons for those decisions, under the Short-Term Annual Incentive Plan practices as in effect for 2014. As discussed above under “Questions and Answers about Executive Compensation – Have Any Changes Been Made for 2015 to Short-Term and Long-Term Incentive Compensation Practices in Light of the Shareholder Advisory Votes on Executive Compensation?” beginning on page 7, and below under “—2015 Changes to our Short-Term and Long-Term Incentive Compensation Practices,” on page 38, the Committee has made a number of changes to our short-term annual incentive practices for 2015.

In the discretion of the Compensation Committee (or all of the independent directors in the case of the Chief Executive Officer), the Short-Term Annual Incentive Plan as in effect for 2014 allowed for an increase or decrease in short-term incentive award payouts, but cumulative discretionary adjustments to target award payouts for all participants could not increase or decrease overall award levels by more than 50%. Individual awards may nonetheless be decreased or eliminated if the Committee determines that actual results warrant a lower payout.

For a number of years prior to 2013, half of the annual cash incentive award under the Short-Term Annual Incentive Plan was earned based on the extent to which we met designated earnings per share targets, and the other half of the award was earned based on our Named Executive Officers’ and the other participants’ in the plan achieving their individual and business unit performance objectives. Based on the factors discussed below, the Committee changed the bases for allocation of these cash incentive awards for 2013 to place more emphasis on participants’ individual and business unit performance objectives and less emphasis on earnings per share goals, and continued this practice for 2014. However, in response to comments and questions raised by proxy advisory firms, for 2015, in addition to other modifications, the Committee returned to the prior plan design, weighting earnings per share and individual and business unit objectives equally. See “Questions and Answers about Executive Compensation – Have Any Changes Been Made for 2015 to Short-Term and Long-Term Incentive Compensation Practices in Light of the Shareholder Advisory Votes on Executive Compensation?” beginning on page 7, and “—2015 Changes to our Short-Term and Long-Term Incentive Compensation Practices,” on page 38.

During 2012, management redesigned its strategic planning process and, based on comments from the Compensation Committee, incorporated a process to make individual and business unit objectives and incentive goals more specific, measurable, and more closely aligned with our strategic plan. As a result of the new strategic planning process and the development of new incentive goals, management made a recommendation to the Compensation Committee to base a greater percentage of short-term incentive awards on individual and business unit performance criteria, over which the participants have significant control, rather than on earnings per share metrics, over which participants may have less control, particularly under the then-current state of the economy and our operational challenges. Management discussed with the Committee that requiring participants to develop more detailed and challenging goals, which included financial measures in addition to the earnings per share component, could serve to reduce any potential disconnect between the short-term annual incentive award and personal and

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business unit performance. In addition, management discussed its belief that placing a greater emphasis on individual and business unit performance objectives would create a better incentive for participants to achieve goals that would help us to achieve our business and strategic initiatives, which, in the long term, would be expected to help us increase our profitability and increase shareholder returns.

Taking into consideration these discussions with management, in reviewing awards under the Short-Term Annual Incentive Plan at its October 2012 and February 2013 meetings, and in reviewing individual and business unit objectives for all senior executive officers, the Compensation Committee agreed that, in light of the Company’s significant operational objectives, including the construction of two new nuclear facilities, the Short-Term Annual Incentive Plan may not have provided sufficient flexibility to appropriately reward individual participants for achieving or exceeding personal performance or business unit objectives, or to sufficiently penalize individual participants for failing to adequately achieve such objectives. The Committee also took into account the fact that, on management’s recommendation, the Committee had decreased the earnings per share payout for 2011 awards under the Short-Term Annual Incentive Plan for all participants in 2012 by 25%, despite the fact that the earnings per share component of the award was earned at a higher level, because certain cost control objectives had not been achieved. The Committee further considered that, under management’s recommendation for changes to the Plan, at least 25% of most participants’ individual and business unit performance objectives under the Short-Term Annual Incentive Plan would be expected to be related to a financial objective, which would be in addition to the 25% of the award based on earnings per share targets.

Based on all of these considerations, the Compensation Committee approved management’s recommendation for the 2013 awards under the Short-Term Annual Incentive Plan to focus more on individual and business unit performance objectives and less on an earnings per share target, and continued that practice for 2014.

Accordingly, for 2014, the awards under the Short-Term Annual Incentive Plan again provided that:

•	25% of the annual cash incentive award would be earned based on the extent to which we met designated earnings per share goals; and

•

75% of the award would be earned based on our Named Executive Officers and the other participants achieving individual and business unit performance objectives. The Committee reviewed and approved all senior executive officer individual and business unit objectives, and the Committee, along with the other independent directors, approved the Chief Executive Officer’s individual and business unit objectives.

The estimated possible payouts that could have been earned under the 2014 awards if performance objectives were met at threshold, target and maximum levels are set forth in the “2014 Grants of Plan-Based Awards” table on page 44. The 2014 payouts under the Short-Term Annual Incentive Plan based on our achieving our earnings per share target and business objectives, and our Named Executive Officers’ achieving their individual objectives, are reflected in the “Summary Compensation Table” on page 43 under the columns “Bonus” and “Non-Equity Incentive Plan Compensation.”

Earnings per Share Component of 2014 Annual Incentive Award

Up to 25% of the total 2014 annual incentive award would be earned based on the extent to which we met our earnings per share goals as set forth below:

Basic EPS	$3.45	$3.46	$3.47	$3.48	$3.49	$3.50	$3.51	$3.52	$3.53	$3.54	$3.55
Payout (as % of target award)	10%	11.5%	13%	14.5%	16%	17.5%	19%	20.5%	22%	23.5%	25%

Our actual basic earnings per share for 2014 were $3.79, which resulted in our senior executive officers, and the other participants in the Short-Term Annual Incentive Plan, earning 100% on the 25% of the 2014 annual incentive award based on the earnings per share component.

Individual Strategic Objectives Component of 2014 Annual Incentive Award

The remaining 75% of the 2014 annual incentive award was based on our senior executive officers’ level of performance in helping us achieve our annual business objectives by achieving their individual performance objectives.

With the exception of one, all of our Named Executive Officers achieved all of their individual strategic objectives. Accordingly, we made 100% payouts to our Named Executive Officers on the 75% of the annual incentive award based on individual performance, with the exception of Mr. Byrne, whose award was earned at 62.5%. The portion

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of Mr. Byrne’s award related to his individual objectives was reduced by 12.5% due to a delay in our new nuclear construction project which resulted in the inability to set a specific module by pre-determined dates in late 2014. As further discussed below under the caption “—Discretionary Bonus Award,” we also made a discretionary bonus award equal to 20% of actual Short-Term Annual Incentive Plan awards to each of our Named Executive Officers as permitted by the Plan. In addition, two of our Named Executive Officers received the maximum discretionary award of an additional 30% (for a total payout of 150% of their target award) in recognition of their efforts to sell two of our subsidiaries.

Individual Strategic Objectives on which 2014 Annual Incentive Awards were Based

The individual strategic objectives the Compensation Committee considered in determining short-term incentive awards for the Named Executive Officers were as follows:

Mr. Marsh’s award was based on his oversight of our new nuclear construction activities; implementing the second phase of a succession development program; development, for consideration by the Board of Directors, of a long-term strategic plan to address the Company’s anticipated future mix and sources of generation, including new nuclear and renewable energy, as well as the impact of national and global financial uncertainties and future levels of energy demand; and providing leadership to the senior executive officers.

Mr. Addison’s award was based on his leadership in helping to assure the Company achieves specific goals associated with our capital needs and financing requirements during our peak nuclear construction activities, while appropriately balancing interests of customers and shareholders; implementation of a new demand-side management strategy to address recent regulatory changes; and his oversight of a key, multi-year, multi-million dollar technology upgrade related to a critical infrastructure protection project.

Mr. Byrne’s award was based on his operational oversight of SCE&G (our largest subsidiary) in helping to assure that the Company’s financing and capital plans are achievable during the peak nuclear construction timeframes; his oversight of the new nuclear construction milestones to set specific modules; implementation of a new demand-side management strategy to balance customer impacts with forecasted rate increases; and his oversight of the development and implementation of a plan to help assure reliability in the event of certain weather related incidents.

Mr. Bullwinkel’s award was based on his continued oversight, and successful final implementation, of improved operational efficiencies with new technology related to an asset management system; his oversight of a long-term wholesale business and long-term fuel capacity purchases for system reliability; transitioning the operations of our subsidiary, ServiceCare, into other subsidiaries such that the standalone entity is no longer needed; oversight of our efforts to increase our customer base in one of our subsidiaries; and achieving targeted operations and maintenance expense at four of our subsidiaries.

Mr. Lindsay’s award was based on oversight of a data security audit of confidential information for select vendors of the Company; his oversight of implementation of new governance-related technology; his oversight of state and federal regulatory compliance programs, including the development and enhancement of current compliance programs at various subsidiaries; and his oversight of environmental milestones, including the submission of a closure plan for a landfill.

Discretionary Bonus Award

A discretionary bonus award for eligible participants in our Short-Term Annual Incentive Plan was recommended to our Compensation Committee by our Chief Executive Officer, and both the Compensation Committee and the Board approved a 20% discretionary award for all participants, including our Named Executive Officers. In making the decision to approve the discretionary award, the Compensation Committee and the Board considered that in 2014 the Company excelled in many operational areas while successfully negotiating the sale of two of our subsidiaries for a combined sales price of approximately $650 million. The Committee also considered that, unlike the annual incentive plans used by many of the Company’s peers, our Short-Term Annual Incentive Plan, as in effect for 2014, did not automatically pay out above target and instead relied on the Committee to exercise discretion in years in which performance supports an award greater than target. During the previous ten years, the Board has only exercised positive discretion to pay above target on four occasions. The Committee determined that, in order to follow the Company’s philosophy of paying for performance, discretionary awards for 2014 were appropriate to reward operational and administrative achievements, some of which are as follows:

•	We exceeded our 2014 earnings per share target;

•	We also exceeded our 2014 total shareholder return target by ranking well into the top 50% of our peer group of utilities;

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•

We continued to achieve operational excellence while pursuing our new nuclear construction project and controlling our operations and maintenance expenses such that we exceeded our growth in earnings per share target; and

•	We simultaneously negotiated the sale of two of our subsidiaries, Carolina Gas Transmission Corporation and SCANA Communications, Inc., for a combined sales price of approximately $650 million.

In addition to the discretionary bonus award discussed above, two of our Named Executive Officers, Messrs. Addison and Lindsay, received the maximum discretionary award permitted by the Plan, representing 50% of their actual Short-Term Annual Incentive Plan target, to reward them for efforts and achievements associated with the sale of our subsidiaries, Carolina Gas Transmission Corporation and SCANA Communications, Inc., for a combined sale price of approximately $650 million.

Long-Term Equity Compensation Plan

The potential value of long-term equity-based incentive compensation opportunities comprises a significant portion of the total compensation package for senior executive officers and key employees. The Compensation Committee believes that emphasizing this component of total compensation provides the appropriate long-range focus for senior executive officers and other key employees who are charged with responsibility for managing the Company and achieving success for our shareholders because it links the amount of their compensation to our long-term business and financial performance.

A portion of each senior executive officer’s potential compensation consists of awards under the Long-Term Equity Compensation Plan. The types of long-term equity-based compensation the Compensation Committee may award under the Plan include incentive and non-qualified stock options, stock appreciation rights (either alone or in tandem with a related stock option), restricted stock, restricted stock units, performance units and performance shares. In recent years, our long-term equity-based awards have been in the form of performance shares and restricted stock units. These long-term equity-based awards are granted subject to satisfaction of specific performance goals and vesting schedules. For the 2012-2014, the 2013-2015, and the 2014-2016 performance periods, awards under the Long-Term Equity Compensation Plan consisted of 80% performance shares and 20% restricted stock units. (The allocation of performance shares and restricted stock units for 2015 has changed. See “Questions and Answers about Executive Compensation – Have Any Changes Been Made for 2015 to Short-Term and Long-Term Incentive Compensation Practices in Light of the Shareholder Advisory Votes on Executive Compensation?” beginning on page 7, and “—2015 Changes to our Short-Term and Long-Term Incentive Compensation Practices,” on page 38.) The Committee has not awarded stock options since 2002 and has no plans to do so in the foreseeable future, and the Committee has not awarded any stock appreciation rights under the Plan.

We believe awards of performance shares align the interests of our executives with those of shareholders because the value of such awards is tied to our achieving financial and business goals that would be expected to affect the value of our common stock. We believe awards of restricted stock units align the interests of our executives with those of shareholders in that they ensure a long-term view of success, and we believe the three year vesting schedule aids in retention of executives. Although restricted stock units do not have the same risk of forfeiture for failure to meet performance thresholds associated with performance shares, they have no upside potential for payout above target level.

The discussion in this section relates to decisions made, and the reasons for those decisions, under the Long-Term Equity Compensation Plan practices as in effect for 2014. As discussed above under “Questions and Answers about Executive Compensation – Have Any Changes Been Made for 2015 to Short-Term and Long-Term Incentive Compensation Practices in Light of the Shareholder Advisory Votes on Executive Compensation?” beginning on page 7, and below under “—2015 Changes to our Short-Term and Long-Term Incentive Compensation Practices,” on page 38, the Committee has made a number of changes to our long-term equity incentive compensation practices for 2015.

Performance Share Awards

For the past several years, the Compensation Committee has been granting performance share awards that are earned, if at all, over a three-year period that is measured in three one-year cycles based on comparative Total Shareholder Return (“TSR”) and earnings per share growth components. (Beginning with grants made in February 2015, the three-year periods will be measured in a single three-year cycle. See “Questions and Answers about Executive Compensation – Have Any Changes Been Made for 2015 to Short-Term and Long-Term Incentive Compensation Practices in Light of the Shareholder Advisory Votes on Executive Compensation?” beginning on page 7, and “—2015 Changes to our

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Short-Term and Long-Term Incentive Compensation Practices,” on page 38.) Performance share awards based on these components place a portion of executive compensation at risk because executives are compensated pursuant to the awards only when the objectives for TSR and earnings growth are met. Additionally, comparing our TSR to the TSR of a group of other companies reflects our recognition that investors could have invested their funds in other entities and measures how well we performed over time when compared to others in the group.

Performance share awards are denominated in shares of our common stock. The number of target performance shares into which awards are denominated is calculated by multiplying the Named Executive Officer’s base salary by a target percentage based on positions cited in the market survey data and dividing the product by a valuation factor applied to our opening stock price on the date of grant. The target percentage is derived from market survey data of the peer companies listed above under “Factors Considered in Setting Senior Executive Officer Compensation — Use of Market Surveys and Peer Group Data.” The valuation factor is provided to us by management’s compensation consultant and is intended as a means to establish a grant date salary equivalent value that takes into consideration such factors as dividend treatment, potential for maximum performance, and the treatment of awards upon termination. Performance share awards may be paid in stock or cash or a combination of stock and cash at the Committee’s discretion, but are most frequently paid in cash. In recent years, all payouts have been in cash. Payouts are based on the closing market price of our stock on the last business day of the three-year performance period.

2012-2014 Performance Share and Restricted Stock Unit Awards

For the 2012-2014 period, we granted awards under the Long-Term Equity Compensation Plan to each of the Named Executive Officers comprised of a combination of 80% performance shares and 20% restricted stock units.

Components of 2012-2014 Performance Share Awards

For the 2012-2014 period, the components on which we based performance share awards to senior executive officers were as follows: (1) our TSR relative to the TSR of a peer group of companies; and (2) a growth in earnings component based on growth in “GAAP-adjusted basic net earnings per share from operations” as that term is used in the Company’s periodic reports and external communications1. TSR over the performance period was equal to the change in our common stock price, plus cash dividends paid on our common stock during the period, divided by the common stock price as of the beginning of the period. One half of target performance shares were based on the TSR component and one half were based on the earnings growth component.

Performance measurement and award determinations for the performance shares for the 2012-2014 period were made on an annual basis with vesting and payment of awards being deferred until after the end of the three-year period. Accordingly, payouts under the 2012-2014 three-year period were earned for each year that performance goals were met during the three-year period, but vesting and payment were deferred until the end of the three-year period and were contingent upon the participant still being employed with us at the end of the three-year period, subject to certain exceptions in the event of retirement, death or disability. Payouts would also have been accelerated in the event of certain change in control events. See “ — Potential Payments Upon Termination or Change in Control.”

Performance Criteria for the 2012-2014 Performance Share Awards and Earned and Vested Awards for the 2012-2014 Performance Period

Payouts based on the TSR component of the 2012-2014 performance share awards were scaled according to our ranking against a peer group of utilities. Executives could earn threshold payouts (equal to 25% of target award) for each year of the three-year period in which we ranked at the 25th percentile in relation to the peer group’s TSR performance for the one-year cycle. Target payouts (equal to 100% of target award) could be earned for each year of the three-year period in which we ranked at the 50th percentile in relation to the peer group’s TSR performance for the one-year cycle. Maximum payouts (equal to 175% of target award) could be earned for each year of the three-year

[1]	GAAP-adjusted basic net earnings per share from operations provides a consistent basis upon which to measure performance from year to year. GAAP-adjusted basic net earnings per share from operations has historically excluded from earnings such items as the effects arising from the Company’s adoption of new accounting guidance, the favorable settlement of certain litigation, and the effects of sales of certain investments. Management uses this measure when determining earnings guidance and growth projections and when making resource allocation and other budgetary and operational decisions. During 2011, our GAAP-adjusted basic net earnings per share from operations and our GAAP basic net earnings per share from operations were $3.01, during 2012, our GAAP-adjusted basic net earnings per share from operations and our GAAP basic net earnings per share from operations were $3.20, and during 2013, our GAAP-adjusted basic net earnings per share from operations and our GAAP basic net earnings per share from operations were $3.40. During 2014, our GAAP-adjusted basic net earnings per share from operations of $3.58 was lower than our GAAP basic net earnings per share from operations of $3.79 due to the exclusion of $0.21 attributable to the effects of abnormal weather in the Company’s electric business.

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period in which our performance ranked at or above the 90th percentile in relation to the peer group’s TSR performance for the one-year cycle. Payouts were scaled between 25% and 175% based on the actual percentile achieved. No payout could be earned if our performance was less than the 25th percentile, and no payouts could exceed 175% of the target award. Threshold, target and maximum payouts at the 25th, 50th and 90th percentiles were used because these generally matched the levels used by the companies in the market survey data.

The peer group of utilities with which we compared our TSR for the 2012-2014 period are set forth below:

Alliant Energy Corporation; Ameren Corporation; American Electric Power; Avista Corporation; Centerpoint Energy Inc.; CMS Energy Corporation; Consolidated Edison, Inc.; Dominion Resources, Inc.; DTE Energy Company; Duke Energy Corporation; Edison International; Entergy Corporation; Exelon Corporation; FirstEnergy Corp.; Great Plains Energy, Inc.; Hawaiian Electric Industries, Inc.; Integrys Energy Group, Inc.; NextEra, Inc.; NiSource Inc.; Northeast Utilities; NorthWestern Corporation; NV Energy; OGE Energy Corp.; Pepco Holdings, Inc.; PG&E Corporation; Pinnacle West Capital Corporation; PNM Resources, Inc.; PPL Corporation; Public Service Enterprise Group, Inc.; Southern Company; TECO Energy, Inc.; UIL Holdings Corporation; UNS Energy Corporation; Vectren Corporation; Westar Energy, Inc.; Wisconsin Energy Corporation; XCEL Energy, Inc.

The number of utilities included in the peer group used for TSR comparisons is larger than the number included in the market survey utility peer group we use for purposes of setting base salary and short- and long-term incentive targets because information about TSR is publicly available for a larger number of utilities. We include only utilities in the TSR peer group because we have assumed that shareholders would measure our performance against performance of other utilities in which they might have invested.

For the first, second and third years of the 2012-2014 period, our TSR was at the 66th, 24th and 61st percentiles, respectively, which resulted in an award of 130% being earned for the first year, no award on the TSR component being earned for the second year, and 121% being earned for the third year, vesting and payment of which were deferred until the end of the three-year period as discussed above. The overall payout of the TSR portion of the shares, which occurred in February 2015, was 84%.

With respect to the earnings growth component for the 2012-2014 period, executives could earn threshold payouts (equal to 25% of target award) for each year in the three-year period in which growth in GAAP-adjusted basic net earnings per share from operations equaled 1%. Executives could earn target payouts (equal to 100% of target award) for each year in which such growth equaled 4%, and maximum payouts (equal to 175% of target award) for each year in which such growth equaled or exceeded 7%. Payouts were scaled between 25% and 175% based on the actual growth in GAAP-adjusted basic net earnings per share from operations. No payouts could be earned for any year in which growth in GAAP-adjusted basic net earnings per share from operations was less than 1%, and no payouts could exceed 175% of target award.

For the first, second and third years of the 2012-2014 period, our growth in GAAP-adjusted basic net earnings per share from operations was 6.3%, 6.3%, and 5.3%, respectively (6.3%, 6.3%, and 11.5%, respectively, in GAAP basic net earnings per share from operations (see footnote 1 on page 35 for a reconciliation of our GAAP-adjusted basic net earnings per share from operations to our GAAP basic net earnings per share from operations)), which resulted in a 157.5%, 157.5% and 132.5% award on the earnings per share component being earned for the respective years, vesting and payment of which were deferred until the end of the three-year period as discussed above. The overall payout of the GAAP-adjusted basic net earnings per share from operations portion of the shares, which occurred in February 2015, was 149%.

The overall payout of the total TSR and GAAP-adjusted basic net earnings per share from operations components of the performance share awards for the 2012-2014 cycle, which occurred in February 2015, was 117%, and is reflected in the “2014 Option Exercises and Stock Vested” table on page 46.

2012-2014 Restricted Stock Unit Awards

The 2012-2014 restricted stock unit awards were granted on February 15, 2012, and were based on the fair market value of our common stock on the date of grant. The restricted stock units were subject to a three-year vesting period, and were not performance based. The restricted stock units did not have voting rights prior to vesting, and were subject to forfeiture in the event of termination of employment prior to the end of the vesting period, subject to exceptions for retirement, death, disability, or change in control. Information about vesting of the restricted stock unit award component of the 2012-2014 awards is reflected in the “2014 Option Exercises and Stock Vested” table on page 46. The restricted stock units were paid in cash in February 2015.

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2013-2015 Performance Share and Restricted Stock Unit Awards

For the 2013-2015 period, we again granted awards under the Long-Term Equity Compensation Plan to each of the Named Executive Officers comprised of a combination of 80% performance shares and 20% restricted stock units.

Components of 2013-2015 Performance Share Awards

The components on which we based the 2013-2015 performance share awards were the same as those used for the 2012-2014 period, consisting of one half to be earned based on our level of achieving TSR targets and the remaining one half to be earned based on our level of achieving growth in GAAP-adjusted basic net earnings per share from operations targets. Performance measurement and award determination for the performance shares for the 2013-2015 period will also be made on an annual basis with vesting and payment of awards being deferred until after the end of the three-year period on the same terms as for the 2012-2014 awards. See “Components of 2012-2014 Performance Share Awards.”

Performance Criteria for the 2013-2015 Performance Share Awards and Earned Awards for the 2013 and 2014 Performance Cycles

For the half of performance shares based on our level of achieving TSR targets, the performance criteria, and the TSR peer group of utilities used for the 2013-2015 period were again the same as those used for the 2012-2014 period as discussed above under “Performance Criteria for the 2012-2014 Performance Share Awards and Earned and Vested Awards for the 2012-2014 Performance Period,” unless a company could no longer be included due to a merger, dissolution or other similar transaction.

For the first and second years of the 2013-2015 period, our TSR was at the 24th and 61st percentiles, which resulted no award being earned on the TSR component for the first year and 121% being earned for the second year.

For the half of performance shares based on our level of achieving growth in GAAP-adjusted basic net earnings per share from operations targets, executives could earn threshold payouts (equal to 25% of target award) for each year in the three-year period in which growth in GAAP-adjusted basic net earnings per share from operations equaled 1%. Executives could earn target payouts (equal to 100% of target award) for each year in which such growth equaled 4.5%, and maximum payouts (equal to 175% of target award) for each year in which such growth equaled or exceeded 8%. Potential payouts were scaled between 25% and 175% based on the actual growth in GAAP-adjusted basic net earnings per share from operations. No payouts could be earned for any year in which growth in GAAP-adjusted basic net earnings per share from operations was less than 1%, and no payouts could exceed 175% of target award.

For the first and second years of the 2013-2015 period, our growth in GAAP-adjusted basic net earnings per share from operations was 6.3% and 5.3%, respectively (6.3%, and 11.5%, respectively, in GAAP basic net earnings per share from operations (see footnote 1 on page 35 for a reconciliation of our GAAP-adjusted basic net earnings per share from operations to our GAAP basic net earnings per share from operations)), which resulted in 138.6% and 117% awards on the earnings per share component being earned for the first year and second years, respectively, payment and vesting of which will be deferred until the end of the three-year period as discussed above.

See the “Outstanding Equity Awards at 2014 Fiscal Year-End” table on page 45 for information about the number and value of performance shares that have been earned for the first and second years of the 2013-2015 period, but have not vested.

2013-2015 Restricted Stock Unit Awards

The 2013-2015 restricted stock unit awards were granted on February 20, 2013, and were based on the fair market value of our common stock on the date of grant. The restricted stock units are subject to a three-year vesting period, and are not performance based. The restricted stock units have the same terms as the 2012-2014 restricted stock units as discussed above under “2012-2014 Restricted Stock Unit Awards.” Information about the restricted stock unit awards outstanding at the end of 2014 is provided in the “Outstanding Equity Awards at 2014 Fiscal Year-End” table on page 45.

2014-2016 Performance Share and Restricted Stock Unit Awards

For the 2014-2016 period, we again granted awards under the Long-Term Equity Compensation Plan to each of the Named Executive Officers comprised of a combination of 80% performance shares and 20% restricted stock units. See the “2014 Grants of Plan-Based Awards” table on page 44.

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Components of 2014-2016 Performance Share Awards

The components on which we based the 2014-2016 performance share awards were the same as those used for the 2012-2014 and 2013-2015 periods, consisting of one half to be earned based on our level of achieving TSR targets and the remaining one half to be earned based on our level of achieving growth in GAAP-adjusted basic net earnings per share from operations targets. Performance measurement and award determination for the performance shares for the 2014-2016 period will also be made on an annual basis with payment of awards being deferred until after the end of the three-year period on the same terms as for the 2012-2014 and 2013-2015 awards. See “Components of 2012-2014 Performance Share Awards” and “Components of 2013-2015 Performance Share Awards.”

Performance Criteria for the 2014-2016 Performance Share Awards and Earned Awards for the 2014 Performance Cycle

For the half of performance shares based on our level of achieving TSR targets, the performance criteria, and the TSR peer group of utilities used for the 2014-2016 period are again the same as those used for the 2012-2014 and 2013-2015 periods as discussed above under “Performance Criteria for the 2012-2014 Performance Share Awards and Earned and Vested Awards for the 2012-2014 Performance Period” and “Performance Criteria for the 2013-2015 Performance Share Awards and Earned Awards for the 2013 and 2014 Performance Cycles,” unless a company could no longer be included due to a merger, dissolution or other similar transaction.

For the first year of the 2014-2016 period, our TSR was at the 61st percentile, which resulted in a 121% award being earned on the TSR component for the first year.

For the half of performance shares based on our level of achieving growth in GAAP-adjusted basic net earnings per share from operations targets, the performance criteria for the 2014-2016 period were again the same as those used for the 2013-2015 period, as discussed under “Performance Criteria for the 2013-2015 Performance Share Awards and Earned Awards for the 2013 and 2014 Cycles.”

For the first year of the 2014-2016 period, our growth in GAAP-adjusted basic net earnings per share from operations was 5.3% (11.5% in GAAP basic net earnings per share from operations (see footnote 1 on page 35 for a reconciliation of our GAAP-adjusted basic net earnings per share from operations to our GAAP basic net earnings per share from operations)), which resulted in a 117% award on the earnings per share component being earned for the first year, vesting and payment of which will be deferred until the end of the three-year period as discussed above.

See the “Outstanding Equity Awards at 2014 Fiscal Year-End” table on page 45 for information about the number and value of performance shares that have been earned for the first year of the 2014-2016 period, but have not vested.

2014-2016 Restricted Stock Unit Awards

The 2014-2016 restricted stock unit awards were granted on February 20, 2014, and were based on the fair market value of our common stock on the date of grant. The restricted stock units are subject to a three-year vesting period, and are not performance based. The restricted stock units have the same terms as the 2012-2014 and 2013-2015 restricted stock units as discussed above under “2012-2014 Restricted Stock Unit Awards” and “2013-2015 Restricted Stock Unit Awards.” Information about the restricted stock unit awards granted for the 2014 three-year period is provided in the “2014 Grants of Plan-Based Awards” table on page 44. See also the “Outstanding Equity Awards at 2014 Fiscal Year-End” table on page 45.

2015 Changes to our Short-Term and Long-Term Incentive Compensation Practices

In 2014, our Compensation Committee reviewed comments from proxy advisors and considered the results of the 2014 shareholder advisory vote on our executive compensation practices. In addition, after reviewing and considering the various positions, the Committee consulted with management’s compensation consultant, Towers Watson, and sought input on potential changes to our incentive compensation practices. Based on this review, Towers Watson concluded that our executive compensation practices were generally in line with our peers’, with a few exceptions. The Compensation Committee reviewed these exceptions, and recommended to the Board a number of changes for the executive compensation awards to be granted in 2015 from the awards granted over the past several years. Towers Watson advised management that these changes would bring our plans more in line with our peers’ plans and current market practices.

A summary of the changes adopted by the Committee, and approved by the Board, for 2015 executive compensation, is set forth under “Questions and Answers about Executive Compensation – Have Any Changes Been

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Made for 2015 to Short-Term and Long-Term Incentive Compensation Practices in Light of the Shareholder Advisory Votes on Executive Compensation?” beginning on page 7.

Because the Company’s business and financial circumstances, and the economic environments in which we operate, are constantly changing and subject to many variables we cannot control or predict, the Committee recognizes that structuring our executive compensation practices will continue to be a dynamic process. Taking into consideration these changes and variables as they occur or become apparent, as well as concerns of proxy advisers, our shareholders and our employees, the Committee continues to be committed to taking the actions necessary to offer incentive compensation programs that are fair to the Company, our shareholders, and to the employees we want to motivate.

Other 2015 Compensation Decisions

At its February 2015 meeting, the Board, on recommendation of the Compensation Committee, increased the base salaries of Messrs. Marsh (4.5%), Addison (4.6%), Byrne (4.6%), and Lindsay (3.0%). The salary adjustments did not result in compensation materially different from 2014 compensation.

Retirement and Other Benefit Plans

We currently sponsor the following retirement benefit plans:

•	A tax qualified defined benefit retirement plan (the “Retirement Plan”) (closed to new employees and rehired employees as of December 31, 2013);

•	A nonqualified defined benefit Supplemental Executive Retirement Plan (the “SERP”) (closed to new employees and rehired employees as of December 31, 2013);

•	A tax qualified defined contribution plan (the “401(k) Plan” also known as the “SCANA Corporation Stock Purchase-Savings Plan”); and

•	A nonqualified defined contribution Executive Deferred Compensation Plan (the “EDCP”).

All employees who have met eligibility requirements may participate in the Retirement Plan and the 401(k) Plan.

The SERP and the EDCP are designed to provide a benefit to senior executive officers who participate in the Retirement Plan or 401(k) Plan (our tax qualified retirement plans) and whose participation in those tax qualified plans at the same percentage of salary as all other employees is otherwise limited by government regulation. The SERP and EDCP participants are provided with the benefits to which they would have been entitled under the Retirement Plan or 401(k) Plan had their participation not been limited. At present, certain senior executive officers, including the Named Executive Officers, are participants in the SERP and/or EDCP. The SERP is described under the caption “Potential Payments Upon Termination or Change in Control — Retirement Benefits — Supplemental Executive Retirement Plan” on page 53 and the EDCP is described under the caption “2014 Nonqualified Deferred Compensation — Executive Deferred Compensation Plan” on page 48. We provide the SERP and the EDCP benefits because they allow our senior executive officers the opportunity to defer the same percentage of their compensation as other employees. We also believe, based on market survey data, that these plans may be necessary to make our senior executive officer retirement benefits competitive.

As of December 31, 2013, the Retirement Plan and the SERP were both closed to new employees and rehired employees. Current participants in the Retirement Plan and the SERP who continue to meet eligibility requirements will continue to earn benefits until December 31, 2023. Effective January 1, 2024, participants will no longer earn any future benefit accruals under these plans except that participants under the cash balance formula of the Retirement Plan will continue to earn interest credits.

We also provide other benefits such as medical, dental, life and disability insurance, which are available to all of our employees. In addition, we provide our executive officers with additional long-term disability insurance and retiree medical and term life insurance.

Termination, Severance and Change in Control Arrangements

Our retirement and benefit plans include provisions that provide for payments to our senior executive officers, including our Named Executive Officers, in the event of a change in control of our Company. These arrangements, including the triggering events for payments and possible payment amounts, are described under the caption

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“Potential Payments Upon Termination or Change in Control.” We believe that these arrangements are not uncommon for executives at the level of our Named Executive Officers and senior executive officer participants, including executives of the companies included in our compensation market survey information. We believe these arrangements are important factors in attracting and retaining our senior executive officers by assuring them financial and employment status protections in the event control of our Company changes. We believe such assurances of financial and employment protections help free executives from personal concerns over their futures, and thereby, can help to align their interests more closely with those of shareholders in negotiating transactions that could result in a change in control.

Perquisites

We provide limited perquisites to senior executive officers as summarized below.

Company Aircraft

The Company owns two aircraft for the use of officers and managers in their travels to various operations throughout our service areas, as well as to meet with regulatory bodies, industry groups, financial groups, and to conduct other Company business. Our senior executive officers may use these aircrafts for business purposes on a non-exclusive basis. The aircraft are also used, if necessary, to transport directors to and from meetings and committee meetings of the Board of Directors. Spouses or close family members of directors and senior executive officers occasionally accompany a director or senior executive officer on the aircraft when the director or executive officer is flying for our business purposes. On rare occasions, a senior executive officer may use the aircraft for personal use that is not in connection with a business purpose. We impute income to the executive for certain expenses related to such use.

For purposes of determining total 2014 compensation, we valued the aggregate incremental cost of the personal use of our aircraft, if any, using a method that takes into account the variable expenses associated with operating the aircraft, which variable expenses are only incurred if the planes are flying. The following items are included in our aggregate incremental cost: aircraft fuel and oil expenses per hour of flight; maintenance, parts and external labor (inspections and repairs) per hour of flight; landing/parking/flight planning services expenses; crew travel expenses; supplies and food.

Medical Examinations

We offer all employees who participate in our health plans a preventive annual medical examination at no cost. Additionally, in order that we might plan for any executive-level health related retirements or resignations, we also provide each of our senior executive officers the opportunity to have a comprehensive annual medical examination from Duke University, the Medical University of South Carolina, Lexington Medical Center, or the physician of his or her choice.

Security Systems

We offer installation and provide monitoring of home security systems for our senior executive officers. Because we operate a nuclear facility and provide essential services to the public, we believe we have a duty to help assure uninterrupted and safe operations by protecting the safety and security of our senior executive officers. We provide such installation and monitoring at more than one home for some senior executive officers.

Other Perquisites

We provide a taxable allowance to our senior executive officers for financial counseling services, including tax preparation and estate planning services. We value this benefit based on the actual charges incurred. We also pay the fees and monthly dues for club memberships for senior executive officers which are used for business purposes. We sometimes invite spouses to accompany directors and senior executive officers to our quarterly Board meetings because we believe social gatherings of directors and senior executive officers in connection with these meetings increases collegiality.

Accounting and Tax Treatment of Compensation and Other Discussion

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code establishes a limit on the tax deductibility of annual compensation in excess of $1,000,000 for certain senior executive officers, including the Named Executive Officers. Certain performance-based compensation approved by shareholders is not subject to the tax deduction limit. Our Long-Term

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Equity Compensation Plan is currently qualified so that most performance-based awards under that Plan constitute compensation that is not subject to Section 162(m). Our Short-Term Annual Incentive Plan does not meet Section 162(m) tax deductibility requirements. To maintain flexibility in compensating senior executive officers in a manner designed to promote various corporate goals, the Compensation Committee has not adopted a policy that all compensation must be tax deductible. Because Mr. Marsh’s salary exceeds the $1,000,000 threshold, we may not deduct a portion of his compensation for tax purposes. The Compensation Committee considered these tax effects in connection with its deliberations on senior executive compensation.

Accounting for Stock Based Compensation

We account for stock based compensation in accordance with the requirements of FASB ASC Topic 718. All stock based compensation awards since 2009 have been accounted for as liability awards.

Financial Restatement

Although we have never experienced such a situation, our Board of Directors’ policy would be to consider, on a case-by-case basis, a retroactive adjustment to any cash or equity-based incentive compensation paid to our senior executive officers where payment was conditioned on achievement of certain financial results that were subsequently restated or otherwise adjusted in a manner that would reduce the size of a prior award or payment.

Security Ownership Guidelines for Executive Officers

The Board has established minimum stock ownership guidelines for senior executive officers with a title of Senior Vice President and above. The Chief Executive Officer is required to hold a minimum of five times his or her annual base salary in the form of SCANA Corporation common stock and all other senior executive officers are required to hold a minimum of three times their annual base salary in the form of SCANA Corporation common stock. Any newly elected Chief Executive Officer or Senior Vice President will have a period of five years from their election to meet the required minimum ownership requirement. Once a senior executive officer complies with the minimum ownership guidelines, compliance will not be jeopardized by fluctuations in the price of the Company’s common stock as long as the senior executive officer has not sold shares of the Company’s common stock which were included to meet the minimum ownership requirements. The Compensation Committee of the Board monitors compliance with the policy, and also has the authority to grant a temporary waiver of the minimum share ownership requirement upon demonstration by the senior executive officer that, due to a financial hardship or other good reason, he or she cannot meet the requirement. For purposes of meeting the applicable guidelines, the following will be considered SCANA common stock: (i) shares held directly; (ii) shares held in any defined contribution, employee stock ownership plan or other stock-based plan; (iii) performance shares/units under an incentive or base salary deferral plan; (iv) performance shares/units earned and/or deferred in any long-term incentive plan account; and (v) vested and unvested restricted stock and restricted stock unit awards. The Board directed that the Company institute appropriate policies and administrative processes to ensure the minimums are effectively monitored and communicated with annual reports to the Compensation Committee. As of February 2015, all senior executive officers met the minimum stock ownership guidelines or are on track to meet the share ownership guidelines by their compliance date.

Non-binding Shareholder Advisory Votes on Executive Compensation and Frequency of Votes on Executive Compensation

Pursuant to the requirements of Section 14A of the Securities Exchange Act of 1934 and related Securities and Exchange Commission regulations, at our 2014 Annual Meeting of Shareholders, we submitted to our shareholders a non-binding advisory vote on approval of executive compensation. At its Committee meetings in July and October of 2014, and again at its February 2015 meeting, the Compensation Committee took into consideration that 84% of the shares voting on the non-binding advisory vote on executive compensation had voted in favor of the proposal, and the Committee concluded that no material changes to executive compensation decisions and policies were necessary in 2014. However, the Compensation Committee also considered the fact that the percentage of shares voting in favor of the non-binding advisory vote on executive compensation in 2014 was lower than the percentage of shares voting in favor of the proposal in 2011, and that certain proxy advisory firms and other interested parties had expressed some concerns regarding the designs of the Company’s executive compensation Plans. Accordingly, the Committee decided, with assistance from its independent compensation consultant, to consider during 2014 a number of changes to its short-term annual incentive compensation practices and long-term equity compensation practices. Ultimately, the Committee concluded that several of these changes would be appropriate and adopted them at its

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February 2015 meeting. These changes have been implemented for the 2015 awards under these plans, and are discussed under “—2015 Changes to our Short-Term and Long-Term Incentive Compensation Practices” beginning on page 38.

At our 2011 annual meeting, we submitted to our shareholders a non-binding advisory vote on whether to hold the non-binding advisory vote on executive compensation every year, every two years, or every three years. The Committee took into consideration that, of the shares voting on the non-binding advisory vote on frequency of the vote on executive compensation, more shares voted in favor of a three year frequency than on either of the other frequency alternatives, and, accordingly, has set the current frequency of the non-binding advisory vote on executive compensation at three years. The next non-binding advisory vote on executive compensation will be at the 2017 annual meeting. At the 2017 annual meeting, shareholders will also be given the opportunity to vote on a non-binding advisory proposal relating to the frequency of the vote on executive compensation. The every three-year vote on frequency will remain in effect until that meeting.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” included in this proxy statement. Based on that review and discussion, the Compensation Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission, and included in this proxy statement.

Maceo K. Sloan (Chairman)

James M. Micali

James W. Roquemore

Harold C. Stowe

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SUMMARY COMPENSATION TABLE

The following table summarizes information about compensation paid or accrued during 2014, 2013 and 2012 to our Chief Executive Officer, our Chief Financial Officer and our three next most highly compensated executive officers. (As noted in the “Compensation Discussion and Analysis,” we refer to these persons as our Named Executive Officers.)

Name and Principal Position (a)	Year (b)	Salary ($)(1) (c)	Bonus ($)(2) (d)	Stock Awards ($)(3) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($)(4) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5) (h)	All Other Compensation ($)(6) (i)	Total ($) (j)
K. B. Marsh	2014	$1,107,287	$200,894	$2,835,756	—	$1,004,469	$418,123	$143,919	$5,710,448
Chief Executive Officer, President and Chief Operating Officer	2013	$1,052,765	$239,159	$2,700,702	—	$956,637	$149,158	$136,066	$5,234,487
	2012	$1,000,000	$225,000	$2,460,789	—	$900,000	$295,453	$88,740	$4,969,982
J. E. Addison	2014	$574,254	$217,055	$1,029,468	—	$434,109	$200,323	$70,733	$2,525,942
Executive Vice President and Chief Financial Officer	2013	$547,010	$96,469	$896,367	—	$385,875	$34,635	$83,066	$2,043,422
	2012	$516,462	$91,875	$826,840	—	$330,750	$149,679	$50,066	$1,965,672
S. A. Byrne	2014	$574,254	$75,969	$1,029,468	—	$379,845	$230,725	$75,963	$2,366,224
Executive Vice	2013	$547,010	$192,938	$896,366	—	$385,875	$39,631	$71,031	$2,132,851
President	2012	$516,462	$183,750	$826,840	—	$367,500	$170,360	$49,483	$2,114,395
G. J. Bullwinkel Jr.	2014	$480,000	$57,600	$634,234	—	$288,000	$196,789	$190,091	$1,846,714
Senior Vice President	2013	$480,000	$72,000	$634,189	—	$288,000	$163,104	$56,775	$1,694,068
	2012	$477,865	$72,000	$614,191	—	$288,000	$185,864	$69,417	$1,707,337
R. T. Lindsay	2014	$425,131	$128,552	$566,135	—	$257,103	$81,198	$49,613	$1,507,732
Senior Vice President	2013	$404,369	$61,215	$539,224	—	$244,860	$66,699	$64,982	$1,381,349
and General Counsel	2012	$380,019	$57,750	$492,632	—	$231,000	$54,447	$37,104	$1,252,952
(1)	Base salary increases for our Named Executive Officers are discussed under “— Compensation Discussion and Analysis — Base Salaries” beginning on page 30.
(2)	Discretionary bonus awards were granted under the Short-Term Annual Incentive Plan. 2014 discretionary bonus awards are discussed in further detail under “— Compensation Discussion and Analysis — Short-Term Annual Incentive Plan — Discretionary Bonus Award” on page 33.
(3)	The information in this column relates to performance share and restricted stock unit awards (liability awards) under the Long-Term Equity Compensation Plan. This Plan is discussed under “— Compensation Discussion and Analysis — Long-Term Equity Compensation Plan” beginning on page 34. The amounts in this column represent the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. The value of performance share awards is based on the probable outcome of performance conditions, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. For 2014, the grant date maximum values of the performance shares, assuming the highest levels of performance, would be as follows: Mr. Marsh $3,985,982; Mr. Addison $1,447,015; Mr. Byrne $1,447,015; Mr. Bullwinkel $891,480; and Mr. Lindsay $795,757. The assumptions made in the valuation of stock awards are set forth in Note 9 to our audited financial statements for the year ended December 31, 2014, which are included in our Form 10-K for the year ended December 31, 2014, and with this proxy statement.
(4)	Payouts under the Short-Term Annual Incentive Plan were based on the levels at which we achieved growth in earnings per share and business objectives and at which our Named Executive Officers achieved their individual and business unit financial and strategic objectives, as discussed in further detail under “ — Compensation Discussion and Analysis — Short-Term Annual Incentive Plan” beginning on page 31.
(5)	The aggregate change in the actuarial present value of each Named Executive Officer’s accumulated benefits under SCANA’s Retirement Plan and Supplemental Executive Retirement Plan from the pension plan measurement date used for financial statement reporting purposes with respect to the audited financial statements for the prior completed fiscal year to the pension plan measurement date used for financial statement reporting purposes with respect to the audited financial statements for the covered fiscal year shown, determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. These plans are discussed under “— Compensation Discussion and Analysis — Retirement and Other Benefit Plans” beginning on page 39, “— Defined Benefit Retirement Plan” beginning on page 47, “— Supplemental Executive Retirement Plan” beginning on page 47, and “— Potential Payments Upon Termination or Change in Control — Retirement Benefits — Supplemental Executive Retirement Plan” beginning on page 53.
(6)	Includes all other compensation paid to each Named Executive Officer, including Company contributions to the 401(k) Plan and the Executive Deferred Compensation Plan, imputed income for disability insurance and aircraft use, if any, tax reimbursements with respect to perquisites or other personal benefits, life insurance premiums on policies owned by Named Executive Officers, and perquisites that exceeded $10,000 in the aggregate for any Named Executive Officer. For 2014, the Company contributions to defined contribution plans were as follows: Mr. Marsh $137,940; Mr. Addison $63,269; Mr. Byrne $69,057; Mr. Bullwinkel $50,400; and Mr. Lindsay $43,778. Perquisites that exceeded an aggregate of $10,000 for any of our Named Executive Officers were as follows: Mr. Bullwinkel $132,019, consisting of financial planning services totaling $13,893, an executive physical in the amount of $1,710, residential security system monitoring and maintenance totaling $1,508, expenses associated with relocation under our employee relocation programs at an aggregate incremental cost to us of $113,611, and a tax gross up of $1,297 related to his relocation. We valued the aggregate incremental cost of Mr. Bullwinkel’s relocation by taking into account the difference between the purchase and sale price of the house, maintenance and repairs on the house prior to sale, fees and expenses of the relocation vendor, closing costs including real estate commissions, and moving expenses. Life insurance premiums on policies owned by the Named Executive Officers did not exceed $10,000 for any Named Executive Officer.

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2014 GRANTS OF PLAN-BASED AWARDS

The following table sets forth information about each grant of an award made to a Named Executive Officer under our compensation plans during 2014.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)(4)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)(4) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards ($)(5) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
K. B. Marsh	2-20-2014	$502,235	$1,004,469	$1,506,704
	2-20-2014				11,765	47,060	82,355				$2,277,704
	2-20-2014							11,530			$558,052
J. E. Addison	2-20-2014	$217,055	$434,109	$651,164
	2-20-2014				4,271	17,084	29,897				$826,866
	2-20-2014							4,186			$202,602
S. A. Byrne	2-20-2014	$217,055	$434,109	$651,164
	2-20-2014				4,271	17,084	29,897				$826,866
	2-20-2014							4,186			$202,602
G. J. Bullwinkel, Jr.	2-20-2014	$144,000	$288,000	$432,000
	2-20-2014				2,631	10,525	18,419				$509,410
	2-20-2014							2,579			$124,824
R. T. Lindsay	2-20-2014	$128,552	$257,103	$385,655
	2-20-2014				2,349	9,395	16,441				$454,718
	2-20-2014							2,302			$111,417
(1)	The amounts in columns (c), (d) and (e) represent the threshold, target and maximum awards that could have been paid for 2014 under the Short-Term Annual Incentive Plan if performance criteria were met. Awards were based 25% on our achieving earnings per share objectives and 75% on our Named Executive Officers achieving business and individual performance objectives. For 2014, our basic earnings per share were $3.79 and all of the Named Executive Officers, with the exception of Mr. Byrne, met all of their individual and business unit strategic objectives. Accordingly, awards for all Named Executive Officers, except for Mr. Byrne, were earned at 100% on the earnings per share portion of the award (25% of total target award shown in column (d)), and at 100% on the individual and business unit strategic objectives portion of the award (75% of total target award shown in column (d)), resulting in 100% of the total target award shown in column (d) being earned. Mr. Byrne’s individual and business unit strategic objectives portion (75% of his total target award shown in column (d)) was earned at 78% which was 62.5% of his total target award shown in column (d).
(2)	Represents total potential future payouts of the 2014-2016 performance share awards under the Long-Term Equity Compensation Plan. Payout of performance share awards at the end of the 2014-2016 Plan period will be dictated by our performance against pre-determined measures of TSR and growth in GAAP-adjusted basic net earnings per share from operations for each year of the three-year period. Awards for the 2014 performance cycle were earned at 121% for the TSR portion of the award and were earned at 117% for the growth in GAAP-adjusted basic net earnings per share from operations portion of the award. The 2014 earned award with respect to the GAAP-adjusted basic net earnings per share from operations portions of the 2014-2016 performance share awards will not vest until the end of the 2014-2016 period. See — “Compensation Discussion and Analysis — Long-Term Equity Compensation Plan — Components of 2014-2016 Performance Share Awards,” and “—Performance Criteria for the 2014-2016 Performance Share Awards and Earned Awards for the 2014 Performance Cycle” beginning on page 38.
(3)	Represents restricted stock unit awards. Restricted stock unit awards are primarily time based and vest after three years if the Named Executive Officer is still employed by us at that date, subject to exceptions for retirement, death, disability, or a change in control. See — “Compensation Discussion and Analysis — Long-Term Equity Compensation Plan — 2014-2016 Restricted Stock Unit Awards” beginning on page 38.
(4)	A discussion of the components of the performance share and restricted stock unit awards is included under — “Compensation Discussion and Analysis — Long-Term Equity Compensation Plan — Components of 2014-2016 Performance Share Awards,” and “— Performance Criteria for the 2014-2016 Performance Share Awards and Earned Awards for the 2014 Performance Cycle,” and “— 2014-2016 Restricted Stock Unit Awards” beginning on page 38.
(5)	The grant date fair value of restricted stock unit awards is computed in accordance with FASB ASC Topic 718. The grant date fair value of performance share awards is based on the probable outcome of the performance conditions, consistent with the estimate of aggregate compensation cost to be recognized over the performance period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures.

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OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR-END

The following table sets forth certain information regarding equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2014.

		Stock Awards
Name (a)	Date of Grant	Number of Shares or Units of Stock That Have Not Vested (#)(1) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)(4) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)(4) (j)
K. B. Marsh	2-20-14	18,676	$1,128,030	54,902	$3,316,081
	2-20-14	11,530	$696,412
	2-20-13	27,936	$1,687,334	25,958	$1,567,863
	2-20-13	10,902	$658,481
J. E. Addison	2-20-14	6,779	$409,451	19,930	$1,203,772
	2-20-14	4,186	$252,834
	2-20-13	9,272	$560,029	8,616	$520,406
	2-20-13	3,618	$218,527
S. A. Byrne	2-20-14	6,779	$409,451	19,930	$1,203,772
	2-20-14	4,186	$252,834
	2-20-13	9,272	$560,029	8,616	$520,406
	2-20-13	3,618	$218,527
G. J. Bullwinkel, Jr.	2-20-14	4,176	$252,230	12,280	$741,712
	2-20-14	2,579	$155,772
	2-20-13	6,560	$396,224	6,096	$368,198
	2-20-13	2,560	$154,624
R. T. Lindsay	2-20-14	3,729	$225,232	10,962	$662,105
	2-20-14	2,302	$139,041
	2-20-13	5,577	$336,851	5,184	$313,114
	2-20-13	2,177	$131,491
(1)

The awards granted on February 20, 2014 represent performance shares and restricted stock units awarded under the 2014-2016 performance period of the Long-Term Equity Compensation Plan that have been earned, but have not vested. TSR for the first year of the 2014-2016 performance period was earned at 121%, representing the 61st percentile. The growth in GAAP-adjusted basic net earnings per share from operations portion of the performance awards for the first year of the 2014-2016 performance period was earned based on our achieving growth in GAAP-adjusted basic net earnings per share from operations of 5.3% (11.5% in GAAP basic net earnings per share from operations (see footnote 1 on page 35 for a reconciliation of our GAAP-adjusted basic net earnings per share from operations to our GAAP basic net earnings per share from operations)) and resulted in the award being earned at 117% for the first year of the period. The performance shares will vest on December 31, 2016, if the Named Executive Officer is still employed by us at that date, subject to exceptions for retirement, death, disability, or change in control. The restricted stock units will vest December 31, 2016, if the Named Executive Officer is still employed by us at that date, subject to exceptions for retirement, death, disability, or change in control.

The awards granted on February 20, 2013 represent performance shares and restricted stock units awarded under the 2013-2015 performance period of the Long-Term Equity Compensation Plan that have been earned, but have not vested. TSR for the first year of the 2013-2015 performance period was at the 24th percentile, resulting in no award being earned on the TSR portion of the performance awards for the first year of the performance period. TSR for the second year of the 2013-2015 performance period was earned at 121%, representing TSR at the 61st percentile. The growth in GAAP-adjusted basic net earnings per share from operations portion of the performance awards for the first year of the 2013-2015 performance period was earned based on our achieving growth in GAAP-adjusted basic net earnings per share from operations of 6.3% (also 6.3% in GAAP basic net earnings per share from operations (see footnote 1 on page 35 for a reconciliation of our GAAP-adjusted basic net earnings per share from operations to our GAAP basic net earnings per share from operations)) and resulted in the award being earned at 138.6% of target for the first year. The growth in GAAP-adjusted basic net earnings per share from operations portion of the performance awards for the second year of the 2013-2015 performance period was earned based on our achieving growth in GAAP-adjusted basic net earnings per share from operations of 5.3% (11.5% in GAAP basic net earnings per share from operations (see footnote 1 on page 35 for a reconciliation of our GAAP-adjusted basic net earnings per share from operations to our GAAP basic net earnings per share from operations)) and resulted in the award being earned at 117% for the second year. The performance shares will vest on December 31, 2015, if the Named Executive Officer is still employed by us at that date, subject to exceptions for retirement, death, disability, or change in control. The restricted stock units will vest December 31, 2015, if the Named Executive Officer is still employed by us at that date, subject to exceptions for retirement, death, disability, or change in control.

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(2)	The market value of these awards is based on the closing market price of our common stock on the New York Stock Exchange on December 31, 2014 of $60.40.
(3)	The awards granted on February 20, 2014 represent performance shares remaining in the 2014-2016 performance period that have not been earned. Assuming the performance criteria are met and the reported payout levels are sustained, these performance shares will vest on December 31, 2016, subject to exceptions for retirement, death, disability, or change in control. The awards granted on February 20, 2013 represent performance shares remaining in the 2013-2015 performance period that have not been earned. Assuming the performance criteria are met and the reported payout levels are sustained, these performance shares will vest on December 31, 2015, subject to exceptions for retirement, death, disability, or change in control.
(4)	For each of the 2015 and 2016 cycles remaining in the 2014-2016 awards, performance shares tracking against TSR (50% of performance share award) are projected to result in a greater than target payout. Therefore, the number of shares and payout value shown in columns (i) and (j) are based on the maximum performance measure for the 2015 and 2016 TSR portions of the performance shares. Performance shares tracking against growth in GAAP-adjusted basic net earnings per share from operations (50% of performance share award) for the 2015 and 2016 cycles remaining in the 2014-2016 awards are projected to result in a greater than target payout. Therefore, the number of shares and payout value shown in columns (i) and (j) are based on the maximum performance measure for the 2015 and 2016 growth in GAAP-adjusted basic net earnings per share from operations portions of the performance shares.

For the 2015 cycle remaining in the 2013-2015 awards, performance shares tracking against TSR (50% of performance share award) are projected to result in a greater than target payout. Therefore, the number of shares and payout value shown in columns (i) and (j) are based on the 2013-2015 maximum performance measure for the 2015 TSR portion of the performance shares. Performance shares tracking against growth in GAAP-adjusted basic net earnings per share from operations (50% of performance share award) for the 2015 cycle remaining in the 2013-2015 awards are projected to result in a greater than target payout. Therefore, the number of shares and payout value shown in columns (i) and (j) are based on the maximum performance measure for the 2015 growth in GAAP-adjusted basic net earnings per share from operations portion of the performance shares.

2014 OPTION EXERCISES AND STOCK VESTED

The following table sets forth information about stock awards that vested for each Named Executive Officer during 2014. None of our employees, including the Named Executive Officers, currently hold stock options.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#)(1) (d)	Value Realized on Vesting ($)(1) (e)
K. B. Marsh	—	—	51,022	$3,081,729
	—	—	11,176	$691,124
J. E. Addison	—	—	17,144	$1,035,498
	—	—	3,755	$232,209
S. A. Byrne	—	—	17,144	$1,035,498
	—	—	3,755	$232,209
G. J. Bullwinkel, Jr.	—	—	12,734	$769,134
	—	—	2,789	$172,472
R. T. Lindsay	—	—	10,213	$616,865
	—	—	2,237	$138,336
(1)	Represents the 2012-2014 performance share awards and restricted stock unit awards that vested at the end of the three-year vesting period. For a discussion of these awards, see “Long-Term Equity Compensation Plan — Performance Criteria for the 2012-2014 Performance Share Awards and Earned and Vested Awards for the 2012-2014 Performance Period” and “— 2012-2014 Restricted Stock Unit Awards.” Dollar amounts in column (e) are calculated by multiplying the number of performance shares shown in column (d) by the closing price of SCANA common stock on the vesting date (December 31, 2014) and by multiplying the number of shares of restricted stock units by the opening price of SCANA common stock on the vesting date. In addition to the amounts above, on the vesting date, each Named Executive Officer also received dividend equivalents on the shares listed above.

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PENSION BENEFITS

The following table sets forth certain information relating to our Retirement Plan and Supplemental Executive Retirement Plan.

Name (a)	Plan Name (b)	Number of Years Credited Service (#)(1) (c)	Present Value of Accumulated Benefit ($)(1)(2) (d)	Payments During Last Fiscal Year ($) (e)
K. B. Marsh	SCANA Retirement Plan	30	$847,149	$0
	SCANA Supplemental Executive Retirement Plan	30	$1,496,768	$0
J. E. Addison	SCANA Retirement Plan	23	$388,540	$0
	SCANA Supplemental Executive Retirement Plan	23	$506,934	$0
S. A. Byrne	SCANA Retirement Plan	19	$357,328	$0
	SCANA Supplemental Executive Retirement Plan	19	$756,788	$0
G. J. Bullwinkel, Jr.	SCANA Retirement Plan	43	$1,725,446	$0
	SCANA Supplemental Executive Retirement Plan	43	$1,421,331	$0
R. T. Lindsay	SCANA Retirement Plan	5	$131,271	$0
	SCANA Supplemental Executive Retirement Plan	5	$182,149	$0
(1)	Computed as of December 31, 2014, the plan measurement date used for financial statement reporting purposes.
(2)	Present value calculation determined using current account balances for each Named Executive Officer as of December 31, 2014, based on assumed retirement at normal retirement age (specified as age 65) and other assumptions as to valuation method, interest rate, discount rate and other material factors as set forth in Note 8 to our audited financial statements for the year ended December 31, 2014, which are included in our Form 10-K for the year ended December 31, 2014, and with this Proxy Statement.

The SCANA Retirement Plan is a tax qualified defined benefit plan and the Supplemental Executive Retirement Plan is a nonqualified deferred compensation plan. The Plans provide for full vesting after three years of service or after reaching age 65. All Named Executive Officers are fully vested in both Plans. As of December 31, 2013, the Retirement Plan and the SERP were both closed to new employees and rehired employees. Current participants in the Retirement Plan and the SERP who continue to meet eligibility requirements will continue to earn benefits until December 31, 2023. Effective January 1, 2024, participants will no longer earn any future benefit accruals under these plans except that participants under the cash balance formula of the Retirement Plan will continue to earn interest credits.

Defined Benefit Retirement Plan

The SCANA Retirement Plan (the “Retirement Plan”) is a tax qualified defined benefit retirement plan. The plan uses a mandatory cash balance benefit formula for employees hired on or after January 1, 2000. Effective July 1, 2000, SCANA employees hired prior to January 1, 2000 were given the choice of remaining under the Retirement Plan’s final average pay formula or switching to the cash balance formula. All the Named Executive Officers participate under the cash balance formula of the Retirement Plan.

The cash balance formula is expressed in the form of a hypothetical account balance. Account balances are increased monthly by interest and compensation credits. The interest rate used for accumulating account balances is determined annually based on 30-year treasury securities and the applicable segment rates determined under Internal Revenue Code Section 417(c)(3)(D) calculated using the rates for December of the previous calendar year. Compensation credits equal 5% of compensation up to the Social Security wage base and 10% of compensation in excess of the Social Security wage base.

Supplemental Executive Retirement Plan

In addition to the Retirement Plan, we provide a Supplemental Executive Retirement Plan (the “SERP”) for certain eligible employees, including the Named Executive Officers. The SERP is an unfunded plan that provides for benefit payments in addition to benefits payable under the qualified Retirement Plan in order to replace benefits lost in the Retirement Plan because of Internal Revenue Code maximum benefit limitations. The SERP is discussed under the caption “ — Potential Payments Upon Termination or Change in Control — Retirement Benefits” beginning on page 53, and under the caption “ — Compensation Discussion and Analysis — Retirement and Other Benefit Plans” beginning on page 39.

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2014 NONQUALIFIED DEFERRED COMPENSATION

The following table sets forth information with respect to the Executive Deferred Compensation Plan:

Name (a)	Executive Contributions in Last FY ($)(1) (b)	Registrant Contributions in Last FY ($)(1) (c)	Aggregate Earnings in Last FY ($)(1) (d)	Aggregate Withdrawals Distributions ($) (e)	Aggregate Balance at Last FYE ($)(1) (f)
K. B. Marsh	$122,585	$122,340	$346,239	—	$2,502,725
J. E. Addison	$47,796	$47,669	$45,902	—	$878,532
S. A. Byrne	$53,584	$53,457	$385,581	—	$1,675,971
G. J. Bullwinkel, Jr.	$34,800	$34,800	$227,396	—	$2,828,098
R. T. Lindsay	$455,040	$28,178	$82,304	—	$1,686,911
(1)	The amounts reported in columns (b) and (c) are reflected in columns (c) and (i), respectively, of the Summary Compensation Table. No amounts in column (d) are reported, or have been previously reported, in the Summary Compensation Table as there were no above market or preferential earnings credited to any Named Executive Officer’s account. The portions of the amounts reported in column (f), that represent Named Executive Officer and Company contributions, were previously reported in columns (c) and (i), respectively, of the 2013 and 2012 Summary Compensation Tables in the following amounts: Mr. Marsh $230,442 for 2013, $131,176 for 2012; Mr. Addison $85,635 for 2013, $56,809 for 2012; Mr. Byrne $101,071 for 2013, $56,809 for 2012; Mr. Bullwinkel $70,200 for 2013, $52,385 for 2012; and Mr. Lindsay $499,676 for 2013, $350,481 for 2012. For prior years, amounts would have been included in the Summary Compensation Table when required by the rules of the Securities and Exchange Commission.

Executive Deferred Compensation Plan

The Executive Deferred Compensation Plan (the “EDCP”) is a nonqualified deferred compensation plan in which our senior executive officers, including Named Executive Officers, and our Directors, may participate if they choose to do so. Each employee participant may elect to defer up to 25% of that part of his or her eligible earnings (as defined in the SCANA Corporation Stock Purchase-Savings Plan, our 401(k) plan), that exceeds the limitation on compensation otherwise required under Internal Revenue Code Section 401(a)(17), without regard to any deferrals or the foregoing of compensation. For 2014, employee participants could defer eligible earnings in excess of $260,000. In addition, an employee participant may elect to defer up to 100% of any performance share award for the year under our Long-Term Equity Compensation Plan. We match the amount of compensation deferred by each employee participant up to 6% of the employee participant’s eligible earnings (excluding performance share awards) in excess of the Internal Revenue Code Section 401(a)(17) limit.

In 2014, we amended and restated the EDCP to allow non-employee directors to participate. A director who has not elected to defer all or a portion of his or her cash retainer fee amounts for a year under the Director Compensation and Deferral Plan (which is discussed beginning on page 57) may elect to defer cash retainer fees under the EDCP in whole percentages up to 100% of his or her cash retainer fee amounts for a year. A director who has not elected to defer all or a portion of his stock retainer fee amounts under the Director Compensation and Deferral Plan for a year may elect to defer under the EDCP 100% (but not less than 100%) of his or her stock retainer fee amounts for a year.

We record the amount of each participant’s deferred compensation and the amount we match in a ledger account and credit a rate of return to each participant’s ledger account based on hypothetical investment alternatives chosen by the participant. The internal committee that administers the EDCP designates various hypothetical investment alternatives from which the participants may choose. Using the results of the hypothetical investment alternatives chosen, we credit each participant’s ledger account with the amount it would have earned if the account amount had been invested in that alternative. If the chosen hypothetical investment alternative loses money, the participant’s ledger account is reduced by the corresponding amount. All amounts credited to a participant’s ledger accounts continue to be credited or reduced pursuant to the chosen investment alternatives until such amounts are paid in full to the participant or his or her beneficiary. No actual investments are made. The investment alternatives are only used to generate a rate of increase (or decrease) in the ledger accounts, and amounts paid to participants are solely our obligation. All payouts under the EDCP are made in cash. In connection with this Plan, the Board has established a grantor trust (known as the “SCANA Corporation Executive Benefit Plan Trust”) for the purpose of accumulating funds to satisfy the obligations we incur under the EDCP. At any time prior to a change in control we may transfer assets to the trust to satisfy all or part of our obligations under the EDCP. Notwithstanding the establishment of the trust, the right of participants to receive future payments is an unsecured claim against us. The trust has been partially funded with respect to ongoing deferrals and Company matching funds since October 2001.

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In 2014, the Named Executive Officers’ ledger accounts were credited with earnings or losses based on the following hypothetical investment alternatives and rates of returns:

Wells Fargo Stable Return Fund C (1.25%); PIMCO Total Return (4.69%); Dodge & Cox Stock Fund (10.4%); Janus Research Fund (14.1%); T. Rowe Price Mid Cap Value (10.6%); AMG TimesSquare Mid Cap Growth Fund (5.34%); RS Partners (-3.53%); Voya Small Cap Opportunities (5.19%); Dodge & Cox International Stock Fund (.08%); SCANA Corporation Stock (33.99%); Vanguard Institutional Index Fund (13.65%); Vanguard Target Retirement Income (5.58%); Vanguard Target Retirement 2015 (6.55%); Vanguard Target Retirement 2020 (7.12%); Vanguard Target Retirement 2025 (7.16%); Vanguard Target Retirement 2030 (7.19%); Vanguard Target Retirement 2035 (7.28%); Vanguard Target Retirement 2040 (7.15%); Vanguard Target Retirement 2045 (7.14%); Vanguard Target Retirement 2050 (7.19%); Vanguard Target Retirement 2055 (7.20%); Vanguard Target Retirement 2060 (7.16%).

The measures for calculating interest or other plan earnings are based on the investments chosen by the manager of each investment vehicle, except the SCANA Corporation stock, the earnings of which are based on the value of our common stock.

The hypothetical investment alternatives may be changed at any time on a prospective basis by the participants in accordance with the telephone, electronic, and written procedures and forms adopted by the committee for use by all participants on a consistent basis.

Participants may elect the deferral period for each separate deferral made under the Plan. Employee participants may elect to defer payment of eligible earnings or performance share awards until their separation from service or until a date certain. Any post-2004 deferrals and hypothetical earnings thereon must be payable at the same date certain if the date certain payment alternative is chosen. Notwithstanding a participant’s election of a date certain deferral period or any modification thereof as discussed above, deferred amounts will be paid, or begin to be paid as soon as practicable after the earliest to occur of participant’s death, separation from service, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, disability. “Separation from service” is defined by the EDCP (i) with respect to an employee, as any termination of the participant’s employment relationship with us and any of our affiliates, and, with respect to post-2004 deferrals and hypothetical earnings thereon, the participant’s separation from service from us and our affiliates as determined under Internal Revenue Code Section 409A and the guidelines issued thereunder, and (ii) with respect to a non-employee director, any separation from service with us and our affiliates in a manner consistent with Code Section 409A and the guidelines issued thereunder. Directors may elect to defer cash and stock retainer fees only until separation from service as a director.

Participants also elect the manner in which their deferrals and hypothetical earnings thereon will be paid. For amounts earned and vested after January 1, 2005, distribution and withdrawal elections are subject to Internal Revenue Code Section 409A. All amounts payable at a date certain prior to an employee participant’s separation from service, death, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, disability, must be paid in the form of a single cash payment. Payments made after separation from service, death, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, disability, will also be paid in the form of a single cash payment. Instead of a single cash payment, a participant may, however, elect to have all amounts payable as a result of separation from service after attainment of age 55, death while employed or serving as a director and after attainment of age 55, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, separation from service due to disability, paid in the form of annual installments over a period not to exceed five years with respect to post-2004 deferrals and hypothetical earnings thereon or 15 years with respect to pre-2005 deferrals and hypothetical earnings thereon.

In accordance with procedures established by the Compensation Committee, with respect to any deferrals to a date certain, an employee participant may request that the Compensation Committee approve an additional deferral period of at least 60 months as to any post-2004 deferrals and hypothetical earnings thereon, or at least 12 months as to any pre-2005 deferrals and hypothetical earnings thereon. The request must be made at least 12 months before the expiration of the date certain deferral period for which an additional deferral period is being sought.

Payments as a result of a separation from service of post-2004 deferrals and hypothetical earnings thereon to persons who are “specified employees” under our procedures adopted in accordance with Internal Revenue Code Section 409A and guidance thereunder (certain officers and executive officers) must be deferred until the earlier of (i) the first day of the seventh month following the participant’s separation from service or (ii) the date of the participant’s death.

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A participant may request and receive, with the approval of the Compensation Committee, an acceleration of the payment of some or all of the participant’s ledger account due to severe financial hardship as the result of certain extraordinary and unforeseeable circumstances arising as a result of events beyond the individual’s control. With respect to pre-2005 deferrals and hypothetical earnings thereon, a participant may also obtain a single lump sum payment of any or all of his ledger account on an accelerated basis by forfeiting 10% of the amount accelerated, or by making the election, not less than 12 months prior to the date on which the accelerated payment is to be made, to accelerate the payment to a date not earlier than 12 months after the election request is received by the Committee. Additionally, the Plan provides for the acceleration of payments following a change in control of our Company. The change in control provisions are discussed under “— Potential Payments Upon Termination or Change in Control — Change in Control Arrangements.”

Potential Payments Upon Termination or Change in Control

Change in Control Arrangements

Effective December 31, 2009, we terminated the SCANA Corporation Key Executive Severance Benefits Plan, which provided for payment of benefits immediately upon a change in control unless the Plan was terminated prior to the change in control. Also as of December 31, 2009, we amended our change in control benefits to eliminate excise tax gross ups.

Triggering Events for Payments under the Supplementary Key Executive Severance Benefits Plan

The SCANA Corporation Supplementary Key Executive Severance Benefits Plan (the “Supplementary Severance Plan”) provides for payments to our senior executive officers in connection with a change in control of our Company. The Supplementary Severance Plan provides for payment of benefits if, within 24 months after a change in control, we terminate a senior executive officer’s employment without just cause or if the senior executive officer terminates his or her employment for good reason.

Our Supplementary Severance Plan is intended to advance the interests of our Company by providing highly qualified executives and other key personnel with an assurance of equitable treatment in terms of compensation and economic security and to induce continued employment with the Company in the event of certain changes in control. We believe that an assurance of equitable treatment will enable valued executives and key personnel to maintain productivity and focus during a period of significant uncertainty inherent in change in control situations. We also believe that compensation plans of this type aid the Company in attracting and retaining the highly qualified professionals who are essential to our success. The structure of the plan, and the benefits which might be paid in the event of a change in control, are reviewed as part of the Compensation Committee’s annual review of tally sheets for each senior executive officer.

The Supplementary Severance Plan provides that a “change in control” will be deemed to occur under the following circumstances:

•	if any person or entity becomes the beneficial owner, directly or indirectly, of 25% or more of the combined voting power of the outstanding shares of our common stock;

•

if, during a consecutive two-year period, a majority of our directors cease to be individuals who either (i) were directors on the Board at the beginning of such period, or (ii) became directors after the beginning of such period but whose election by the Board, or nomination for election by our shareholders, was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of such period, or whose election or nomination for election was previously so approved;

•

if (i) we consummate a merger or consolidation of our Company with another corporation (except a merger or consolidation in which our outstanding voting shares prior to such transaction continue to represent at least 80% of the combined voting power of the surviving entity’s outstanding voting shares after such transaction), or (ii) our shareholders approve a plan of complete liquidation of our Company, or an agreement to sell or dispose of all or substantially all of our assets; or

•

if we consummate the sale of the stock of, or our shareholders approve a plan of complete liquidation of, or an agreement for the sale or disposition of substantially all of the assets of any of our subsidiaries that the Board designates to be a material subsidiary. This last provision would constitute a change in control only with respect to participants exclusively assigned to the affected subsidiary.

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As noted above, benefits under the Supplementary Severance Plan would be triggered if, within 24 months after a change in control, we terminated the senior executive officer’s employment without just cause or if the senior executive officer terminated his or her employment for good reason. Under the plan, we would be deemed to have “just cause” for terminating the employment of a senior executive officer if he or she:

•	willfully and continually failed to substantially perform his or her duties after we made demand for substantial performance;

•	willfully engaged in conduct that is demonstrably and materially injurious to us; or

•	were convicted of a felony or certain misdemeanors.

A senior executive officer would be deemed to have “good reason” for terminating his or her employment if, after a change in control, without his or her consent, any one or more of the following occurred:

•	a material diminution in his or her base salary;

•	a material diminution in his or her authority, duties, or responsibilities;

•

a material diminution in the authority, duties, or responsibilities of the supervisor to whom he or she is required to report, including a requirement that he or she report to one of our officers or employees instead of reporting directly to the Board;

•	a material diminution in the budget over which he or she retains authority;

•	a material change in the geographic location at which he or she must perform services; or

•	any other action or inaction that constitutes a material breach by us of the agreement under which he or she provides services.

Potential Benefits Payable under the Supplementary Severance Plan

The benefits we would be required to pay our senior executive officers under the Supplementary Severance Plan immediately upon the occurrence of a triggering event subsequent to a change in control are as follows:

•

an amount intended to approximate 2.5 times the sum of: (i) his or her annual base salary (before reduction for certain pre-tax deferrals) in effect as of the change in control, plus (ii) his or her full targeted annual incentive opportunity in effect as of the change in control;

•	an amount equal to the participant’s full targeted annual incentive opportunity in effect under each existing annual incentive plan or program for the year in which the change in control occurs;

•

if the participant’s benefit under the SERP is determined using the final average pay formula under the Retirement Plan, an amount equal to the present lump sum value of the actuarial equivalent of his or her accrued benefit under the Retirement Plan and the SERP through the date of the change in control, calculated as though he or she had attained age 65 and completed 35 years of benefit service as of the date of the change in control, and as if his or her final average earnings under the Retirement Plan equaled the amount determined after applying cost-of-living increases to his or her annual base salary from the date of the change in control until the date he or she would reach age 65, and without regard to any early retirement or other actuarial reductions otherwise provided in any such plan (this benefit will be offset by the actuarial equivalent of the participant’s benefit provided by the Retirement Plan and the Participant’s benefit under the SERP);

•

if the participant’s benefit under the SERP is determined using the cash balance formula under the Retirement Plan, an amount equal to the present value as of the date of the change in control of his or her accrued benefit, if any, under our SERP, determined prior to any offset for amounts payable under the Retirement Plan, increased by the present value of the additional projected pay credits and periodic interest credits that would otherwise accrue under the plan (based on the plan’s actuarial assumptions) assuming that he or she remained employed until reaching age 65, and reduced by his or her cash balance account under the Retirement Plan, and further reduced by an amount equal to his or her benefit under the SERP;

•

an amount equal to the value of all amounts credited to each participant’s EDCP ledger account as of the date of the change in control, plus interest on the benefits payable under the EDCP at a rate equal to the sum of the prime interest rate as published in the Wall Street Journal on the most recent publication date prior to the date of the change in control plus 3%, calculated through the end of the month preceding the month in which the benefits are distributed, reduced by the value of his or her benefit under the EDCP as of the date of the change in control; and

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•

an amount equal to the projected cost for medical, long-term disability and certain life insurance coverage for three years following the change in control as though he or she had continued to be our employee.

In addition to the benefits above (unless their agreements with us provide otherwise), our senior executive officers would also be entitled to benefits under our other plans in which they participate as follows:

•	a benefit distribution under the Long-Term Equity Compensation Plan equal to 100% of the target awards for all performance periods not completed as of the date of the change in control, if any; and

•	any amounts previously earned, but not yet paid, under the terms of any of our other plans or programs.

Calculation of Benefits Potentially Payable to our Named Executive Officers under the Supplementary Severance Plan if a Triggering Event had Occurred as of December 31, 2014

The Supplementary Severance Plan provides that, if (i) we had been subject to a change in control in the past 24 months, and (ii) as of December 31, 2014, either we had terminated the employment of any of our Named Executive Officers without just cause or they had terminated their employment for good reason, such terminated Named Executive Officer would have been immediately entitled to all of the benefits outlined below, together with interest, calculated as outlined above under “ — Potential Benefits Payable under the Supplementary Severance Plan,” on his EDCP account balance. The actual amount of any such additional interest payment would depend upon the date the change in control occurred.

Mr. Marsh would have been entitled to the following: an amount equal to 2.5 times his 2014 base salary and target short-term incentive award — $5,301,365; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $1,088,124; an amount equal to insurance continuation benefits for three years — $70,245; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $0 (for 2014, the Short-Term Annual Incentive Plan paid out above target, resulting in no additional benefit); an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $5,530,043; and an amount equal to the value of 100% of his restricted stock units under the Long-Term Equity Compensation Plan — $2,029,923. The total value of these change in control benefits would have been $14,019,700. In addition, Mr. Marsh would have been paid amounts previously earned, but not yet paid, as follows: 2014 actual short-term annual incentive award — $1,205,363; 2014 actual long-term equity award — $4,152,883; EDCP account balance — $2,502,725; SERP and Retirement Plan account balances — $2,369,954; vacation accrual — $20,658; as well as his 401(k) Plan account balance.

Mr. Addison would have been entitled to the following: an amount equal to 2.5 times his 2014 base salary and target short-term incentive award — $2,532,303; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $738,307; an amount equal to insurance continuation benefits for three years — $80,046; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $0 (for 2014, the Short-Term Annual Incentive Plan paid out above target, resulting in no additional benefit); an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $1,923,921; and an amount equal to the value of 100% of his restricted stock units under the Long-Term Equity Compensation Plan — $698,164. The total value of these change in control benefits would have been $5,972,740. In addition, Mr. Addison would have been paid amounts previously earned, but not yet paid, as follows: 2014 actual short-term annual incentive award — $651,164; 2014 actual long-term equity award — $1,395,400; EDCP account balance — $878,532; SERP and Retirement Plan account balances — $914,307; vacation accrual — $11,131; as well as his 401(k) Plan account balance.

Mr. Byrne would have been entitled to the following: an amount equal to 2.5 times his 2014 base salary and target short-term incentive award — $2,532,303; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $746,455; an amount equal to insurance continuation benefits for three years — $58,884; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $0 (for 2014, the Short-Term Annual Incentive Plan paid out above target, resulting in no additional benefit); an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $1,923,921; and an amount equal to the value of 100% of his restricted stock units under the Long-Term Equity Compensation Plan — $698,164. The total value of these change in control benefits would have been $5,959,726. In addition, Mr. Byrne would have been paid amounts previously earned, but not yet paid, as follows: 2014 actual short-term annual incentive award — $455,814; 2014 actual long-term equity award — $1,395,400; EDCP account balance — $1,675,971; SERP and Retirement Plan account balances — $1,135,727; vacation accrual — $5,566; as well as his 401(k) Plan account balance.

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Mr. Bullwinkel would have been entitled to the following: an amount equal to 2.5 times his 2014 base salary and target short-term incentive award — $1,920,000; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $0 (for 2014, the Short-Term Annual Incentive Plan paid out above target, resulting in no additional benefit); an amount equal to insurance continuation benefits for three years — $57,246; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $0 (for 2014, the Short-Term Annual Incentive Plan paid out above target, resulting in no additional benefit); an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $1,266,830; and an amount equal to the value of 100% of his restricted stock units under the Long-Term Equity Compensation Plan — $478,851. The total value of these change in control benefits would have been $3,722,927. In addition, Mr. Bullwinkel would have been paid amounts previously earned, but not yet paid, as follows: 2014 actual short-term annual incentive award — $345,600; 2014 actual long-term equity award — $1,036,452; EDCP account balance — $2,828,098; SERP and Retirement Plan account balances — $3,146,777; vacation accrual — $40,615; as well as his 401(k) Plan account balance.

Mr. Lindsay would have been entitled to the following: an amount equal to 2.5 times his 2014 base salary and target short-term incentive award — $1,741,022; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $25,806; an amount equal to insurance continuation benefits for three years — $57,807; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $0 (for 2014, the Short-Term Annual Incentive Plan paid out above target, resulting in no additional benefit); an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $1,104,052; and an amount equal to the value of 100% of his restricted stock units under the Long-Term Equity Compensation Plan — $405,646. The total value of these change in control benefits would have been $3,307,331. In addition, Mr. Lindsay would have been paid amounts previously earned, but not yet paid, as follows: 2014 actual short-term annual incentive award — $385,655; 2014 actual long-term equity award — $831,271; EDCP account balance — $1,686,911; SERP and Retirement Plan account balances — $313,671; vacation accrual — $10,362; as well as his 401(k) Plan account balance.

Retirement Benefits

Supplemental Executive Retirement Plan

The Supplemental Executive Retirement Plan (the “SERP”) is an unfunded nonqualified defined benefit plan. The SERP was established for the purpose of providing supplemental retirement income to certain of our employees, including the Named Executive Officers, whose benefits under the Retirement Plan are limited in accordance with the limitations imposed by the Internal Revenue Code on the amount of annual retirement benefits payable to employees from qualified pension plans or on the amount of annual compensation that may be taken into account for all qualified plan purposes, or by certain other design limitations on determining compensation under the Retirement Plan.

Subject to the terms of the SERP, a participant becomes eligible to receive benefits under the SERP upon termination of his or her employment with us (or at such later date as may be provided in a participant’s agreement with us), if the participant has become vested in his or her accrued benefit under the Retirement Plan prior to termination of employment. However, if a participant is involuntarily terminated following or incident to a change in control and prior to becoming fully vested in his or her accrued benefit under the Retirement Plan, the participant will automatically become fully vested in his benefit under the SERP and a benefit will be payable under the SERP. The term “change in control” has the same meaning in the SERP as in the Supplementary Severance Plan. See the discussion under “—Change in Control Arrangements.”

The amount of any benefit payable to a participant under the SERP will depend upon whether the participant’s benefit under the SERP is determined using the final average pay formula under the Retirement Plan or the cash balance pay formula under the Retirement Plan. All of our Named Executive Officers participate under the cash balance pay formula of the Retirement Plan. Unless otherwise provided in a participant agreement, the amount of any SERP benefit payable pursuant to the SERP to a participant whose benefit is determined using the final average pay formula under the Retirement Plan will be determined at the time the participant first becomes eligible to receive benefits under the SERP and will be equal to the excess, if any, of:

•

the monthly pension amount that would have been payable at normal retirement age or, if applicable, delayed retirement age under the Retirement Plan (as such terms are defined under the Retirement Plan), to the participant determined based on his or her compensation and disregarding the Internal Revenue Code limitations and any reductions due to the participant’s deferral of compensation under any of our nonqualified deferred compensation plans (other than the SERP), over

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•	the monthly pension amount payable to the participant at normal retirement age or, if applicable, delayed retirement age under the Retirement Plan.

The calculation of this benefit assumes that payment is made to the participant at normal retirement age or, if applicable, delayed retirement age under the Retirement Plan, and is calculated using the participant’s years of benefit service and final average earnings as of the date of the participant’s termination of employment.

Unless otherwise provided in a participant agreement, the amount of any benefit payable pursuant to the SERP as of any determination date to a participant whose SERP benefit is determined using the cash balance formula under the Retirement Plan will be equal to:

•

the benefit that otherwise would have been payable under the Retirement Plan as of the determination date, based on his or her compensation and disregarding the Internal Revenue Code limitations, minus

•	the Participant’s benefit determined under the Retirement Plan as of the determination date.

For purposes of the SERP, “compensation” is defined as determined under the Retirement Plan, without regard to the limitation under Section 401(a)(17) of the Internal Revenue Code, including any amounts of compensation otherwise deferred under any non-qualified deferred compensation plan (excluding the SERP).

The benefit payable to a participant under the SERP will be paid, or commence to be paid, as of the first day of the calendar month following the date the participant first becomes eligible to receive a benefit under the SERP (the “payment date”). The form of payment upon distribution of benefits under the SERP will depend upon whether the benefit constitutes a “grandfathered benefit” or a “non-grandfathered benefit.” For purposes of the SERP, “grandfathered benefit” means the vested portion of the benefit payable under the SERP assuming the participant’s determination date is December 31, 2004, increased with interest credits (for a participant whose benefit under the SERP is determined using the cash balance formula under the Retirement Plan) and earnings (for a participant whose benefit under the SERP is determined using the final average pay formula under the Retirement Plan) at the rates determined under the Retirement Plan through any later determination date. A participant’s grandfathered benefit is governed by the terms of the SERP in effect as of October 3, 2004 and will be determined in a manner consistent with Internal Revenue Code Section 409A and the guidance thereunder. “Non-grandfathered benefit” means the portion of the benefit payable under the SERP that exceeds the grandfathered benefit.

With respect to grandfathered benefits, the participant may elect, in accordance with procedures we establish, to receive a distribution of such grandfathered benefit in either of the following two forms of payment:

•	a single sum distribution of the value of the participant’s grandfathered benefit under the SERP determined as of the last day of the month preceding the payment date; or

•

a lifetime annuity benefit with an additional death benefit payment as follows: a lifetime annuity that is the actuarial equivalent of the participant’s single sum amount which provides for a monthly benefit payable for the participant’s life, beginning on the payment date. In addition to this life annuity, commencing on the first day of the month following the participant’s death, his or her designated beneficiary will receive a benefit of 60% of the amount of the participant’s monthly payment continuing for a 15 year period. If, however, the beneficiary dies before the end of the 15 year period, the lump sum value of the remaining monthly payments of the survivor benefit will be paid to the beneficiary’s estate. The participant’s life annuity will not be reduced to reflect the “cost” of providing the 60% survivor benefit feature. “Actuarial equivalent” is defined by the SERP as equality in value of the benefit provided under the SERP based on actuarial assumptions, methods, factors and tables that would apply under the Retirement Plan under similar circumstances.

With respect to non-grandfathered benefits, a participant whose benefit under the SERP is determined using the final average pay formula under the Retirement Plan will receive a distribution of his or her benefit under the SERP as a single sum distribution equal to the actuarial equivalent present value (at the date of the participant’s termination of employment) of the participant’s SERP benefit determined as of normal retirement age, reflecting any terms under the Retirement Plan applicable to early retirement benefits if the participant is eligible for such early retirement benefits.

Except as otherwise provided below, a participant whose benefit under the SERP is determined using the cash balance formula under the Retirement Plan had the opportunity to elect on or before January 1, 2009 to receive a distribution of his non-grandfathered benefit in one of the following forms of payment:

•	a single sum distribution of the value of the participant’s non-grandfathered benefit determined as of the last day of the month preceding the payment date;

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•	an annuity for the participant’s lifetime that is the actuarial equivalent of the participant’s single sum amount, and that commences on the payment date; or

•

an annuity that is the actuarial equivalent of the participant’s single sum amount, that commences on the payment date, and that provides payments for the life of the participant and, upon his or her death, continues to pay an amount equal to 50%, 75% or 100% (as elected by the participant prior to benefit commencement) of the annuity payment to the contingent annuitant designated by the participant at the time the election is made.

A participant whose benefit under the SERP is determined using the cash balance formula under the Retirement Plan who first became an eligible employee after 2008, and who was not eligible to participate in the EDCP before becoming eligible to participate in the SERP, may elect at any time during the first 30 days following the date he becomes an eligible employee to receive a distribution of his non-grandfathered benefit in one of the forms specified above.

Participants whose benefits under the SERP are determined using the cash balance formula under the Retirement Plan will receive distributions under the SERP as follows:

•

If a participant has terminated employment before attaining age 55, the participant’s non-grandfathered benefit will be paid in the form of a single sum distribution of the value of the participant’s non-grandfathered benefit determined as of the last day of the month preceding the payment date.

•

If a participant has terminated employment after attaining age 55, and the value of the participant’s non-grandfathered benefit does not exceed $100,000 at the time of such termination of employment, such benefit shall be paid in the form of a single sum distribution of the value of the participant’s non-grandfathered benefit determined as of the last day of the month preceding the payment date.

•

In the absence of an effective election, and assuming that the provisions in the two bullet points immediately above do not apply, non-grandfathered SERP benefits owed to the participant will be paid in the form of an annuity for the participant’s lifetime that is the actuarial equivalent of the participant’s single sum amount, and that commences on the payment date.

A participant who elects, or is deemed to have elected, either the straight life annuity or the joint and survivor annuity described above may, in accordance with procedures established by the Committee, change his election to the other annuity option at any time prior to the payment date.

Unless otherwise provided in a participant agreement, if a participant dies on or after July 1, 2000 and before the payment date, a single sum distribution equal to the value of the participant’s benefit that otherwise would have been payable under the SERP will be paid to the participant’s designated beneficiary as soon as administratively practicable following the participant’s death.

Notwithstanding the foregoing, distribution of any non-grandfathered benefit that is made as a result of a termination of employment for a reason other than death, to persons who are “specified employees” under Internal Revenue Code Section 409A and guidance thereunder (basically, executive officers) must be deferred until the earlier of (i) the first day of the seventh month following the participant’s termination of employment or (ii) the date of the participant’s death.

If a participant is involuntarily terminated following or incident to a change in control, the participant shall automatically become fully vested in his or her benefit under the SERP and such benefits shall become payable.

Calculation of Benefits Potentially Payable to our Named Executive Officers under the SERP if a Triggering Event had Occurred as of December 31, 2014

The lump sum or annuity amounts that would have been payable under the SERP to each of our Named Executive Officers if they had become eligible for benefits as of December 31, 2014 are set forth below. Also set forth below are the payments that would have been made to each Named Executive Officer’s designated beneficiary if the officer had died December 31, 2014.

For Mr. Marsh, the lump sum amount would have been $1,513,395. Alternatively, Mr. Marsh could have elected to receive a lump sum of $1,128,149 as of December 31, 2014 and monthly payments of $2,089 commencing January 1, 2015 for the remainder of his lifetime. In the event Mr. Marsh had been eligible to receive benefits and had elected to receive the aforementioned monthly annuity, his designated beneficiary would have received monthly payments of $1,253 for up to 15 years upon Mr. Marsh’s death. If Mr. Marsh had died December 31, 2014 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $1,513,395.

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For Mr. Addison, the lump sum amount would have been $517,596. Alternatively, Mr. Addison could have elected to receive a lump sum of $460,498 as of December 31, 2014 and monthly payments of $283 commencing January 1, 2015 for the remainder of his lifetime. In the event Mr. Addison had been eligible to receive benefits and had elected to receive the aforementioned monthly annuity, his designated beneficiary would have received monthly payments of $170 for up to 15 years upon Mr. Addison’s death. If Mr. Addison had died December 31, 2014 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $517,596.

For Mr. Byrne, the lump sum amount would have been $771,468. Alternatively, Mr. Byrne could have elected to receive a lump sum of $605,009 as of December 31, 2014 and monthly payments of $837 commencing January 1, 2015 for the remainder of his lifetime. In the event Mr. Byrne had been eligible to receive benefits and had elected to receive the aforementioned monthly annuity, his designated beneficiary would have received monthly payments of $502 for up to 15 years upon Mr. Byrne’s death. If Mr. Byrne had died December 31, 2014 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $771,468.

For Mr. Bullwinkel, the lump sum amount would have been $1,421,331. Alternatively, Mr. Bullwinkel could have elected to receive a lump sum of $571,245 as of December 31, 2014 and monthly payments of $5,419 commencing January 1, 2015 for the remainder of his lifetime. In the event Mr. Bullwinkel had been eligible to receive benefits and had elected to receive the aforementioned monthly annuity, his designated beneficiary would have received monthly payments of $3,252 for up to 15 years upon Mr. Bullwinkel’s death. If Mr. Bullwinkel had died December 31, 2014 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $1,421,331.

For Mr. Lindsay, the lump sum amount would have been $182,295. Mr. Lindsay was not eligible for the alternative election providing for a reduced lump sum and lifetime monthly payments. If Mr. Lindsay had died December 31, 2014 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $182,295.

Executive Deferred Compensation Plan

The EDCP is described in the narrative following the 2014 Nonqualified Deferred Compensation table on page 48. As discussed in that section, amounts deferred under the EDCP are required to be paid, or begin to be paid, as soon as practicable following the earliest of a participant’s death, separation from service, or with respect to pre-2005 deferrals and hypothetical earnings thereon, disability. All amounts payable at a date certain prior to separation from service, death, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, disability, must be paid in the form of a single cash payment. Payments made after death, separation from service, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, disability, will also be paid in the form of a single cash payment. Instead of a single cash payment, a participant may, however, elect to have all amounts payable as a result of separation from service after attainment of age 55, death while employed and after attainment of age 55, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, separation from service due to disability, paid in the form of annual installments over a period not to exceed five years with respect to post-2004 deferrals and hypothetical earnings thereon or 15 years with respect to pre-2005 deferrals and hypothetical earnings thereon. All amounts credited to a participant’s ledger account continue to be hypothetically invested among the investment alternatives until such amounts are paid in full to the participant or his or her beneficiary.

The “Aggregate Balance at Last FYE” column of the 2014 Nonqualified Deferred Compensation table on page 48 shows the amounts that would have been payable under the EDCP to each of our Named Executive Officers, as of December 31, 2014, (i) with respect to amounts payable at a date certain prior to separation from service, death, or, as to pre-2005 deferrals and hypothetical earnings thereon, disability, and (ii) with respect to amounts payable after separation from service, death, or, as to pre-2005 deferrals and hypothetical earnings thereon, disability, if they had been paid using the single sum form of payment. If the Named Executive Officers instead chose payment of the deferrals in annual installments, the annual installment payments over the payment periods selected by the Named Executive Officers are estimated as set forth below: Mr. Marsh — $500,545; Mr. Addison — $175,706; Mr. Byrne — $335,194; Mr. Bullwinkel — $565,620; and Mr. Lindsay — $337,382.

Discussions of Plans are Summaries Only

The discussions of our various compensation plans in this “Executive Compensation” section of the Proxy Statement are merely summaries of the Plans and do not create any rights under any of the Plans and are qualified in their entirety by reference to the Plans themselves.

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DIRECTOR COMPENSATION

Board Fees

Our Board reviews director compensation every year with guidance from the Nominating and Governance Committee. In making its recommendations, the Committee is required by our Governance Principles to consider that compensation should fairly pay directors for work required in a company of our size and scope, compensation should align directors’ interests with the long-term interests of shareholders, and the compensation structure should be transparent and easy for shareholders to understand. We also consider the risks inherent in board service. Approximately every other year, the Nominating and Governance Committee considers relevant publicly available data and information provided by management’s compensation consultant in making compensation recommendations. The Committee may also consider recommendations from our Chairman and Chief Executive Officer. Officers who are also directors do not receive additional compensation for their service as directors.

In 2014 we provided the following compensation for non-employee directors:

•

$181,500 in annual fees, consisting of a $108,900 stock retainer which is paid in shares of our common stock and a $72,600 cash retainer. The stock retainer and the cash retainer are payable on a quarterly basis.

•

Committee Chair and Lead Director annual leadership retainer fees, payable in cash, in the following additional amounts: Lead Director — $18,000, Audit Committee Chair — $14,000, Compensation Committee Chair — $8,000, Nominating and Governance Committee Chair — $8,000, Nuclear Oversight Committee Chair — $8,000. A director may only earn one annual leadership retainer fee in the form of either a Committee Chair retainer fee or the Lead Director retainer fee. Such additional Committee Chair and Lead Director retainer fees are also payable on a quarterly basis.

All director compensation is pro-rated for any year of partial service. The annual stock retainer and all fees payable in cash may be deferred at the director’s election pursuant to the terms of the Director Compensation and Deferral Plan discussed below. Beginning in 2015, non-employee directors are also permitted to choose to defer all or a portion of their annual cash retainer fees and all (but not less than all) of their annual stock retainer fees under the EDCP instead of the Director Compensation and Deferral Plan. See “Executive Compensation – Executive Deferred Compensation Plan” beginning on page 48.

Director Compensation and Deferral Plan

Since January 1, 2001, non-employee director compensation and related deferrals have been governed by the SCANA Director Compensation and Deferral Plan. Amounts deferred by directors in previous years under the SCANA Voluntary Deferral Plan continue to be governed by that plan.

Under the Director Compensation and Deferral Plan, instead of receiving quarterly payments of the stock retainer, a director may make an annual irrevocable election to defer all or a portion of the stock retainer into an investment in our common stock, with distribution from the plan to be ultimately payable in shares of our common stock. A director also may elect to defer all or a portion of all other fees into an investment in our common stock or into a growth increment ledger which is credited with growth increments based on the prime interest rate charged from time to time by Wells Fargo Bank, N.A., as determined by us, with distribution from the Plan to be ultimately payable in cash or stock as the Plan may dictate. Amounts payable in our common stock accrue earnings during the deferral period at our dividend rate. All dividends attributable to shares of our common stock credited to each director’s stock ledger account will be converted to additional credited shares of our common stock as though reinvested as of the next business day after the dividend is paid. Directors do not have voting rights with respect to shares credited to their accounts under the Plan. A director’s growth increment ledger will be credited on the first day of each calendar quarter, with a growth increment computed on the average balance in the director’s growth increment ledger during the preceding calendar quarter. The growth increment will be equal to the amount in the director’s growth increment ledger multiplied by the average interest rate we select during the preceding calendar quarter times a fraction the numerator of which is the number of days during such quarter and the denominator of which is 365. Growth increments will continue to be credited until all of a director’s benefits have been paid out of the Plan.

We establish a ledger account for each director that reflects the amounts deferred on his or her behalf and the deemed investment of such amounts into a stock ledger account or a growth investment ledger account. Each ledger account will separately reflect the pre-2005 and post-2004 deferrals and earnings thereon, and the portion of the

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post- 2004 deferrals and earnings thereon payable at a date certain and the portion payable when the director separates from service from the Board. In this discussion, we refer to pre-2005 deferrals as the “pre-2005 ledger account” and to post-2004 deferrals as the “post-2004 ledger account.”

Directors may elect for payment of any post-2004 deferrals to be deferred until the earlier of separation from service from the Board for any reason or a date certain, subject to any limitations we may choose to apply at the time of election. If a participant does not make a payment election with respect to amounts deferred for any deferral period, such deferrals will be paid in a lump sum payment as soon as practicable after the director’s separation from service from the Board.

Subject to the acceleration provisions of the Plan and Board approval with respect to pre-2005 deferrals, a director may elect an additional deferral period of at least 60 months with respect to any previously deferred amount credited to his or her post-2004 ledger account that is payable at a date certain, and an additional deferral period of at least 12 months for each separate deferral credited to his or her pre-2005 ledger account. With respect to amounts deferred until separation from service from the Board, directors may also elect a new manner of payment with respect to any previously deferred amounts, provided that, in the case of amounts credited to post-2004 ledger accounts that are payable on separation from service from the Board, payments are delayed for 60 months from the date payments would otherwise have commenced absent the election. Directors had the opportunity to elect at any time prior to January 1, 2009 to change the deferral period (accelerate or defer) and/or method of payment with respect to any post-2004 ledger account that was not scheduled for payment in 2008, provided such change did not cause any amounts to be paid in 2008 or cause any amounts otherwise payable in 2008 to be deferred to a later year.

Amounts credited to directors’ post-2004 ledger accounts that are scheduled to be paid at a date certain will be paid in the form of a single sum payment as soon as practicable after the date certain. With respect to amounts credited to pre-2005 ledger accounts, and amounts credited to post-2004 ledger accounts that are scheduled to be paid on separation from service from the Board, directors must irrevocably elect (subject to certain permitted changes) to have payment made in accordance with one of the following distribution forms:

•	a single sum payment;

•	a designated number of installments payable monthly, quarterly or annually, as elected (and in the absence of an election, annually), over a specified period not in excess of 20 years; or

•

in the case of a post-2004 ledger account, payments in the form of annual installments with the first installment being a single sum payment of 10% of the post-2004 ledger account determined immediately prior to the date such payment is made and with the balance of the post-2004 ledger account being paid in annual installments over a total specified period not in excess of 20 years.

Such payments will be paid or commence to be paid as soon as practicable after the conclusion of the deferral period elected.

Notwithstanding any payment election made by a director:

•	payments will be paid, or begin to be paid, as soon as practicable following the director’s separation from service from the Board for any reason except as otherwise provided below;

•

if a director dies prior to the payment of all or a portion of the amounts credited to his ledger account, the balance of any amount payable will be paid in a cash lump sum to his designated beneficiaries;

•

if a director ceases to be a non-employee director but thereafter becomes our employee, all pre-2005 ledger accounts will be paid as soon as practicable after he or she becomes our employee in a single lump sum payment and all post-2004 ledger accounts will be paid as soon as practicable after he or she has incurred a separation from service as a nonemployee director (as determined in accordance with Internal Revenue Code Section 409A);

•	if a director’s post-2004 ledger account balance is less than $100,000 ($5,000 for pre-2005 ledger accounts) at the time for payment specified, such amount will be paid in a single payment; and

•

in the case of any post-2004 ledger accounts that are payable on separation from service from the Board and that are subject to an additional deferral period of 60 months as a result of the modification of the manner of payment, no payment attributable to any post-2004 ledger accounts will be accelerated to a date earlier than the expiration of the 60 month period.

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We, at our sole discretion, may alter the timing or manner of payment of deferred amounts if the director establishes, to our satisfaction, an unanticipated and severe financial hardship that is caused by an event beyond the director’s control. In such event, we may:

•	provide that all, or a portion of, the amount previously deferred by the director immediately be paid in a lump sum cash payment;

•	provide that all, or a portion of, the installments payable over a period of time immediately be paid in a lump sum cash payment; or

•	provide for such other installment payment schedules as we deem appropriate under the circumstances.

For pre-2005 ledger accounts, severe financial hardship will be deemed to have occurred in the event of the director’s or a dependent’s sudden, lengthy and serious illness as to which considerable medical expenses are not covered by insurance or relative to which there results a significant loss of family income, or other unanticipated events of similar magnitude. For post-2004 ledger accounts, severe financial hardship will be deemed to have occurred from a sudden or unexpected illness or accident of the director or the director’s spouse, beneficiary or dependent, loss of the director’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the director’s control.

During 2014, Ms. Miller and Messrs. Micali, Roquemore, Sloan and Stowe elected to defer 100% of their compensation and earnings and Messrs. Bennett and Hagood deferred a portion of their earnings under the Director Compensation and Deferral Plan.

As discussed under “Executive Compensation – Executive Deferred Compensation Plan” beginning on page 48, in 2014, we amended the EDCP to allow non-employee directors who have not deferred such fees under the Director Deferral and Compensation Plan to defer all or a portion of their annual cash retainer fees and all (but not less than all) of their annual stock retainer fees into the EDCP, with payments ultimately to be paid in cash. Non-employee directors first became eligible to participate in the EDCP in 2015.

Endowment Plan

In July 2013, the Board closed the SCANA Director Endowment Plan to new participants effective January 1, 2013 after considering management’s recommendation that such a plan may not be perceived as a best corporate governance practice. However, for those participants who remain in the Plan, upon election to their second term, those directors became eligible to participate in the SCANA Director Endowment Plan, which provides for us to make tax deductible, charitable contributions totaling $500,000 to institutions of higher education designated by the director. The Plan was intended to reinforce our commitment to quality higher education and to enhance our ability to attract and retain qualified Board Members. A portion is contributed upon retirement of the director and the remainder upon the director’s death. As of December 31, 2014, the cash obligation under the Plan was $8,100,000 pre-tax and $5,001,750 (assumes 38.25% tax bracket) after-tax. The Plan is funded through insurance policies on the lives of the directors. The 2014 premium for such insurance was $34,835. Currently the premium estimate for 2015 is $34,835.

Designated institutions of higher education in South Carolina, North Carolina and Georgia must be approved by our Chief Executive Officer. Institutions in other states must be approved by the Compensation Committee. The designated institutions are reviewed on an annual basis by the Chief Executive Officer to assure compliance with the intent of the Plan.

Discussions of Plans are Summaries Only

The discussions of our various plans, including the Director Compensation and Deferral Plan and the Director Endowment Plan, are merely summaries of the plans and do not create any rights under any of the plans, and are qualified in their entirety by reference to the plans themselves.

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2014 DIRECTOR COMPENSATION TABLE

The following table sets forth the compensation we paid to each of our non-employee directors in 2014.

Name (a)	Fees Earned or Paid in Cash(1) ($) (b)	Stock Awards ($)(2) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
J. A. Bennett	$76,600	$108,900	—	—	—	—	$185,500
J. F.A.V. Cecil	$72,600	$108,900	—	—	—	—	$181,500
D. M. Hagood	$86,600	$108,900	—	—	—	—	$195,500
J. W. Martin, III(3)	$34,000	$51,000	—	—	—	—	$85,000
J. M. Micali	$76,600	$108,900	—	—	—	—	$185,500
L. M. Miller	$80,600	$108,900	—	—	—	—	$189,500
J. W. Roquemore	$72,600	$108,900	—	—	—	—	$181,500
M. K. Sloan	$80,600	$108,900	—	—	—	—	$189,500
H. C. Stowe	$90,600	$108,900	—	—	—	—	$199,500
A. Trujillo	$72,600	$108,900	—	—	—	—	$181,500
(1)	Fees greater than $72,600 represent quarterly leadership fees for directors holding a Committee Chair or Lead Director position.
(2)	The annual stock retainer of $108,900 is required to be paid quarterly in shares of our common stock. Shares were issued on January 7, 2014, at a weighted average purchase price of $46.22, April 3, 2014, at a weighted average purchase price of $50.73, July 1, 2014, at a weighted average purchase price of $53.33, August 18, 2014, at a weighted average purchase price of 50.25, and on October 3, 2014, at a weighted average purchase price of $48.52.
(3)	Mr. Martin no longer served on the Board of Directors following the 2014 Annual Meeting held on April 24, 2014.

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PROPOSAL 2 — APPROVAL OF A LONG-TERM EQUITY COMPENSATION PLAN

We are asking our shareholders to approve the new SCANA Corporation Long-Term Equity Compensation Plan (the “2015 Plan”). Our Board adopted the 2015 Plan, and it became effective, on February 19, 2015. If approved by our shareholders, the 2015 Plan authorizes the issuance of up to 5,000,000 shares of SCANA common stock, subject to adjustment as provided in the plan. The 2015 Plan permits the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance shares, and performance units.

The Board is seeking shareholder approval of the 2015 Plan to comply with the rules of the New York Stock Exchange and so that certain incentive awards granted to executive officers of the Company may qualify as exempt performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The following limitations apply to awards that are granted under the 2015 Plan prior to the approval of the 2015 Plan by our shareholders: (i) any award that is designed to qualify as exempt performance-based compensation under Section 162(m) of the Code will be granted contingent on shareholder approval prior to the date of vesting or payout of the award; (ii) no restricted stock awards may be granted; and (iii) no awards may be granted that may be settled in shares unless the awards are granted contingent on shareholder approval prior to the date of vesting or payout of the award.

The 2015 Plan is a key component of our compensation program. Our success depends on our ability to recruit and retain key employees and officers with outstanding ability and experience. Our Board believes there is a need to align shareholder and employee interests by encouraging employee stock ownership, and to motivate employees with compensation conditioned upon achievement of our financial goals.

To accomplish these objectives, the Board previously adopted the SCANA Corporation Long-Term Equity Compensation Plan (the “Prior Plan”), which was initially approved by our shareholders at the 2000 Annual Meeting, and most recently approved at the 2010 Annual Meeting. The Prior Plan terminated in accordance with its terms on January 1, 2015, and no further awards may be granted under the Prior Plan. However, awards currently outstanding under the Prior Plan continue in accordance with the terms of the Prior Plan and the individual award agreements.

During the 15 years the Prior Plan was in place, the Company issued only 1,861,362 shares of the 5,000,000 shares of SCANA common stock that were authorized under the Prior Plan. Upon payment of all benefits payable in shares of our common stock under the Prior Plan, any of the remaining 3,138,638 shares reserved under the Prior Plan but not issued will revert to authorized but unissued shares available to be issued for general corporate purposes.

We usually settled awards under the Prior Plan in cash (and currently intend to settle outstanding awards in cash), which is why shares remained available for issuance upon termination of the Prior Plan. Nonetheless, the Board believes it is appropriate to request authorization of 5,000,000 shares of our common stock under the 2015 Plan to allow the Compensation Committee the flexibility to settle awards under the 2015 Plan in shares if it becomes prudent or appropriate to do so based on our financial position at the time of any future settlement. Our share price has increased over the past several years, but if our share price were to decrease during the term of the 2015 Plan, we may request shareholder approval of additional shares. There are many variables that will affect how long the shares reserved for issuance under the 2015 Plan will last. However, at our current share price, if we began annually settling all equity awards in cash, we believe the 5,000,000 shares requested would be sufficient to settle awards for several years, and possibly for the ten-year duration of the 2015 Plan.

The Board continues to believe that long-term equity incentive awards help to align shareholder and employee interests, and to motivate employee performance and assist the Company in retention and recruitment.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

APPROVAL OF THE 2015 PLAN.

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Summary of Material Changes from the Prior Plan

Although the 2015 Plan is substantially the same as the Prior Plan, we made several modifications to the 2015 Plan from the Prior Plan after taking into consideration guidance and comments raised by proxy advisory firms, as well as the results of our recent shareholder advisory votes on executive compensation. These include:

•

The 2015 Plan specifically provides that any acceleration of payouts under the 2015 Plan upon a change in control will be subject not only to the occurrence of the change in control but also to the occurrence of the participant’s termination of employment without cause or for good reason within 24-months following the change in control (a so-called “double trigger”). See “Change in Control” below and Section 14 of the 2015 Plan attached as Exhibit A;

•

The 2015 Plan specifically provides that the number of shares underlying a SAR settled in the form of SCANA common stock will reduce, on a one-for-one basis, the number of shares available for issuance under the 2015 Plan regardless of whether the shares underlying the SAR are actually issued as a result of net settlement of the SAR. See “Available Shares” and Section 4.2(c) of the 2015 Plan attached as Exhibit A;

•

The 2015 Plan specifically provides that awards granted under the 2015 Plan are subject to a minimum of a one-year vesting period (and for RSUs, unless the award agreement provides otherwise, a three-year vesting period), subject to acceleration as specified by the Compensation Committee, or for performance shares and performance units, a minimum of a one-year performance period. See “Awards under the 2015 Plan” and Sections 6.5, 7.3, 8.4, 9.4, and 10.3 of the 2015 Plan attached as Exhibit A; and

•

The 2015 Plan expands the list of performance measures the Committee may use when making performance-based awards. See “Performance Measures” below and Section 11 of the 2015 Plan attached as Exhibit A.

Summary Description of the 2015 Plan

The following description of the 2015 Plan is a summary of its principal terms and is qualified in its entirety by reference to 2015 Plan, which is attached to this Proxy Statement as Exhibit A.

Administration. The 2015 Plan is administered by our Compensation Committee (the “Committee”). All members of the Committee are “outside directors” within the meaning of Section 162(m) of the Code, and “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Committee has the power and authority to select eligible employees who will participate in the 2015 Plan, determine the terms of awards to be granted under the 2015 Plan, construe and interpret the 2015 Plan and any award agreement, establish rules for the administration of the 2015 Plan, and amend the terms and conditions of outstanding awards, subject to the limitations in the 2015 Plan.

Eligibility. The Committee designates employees of SCANA and its subsidiaries (together, the “Company”) who are anticipated to be significant contributors to the Company’s success as eligible to participate in the 2015 Plan. Approximately 160 employees of the Company are eligible to participate in the 2015 Plan. The Committee is granted broad discretion in selecting participants from this group of eligible employees and determining award amounts. Options that are intended to be incentive stock options (“ISOs”) may not be granted to any person who owns more than ten percent of the total combined voting power of all classes of stock of SCANA.

Available Shares. The 2015 Plan authorizes the issuance of 5,000,000 shares of SCANA Corporation common stock, except that no more than 1,000,000 shares may be granted as restricted stock. Shares of common stock that are subject to stock options, SARs (except a tandem SAR), restricted stock, performance shares and performance units that are paid out in shares will be counted against the overall limit as one share for every one share granted. Unless a participant receives a benefit of ownership (such as dividend or voting rights) for an award, the payout of a SAR, tandem SAR, or an award of restricted stock in cash, or the cancellation, termination, expiration, forfeiture or lapse for any reason (other than the termination of a stock option or tandem SAR upon exercise of the related tandem SAR or stock option, as applicable) will restore the number of shares available for issuance under the 2015 Plan on a one-for-one basis. A payout of a SAR in the form of shares will not restore the number of shares available for issuance under the 2015 Plan.

The maximum number of shares of common stock subject to either stock options or SARs that may be granted in any one calendar year to one participant is 300,000 shares. The maximum aggregate grant of restricted stock or RSUs that may be granted in any one calendar year to one participant is 150,000 shares (or the value of 150,000 shares for RSUs). The maximum aggregate payout (determined at the end of the applicable performance period) of performance shares that may be granted in any one calendar year to one participant is equal to the value of 200,000 shares and of performance units is $1 million.

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The 2015 Plan provides for appropriate adjustments in the number of shares of common stock subject to awards and available for future awards (including the award limits) in the event of changes in corporate capitalization, such as a stock split or a merger, consolidation, separation, spin-off, distribution of stock or property, reorganization, liquidation, or certain other unusual or nonrecurring events.

On February 20, 2015, the closing price of a share of SCANA common stock on the New York Stock Exchange was $58.30.

SCANA anticipates filing a Registration Statement on Form S-8 with the Securities Exchange Commission to register the shares of common stock to be included in the aggregate share reserve under the 2015 Plan as soon as practicable following shareholder approval of the 2015 Plan.

Awards under the 2015 Plan

Stock Options. The Committee may grant ISOs or nonqualified stock options (“NSOs”) to purchase shares of common stock. The exercise price of an option may not be less than the fair market value of the underlying shares of common stock on the grant date. Options granted under the 2015 Plan will expire at the time the Committee determines, except that no option will be exercisable later than ten years after the grant date. Options will vest and be exercisable, and be subject to restrictions determined by the Committee, except that no option (or portion of an option) will vest and be exercisable earlier than one year after the grant date, subject to acceleration of vesting and exercisability upon the occurrence of a specified event. Each option agreement will describe the extent to which the participant may exercise the option following the termination of the participant’s employment. Upon exercise of an option, the exercise price is payable in full to SCANA, either in cash or its equivalent, or if permitted in the option agreement, by tendering shares of common stock (held for at least six months) having a fair market value equal to the total exercise price, through a cashless exercise as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means determined by the Committee. Subject to the specific terms of the 2015 Plan, the Committee may set additional limitations on options as it determines appropriate and includes in the applicable option agreement.

Stock Appreciation Rights (SARs). The Committee may grant SARs either in tandem with an option or freestanding and unrelated to an option. A SAR is a right to receive a payment entirely in cash or shares of common stock equal to the excess of the fair market value of a share of common stock on the exercise date over the grant price per share underlying the SAR. The exercise price of a freestanding SAR will equal the fair market value of a share of common stock on the grant date. The exercise price of a tandem SAR will equal the exercise price of the related option. At the Committee’s discretion, SARs may be paid on exercise in cash, shares of SCANA common stock of equivalent value, or a combination of both. The Committee will determine the terms and conditions of SARs at the time of grant, but generally SARs will be subject to the same terms and conditions as options (as described above).

Restricted Stock. The Committee may grant restricted stock upon the terms and conditions as it determines. The related award agreement will specify the period of restriction, the number of shares of restricted stock granted, and the other terms of the award as the Committee determines. These terms may include a requirement that the participant pay a purchase price for the shares, time-based or performance-based vesting restrictions, or restrictions under applicable federal or state securities laws. No shares of restricted stock will vest earlier than one year after the grant date, subject to acceleration of vesting upon the occurrence of a specified event. Each award agreement will describe the extent to which the participant may retain nonvested restricted stock following termination of the participant’s employment, except that in the case of a termination of employment connected with a change in control or by reason of death or disability, shares of restricted stock that are intended to qualify as performance-based compensation under Section 162(m) of the Code will vest at the time the shares otherwise would have, but for the employment termination. Recipients of restricted stock may have the right to vote the shares from the grant date, but may not sell, pledge, assign or otherwise transfer the shares during the applicable restriction period or until the conditions imposed on the restricted stock by the Committee are satisfied. Participants may be credited dividends on their shares of restricted stock or the Committee may apply any restrictions to the payment of dividends that the Committee deems appropriate. Dividends accrued on restricted stock will be paid only if the restricted stock vests.

Restricted Stock Units (RSUs). The Committee may grant RSUs in the amounts and upon the terms and conditions as it determines. Each RSU will have an initial value equal to the fair market value of one share of common stock on the grant date. Unless otherwise provided in the award agreement, RSUs will fully vest on the third anniversary of the grant date. If a participant’s employment is terminated by reason of death, disability, or retirement before the RSUs would otherwise have vested, the RSUs will vest as of the date set forth in the award agreement. If a participant’s employment is terminated for any other reason, any unvested RSUs will be forfeited. Payment of RSUs will be made in

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a single lump sum cash payment as soon as practicable after the vesting date. The payment amount will equal the fair market value of the RSUs on the vesting date. RSUs will be credited with dividend equivalents between the grant date and the date of payment, and will be paid at the same time as payment of the related RSUs. Dividend equivalents will vest and be paid only if the related RSUs vest.

Performance Shares and Performance Units. The Committee may grant performance shares and performance units in the amounts and upon the terms and conditions as it determines. Each performance share will have an initial value equal to the fair market value of one share of common stock on the grant date. Each performance unit will have an initial value determined by the Committee at the time of grant. The payout on the number and value of performance shares and performance units will be determined after the applicable performance period has ended, based on the extent to which the applicable performance goals have been achieved. The performance period will not be less than one year. If a participant’s employment is terminated by reason of death, disability, or retirement during a performance period, the participant will receive a payout as specified in the applicable award agreement. A participant whose employment is terminated in connection with a change in control or as a result of retirement or disability during a performance period will receive payments at the same time as payments are made to participants who did not terminate employment during the applicable performance period. If a participant’s employment is terminated for any other reason during the performance period, the performance shares and performance units will be forfeited, unless otherwise specified in the award agreement.

Performance Measures. Under Section 162(m) of the Code, compensation paid by publicly-held companies to “covered employees” in excess of $1 million for any tax year is not deductible unless compensation is performance-based or satisfies other conditions. To qualify as performance-based compensation, payment of the compensation must meet specified requirements, including shareholder approval of the material compensation terms (including the applicable performance measures and the maximum amount payable to any covered employee) before payment. Under Section 162(m), a “covered employee” includes each of the chief executive officer and the three other most highly paid executive officers of publicly-held companies (other than the chief financial officer).

The Committee may choose the performance measures used to determine the degree of payout or vesting for awards granted to covered employees that are designed to qualify as performance-based compensation under Section 162(m) of the Code from among the following:

•

profits, including operating income, earnings before or after income and/or taxes, net earnings or net income (before or after taxes), net operating profit (before or after taxes), basic or diluted earnings per share (before or after taxes), residual or economic earnings, economic profit, and gross profit or gross profit growth;

•

cash flow, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), operating cash flow, free cash flow, free cash flow with or without specific capital expenditure targets or range (including or excluding divestments and/or acquisitions), total cash flow, cash flow in excess of cost of capital, residual cash flow, cash flow return on capital, or cash flow return on investments (which equals net cash flow divided by owners’ equity);

•	return measures, including profits or cash flow return on assets, capital, invested capital, equity, and/or sales, economic value added, and other value added measures;

•	working capital, including working capital targets, and working capital divided by sales;

•	profit margins, including profits divided by revenues, gross margins, operating margins, and material margins divided by revenues;

•	liquidity measures, including debt-to-capital, debt-to-EBITDA, and total debt ratio;

•

sales growth, gross margin growth, cost initiative and share price metrics, including revenues, revenue growth, gross margin and gross margin growth, material margin and material margin growth, share price, share price appreciation, total shareholder return (including total shareholder return as compared to various stock market indices), sales and administrative costs divided by sales, and sales and administrative costs divided by profits; and

•

strategic initiative key deliverable metrics, including product development, strategic partnering, research and development, vitality index, market penetration, geographic business expansion goals, cost targets, improvements in capital structure, budget and expense management, productivity ratios, expense targets, operating efficiency, enterprise value, safety record, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals related to acquisitions or divestitures of subsidiaries, affiliates, and joint ventures.

The performance measures may be measured based on the attainment of specified levels of performance at the SCANA level, a subsidiary level, or at an operating unit level, and may be used on an absolute or relative basis, or as

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compared to the performance of a group of comparable companies, or published or special index, all as the Committee determines appropriate.

The Committee has the discretion to adjust the determinations of the degree of attainment of the pre-established performance measures, except that awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code may not be adjusted upward (the Committee has the discretion to adjust those awards downward).

The Committee considers the effect of Section 162(m) in structuring awards under the 2015 Plan. But, if the Committee determines that it is advisable to grant awards that will not qualify as performance-based compensation under Section 162(m), the Committee may grant the awards to any eligible employee (including any covered employee) without satisfying the requirements of Section 162(m).

Amendments and Adjustments. Subject to the terms of the 2015 Plan, the Committee may alter, amend, suspend or terminate the 2015 Plan, except that no amendment will, without shareholder approval, (i) increase the total number of shares of common stock that may be issued under the 2015 Plan or the maximum award limits permitted under the 2015 Plan, (ii) modify the eligibility requirements under the 2015 Plan, or (iii) reduce the exercise price of an outstanding option or SAR, or cancel outstanding options or SARs in exchange for cash, or other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs. No amendment will adversely affect any outstanding awards without the affected holder’s consent.

The Committee may adjust the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that the adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2015 Plan, except to the extent that the adjustment is inconsistent with Sections 162(m) or 409A of the Code.

Nontransferability. Except as provided in the 2015 Plan or, in the case of certain types of awards, in the related award agreement, no award granted or right to payment under the 2015 Plan will be assignable or transferable and no option or SAR may be exercisable during a participant’s lifetime except by the participant (or the participant’s legal representative).

Change in Control. If a participant’s employment is terminated without cause or for good reason during the 24-month period following a change in control, (i) all options and SARs will become fully and immediately exercisable as of the date of employment termination; (ii) the restriction period applicable to restricted stock and RSUs will expire immediately as of the date of employment termination; and (iii) all performance measures or other vesting criteria applicable to performance shares and performance units will be deemed achieved at 100% of the target levels and all other terms and conditions will be deemed met as of the date of employment termination.

In general, the 2015 Plan defines a “change in control” as a change in control of SCANA of a nature that would be required to be reported in response to applicable rules under the Exchange Act, whether or not SCANA is then subject to such rules, except that, a change in control will be deemed to occur if:

•	a person is or becomes the owner, directly or indirectly, of 25% or more of SCANA’s voting securities;

•

during any period of two consecutive years, there ceases to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by SCANA’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved;

•

SCANA consummates a merger or consolidation other than a merger or consolidation that would result in owners of SCANA’s voting securities prior to the transaction owning at least 80% of the voting securities of the surviving entity, or SCANA’s shareholders approve a plan of complete liquidation or an agreement to sell or dispose of all or substantially all of SCANA’s assets; or

•

SCANA consummates the sale of the stock of any “material subsidiary” (as designated by the Board), or SCANA’s shareholders approve a plan of complete liquidation of a material subsidiary or an agreement for the sale or disposition by SCANA of all or substantially all of the assets of a material subsidiary, except that any such event will constitute a change in control only for a participant who has been exclusively assigned to the affected material subsidiary.

Term of the 2015 Plan. The 2015 Plan will remain in effect until the earlier of February 19, 2025, or until all shares available for issuance under the 2015 Plan have been issued, purchased or acquired according to the 2015 Plan’s

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terms. No award may be granted under the 2015 Plan after February 19, 2025, but awards granted prior to that date may extend beyond that date, in accordance with their terms.

Material U.S. Federal Income Tax Consequences

The following discussion of the material U.S. federal income tax consequences with respect to awards under the 2015 Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences (state, local, and other tax consequences are not addressed). This discussion is limited to U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than individuals who are taxed on a residence basis in a foreign country. The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary. Participants are urged to consult with their own tax advisors as to the specific tax consequences to a participant of the grant and the disposition of common stock.

In connection with the 2015 Plan generally, and subject to various limitations including, but not limited to, Section 162(a)(1) of the Code (reasonableness limitation), Section 162(m) of the Code ($1 million annual deductibility limitation for covered employees), and Section 263 of the Code (capitalization), SCANA will receive an income tax deduction at the same time and in the same amount as any amount that is taxable to a participant as ordinary income. To the extent a participant recognizes capital gains, SCANA will not be entitled to any deduction for federal income tax purposes. Participants will be subject to tax withholding.

Options. ISOs. In general, a 2015 Plan participant will not recognize income at the time an ISO is granted or exercised. If the participant disposes of shares acquired upon exercise of an ISO either before the expiration of two years from the option grant date or one year after the issuance of the shares upon exercise of the ISO (the “holding periods”), the participant will recognize in the year of disposition, (a) ordinary income, to the extent that the lesser of either (i) the fair market value of the shares on the date of exercise, or (ii) the amount realized on disposition, exceeds the option price; and (b) capital gain, to the extent the amount realized on disposition exceeds the fair market value of the shares on the date of exercise. If the shares are sold after expiration of the holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized on disposition and the option exercise price.

NSOs. In general, the participant will not recognize income at the time a NSO is granted. Upon exercise, the participant will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of exercise over the amount paid by the participant for the shares. Upon the participant’s later disposition of the shares received upon exercise of the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

SARs. In general, the participant will not recognize income upon grant of a SAR. Upon exercise of a SAR, the participant will recognize ordinary income equal to the amount of cash or fair market value of shares received.

Restricted Stock. In general, unless a participant makes an election under Section 83(b) of the Code, a participant will recognize ordinary income in an amount equal to the fair market value of the shares, and any cash received attributable to credited dividends, at the time of vesting, less the purchase price of the shares (if any). If a participant makes an election under Section 83(b) of the Code within 30 days of the grant date, the participant will immediately recognize income at the time of grant in an amount equal to the fair market value of the shares, less the purchase price of the shares (if any) and will recognize dividend income on any dividends received. Any change in the value of the shares after the grant date will be taxed as capital gain or loss when the participant disposes of the shares.

RSUs, Performance Shares and Performance Units. In general, a participant will not recognize income upon grant of RSUs, performance shares or performance units, but will recognize ordinary income at the time the participant receives a distribution with respect to any RSUs, performance shares or performance units in an amount equal to the amount of cash distributed or the fair market value of shares received. Any cash received attributable to credited dividends are taxable to the participant as ordinary income upon the participant’s receipt of the dividends.

Parachute Payments. In the event that the payment of any award under the 2015 Plan is accelerated because of a change in ownership or control (under Section 280G of the Code), and payment of the award, either alone or together with any other payments made to certain participants, constitutes parachute payments under Section 280G of the Code, then, subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion under Section 4999 of the Code.

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Section 409A. Section 409A of the Code provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. Although most awards under the 2015 Plan are anticipated to be exempt from the requirements of Section 409A, awards that are not exempt are intended to comply with Section 409A.

Equity Compensation Plan Information

Equity securities issuable under our compensation plans at December 31, 2014, are summarized as follows:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Long-Term Equity Compensation Plan	736,866	(1)	n/a	2,401,772	(2)
Non-Employee Director Compensation Plan	n/a		n/a	71,368
Equity compensation plans not approved by security holders	n/a		n/a	n/a

Total	736,866		n/a	2,473,140
(1)	Represents earned vested and non-vested performance share awards at achieved levels and unearned performance share awards assuming a target level payout. Included in this figure is a share count of 256,735 related to vested grants under the Company’s 2012-2014 plan cycle, which grants were ultimately settled in cash, rather than shares, in February 2015.
(2)	Although these shares remained available under the Prior Plan on December 31, 2014, as discussed above, the Prior Plan terminated on January 1, 2015, and these shares are no longer available for grants.

Recent Equity Awards

The 2014 Grants of Plan-Based Awards table on page 44 shows the awards that were granted in 2014 under the Prior Plan to our Named Executive Officers. In addition to the awards to the Named Executive Officers shown in that table, during 2014, 151,777 performance shares and 36,369 restricted stock units were also awarded to a total of 173 other employees, of which 27 were officers and executive officers and 146 were non-officers.

The following table sets forth the total number of performance share awards and restricted stock units awarded in each of 2014, 2013 and 2012 to all employees, including the Named Executive Officers. For performance share awards that have been earned but have not vested, the number shown is the actual number earned. For performance share awards that have not been earned, the number shown assumes vesting at the target payout level. In addition, the table sets forth the weighted average number of shares of common stock outstanding in the years indicated. As previously discussed, we have for many years settled awards under our Long-Term Equity Compensation Plan (the Prior Plan) in cash as opposed to shares, and the earned performance shares and vested restricted stock units awarded in 2012 for the 2012-2014 plan period were all settled in cash in February 2015.

Year	Number of Restricted Stock Units Granted(1)	Number of Performance Shares Granted (Vested)(2)	Number of Performance Shares Granted (not vested)(3)	Weighted Average Common Shares Outstanding	Total Shares Outstanding
2014	61,283	99,885	147,539	141,873,437	142,684,262
2013	55,329	143,486	134,405	138,671,157	140,719,874
2012	54,900	256,733	—	131,092,775	132,010,471
(1)	Represents outstanding restricted stock unit awards granted pursuant to the Prior Plan for the 2013-2015 period and the 2014-2016 period, which have not vested, and the restricted stock unit awards for the 2012-2014 period, which were settled in cash in February 2015.
(2)	Represents performance shares granted pursuant to the Prior Plan, which have been earned, but not yet paid, for the 2013-2015 period and the 2014-2016 period, and earned and paid performance shares for the 2012-2014 period, which were settled in cash in February 2015.
(3)	Represents performance shares granted pursuant to the Prior Plan, which have not been earned or vested for the 2013-2015 and 2014-2016 periods.

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Future Benefits under the 2015 Plan

All future benefits under the 2015 Plan are not determinable at this time. However, the table below shows the equity awards made under the 2015 Plan in February 2015 to our Named Executive Officers (with the exception of Mr. Bullwinkel, who retired in January 2015), all executive officers as a group, and all non-executive officers and other employees as a group.

		Estimated Future Payouts Under Equity Incentive Plan Performance Share Awards(1)	Estimated Future Payouts Under Equity Incentive Plan Performance Share Awards(1)	All Other Stock Awards: Number of Shares of Stock or Units(2) (#) (e)	Grant Date Fair Value of Stock and Option Awards(2)(3) ($) (f)
Name (a)	Grant Date (b)	Target (#) (c)	Target ($) (d)
K. B. Marsh	2/19/2015	31,807	$1,889,336
	2/19/2015			14,722	$874,487
J. E. Addison	2/19/2015	11,556	$686,426
	2/19/2015			5,349	$317,731
S. A. Byrne	2/19/2015	11,556	$686,426
	2/19/2015			5,349	$317,731
R. T. Lindsay	2/19/2015	6,261	$371,903
	2/19/2015			2,898	$172,141
All Executive Officers as a group	2/19/2015	83,653	$4,968,988
	2/19/2015			38,721	$2,300,027
All Non-Executive Officers and	2/19/2015	72,035	$4,278,879
other employees as a group	2/19/2015			33,346	$1,980,752

(1)	Represents potential future payouts at target of the 2015-2017 performance share awards granted under the 2015 Plan. Payout of performance share awards at the end of the 2015-2017 performance period will be dictated by our performance against pre-determined measures of TSR and growth in GAAP-adjusted basic net earnings per share from operations for the three-year period. The dollar value of potential future payouts (column (d)) is based on the grant date fair value of performance share awards based on the probable outcome of the performance conditions (target), consistent with the estimate of aggregate compensation cost to be recognized over the performance period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures.
(2)	Represents restricted stock unit awards granted under the 2015 Plan. Restricted stock unit awards are primarily time based and vest after three years if the grantee is still employed by us at that date, subject to exceptions for retirement, death, disability, or a change in control prior to the vesting date.
(3)	The grant date fair value of restricted stock unit awards is computed in accordance with FASB ASC Topic 718.

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AUDIT COMMITTEE REPORT

In connection with the December 31, 2014 financial statements, the Audit Committee (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent public accountants those matters required to be discussed by Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board; (iii) received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence; and (iv) discussed with the independent accountant the independent accountant’s independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

Mr. D. Maybank Hagood (Chairman)

Mr. John F. A. V. Cecil

Mr. James M. Micali

Mr. Maceo K. Sloan

Mr. Harold C. Stowe

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PROPOSAL 3 — APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP served as our independent registered public accounting firm for the year ended December 31, 2014, and the Audit Committee has appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm to audit our 2015 financial statements. Shareholders are being asked to approve this appointment at the 2015 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF

DELOITTE & TOUCHE LLP’S 2015 APPOINTMENT.

Unless you indicate to the contrary, the persons identified as proxies on the accompanying proxy card intend to vote the shares represented by your proxy to approve the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit our 2015 financial statements.

Representatives of Deloitte & Touche LLP are expected to be present at the 2015 Annual Meeting and available to make such statements as they may desire and to respond to appropriate questions from shareholders.

Pre-Approval of Auditing Services and Permitted Non-Audit Services

Our Audit Committee Charter requires the Audit Committee to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by the independent registered public accounting firm. Pursuant to a policy adopted by the Audit Committee, its Chairman may pre-approve the rendering of services on behalf of the Audit Committee. Decisions by the Chairman to pre-approve the rendering of services are presented to the Audit Committee for approval at its next scheduled meeting.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed to SCANA and its subsidiaries for the fiscal years ended December 31, 2014 and 2013 by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates.

	2014	2013
Audit Fees(1)	$2,635,000	$2,605,000
Audit Related Fees(2)	$149,673	$140,459
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$2,784,673	$2,745,459

(1)	Fees for Audit Services billed for 2014 and 2013 consisted of audits of annual financial statements, comfort letters, statutory and regulatory audits, consents and other services related to Securities and Exchange Commission filings, and accounting research.
(2)	Fees primarily for employee benefit plan audits and, in 2013, for non-statutory audit services.

In 2014 and 2013, all of the Audit Fees and Audit Related Fees were approved by the Audit Committee.

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PROPOSAL 4 — APPROVAL OF BOARD-PROPOSED AMENDMENTS TO ARTICLE 8 OF OUR ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS

Background of the Proposal

Our Articles of Incorporation currently provide for a classified Board of Directors divided into three classes, with each class being elected for a three-year term. In 2012 and 2013, we received shareholder proposals recommending the declassification of our Board of Directors. In 2012, 38% of our outstanding shares voted in favor of the proposal, and in 2013, 44% of our outstanding shares voted in favor of the proposal. We also received a shareholder proposal for our 2014 Annual Meeting seeking a shareholder vote on declassification. In light of the apparent growing shareholder support for declassification, the Board proposed amendments to our Articles of Incorporation to effect declassification and recommended that our shareholders approve such amendments at the 2014 Annual Meeting. Based on our agreement to submit a Board proposal on declassification to shareholders, the shareholder proposal for the 2014 Annual Meeting was withdrawn.

At the 2014 Annual Meeting, 62% of our outstanding shares voted in favor of the proposal. Although the affirmative vote of 62% of our total outstanding shares is still significantly less than the 80% affirmative vote of outstanding shares required to adopt the amendment, it is an increase in the affirmative vote as compared with the prior two years.

Our Board is committed to strong corporate governance practices. In considering the results of the shareholder votes on the 2012, 2013 and 2014 proposals, as well as the growing support of institutional investor groups for annual election of directors, the Board again took into account the advantages and disadvantages of a classified Board. In favor of retaining the classified board structure, the Board noted that: a classified board structure provides valuable stability and continuity of leadership; a classified board structure enables us to recruit high quality directors who are willing to invest the time and energy necessary to understand our business, technology, competitive environment and strategic goals; and a classified board structure helps protect shareholder value in case of an unsolicited takeover proposal at an unfair price. In favor of declassification, the Board noted that declassification would allow our shareholders to evaluate all directors annually and would be consistent with the developing view that a declassified board is a corporate governance best practice. The Board also considered that many U.S. public companies have eliminated their classified board structures in recent years based on the perception of a growing number of investors that annual election of directors is the primary means for shareholders to influence corporate governance policies and to increase board accountability.

After further reviewing these various considerations, the Board decided to again propose amendments to Article 8 of our Articles of Incorporation to declassify the Board and provide for the annual election of all directors, and to recommend that our shareholders vote in favor of the amendments.

Proposed Amendments to Article 8 of the Articles of Incorporation

Under the proposed amendments, the annual election of directors would be phased in gradually to assure a smooth transition. If the amendments are adopted, they would become effective upon our filing of Articles of Amendment with the South Carolina Secretary of State following the 2015 Annual Meeting. Accordingly, directors elected at the 2016 annual meeting and thereafter would be elected to one-year terms. Consistent with our Articles of Incorporation as in effect for the 2015 Annual Meeting, directors to be elected at the 2015 Annual Meeting will be elected to serve three-year terms, expiring at the 2018 annual meeting. Directors elected at the 2014 annual meeting will continue to serve their current terms until the 2017 annual meeting, and directors elected at the 2013 annual meeting will continue to serve their current terms until the 2016 annual meeting. Article 8 of our Articles of Incorporation would also be amended to delete other references to classification of the Board and to provide that a director elected to fill a newly created directorship or vacancy would serve until the next annual meeting of shareholders.

If the proposed amendments to Article 8 of our Articles of Incorporation are not adopted by shareholders, the Board of Directors will remain classified.

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Text of the Proposed Amendments

The text of the proposed amendments to our Articles of Incorporation are as follows:

8.A.	The number of directors of the corporation that shall constitute the entire Board of Directors shall be fixed from time to time by or pursuant to the provisions of the By-laws of the corporation. Any such provision shall continue in effect unless and until changed by the Board of Directors, but no such changes shall affect the term of any director then in office. Upon the adoption of this Section 8.A., Directors elected prior to the 2016 annual meeting of shareholders shall continue to be, and are, divided into three classes (I, II and III), as nearly equal in number as possible, and shall hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their respective elections and until their respective successors are elected and qualified. Directors elected at each annual meeting of shareholders commencing with the annual meeting of shareholders in 2016 shall hold office for a term of one year expiring at the next annual meeting of shareholders and until their respective successors are duly elected and qualified. No person who is not a salaried employee of the corporation who would attain the age of 70 or older during his term of service as a director shall be eligible to be elected a director. No person who is a salaried employee of the corporation who is age 65 or older shall be eligible to be elected a director, and the term of office of any director who is a salaried employee of the corporation shall expire upon such director attaining the age of 65 or upon retirement from active service with the corporation, whichever is earlier; provided, however, a person who is the Chief Executive Officer shall be eligible for election as a director even if such person is age 65 or older or has retired from active service with the corporation, and such person’s term shall not expire as a result of attaining age 65 or prior retirement from active service with the corporation.

B.	Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause shall be filled only by the Board of Directors then in office, although less than a quorum. Directors elected to fill a newly created directorship or other vacancies shall hold office until the next annual meeting of shareholders and until such director’s successor has been elected and has qualified.

C.	No changes to Article 8.C.

D.	Notwithstanding the foregoing, if at any time the holders of any one or more classes or series of preferred stock issued by the corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of these Restated Articles of Incorporation applicable thereto.

Required Vote and Board Recommendation

Our Articles of Incorporation require that, to be adopted, the proposed amendments must be approved by the affirmative vote of at least 80% of all outstanding shares of our common stock. If approved, the amendments will become effective upon filing of Articles of Amendment with the Secretary of State of South Carolina.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENTS TO

ARTICLE 8 OF OUR ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS.

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OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

The rules of the Securities and Exchange Commission require that we disclose late filings of reports of beneficial ownership and changes in beneficial ownership of our common stock by our directors, executive officers and greater than 10% beneficial owners. To our knowledge, based solely on a review of Forms 3, 4 and 5 and amendments to such forms furnished to us and written representations made to us, all filings on behalf of such persons were made on a timely basis in 2014.

Shareholder Proposals and Nominations

In order to be considered for inclusion in our Proxy Statement and Proxy Card for the 2016 Annual Meeting of Shareholders, a shareholder proposal must be received by us at SCANA Corporation, c/o Corporate Secretary, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033, no later than November 24, 2015. Securities and Exchange Commission rules contain standards for determining whether a shareholder proposal is required to be included in a proxy statement.

Under our bylaws, any shareholder who intends to present a proposal or nominate an individual to serve as a director at the 2016 Annual Meeting must notify us no later than November 24, 2015 of the intention to present the proposal or make the nomination. The shareholder also must comply with the other requirements in the bylaws. Any shareholder may request a copy of the relevant bylaw provision by writing to the Office of the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033.

Expenses of Solicitation

This solicitation of proxies is being made by our Board of Directors. We pay the cost of preparing, assembling and mailing this proxy soliciting material, including certain expenses of brokers and nominees who mail proxy material to their customers or principals. We have retained Georgeson, Inc., 480 Washington Boulevard, Jersey City, NJ 07310, to assist in the solicitation of proxies for the 2015 Annual Meeting and to provide ongoing governance advice and consultation at a fee of $18,000 plus associated costs and expenses.

In addition to the use of the mail, proxies may be solicited personally, by telephone, by email or other electronic means by our officers and employees without additional compensation.

View Proxy Statement and Annual Report Information through the Internet

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR

SHAREHOLDER MEETING TO BE HELD ON APRIL 30, 2015:

The Proxy Statement, Notice of 2015 Annual Meeting, Annual Financial Statements, and Management’s Discussion and Analysis and Related Annual Report Information are available through the Internet at www.scana.com under the caption “Investors — Financial Reports — Most Recent Reports.”

SCANA shareholders may view proxy statements and annual report information at this website. If you choose to view proxy materials through the Internet, you may incur costs, such as telephone and Internet access charges, for which you will be responsible.

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Availability of Form 10-K

We have filed with the Securities and Exchange Commission our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. A copy of the Form 10-K, including the financial statements and financial statement schedules and a list of exhibits, will be provided without charge to each shareholder to whom this proxy statement is delivered upon our receipt of a written request from such shareholder. The exhibits to the Form 10-K also will be provided upon request and payment of copying charges. Requests for a copy of the Form 10-K should be directed to:

Susan Wright

Director- Financial Planning & Investor Relations

SCANA Corporation

220 Operation Way, Mail Code B124

Cayce, South Carolina 29033

Incorporation by Reference

We file various documents with the Securities and Exchange Commission, some of which incorporate information by reference. This means that information we have previously filed with the Securities and Exchange Commission should be considered as part of the filing.

Neither the Compensation Committee Report nor the Audit Committee Report shall be deemed to be filed with the Securities and Exchange Commission or incorporated by reference into any of our filings under the Securities Exchange Act of 1934 or the Securities Act of 1933, unless specifically incorporated by reference therein.

References to Our Website Address

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules or the New York Stock Exchange Listing Standards. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

Directions to the Annual Meeting

From Charlotte:

•	Take I-77 South to Exit 9-A (Garners Ferry Road).

•	Follow the exit onto Garners Ferry Road under I-77. East Exchange Place is the first right turn off Garners Ferry Road immediately before Quality Inn & Suites.

•	Follow to Leaside at the end of East Exchange Place. The parking lot is located in front of the building.

From Charleston:

•	Take I-26 to I-77 North toward Charlotte.

•	Take Exit 9-A and turn right at traffic light onto Garners Ferry Road. East Exchange Place is the first right turn off Garners Ferry Road immediately before Quality Inn & Suites.

•	Follow to Leaside at the end of East Exchange Place. The parking lot is located in front of the building.

From Greenville:

•	Take I-26 East toward Columbia/Charleston.

•	Take Exit 116 onto I-77 North toward Charlotte.

•	Take Exit 9-A and turn right at traffic light onto Garners Ferry Road. East Exchange Place is the first right turn off Garners Ferry Road immediately before Quality Inn & Suites.

•	Follow to Leaside at the end of East Exchange Place. The parking lot is located in front of the building.

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From Downtown (Columbia):

•

Take US 378/76 East (Devine Street/Garners Ferry Road) past the Veterans Administration Hospital (also known as Dorn VA Medical Center) and under the I-77 overpass. East Exchange Place is the first right turn off Garners Ferry Road immediately before Quality Inn & Suites.

•	Follow to Leaside at the end of East Exchange Place. The parking lot is located in front of the building.

Tickets to the Annual Meeting

An admission ticket or proof of share ownership as of the record date, March 3, 2015, is required to attend the 2015 Annual Meeting. If you plan to use the admission ticket, please remember to detach it from your proxy card before mailing your proxy card. If you forget to bring the admission ticket, you will be admitted to the meeting only if you are listed as a shareholder of record as of the close of business on March 3, 2015 and bring proof of identification. If you hold your shares through a stockbroker or other nominee, you must provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a brokerage statement showing your share ownership as of March 3, 2015.

If you are a shareholder of record and your shares are owned jointly and you need an additional ticket, you should contact the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033, or call 803-217-7568.

SCANA CORPORATION

Gina Champion

Corporate Secretary

March 23, 2015

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EXHIBIT A

SCANA Corporation

Long-Term Equity Compensation Plan

Effective February 19, 2015

SCANA Corporation

Long-Term Equity Compensation Plan

Effective February 19, 2015

Section 1. Establishment, Objectives and Duration

1.1     Establishment of the Plan.

  (a)   SCANA Corporation, a South Carolina corporation (“SCANA”), hereby establishes this incentive compensation plan to be known as the “SCANA Corporation Long-Term Equity Compensation Plan” (the “Plan”). The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, and Performance Units to Eligible Employees.

  (b)   The Plan became effective on February 19, 2015 (the “Effective Date”), which is the date the Board initially approved the Plan. Notwithstanding the foregoing, the following limitations apply to Awards that are granted prior to the approval of the Plan by SCANA’s shareholders in accordance with applicable law and listing requirements (“Shareholder Approval”):

  (i)       Any Award that is designed to qualify for the Performance-Based Exception and that is granted to a Covered Employee will be granted contingent on Shareholder Approval prior to the date of vesting and/or payout of the Award;

  (ii)      No Awards of Restricted Stock may be granted; and

  (iii)     No Awards may be granted that may be settled in Shares unless such Awards are granted contingent on Shareholder Approval prior to the date of vesting and/or payout of the Award.

1.2     Objectives of the Plan. The objectives of the Plan are to (a) optimize the profitability and growth of the Company through long-term incentives that are consistent with the Company’s goals and that align the personal interests of Participants to those of SCANA’s shareholders; (b) provide Participants with an incentive for excellence in individual performance; and (c) promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in the Company’s success.

1.3     Duration of the Plan. The Plan will become effective on the Effective Date and will remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Section 15, until the earlier of February 19, 2025, or until all Shares available for issuance under the Plan have been issued, purchased or acquired according to the Plan’s terms. In no event may an Award be granted under the Plan more than ten years after the Effective Date.

Section 2. Definitions

Whenever used in the Plan, the following terms will have the meanings set forth below, and when the meaning is intended, the initial letter of the word will be capitalized:

2.1     “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, or Performance Units.

2.2     “Award Agreement” means an agreement entered into between SCANA and each Participant setting forth the terms and conditions applicable to Awards.

2.3     “Beneficial Owner” or “Beneficial Ownership” will have the meaning ascribed to the term in Rule 13d-3 under the Exchange Act.

2.4     “Board” means the Board of Directors of SCANA.

2.5     “Cause” means:

  (a)   Willful and continued failure by a Participant to substantially perform his or her duties with the Company after a demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company believes that the Participant has not substantially performed his or her duties, and the Participant has failed to resume substantial performance of his or her duties on a continuous basis within 14 days of receiving such demand;

  (b)   The willful engaging by a Participant in conduct that is demonstrably and materially injurious to the Company, monetarily or otherwise; or

  (c)   A Participant’s conviction of a felony or conviction of a misdemeanor that impairs his or her ability substantially to perform his or her duties with the Company.

For purposes of this Section 2.5, no act, or failure to act, on a Participant’s part will be deemed “willful” unless done, or omitted to be done, by a Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company.

2.6     “Change in Control” means a change in control of SCANA of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act, whether or not SCANA is then subject to such reporting requirement; provided, however, that, without limitation, a Change in Control will be deemed to have occurred if:

  (a)   Any Person is or becomes the Beneficial Owner, directly or indirectly, of 25% or more of the combined voting power of the outstanding shares of capital stock of SCANA;

  (b)   During any period of two consecutive years, there ceases to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board and any new Directors whose election by the Board or nomination for election by SCANA’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved;

  (c)   The consummation of a merger or consolidation of SCANA with any other corporation, other than a merger or consolidation that would result in the voting shares of capital stock of SCANA outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting shares of capital stock of the surviving entity) at least 80% of the combined voting power of the voting shares of capital stock of SCANA or such surviving entity outstanding immediately after such merger or consolidation; or the shareholders of SCANA approve a plan of complete liquidation of SCANA or an agreement for the sale or disposition by SCANA of all or substantially all of SCANA’s assets; or

  (d)   The consummation of the sale of the stock of any subsidiary of SCANA designated by the Board as a “Material Subsidiary”; or the shareholders of SCANA approve a plan of complete liquidation of a Material Subsidiary or an agreement for the sale or disposition by SCANA of all or substantially all of the assets of a Material Subsidiary; provided that any event described in this subsection will represent a Change in Control only with respect to a Participant who has been exclusively assigned to the affected Material Subsidiary.

2.7     “Code” means the Internal Revenue Code of 1986, as amended.

2.8     “Committee” means any committee appointed by the Board to administer Awards to Employees, as specified in Section 3. Any such committee will be comprised entirely of Directors who satisfy the “outside director” requirements of Code Section 162(m) and who are “Non-Employee Directors” as defined in Rule 16b-3 under the Exchange Act.

2.9     “Company” means SCANA and all of its Subsidiaries.

2.10   “Covered Employee” means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m).

2.11   “Director” means any individual who is a member of the Board.

2.12   “Disability” will have the meaning ascribed to that term in the Participant’s governing long-term disability plan, or if no such plan exists, by the Committee, except as otherwise provided in an Award Agreement.

2.13   “Effective Date” will have the meaning ascribed to that term in Section 1.1.

2.14   “Eligible Employee” means an Employee who is anticipated to be a significant contributor to the success of the Company as determined by the Committee upon or without the recommendation of officers of the Company.

2.15   “Employee” means any employee of the Company. Directors who are employed by the Company will be considered Employees under the Plan.

2.16   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.17   “Fair Market Value” will be determined on the basis of the closing sale price of a Share on the principal securities exchange on which the Shares are traded on the relevant date or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported, except that as to the cashless exercise of Nonqualified Stock Options pursuant to Section 6.6, the “Fair Market Value” of Shares for determining the compensation amount recognized by the Participant will be the actual trade price on the principal securities exchange of Shares sold to provide cash to Participants.

2.18   “Freestanding SAR” means a SAR that is granted independently of any Option, as described in Section 7.

2.19   “Good Reason” means, without the Participant’s written consent, the occurrence after a Change in Control of the Company of any one or more of the following:

  (a)   A material diminution in the Participant’s base salary;

  (b)   A material diminution in the Participant’s authority, duties, or responsibilities;

  (c)   A material diminution in the authority, duties, or responsibilities of the supervisor to whom the Participant is required to report, including a requirement that the Participant report to a Company officer or Employee instead of reporting directly to the Board;

  (d)   A material diminution in the budget over which the Participant retains authority;

  (e)   A material change in the geographic location at which the Participant must perform the services; and

  (f)   Any other action or inaction that constitutes a material breach by the Company of the agreement under which the Participant provides services.

Provided, however, that the Participant must give written notice to the Company within 30 days of the initial existence of any of the foregoing conditions that gives rise to Good Reason, the Company will have 30 days upon receipt of such notice to remedy the condition so as to eliminate the Good Reason, and if not remedied, the Participant’s employment must terminate no later than 60 days following the expiration of such cure period. Notwithstanding the foregoing, the Participant’s continued employment will not constitute a waiver of the Participant’s rights with respect to any circumstance constituting Good Reason under this Award Agreement.

2.20   “Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Section 6 that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

2.21   “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Section 6 that is not intended to meet the requirements of Code Section 422.

2.22   “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.23   “Option Price” means the price at which a Share may be purchased by a Participant upon exercise of an Option.

2.24   “Participant” means an Eligible Employee who has been granted an Award or who has outstanding an Award.

2.25   “Performance-Based Exception” means the performance-based compensation exception from the tax deductibility limitations of Code Section 162(m).

2.26   “Performance Share” means an Award granted to a Participant, as described in Section 10, which will have an initial value equal to the Fair Market Value of a Share on the date of grant.

2.27   “Performance Unit” means an Award granted to a Participant, as described in Section 10, which will have an initial value that is established by the Committee on the date of grant.

2.28   “Person” will have the meaning ascribed to that term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) of the Exchange Act, including a “group” as defined in Section 13(d) of the Exchange Act.

2.29   “Restricted Stock” means an Award of Shares granted to a Participant under Section 8.

2.30   “Restricted Stock Unit” or “RSU” means an Award granted to a Participant under Section 9 that represents a notional investment equivalent to one Share and, as a result, a Participant does not acquire any form of voting or other right attributable to an actual Share.

2.31   “Restriction Period” means the period during which the transfer of Shares of Restricted Stock is limited in some way (e.g., based on the passage of time, the achievement of performance goals, or the occurrence of other events as determined by the Committee, in its discretion), or the vesting of RSUs is subject to the continuation of the Participant’s employment with the Company, and the Shares of Restricted Stock or RSUs, as applicable, are subject to a substantial risk of forfeiture, as provided in Section 8 and Section 9.

2.32   “Retirement” means a Termination of Employment of a Participant on or after the date that the Participant has both reached age 55 and completed at least 20 years of Vesting Service (as defined in the SCANA Corporation Retirement Plan), or on or after the date that the Participant has reached age 65, except as otherwise provided in an Award Agreement.

2.33   “Shares” means the shares of common stock of SCANA.

2.34   “Stock Appreciation Right” or “SAR” means an Award under Section 7, which is granted alone or in connection with a related Option and designated as a SAR.

2.35   “Subsidiary” means any corporation, partnership, joint venture, or other entity in which SCANA has a majority voting interest.

2.36   “Tandem SAR” means a SAR that is granted under Section 7 in connection with a related Option, the exercise of which will require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR will similarly be canceled).

2.37   “Termination of Employment” means, subject to the terms of Section 20 as applicable to a Section 409A Covered Award (as defined in Section 20), a termination of the Participant’s employment with the Company, including, without limitation, a termination of the Participant’s employment that occurs as a result of a corporate transaction pursuant to which the Participant’s employer ceases to be a Subsidiary, except as otherwise provided by the Committee.

Section 3. Administration

3.1     General. The Committee shall administer the Plan. The members of the Committee will be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee will have the authority to delegate administrative duties to officers of the Company.

3.2     Authority of the Committee. Except as limited by law or by the Articles of Incorporation or Bylaws of SCANA, and subject to the terms of the Plan, the Committee will have full power and authority to: (a) select Eligible Employees who will participate in the Plan; (b) determine the sizes and types of Awards; (b) determine the terms and conditions of Awards in a manner consistent with the Plan; (c) construe and interpret the Plan, any Award Agreement, and any agreement or instrument entered into under the Plan; (d) establish, amend, or waive rules and regulations for the Plan’s administration; and (e) subject to the terms of Section 15, amend the terms and conditions of any outstanding Award, including, without limitation, to accelerate the time or manner of vesting of Awards. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan.

3.3     Decisions Binding. All determinations and decisions made by the Committee pursuant to the Plan and all related orders and resolutions of the Committee will be final, conclusive and binding on all persons, including, without limitation, SCANA, its shareholders, Directors, Eligible Employees, Participants and their estates and beneficiaries.

Section 4. Shares Subject to the Plan and Maximum Awards

4.1     Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2, the number of Shares reserved for issuance under the Plan will be 5,000,000 Shares, which may be either authorized and unissued Shares or Shares held in or acquired for the treasury of SCANA or both; provided, however, that no more than 1,000,000 Shares may be granted in the form of Restricted Stock and no more than 5,000,000 Shares may be granted in the form of Incentive Stock Options. Subject to any increase or decrease pursuant to Section 4.3, the following limitations apply to grants of Awards under the Plan:

  (a)   Options: The maximum aggregate number of Shares subject to Options that may be granted in any one calendar year to any one single Participant will be 300,000 Shares.

  (b)   SARs: The maximum aggregate number of Shares subject to SARs that may be granted in any one calendar year to any one single Participant will be 300,000 Shares.

  (c)   Restricted Stock and RSUs: The maximum aggregate grant with respect to Awards of Restricted Stock and Restricted Stock Units that may be granted in any one calendar year to any one Participant will be 150,000 Shares or the value of 150,000 Shares, taking into account all grants of Restricted Stock and Restricted Stock Units.

  (d)   Performance Shares: The maximum aggregate payout (determined as of the end of the applicable Performance Period (as defined in Section 10.3)) with respect to Awards of Performance Shares that may be granted in any one calendar year to any one Participant will be equal to the value of 200,000 Shares.

  (e)   Performance Units: The maximum aggregate payout (determined as of the end of the applicable Performance Period) with respect to Awards of Performance Units that may be granted in any one calendar year to any one Participant will be equal to $1,000,000.

4.2     Adjustments for Awards and Payouts.

  (a)   Unless otherwise determined by the Committee, the following Awards and payouts will reduce, on a one-for-one basis, the number of Shares available for issuance under the Plan: (i) an Award of an Option; (ii) an Award of a SAR (except a Tandem SAR); (iii) an Award of Restricted Stock; (iv) a payout of a Performance Share Award in Shares; and (v) a payout of a Performance Unit Award in Shares.

  (b)   Unless a Participant has received a benefit of ownership such as dividend or voting rights with respect to an Award, the following transactions will restore, on a one-for-one basis, the number of Shares available for issuance under the Plan: (i) a payout of a SAR, Tandem SAR, or Restricted Stock Award in the form of cash; and (ii) a cancellation, termination, expiration, forfeiture or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR) of any Award payable in Shares.

  (c)   For the avoidance of doubt, a payout of a SAR in the form of Shares will not restore the number of Shares available for issuance under the Plan under Section 4.2(b). Consequently, the total number of Shares underlying a SAR that is settled in the form of Shares, regardless of whether the Shares underlying the SAR are actually issued to the Participant as a result of net settlement of the SAR, will reduce, on a one-for-one basis, the number of Shares available for issuance under the Plan under Section 4.2(a).

4.3     Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of SCANA, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of SCANA, adjustments will be made in the number and class of Shares that may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards, and in the Award limits set forth in Section 4.1, all as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award will always be a whole number.

Section 5. Eligibility and Participation

5.1     Eligibility. Persons eligible to participate in the Plan are those Employees who the Committee designates as Eligible Employees. In no event, however, will any ISOs be granted to any person who owns more than 10% of the total combined voting power of all classes of stock of SCANA.

5.2     Actual Participation. Subject to the terms of the Plan, the Committee may, from time to time, select in its sole and broad discretion, upon or without the recommendation of officers of the Company, from all Eligible Employees, those to whom Awards will be granted and shall determine the nature and amount of each Award.

Section 6. Options

6.1     Grant of Options. Subject to the terms of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as determined by the Committee.

6.2     Award Agreement. Each Option grant will be evidenced by an Award Agreement that will specify the Option Price, the term and expiration date of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee determines. The Award Agreement also will specify whether the Option is intended to be an ISO or an NQSO.

6.3     Option Price. The Option Price for each grant of an Option will be at least equal to 100% of the Fair Market Value of a Share on the date the Option is granted.

6.4     Duration of Options. Each Option will expire at such time as the Committee determines at the time of grant; provided, however, that no Option will be exercisable later than the tenth anniversary after the date the Option is granted.

6.5     Exercise of Options. Options will vest and be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant; provided, however, that no Option (or portion of an Option) will vest and be exercisable earlier than one year after the date of grant, subject to acceleration of vesting and exercisability, as may be specified by the Committee in its sole discretion in the terms of any Option Award Agreement upon the occurrence of a specified event.

6.6     Payment of Option Price and Delivery of Shares upon Exercise.

  (a)   Options may be exercised by the delivery of a written notice of exercise to SCANA, setting forth the number of Shares with respect to which the Option is to be exercised and accompanied by full payment for the Shares.

  (b)   The Option Price upon exercise of any Option will be payable to SCANA in full either: (i) in cash or its equivalent; (ii) if permitted by the Award Agreement, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price); or (iii) if permitted by the Award Agreement, by a combination of (i) and (ii). The Committee also may allow cashless exercise as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means that the Committee determines to be consistent with the Plan’s purpose and applicable law.

  (c)   Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, SCANA shall deliver to the Participant, in the Participant’s name, certificates evidencing the number of Shares purchased under the Option.

6.7     Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Shares are then listed or traded, and under any blue sky or state securities laws applicable to the Shares.

6.8     Termination of Employment. Each Participant’s Option Award Agreement will set forth the extent to which the Participant will have the right to exercise the Option following the Participant’s Termination of Employment. Such provisions will be determined in the sole discretion of the Committee, will be included in the applicable Award Agreement, need not be uniform among all Options or for all Participants, and may reflect distinctions based on the reasons for the Participant’s Termination of Employment.

6.9     Nontransferability of Options. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant will be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

Section 7. Stock Appreciation Rights

7.1     Grant of SARs.

  (a)   Subject to the terms of the Plan, SARs may be granted to Participants at any time and from time to time as determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SARs. The Committee will have complete discretion in determining the number of Shares underlying SARs granted to each Participant (subject to Section 4) and, consistent with the terms of the Plan, in determining the terms and conditions pertaining to SARs.

  (b)   The grant price of a Freestanding SAR will equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs will equal the Option Price of the related Option.

7.2     Exercise of Tandem SARs.

  (a)   Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

  (b)   Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than 100% of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.3     Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and describes in the applicable Award Agreement; provided, however, that no Freestanding SAR (or portion of a Freestanding SAR) will vest and be exercisable earlier than one year after the date of grant, subject to acceleration of vesting and exercisability, as may be specified by the Committee in its sole discretion in the terms of any SAR Award Agreement upon the occurrence of a specified event.

7.4     SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the grant price, the term of the SAR, and such other terms as the Committee determines.

7.5     Term of SARs. The term of a SAR granted under the Plan will be determined by the Committee, in its sole discretion; provided, however, that such term will not exceed ten years.

7.6     Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying: (a) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination of cash and Shares. The Committee’s determination regarding the form of SAR payout will be set forth in the applicable Award Agreement.

7.7     Termination of Employment. Each Participant’s SAR Award Agreement will set forth the extent to which the Participant will have the right to exercise the SAR following the Participant’s Termination of Employment. Such provisions will be determined in the sole discretion of the Committee, will be included in the applicable Award Agreement, need not be uniform among all SARs or for all Participants, and may reflect distinctions based on the reasons for the Participant’s Termination of Employment.

7.8     Nontransferability of SARs. No SAR may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant will be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

Section 8. Restricted Stock

8.1     Grant of Restricted Stock. Subject to the terms of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts and upon such terms as the Committee determines.

8.2     Restricted Stock Agreement. Each Restricted Stock grant will be evidenced by a Restricted Stock Award Agreement that specifies the Restriction Period, the number of Shares of Restricted Stock granted, and such other terms as the Committee determines.

8.3     Nontransferability. Except as provided in this Section 8, the Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Restriction Period, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant will be available during his or her lifetime only to such Participant (or the Participant’s legal representative) for the Restriction Period.

8.4     Other Restrictions.

  (a)   Subject to Section 10, the Committee will impose such other conditions or restrictions on any Shares of Restricted Stock granted under the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (SCANA, Company-wide, divisional, or individual), time-based restrictions on vesting following the attainment of the performance goals, or restrictions under applicable federal or state securities laws.

  (b)   Notwithstanding the foregoing, Shares of Restricted Stock that will vest no earlier than one year after the date of grant, subject to acceleration of vesting, as may be specified by the Committee in its sole discretion in the terms of any Restricted Stock Award Agreement upon the occurrence of a specified event.

  (c)   The Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to the Shares have been satisfied.

  (d)   Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock Award will become freely transferable by the Participant after the last day of the applicable Restriction Period.

8.5     Voting Rights. Participants holding Shares of Restricted Stock may be granted the right to exercise full voting rights with respect to those Shares during the Restriction Period.

8.6     Dividends and Other Distributions. During the Restriction Period, Participants holding Shares of Restricted Stock may be credited with regular cash dividends with respect to such Shares or the Committee may apply any restrictions to the crediting of dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the crediting of dividends declared with respect to such Restricted Stock, such that the dividends and/or the Restricted Stock maintain eligibility for the Performance-Based Exception. Notwithstanding anything to the contrary in the Plan, dividends accrued on Restricted Stock will be paid only if the Restricted Stock vests.

8.7     Termination of Employment. Each Restricted Stock Award Agreement will set forth the extent to which the Participant will have the right to vest in Restricted Stock following the Participant’s Termination of Employment. Such provisions will be determined in the sole discretion of the Committee, will be included in the applicable Award Agreement, need not be uniform among all Shares of Restricted Stock or for all Participants, and may reflect distinctions based on the reasons for termination; provided, however, that, except in the cases of a Termination of Employment connected with a Change in Control and a Termination of Employment by reason of death or Disability, the vesting of Shares of Restricted Stock that qualify for the Performance-Based Exception and that are held by Covered Employees will occur at the time the vesting otherwise would have, but for the Termination of Employment.

Section 9. Restricted Stock Units

9.1     Grant of RSUs. Subject to the terms of the Plan, the Committee, at any time and from time to time, may grant RSUs to Participants in such amounts and upon such terms as the Committee determines.

9.2     RSU Agreement. Each RSU grant will be evidenced by a Restricted Stock Unit Award Agreement that specifies the Restriction Period, the number of RSUs granted, and such other terms as the Committee determines.

9.3     Value of RSU. Each RSU will have a value that is equal to 100% of the Fair Market Value of a Share on the date of grant.

9.4     Vesting of RSUs. Unless the Award Agreement provides otherwise, RSUs will vest 100% upon the third anniversary of the grant date, subject to the Participant’s continued employment with the Company through the vesting date. Except as otherwise provided in Section 9.5 or as provided in the Participant’s Award Agreement, if the RSUs have not fully vested as of the date of the Participant’s Termination of Employment, the RSUs will be forfeited.

9.5     Termination of Employment Due to Death, Disability, or Retirement. In the event of a Participant’s Termination of Employment on account of the Participant’s death, Disability, or Retirement prior to the date on which the RSUs would otherwise have vested under Section 9.4, the RSUs will vest as of the date set forth in the applicable Award Agreement.

9.6     Form and Timing of Payment of RSUs. Payment of RSUs will be made in a single lump sum cash payment as soon as administratively practicable after the applicable vesting date, and in any event payment will be made by no later than March 15 of the calendar year following the year in which the applicable vesting date occurs. The amount of the payment will be equal to 100% of the Fair Market Value of the RSUs on the vesting date.

9.7     Dividend Equivalents. Each RSU will be credited with an amount equal to the dividends paid on a Share between the grant date of the RSU Award and the date the value of the RSUs is paid to the Participant (if at all). Dividend equivalents will vest, if at all, upon the same terms and conditions governing the vesting of the related RSUs. Payment of the dividend equivalents will be made (if at all) at the same time as payment of the related RSU and will be made without interest or other adjustment. If the RSUs are forfeited, the Participant will have no right to dividend equivalents.

9.8     Nontransferability. RSUs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Section 10. Performance Units and Performance Shares

10.1   Grant of Performance Units/Shares. Subject to the terms of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee determines.

10.2   Value of Performance Units/Shares. Each Performance Unit will have an initial value that the Committee establishes at the time of grant. Each Performance Share will have an initial value equal to 100% of the Fair Market Value of a Share on the date of grant. The Committee will set performance goals in its discretion that, depending on the extent to which they are met, will determine the number and/or value of Performance Units or Performance Shares that will be paid out to the Participant.

10.3   Earning of Performance Units/Shares. Subject to the terms of the Plan, after the applicable Performance Period has ended, the Participant who holds Performance Units or Performance Shares will be entitled to receive payout on the number and value of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. For purposes of this Section 10, the time period during which the performance goals must be met, which period will not be less than one year, will be the “Performance Period.”

10.4   Form and Timing of Payment of Performance Units/Shares.

  (a)   Payment of earned Performance Units and Performance Shares will be made in a single lump sum following the close of the applicable Performance Period, and in any event not later than March 15 of the calendar year following the year in which the Performance Period ends. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units or Performance Shares in the form of cash or in Shares (or in a combination of cash and Shares) that have an aggregate Fair Market Value equal to the value of the earned Performance Units and Performance Shares at the close of the applicable Performance Period. Shares may be granted subject to any restrictions the Committee deems appropriate.

  (b)   At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares that have been earned in connection with grants of Performance Shares that have been earned, but not yet distributed to Participants.

10.5   Termination of Employment Due to Death, Disability or Retirement. In the event of a Participant’s Termination of Employment on account of death, Disability, or Retirement during a Performance Period, the Participant will receive a payout of the Performance Units or Performance Shares, as specified in the Participant’s Award Agreement; provided, however, that with respect to a Participant who incurs a Termination of Employment connected with a Change in Control or on account of Retirement or Disability during a Performance Period, payments will be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

10.6   Termination of Employment for Other Reasons. In the event of a Participant’s Termination of Employment for any reason other than those reasons set forth in Section 10.5, all Performance Units and Performance Shares will be forfeited by the Participant unless determined otherwise by the Committee and set forth in the Participant’s Award Agreement.

10.7   Nontransferability. Performance Units and Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan with respect to Performance Units and Performance Shares will be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

Section 11. Performance Measures

The performance measures to be used for purposes of determining the degree of payout and/or vesting with respect to Awards to Covered Employees that are designed to qualify for the Performance-Based Exception, which may be measured based on the attainment of specific levels of performance at the SCANA level, at a subsidiary level, or at an operating unit level, will be chosen from among the following performance measures:

  (a)   Profits, including operating income, earnings before or after income and/or taxes, net earnings or net income (before or after taxes), net operating profit (before or after taxes), basic or diluted earnings per share (before or after taxes), residual or economic earnings, economic profit, and gross profit or gross profit growth;

  (b)   Cash flow, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), operating cash flow, free cash flow, free cash flow with or without specific capital expenditure targets or range (including or excluding divestments and/or acquisitions), total cash flow, cash flow in excess of cost of capital, residual cash flow, cash flow return on capital, or cash flow return on investments (which equals net cash flow divided by owners’ equity);

  (c)   Return measures, including profits or cash flow return on assets, capital, invested capital, equity, and/or sales, economic value added, and other value added measures;

  (d)   Working capital, including working capital targets, and working capital divided by sales;

  (e)   Profit margins, including profits divided by revenues, gross margins, operating margins, and material margins divided by revenues;

  (f)   Liquidity measures, including debt-to-capital, debt-to-EBITDA, and total debt ratio;

  (g)   Sales growth, gross margin growth, cost initiative and share price metrics, including revenues, revenue growth, gross margin and gross margin growth, material margin and material margin growth, share price, share price appreciation, total shareholder return (including total shareholder return as compared to various stock market indices), sales and administrative costs divided by sales, and sales and administrative costs divided by profits; and

  (h)   Strategic initiative key deliverable metrics, including product development, strategic partnering, research and development, vitality index, market penetration, geographic business expansion goals, cost targets, improvements in capital structure, budget and expense management, productivity ratios, expense targets, operating efficiency, enterprise value, safety record, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals related to acquisitions or divestitures of subsidiaries, affiliates, and joint ventures.

Any one or more of the performance measures may be used on an absolute or relative basis, as the Committee deems appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate.

The Committee shall establish the objective performance goals applicable to Performance Units and Performance Shares, including, to the extent the Committee determines, from among the performance measures set forth in this Section 11, for the earning of Performance Units and Performance Shares based on a Performance Period in writing prior to the beginning of the applicable Performance Period or, to the extent the Award is designed to qualify for the Performance-Based Exception, at such later date as permitted under Section 162(m) of the Code and the applicable regulations and while the outcome of the performance goals are substantially uncertain.

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards that are designed to qualify for the Performance-Based Exception, and that are held by a Covered Employee, may not be adjusted upward (the Committee will retain the discretion to adjust such Awards downward).

In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee will have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that will not qualify for the Performance-Based Exception, the Committee may make such grants to any Eligible Employee (including any Covered Employee) without satisfying the requirements of Code Section 162(m).

In the case of any Award that is granted subject to the condition that a specified performance measure be achieved, no payment under the Award will be made prior to the time that the Committee certifies in writing, by passing a written resolution, that the performance measure has been satisfied. No such certification is required, however, in the case of an Award that is based solely on an increase in the value of a Share from the date the Award was granted.

Section 12. Beneficiary Designation

Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation will revoke all prior designations by the same Participant, will be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death will be paid to the Participant’s estate.

Section 13. Rights of Employees

13.1   Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service in any capacity with the Company at any time, nor confer upon any Participant any right to continue in the employ or service of the Company.

13.2   Participation. No Eligible Employee will have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

Section 14. Change in Control

Notwithstanding any provision of the Plan to the contrary, in the event of a Participant’s Termination of Employment without Cause or for Good Reason during the 24-month period following a Change in Control: (a) all Options and SARs will become immediately exercisable as of the date of such Termination of Employment with respect to 100% of the Shares subject to the Options or SARs, as applicable; (b) with respect to Awards of Restricted Stock and RSUs, the Restriction Period will expire immediately as of the date of such Termination of Employment with respect to 100% of the Shares of Restricted Stock or RSUs, as applicable; and (c) with respect to Awards of Performance Shares and Performance Units, all performance measures or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met as of the date of the Participant’s Termination of Employment.

Section 15. Amendment, Modification and Termination

15.1   Amendment, Modification and Termination. Subject to the terms of the Plan, the Committee may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part for any purpose that the Committee deems appropriate and that is otherwise consistent with Code Section 409A; provided, however, no amendment will, without shareholder approval, (a) increase the total number of Shares that may be issued under the Plan or the maximum awards under the Plan as set forth in Section 4.1; (b) modify the requirements as to eligibility for benefits under the Plan; or (c) reduce the Option Price or grant price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other awards or Options or SARs with an Option Price or grant price, as applicable, that is less than the exercise price of the original Options or SARs.

15.2   Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided, however, that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment will be authorized to the extent that such authority would be inconsistent with the Plan’s meeting the requirements of Code Sections 162(m) and 409A.

15.3   Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 15.2), no termination, amendment, or modification of the Plan will adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

15.4   Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under the Plan to Covered Employees will comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Section 15, make any adjustments it deems appropriate.

Section 16. Withholding

16.1   Tax Withholding. The Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

16.2   Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having SCANA withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections will be irrevocable, made in writing, and signed by the Participant, and will be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Section 17. Indemnification

Each person who is or will have been a member of the Committee, or of the Board, will be indemnified and held harmless by SCANA against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with SCANA’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give SCANA an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such persons may be entitled under SCANA’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that SCANA may have to indemnify them or hold them harmless.

Section 18. Successors

All obligations of SCANA under the Plan with respect to Awards granted under the Plan will be binding on any successor to SCANA.

Section 19. Legal Construction

19.1   Gender and Number. Except where otherwise indicated by the context, any masculine term used in the Plan also will include the feminine; the plural will include the singular and the singular will include the plural.

19.2   Severability. In the event any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.

19.3   Requirements of Law. The granting of Awards and the issuance of Shares under the Plan will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

19.4   Securities Law Compliance. With respect to officers and directors of the Company subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

19.5   Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, will be construed in accordance with and governed by the laws of the State of South Carolina.

Section 20. Code Section 409A

20.1   Although SCANA does not guarantee the particular tax treatment of any Award, Awards granted under the Plan are intended to comply with, or be exempt from, the applicable requirements of Code Section 409A to the extent necessary to avoid adverse tax consequences under Code Section 409A and the Plan and any Award Agreement will be limited, construed and interpreted in accordance with such intent. In no event whatsoever will SCANA or any of its affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant as a result of Code Section 409A or any damages for failing to comply with Code Section 409A.

20.2   Notwithstanding anything in the Plan or in an Award Agreement to the contrary, the following provisions will apply to any Award granted under the Plan that constitutes “nonqualified deferred compensation” under Code Section 409A (a “Section 409A Covered Award”):

  (a)   A Termination of Employment will not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a Participant’s Termination of Employment unless that termination is also a “separation from service” within the meaning of Code Section 409A and, for purposes of any such provision of the Section 409A Covered Award, references to a “Termination of Employment,” “termination,” “termination of employment” or like terms will mean “separation from service.”

  (b)   If the Participant is deemed on the date of the Participant’s Termination of Employment to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B) and identified in accordance with procedures adopted by the Committee that reflect the requirements of Code Section 409A(a)(2)(B) and applicable guidance thereunder, then with regard to any such payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Code Section 409A(a)(2)(B), such payment will not be made prior to the earlier of (a) the expiration of the six-month period measured from the date of the Participant’s separation from service, and (b) the date of the Participant’s death. All payments delayed pursuant to this paragraph will be paid to the Participant on the first day of the seventh month following the date of the Participant’s separation from service or, if earlier, on the date of the Participant’s death.

  (c)   If a Change in Control constitutes a payment event with respect to any Section 409A Covered Award, the transaction or event described in Section 2.6 will constitute a Change in Control for purposes of the payment timing of the Section 409A Covered Award only if the transaction also constitutes a “change in control event,” as defined in Treasury Regulations Section 1.409A-3(i)(5).

FINANCIAL APPENDIX

Index to Annual Financial Statements, Management’s Discussion and Analysis and Related Annual Report Information:

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Statements included in this Financial Appendix (or elsewhere herein) which are not statements of historical fact are intended to be, and are hereby identified as, “forward-looking statements” for purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements concerning key earnings drivers, customer growth, environmental regulations and expenditures, leverage ratio, projections for pension fund contributions, financing activities, access to sources of capital, impacts of the adoption of new accounting rules and estimated construction and other expenditures. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expects,” “forecasts,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” or “continue” or the negative of these terms or other similar terminology. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following:

(1)	the information is of a preliminary nature and may be subject to further and/or continuing review and adjustment;
(2)	legislative and regulatory actions, particularly changes in rate regulation, regulations governing electric grid reliability and pipeline integrity, environmental regulations, and actions affecting the construction of new nuclear units;
(3)	current and future litigation;
(4)	changes in the economy, especially in areas served by subsidiaries of SCANA;
(5)	the impact of competition from other energy suppliers, including competition from alternate fuels in industrial markets;
(6)	the impact of conservation and demand side management efforts and/or technological advances on customer usage;
(7)	the loss of sales to distributed generation, such as solar photovoltaic systems;
(8)	growth opportunities for SCANA’s regulated and diversified subsidiaries;
(9)	the results of short- and long-term financing efforts, including prospects for obtaining access to capital markets and other sources of liquidity;
(10)	the effects of weather, especially in areas where the generation and transmission facilities of SCANA and its subsidiaries (the Company) are located and in areas served by SCANA’s subsidiaries;
(11)	changes in SCANA’s or its subsidiaries’ accounting rules and accounting policies;
(12)	payment and performance by counterparties and customers as contracted and when due;
(13)	the results of efforts to license, site, construct and finance facilities for electric generation and transmission, including nuclear generating facilities, and the results of efforts to operate its electric and gas systems and assets in accordance with acceptable performance standards;
(14)	maintaining creditworthy joint owners for SCE&G’s new nuclear generation project;
(15)	the ability of suppliers, both domestic and international, to timely provide the labor, secure processes, components, parts, tools, equipment and other supplies needed, at agreed upon quality and prices, for our construction program, operations and maintenance;
(16)	the results of efforts to ensure the physical and cyber security of key assets and processes;
(17)	the availability of fuels such as coal, natural gas and enriched uranium used to produce electricity; the availability of purchased power and natural gas for distribution; the level and volatility of future market prices for such fuels and purchased power; and the ability to recover the costs for such fuels and purchased power;
(18)	the availability of skilled and experienced human resources to properly manage, operate, and grow the Company’s businesses;
(19)	labor disputes;
(20)	performance of SCANA’s pension plan assets;
(21)	changes in taxes and tax credits, including production tax credits for new nuclear units;
(22)	inflation or deflation;
(23)	compliance with regulations;
(24)	natural disasters and man-made mishaps that directly affect our operations or the regulations governing them; and
(25)	the other risks and uncertainties described from time to time in the reports filed by SCANA or its subsidiaries with the SEC.

SCANA disclaims any obligation to update any forward-looking statements.

DEFINITIONS

Abbreviations used in this Financial Appendix have the meanings set forth below unless the context requires otherwise:

TERM	MEANING
AFC	Allowance for Funds Used During Construction
ANI	American Nuclear Insurers
AOCI	Accumulated Other Comprehensive Income
ARO	Asset Retirement Obligation
BACT	Best Available Control Technology
BLRA	Base Load Review Act
CAA	Clean Air Act, as amended
CAIR	Clean Air Interstate Rule
CCR	Coal Combustion Residuals
CEO	Chief Executive Officer
CFO	Chief Financial Officer
CFTC	Commodity Futures Trading Commission
CERCLA	Comprehensive Environmental Response, Compensation and Liability Act
CGT	Carolina Gas Transmission Corporation
COL	Combined Construction and Operating License
Company	SCANA, together with its consolidated subsidiaries
Consortium	A consortium consisting of Westinghouse Electric Company LLC and CB&I Stone and Webster, Inc., a subsidiary of Chicago Bridge & Iron Company N. V.
Court of Appeals	United States Court of Appeals for the District of Columbia
CSAPR	Cross-State Air Pollution Rule
CUT	Customer Usage Tracker
CWA	Clean Water Act
DHEC	South Carolina Department of Health and Environmental Control
Dodd-Frank	Dodd-Frank Wall Street Reform and Consumer Protection Act
DOE	United States Department of Energy
DOJ	United States Department of Justice
DOT	United States Department of Transportation
DSM Programs	Demand Side Management Programs
ELG Rule	New federal effluent limitation guidelines for steam electric generating units
Energy Marketing	The divisions of SEMI, excluding SCANA Energy
EPA	United States Environmental Protection Agency
EPC Contract	Engineering, Procurement and Construction Agreement dated May 23, 2008
eWNA	Pilot Electric WNA
FERC	United States Federal Energy Regulatory Commission
Fuel Company	South Carolina Fuel Company, Inc.
GENCO	South Carolina Generating Company, Inc.
GHG	Greenhouse Gas
GPSC	Georgia Public Service Commission
GWh	Gigawatt hour
IRP	Integrated Resource Plan
IRS	United States Internal Revenue Service
kWh	Kilowatt-hour
Level 1	A fair value measurement using unadjusted quoted prices in active markets for identical assets or liabilities
Level 2	A fair value measurement using observable inputs other than those for Level 1, including quoted prices for similar (not identical) assets or liabilities or inputs that are derived from observable market data by correlation or other means
Level 3	A fair value measurement using unobservable inputs, including situations where there is little, if any, market activity for the asset or liability

TERM	MEANING
LOC	Lines of Credit
LTECP	SCANA Long-Term Equity Compensation Plan
MATS	Mercury and Air Toxics Standards
MGP	Manufactured Gas Plant
MMBTU	Million British Thermal Units
MW	Megawatt
NAAQS	National Ambient Air Quality Standard
NASDAQ	The NASDAQ Stock Market, Inc.
NCUC	North Carolina Utilities Commission
NEIL	Nuclear Electric Insurance Limited
New Units	Nuclear Units 2 and 3 under construction at Summer Station
NPDES	National Permit Discharge Elimination System
NRC	United States Nuclear Regulatory Commission
NSPS	New Source Performance Standards
NSR	New Source Review
Nuclear Waste Act	Nuclear Waste Policy Act of 1982
NYMEX	New York Mercantile Exchange
NYSE	The New York Stock Exchange
OCI	Other Comprehensive Income
ORS	South Carolina Office of Regulatory Staff
PGA	Purchased Gas Adjustment
PHMSA	United States Pipeline Hazardous Materials Safety Administration
Ppm	Parts per million
Price-Anderson	Price-Anderson Indemnification Act
PSNC Energy	Public Service Company of North Carolina, Incorporated
RSA	Natural Gas Rate Stabilization Act
Santee Cooper	South Carolina Public Service Authority
SCANA	SCANA Corporation, the parent company
SCANA Energy	A division of SEMI which markets natural gas in Georgia
SCE&G	South Carolina Electric & Gas Company
SCEUC	South Carolina Energy Users Committee
SCI	SCANA Communications, Inc.
SCPSC	Public Service Commission of South Carolina
SEC	United States Securities and Exchange Commission
SEMI	SCANA Energy Marketing, Inc.
Southern Natural	Southern Natural Gas Company
Spirit Communications	SCTG, LLC (a wholly owned subsidiary of SCTG, LLC) d/b/a Spirit Communications
Summer Station	V. C. Summer Nuclear Station
Transco	Transcontinental Gas Pipeline Corporation
TSR	Total Shareholder Return
WNA	Weather Normalization Adjustment

SELECTED FINANCIAL AND OTHER STATISTICAL DATA

As of or for the Year Ended December 31,	2014	2013	2012	2011	2010

	(Millions of dollars, except statistics and per share amounts)
Statement of Income Data
Operating Revenues	$4,951	$4,495	$4,176	$4,409	$4,601
Operating Income	$1,007	$910	$859	$813	$768
Net Income	$538	$471	$420	$387	$376
Common Stock Data
Weighted Average Common Shares Outstanding (Millions)	141.9	138.7	131.1	128.8	125.7
Basic Earnings Per Share	$3.79	$3.40	$3.20	$3.01	$2.99
Diluted Earnings Per Share	$3.79	$3.39	$3.15	$2.97	$2.98
Dividends Declared Per Share of Common Stock	$2.10	$2.03	$1.98	$1.94	$1.90
Balance Sheet Data
Utility Plant, Net	$12,232	$11,643	$10,896	$10,047	$9,662
Total Assets	$16,852	$15,164	$14,616	$13,534	$12,968
Total Equity	$4,987	$4,664	$4,154	$3,889	$3,702
Short-term and Long-term Debt	$6,615	$5,825	$5,744	$5,306	$4,909
Other Statistics
Electric:
Customers (Year-End)	687,800	678,273	669,966	664,196	660,580
Total sales (Million kWh)	23,319	22,313	23,879	24,188	24,884
Generating capability-Net MW (Year-End)	5,237	5,237	5,533	5,642	5,645
Territorial peak demand-Net MW	4,853	4,574	4,761	4,885	4,735
Regulated Gas:
Customers, excluding transportation (Year-End)	859,186	837,232	818,983	803,644	794,841
Sales, excluding transportation (Thousand Therms)	973,907	921,533	798,978	812,416	931,879
Transportation customers (Year-End)	485	496	499	492	491
Transportation volumes (Thousand Therms)	1,786,897	1,729,399	1,559,542	1,585,202	1,546,234
Retail Gas Marketing:
Retail customers (Year-End)	459,235	454,104	449,144	455,258	464,123
Firm customer deliveries (Thousand Therms)	425,946	382,728	310,442	341,554	402,583
Nonregulated interruptible customer deliveries (Thousand Therms)	1,988,570	1,928,266	1,981,085	1,845,327	1,728,161

SCANA’S BUSINESS

SCANA is a South Carolina corporation created in 1984 as a holding company. SCANA and its subsidiaries had full-time, permanent employees as of February 20, 2015 and 2014 of 5,886 and 5,989, respectively. SCANA does not directly own or operate any significant physical properties, but it holds directly all of the capital stock of its subsidiaries, except as described below, each of which is incorporated in South Carolina.

Regulated Utilities

SCE&G is engaged in the generation, transmission, distribution and sale of electricity to approximately 688,000 customers and the purchase, sale and transportation of natural gas to approximately 338,000 customers (each as of December 31, 2014). SCE&G’s business experiences seasonal fluctuations, with generally higher sales of electricity during the summer and winter months because of air conditioning and heating requirements, and generally higher sales of natural gas during the winter months due to heating requirements. SCE&G’s electric service territory extends into 24 counties covering nearly 17,000 square miles in the central, southern and southwestern portions of South Carolina. The service area for natural gas encompasses all or part of 36 counties in South Carolina and covers approximately 23,000 square miles. More than 3.3 million persons live in the counties where SCE&G conducts its business. Resale customers include municipalities, electric cooperatives, other investor-owned utilities, registered marketers and federal and state electric agencies. Predominant industries served by SCE&G include chemicals, educational services, paper products, food products, lumber and wood products, health services, textile manufacturing, rubber and miscellaneous plastic products and fabricated metal products.

GENCO owns A.M. Williams Generating Station and sells electricity, pursuant to a FERC-approved tariff, solely to SCE&G under the terms of a power purchase agreement and related operating agreement. Fuel Company acquires, owns and provides financing for SCE&G’s nuclear fuel, certain fossil fuels and emission allowances.

PSNC Energy purchases, sells and transports natural gas to approximately 521,000 residential, commercial and industrial customers (as of December 31, 2014). PSNC Energy serves 28 franchised counties covering approximately 12,000 square miles in North Carolina. The predominant industries served by PSNC Energy include educational services, food products, health services, automotive, chemicals, non-woven textiles, electrical generation and construction.

CGT operates as an open access, transportation-only interstate pipeline company regulated by FERC. CGT operates in southeastern Georgia and in South Carolina and has interconnections with Southern Natural at Port Wentworth, Georgia and with Southern LNG, Inc. at Elba Island, near Savannah, Georgia. CGT also has interconnections with Southern Natural in Aiken County, South Carolina, and with Transco in Cherokee and Spartanburg counties, South Carolina. CGT’s customers include SCE&G (which uses natural gas for electricity generation and for gas distribution to retail customers), SEMI (which markets natural gas to industrial and sale for resale customers, primarily in the Southeast), municipalities, county gas authorities, federal and state agencies, marketers, power generators and industrial customers primarily engaged in the manufacturing or processing of ceramics, paper, metal, and textiles. In December 2014, SCANA announced that CGT would be sold to Dominion Resources, Inc. The sale closed at the end of January 2015.

Nonregulated Businesses

SEMI markets natural gas primarily in the southeast and provides energy-related services. SCANA Energy, a division of SEMI, sells natural gas to approximately 459,000 customers (as of December 31, 2014, and includes approximately 66,000 customers in its regulated division) in Georgia’s natural gas market. SCANA Energy’s total customer base represents an approximately 30% share of the approximately 1.6 million customers in Georgia’s deregulated natural gas market. SCANA Energy remains the second largest natural gas marketer in Georgia.

SCI owns and operates a fiber optic telecommunications network, ethernet network and data center facilities in South Carolina, and through a joint venture, SCI has an additional interest in fiber in South Carolina, North Carolina and Georgia. SCI also provides tower site construction, management and rental services and sells towers in South Carolina, North Carolina and Tennessee. SCI leases fiber optic capacity, data center space and tower space to certain affiliates at market rates. In December 2014, SCANA announced that SCI would be sold to Spirit Communications. The sale closed in February 2015.

SCANA Services, Inc. provides primarily administrative and management services to SCANA’s other subsidiaries.

In addition, SCANA owns two insignificant energy-related companies that are being liquidated.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

SCANA, through its wholly-owned regulated subsidiaries, is primarily engaged in the generation, transmission, distribution and sale of electricity in South Carolina and in the purchase, transmission and sale of natural gas in North Carolina and South Carolina. Through other wholly-owned nonregulated subsidiaries, SCANA markets natural gas to retail customers in Georgia and to wholesale customers primarily in the southeast, and also provides fiber optic and other telecommunications services. A service company subsidiary of SCANA provides primarily administrative and management services to SCANA and its subsidiaries.

In December 2014 SCANA entered into agreements to sell its interstate natural gas pipeline and telecommunications subsidiaries. These sales closed in the first quarter of 2015. See Note 13 to the consolidated financial statements.

The following map indicates areas where the Company’s significant business segments conduct their activities, as further described in this overview section.

The following percentages reflect net income earned by the Company’s regulated and nonregulated businesses (including the holding company) and the percentage of total assets held by them.

	2014	2013	2012
Net Income
Regulated	98%	97%	99%
Nonregulated	2%	3%	1%

Assets
Regulated	95%	95%	95%
Nonregulated	5%	5%	5%

Key Earnings Drivers and Outlook

During 2014, economic growth continued to improve in the southeast. Significant industrial announcements were made in the Company’s South Carolina and North Carolina service territories during the year, and announcements made in previous years began to materialize. In addition, the Port of Charleston continues to see increased traffic, with container volume up 12% over 2013. The Company also experienced positive residential and commercial customer growth rates in its regulated businesses and steady unemployment rates for areas served by the Company.

Over the next five years, key earnings drivers for the Company will be additions to rate base at its regulated subsidiaries, consisting primarily of capital expenditures for new generating capacity, environmental facilities and system expansion. Other factors that will impact future earnings growth include the regulatory environment, customer growth and usage in each of the regulated utility businesses, earnings in the natural gas marketing business in Georgia and the level of growth of operation and maintenance expenses and taxes.

Electric Operations

SCE&G’s electric operations primarily generates electricity and provides for its transmission, distribution and sale to approximately 688,000 customers (as of December 31, 2014) in portions of South Carolina in an area covering nearly 17,000 square miles. GENCO owns a coal-fired generating station and sells electricity solely to SCE&G. Fuel Company acquires, owns, provides financing for and sells at cost to SCE&G nuclear fuel, certain fossil fuels and emission and other environmental allowances.

Operating results are primarily driven by customer demand for electricity, rates allowed to be charged to customers and the ability to control growth in costs. Demand for electricity is primarily affected by weather, customer growth and the economy. SCE&G is able to recover the cost of fuel used in electric generation through retail customers’ bills, but increases in fuel costs affect electric prices and, therefore, the competitive position of electricity against other energy sources.

Embedded in the rates charged to customers is an allowed regulatory return on equity. SCE&G’s allowed return on equity in 2014 was 10.25% for non-BLRA rate base, and 11.0% for BLRA-related rate base. To prevent the need for a non-BLRA base rate increase during years of peak nuclear construction, SCE&G has a stated goal of earning a return on equity of 9% or higher. For the year ended December 31, 2014, SCE&G’s earned return on equity related to non-BLRA rate base was approximately 10%.

New Nuclear Construction

SCE&G, on behalf of itself and as agent for Santee Cooper, has contracted with the Consortium for the design and construction of two 1,250 MW (1,117 MW, net) nuclear generation units, which SCE&G will jointly own with Santee Cooper. SCE&G’s current ownership share in the New Units is 55%, and under an agreement signed in January 2014, SCE&G has agreed to acquire an additional 5% ownership in increments coinciding with the commercial operation date of Unit 2 and the first and second anniversaries thereof. The purchase of this additional 5% ownership is expected to be funded by increased cash flows resulting from tax deductibility of depreciation associated with the commercial operation of the New Units.

The construction of the New Units and SCE&G’s related recovery of financing costs through rates is subject to review and approval by the SCPSC as provided for in the BLRA. As of December 31, 2014, SCE&G’s investment in the New Units totaled $2.7 billion, for which the financing costs on $2.425 billion have been reflected in rates under the BLRA.

The substantial completion dates currently approved by the SCPSC for Units 2 and 3 are March 15, 2017 and May 15, 2018, with an approved 18-month contingency period beyond each of these dates, and for each of the 146 milestones in the schedule.

During the fourth quarter of 2013, the Consortium began a full re-baselining of the Unit 2 and Unit 3 construction schedules to incorporate a more detailed evaluation of the engineering and procurement activities necessary to accomplish the schedules and to provide a detailed reassessment of the impact of the revised Unit 2 and Unit 3 schedules on engineering and design resource allocations, procurement, construction work crew efficiencies, and other items. The intended result will be a revised fully integrated project schedule with timing of specific construction activities along with detailed information on budget, cost and cash flow requirements. While this detailed re-baselining of construction schedules has not been completed, in August 2014, SCE&G received preliminary information in which the Consortium has indicated that the substantial completion of Unit 2 was expected to occur in late 2018 or the first half of 2019 and that the substantial completion of Unit 3 may be approximately 12 months later.

During the third quarter of 2014, the Consortium also provided preliminary cost estimates for Units 2 and 3, principally related to delays for non-firm and non-fixed scopes of work to achieve a late 2018 substantial completion date for Unit 2 and a substantial completion date for Unit 3 approximately 12 months later. SCE&G’s 55% portion of this preliminary estimate is approximately $660 million, excluding any owner’s cost amounts associated with the delays, which could be $10 million per month for delays beyond the current SCPSC-approved substantial completion dates. This figure is presented in 2007 dollars and would be subject to escalation, which could be material. Further, this figure does not reflect consideration of the liquidated damages provisions of the EPC Contract which would partly mitigate any such delay-related costs. The Consortium’s preliminary schedule and the cost estimate information have not been accepted by SCE&G and are under review, and SCE&G cannot predict when a revised schedule and cost estimate will be resolved with the Consortium.

Since receiving the August 2014 preliminary information, SCE&G has worked with Consortium executive management to evaluate this information. Based upon this evaluation, the Consortium now indicates that the substantial completion date of Unit 2 is expected to occur by June 2019 and that the substantial completion date of Unit 3 may be approximately 12 months later. SCE&G has not, however, accepted the Consortium’s contention that the new substantial completion dates are made necessary by delays that are excusable under the EPC Contract. SCE&G is continuing discussions with Consortium executive management in order to identify potential mitigation strategies to possibly accelerate the substantial completion date of Unit 2 to a time earlier in the first half of 2019 or to the end of 2018, with Unit 3 following approximately 12 months later.

As discussed above, the milestone schedule approved by the SCPSC in November 2012 provides for 146 milestone dates, each of which is subject to an 18-month schedule contingency. As of December 31, 2014, 101 milestones have been completed. Three of the remaining milestones have not been or will not be completed within their 18-month contingency periods, and it is anticipated that the completion dates for a number of the other remaining milestone dates will also extend beyond their contingency periods. Further, capital costs (in 2007 dollars) and gross construction cost estimates (including escalation and AFC) are now projected to exceed amounts currently approved by the SCPSC of $4.548 billion and $5.755 billion, respectively. As such, in 2015 SCE&G, as provided for under the BLRA, expects to petition the SCPSC for an order to update the BLRA milestone schedule based on revised substantial completion dates for Units 2 and 3 of June 2019 and June 2020, respectively. In addition, that petition is expected to include certain updated owner’s costs and other capital costs, including amounts within the Consortium’s preliminary cost estimate which may be the subject of dispute. As such, the petition is not expected to reflect the resolution of the above described negotiations. The BLRA provides that the SCPSC shall grant the petition for modification if the record justifies a finding that the change is not the result of imprudence by SCE&G.

In August 2014, the IRS notified SCE&G that, subject to a national megawatt capacity limitation, the electricity to be produced by each of the New Units (advanced nuclear units, as defined) would qualify for nuclear production tax credits under Section 45J of the Internal Revenue Code to the extent that such New Unit is operational before January 1, 2021 and other eligibility requirements are met. Based on the above substantial completion dates provided by the Consortium of June 2019 and June 2020 for Units 2 and 3, respectively, both New Units are expected to be operational and to qualify for the nuclear production tax credits; however, further delays in the schedule or changes in tax law could impact such conclusions. To the extent that production tax credits are realized, their benefits are expected to be provided directly to SCE&G’s electric customers as so realized.

For additional information on these and other matters, see New Nuclear Construction Matters herein and Note 2 and Note 10 to the consolidated financial statements.

Environmental

EPA regulations have a significant impact on the Company’s electric operations. In 2014, several regulations were proposed or became final, including the following:

•

A revised carbon standard for new power plants was proposed on January 8, 2014, which requires all new fossil fuel-fired power plants to meet the carbon dioxide emissions profile of a combined cycle natural gas plant. This rule effectively prevents construction of new coal-fired plants without carbon capture and sequestration capabilities.

•

The Clean Power Plan released on June 2, 2014 would regulate carbon dioxide emissions from existing units. This proposed rule includes state-specific goals for carbon dioxide emissions, as well as guidelines for states to follow in developing SIPs to achieve those goals. Though it may be revised before becoming final in June 2015, the proposal gives states from one to three years from the date of any final rule to issue SIPs. The SIPs will ultimately define the specific compliance methodology that will be applied to existing units in that state.

•

The CWA provides for the imposition of effluent limitations that require treatment for wastewater discharges. Under the CWA, compliance with applicable limitations is achieved in connection with the renewal (every five years) of state-issued NPDES permits. The ELG Rule is expected to be finalized by September 30, 2015.

•

A final rule became effective October 14, 2014 that modifies requirements for existing cooling water intake structures. The Company is conducting studies and is developing or implementing compliance plans for this rule. Congress is also expected to consider further amendments to the CWA, and such legislation may include toxicity-based standards, among other things.

•

On November 26, 2014 the EPA announced a proposed tightening of current NAAQS ozone standards from .075 ppm to a range between .065 and .070 ppm, and that it will take comments on a standard as low as .060 ppm. A final rule is expected in October 2015.

•

New federal regulations affecting the management and disposal of CCRs were issued on December 19, 2014 and are expected to take effect in 2015. Under these regulations, CCRs will not be regulated as hazardous waste. These regulations do impose certain requirements on ash storage ponds at SCE&G’s and GENCO’s generating facilities. SCE&G and GENCO have already closed or have begun the process of closure of all of their ash storage ponds.

The above environmental initiatives and similar issues are described in Environmental Matters herein and in Note 10 to the consolidated financial statements. Unless otherwise noted, the Company cannot predict when regulatory rules or legislative requirements for any of these initiatives will become final, if at all, or what conditions they may impose on the Company, if any. The Company believes that any additional costs imposed by such regulations would be recoverable through rates.

Gas Distribution

The local distribution operations of SCE&G and PSNC Energy purchase, transport and sell natural gas to approximately 859,000 retail customers (as of December 31, 2014) in portions of South Carolina and North Carolina in areas covering 34,600 square miles. Operating results for gas distribution are primarily influenced by customer demand for natural gas, rates allowed to be charged to customers and the ability to control growth in costs. Embedded in the rates charged to customers is an allowed regulatory return on equity of 10.25% for SCE&G and 10.60% for PSNC Energy.

Demand for natural gas is primarily affected by weather, customer growth, the economy and the availability and price of alternate fuels. Natural gas competes with electricity, propane and heating oil to serve the heating and, to a lesser extent, other household energy needs of residential and small commercial customers. This competition is generally based on price and convenience. Large commercial and industrial customers often have the ability to switch from natural gas to an alternate fuel, such as propane or fuel oil. Natural gas competes with these alternate fuels based on price. As a result, any significant disparity between supply and demand, either of natural gas or of alternate fuels, and due either to production or delivery disruptions or other factors, will affect price and will impact the Company’s ability to retain large commercial and industrial customers.

The production of shale gas in the United States continues to keep prices for this commodity at historic lows, and such prices are expected to continue at such levels for the foreseeable future. The supply of natural gas from the Marcellus and Utica shale basins in West Virginia, Pennsylvania and Ohio has prompted companies unaffiliated with SCANA to propose a 550-mile pipeline that would bring natural gas from these basins to Virginia and North Carolina. If successful, the completed pipeline should drive economic development along its path, including areas within PSNC Energy’s service territory, and should serve to keep natural gas competitively priced in the region.

Retail Gas Marketing

SCANA Energy, a division of SEMI, sells natural gas to approximately 459,000 customers (as of December 31, 2014) throughout Georgia. SCANA Energy’s total customer base represents approximately 30% of the customers in

Georgia’s deregulated natural gas market. This market is mature, resulting in lower margins and stiff competition. Competitors include affiliates of large energy companies as well as electric membership cooperatives, among others. SCANA Energy’s ability to maintain its market share primarily depends on the prices it charges customers relative to the prices charged by its competitors and its ability to provide high levels of customer service. In addition, SCANA Energy’s operating results are highly sensitive to weather.

Approximately 66,000 of SCANA Energy’s customers (as of December 31, 2014) are low-income or are unable to obtain natural gas service from other marketers. As Georgia’s regulated provider, SCANA Energy provides service to these customers at rates approved by the GPSC and receives funding from Georgia’s Universal Service Fund to offset some of the resulting bad debt. SCANA Energy files financial and other information periodically with the GPSC, and such information is available at www.psc.state.ga.us (which is not intended as an active hyperlink; the information on the GPSC website is not part of this or any other report filed by the Company with the SEC).

SCANA Energy and certain of SCANA’s other natural gas distribution and marketing segments maintain gas inventory and utilize forward contracts and other financial instruments, including commodity swaps and futures contracts, to manage exposure to fluctuating commodity natural gas prices. See Note 6 to the consolidated financial statements. As a part of this risk management process, at any given time, a portion of SCANA’s projected natural gas needs has been purchased or placed under contract.

Energy Marketing

The divisions of SEMI, excluding SCANA Energy, market natural gas primarily in the southeast and provide energy-related services to customers. Operating results for energy marketing are primarily influenced by customer demand for natural gas and the ability to control growth of costs. The price of alternate fuels and customer growth significantly affect demand for natural gas. In addition, certain pipeline capacity available for Energy Marketing to serve industrial and other customers is dependent upon the market share held by SCANA Energy in the retail market.

RESULTS OF OPERATIONS

	2014	2013	2012
Basic earnings per share	$3.79	$3.40	$3.20
Diluted earnings per share	$3.79	$3.39	$3.15
Cash dividends declared (per share)	$2.10	$2.03	$1.98

2014 vs 2013	Basic earnings per share increased primarily due to the effects of weather, customer growth and base rate increases under the BLRA. Higher electric and gas margins were partially offset by higher operation and maintenance expenses, higher depreciation expense, higher property taxes, dilution from additional shares outstanding and higher interest expense, as further described below.

2013 vs 2012	Basic earnings per share increased due to higher electric and gas margins. These margin increases were partially offset by higher operation and maintenance expenses, higher depreciation expense, higher property taxes, dilution from additional shares outstanding and higher interest expense, as further described below.

Diluted earnings per share figures give effect to dilutive potential common stock using the treasury stock method. See Note 1 to the consolidated financial statements.

On February 19, 2015, SCANA declared a quarterly cash dividend on its common stock of $.545 per share.

As further discussed in Note 13 to the consolidated financial statements, in December 2014 SCANA announced that it would sell CGT and SCI. These sales closed in January and February 2015, respectively. In aggregate, these subsidiaries contributed basic earnings per share of $.14 in 2014, $.15 in 2013 and $.18 in 2012.

Electric Operations

Electric Operations is comprised of the electric operations of SCE&G, GENCO and Fuel Company. Electric operations sales margin (including transactions with affiliates) was as follows:

Millions of dollars	2014	Change	2013	Change	2012
Operating revenues	$2,629.4	8.2%	$2,430.5	(0.9)%	$2,453.1
Less: Fuel used in electric generation	799.3	6.4%	751.0	(11.0)%	844.2
Purchased power	80.7	87.7%	43.0	53.0%	28.1

Margin	$1,749.4	6.9%	$1,636.5	3.5%	$1,580.8

2014 vs 2013	Electric margin increased due to the effects of weather of $43.5 million, base rate increases under the BLRA of $54.1 million and customer growth of $14.7 million. These margin increases were partially offset by $69.0 million of downward adjustments to electric revenues in 2014 pursuant to SCPSC orders related to fuel cost recovery and SCE&G’s DSM Programs. In 2013, pursuant to SCPSC orders, electric revenues were adjusted downward by $50.1 million related to fuel cost recovery and the reversal of undercollected amounts related to the Company’s pilot eWNA program (eWNA was discontinued effective with the first billing cycle of 2014). Such adjustments are fully offset by the recognition within other income of gains realized upon the late 2013 settlement of certain derivative interest rate contracts and the application, as a reduction to operation and maintenance expenses, of a portion of SCE&G’s storm damage reserve, both of which had been deferred in regulatory accounts. See Note 2 to the consolidated financial statements.

2013 vs 2012	Margin increased primarily due to base rate increases under the BLRA of $54.2 million and higher electric base rates of $67.3 million approved in the December 2012 rate order. Additionally, pursuant to accounting orders of the SCPSC, 2013’s electric margin reflects downward adjustments of $50.1 million to revenue. Such adjustments are fully offset by the recognition within other income of gains realized upon the settlement of certain derivative interest rate contracts, which had been deferred as regulatory liabilities. See Note 2 to the consolidated financial statements.

Sales volumes (in GWh) related to the electric margin above, by class, were as follows:

Classification	2014	Change	2013	Change	2012
Residential	8,156	7.7%	7,571	—	7,571
Commercial	7,371	2.3%	7,205	(1.2)%	7,291
Industrial	6,234	3.9%	6,000	2.8%	5,836
Other	600	3.3%	581	(0.9)%	586

Total retail sales	22,361	4.7%	21,357	0.3%	21,284
Wholesale	958	0.3%	955	(63.2)%	2,595

Total Sales	23,319	4.5%	22,312	(6.6)%	23,879

2014 vs 2013	Retail sales volumes increased primarily due to the effects of weather and customer growth.

2013 vs 2012	Retail sales volume increased primarily due to customer growth and the effects of weather, partially offset by lower average use. The decrease in wholesale sales is primarily due to the expiration of two customer contracts.

Gas Distribution

Gas Distribution is comprised of the local distribution operations of SCE&G and PSNC Energy. Gas Distribution sales margin (including transactions with affiliates) was as follows:

Millions of dollars	2014	Change	2013	Change	2012
Operating revenues	$1,014.0	7.6%	$942.6	23.2%	$765.0
Less: Gas purchased for resale	592.5	10.8%	534.9	42.8%	374.6

Margin	$421.5	3.4%	$407.7	4.4%	$390.4

2014 vs 2013	Margin increased primarily due to weather, residential and commercial customer growth of $9.1 million and increased average usage at SCE&G of $2.5 million.

2013 vs 2012	Margin increased primarily due to the SCPSC-approved increase in base rates under the RSA which became effective with the first billing cycle of November 2012, as well as residential and commercial customer growth and increased industrial usage.

Sales volumes (in MMBTU) by class, including transportation gas, were as follows:

Classification (in thousands)	2014	Change	2013	Change	2012
Residential	46,207	12.0%	41,268	24.4%	33,161
Commercial	30,701	8.9%	28,181	12.7%	25,001
Industrial	20,343	(8.9)%	22,319	4.6%	21,340
Transportation gas	45,506	7.8%	42,221	9.0%	38,736

Total	142,757	6.5%	133,989	13.3%	118,238

2014 vs 2013	Total sales volumes increased primarily due to weather and residential and commercial customer growth. Industrial sales volumes decreased primarily due to weather related curtailments and a customer switching to an alternative fuel source. Transportation sales increased due to an increase in natural gas fired generation, partially offset by curtailments.

2013 vs 2012	Total sales volumes increased primarily due to customer growth, increased industrial usage and the effects of weather.

Retail Gas Marketing

Retail Gas Marketing is comprised of SCANA Energy, which operates in Georgia’s natural gas market. Retail Gas Marketing operating revenues and net income were as follows:

Millions of dollars	2014	Change	2013	Change	2012
Operating revenues	$514.9	10.7%	$465.2	12.8%	$412.5
Net Income	25.9	8.8%	23.8	*	10.5

*	Greater than 100%

2014 vs 2013	Changes in operating revenues and net income are due to higher demand in 2014 primarily as a result of weather.

2013 vs 2012	Changes in operating revenues and net income are due to higher demand in 2013 primarily as a result of milder weather in 2012.

Energy Marketing

Energy Marketing is comprised of the Company’s nonregulated marketing operations, excluding SCANA Energy. Energy Marketing operating revenues and net income were as follows:

Millions of dollars	2014	Change	2013	Change	2012
Operating revenues	$981.5	19.9%	$818.5	22.3%	$669.0
Net Income	5.1	(16.4)%	6.1	13.0%	5.4

2014 vs 2013	Operating revenues increased due to higher industrial sales volume and higher market prices. Net income decreased due to higher cost to serve customers during periods of pipeline constraints.

2013 vs 2012	Operating revenues and net income increased due to higher industrial sales volume and higher market prices.

Other Operating Expenses

Other operating expenses were as follows:

Millions of dollars	2014	Change	2013	Change	2012
Other operation and maintenance	$728.3	2.9%	$707.5	2.6%	$689.3
Depreciation and amortization	383.7	1.5%	378.1	6.2%	356.1
Other taxes	228.8	4.1%	219.7	6.1%	207.1

2014 vs 2013	Other operation and maintenance expenses increased primarily due to higher electric operating expenses of $8.9 million, DSM Programs cost amortization of $2.1 million, higher labor expense of $3.5 million which includes incentive compensation and lower pension costs, storm expenses of $1.1 million and other general expenses of $1.9 million. Depreciation and amortization expense increased due to net plant additions. Other taxes increased primarily due to higher property taxes.

2013 vs 2012	Other operation and maintenance expenses increased by $16.7 million due to incremental expenses associated with the December 2012 SCPSC rate order and by $5.7 million due to higher electric generation, transmission and distribution expenses. These increases were partially offset by lower compensation costs of $10.1 million due to reduced headcount and lower incentive compensation accruals and by other general expenses. Depreciation and amortization expense increased $13.2 million due to the recognition of depreciation expense associated with the Wateree Station scrubber which was provided for in the December 2012 SCPSC rate order and due to other net plant additions. Other taxes increased primarily due to higher property taxes on net property additions.

Net Periodic Benefit Cost

Net periodic benefit cost was recorded on the Company’s income statements and balance sheets as follows:

Millions of dollars	2014	Change	2013	Change	2012
Income Statement Impact:
Employee benefit costs	$5.0	(67.7)%	$15.5	*	$4.0
Other expense	0.2	(80.0)%	1.0	25.0%	0.8
Balance Sheet Impact:
Increase in capital expenditures	0.5	(93.1)%	7.2	9.1%	6.6
Component of amount receivable from Summer Station co-owner	0.1	(96.0)%	2.5	13.6%	2.2
Increase (decrease) in regulatory asset	(3.2)	*	5.5	(63.1)%	14.9

Net periodic benefit cost	$2.6	(91.8)%	$31.7	11.2%	$28.5

*	Greater than 100%

In 2013, pursuant to regulatory orders, SCE&G began recovering current pension expense through a rate rider (for retail electric operations) and through cost of service rates (for gas operations), and began amortizing pension costs previously deferred in regulatory assets over approximately 30 years (for retail electric operations) and approximately 14 years (for gas operations). See further discussion in Note 2 and Note 8 to the consolidated financial statements. Amounts amortized were as follow:

Millions of dollars	2014	2013
Retail electric operations	$2.0	$2.0
Gas operations	1.0	0.2

Other Income (Expense)

Other income (expense) includes the results of certain incidental activities of regulated subsidiaries, the activities of certain non-regulated subsidiaries, and AFC. Components of other income (expense) were as follows:

Millions of dollars	2014	Change	2013	Change	2012
Other income	$121.8	21.4%	$100.3	71.2%	$58.6
Other expense	(64.3)	41.3%	(45.5)	8.1%	(42.1)

Total	$57.5	4.9%	$54.8	*	$16.5

*	Greater than 100%

2014 vs 2013	Other income (expense) increased primarily due to the recognition of $64.0 million of gains realized upon the late 2013 settlement of certain interest rate derivative contracts previously recorded as regulatory liabilities pursuant to SCPSC orders previously discussed, compared to $50.1 million of such gains in 2013. Such gain recognition was fully offset by downward adjustments to revenues reflected within electric margin and had no effect on net income.

2013 vs 2012	Changes in other income were primarily due to the recognition, pursuant to SCPSC accounting orders, of $50.1 million of gains realized upon the settlement of certain interest rate derivatives which had been entered into in anticipation of the issuance of long-term debt, which gains had been deferred as regulatory liabilities. Such gain recognition was fully offset by downward adjustments to revenues reflected within electric margin and had no effect on net income. This increase in other income was partially offset by the sales of communications towers that were recorded in 2012 by a non-regulated subsidiary. Changes in other expense were not significant.

AFC

AFC is a utility accounting practice whereby a portion of the cost of both equity and borrowed funds used to finance construction (which is shown on the balance sheet as construction work in progress) is capitalized. The Company includes an equity portion of AFC in nonoperating income and a debt portion of AFC in interest charges (credits) as noncash items, both of which have the effect of increasing reported net income. AFC represented approximately 6.1% of income before income taxes in 2014, 5.8% in 2013 and 5.4% in 2012.

Interest Expense

Components of interest expense, net of the debt component of AFC, were as follows:

Millions of dollars	2014	Change	2013	Change	2012
Interest on long-term debt, net	$306.7	4.7%	$292.8	0.9%	$290.2
Other interest expense	5.7	23.9%	4.6	(11.5)%	5.2

Total	$312.4	5.0%	$297.4	0.7%	$295.4

Interest on long-term debt increased in each year primarily due to increased long-term borrowings used to finance nuclear construction, among other things. Other interest expense decreased in 2013, primarily due to reductions in principal balances outstanding on short-term debt over the prior year.

Income Taxes

Income tax expense increased in 2014 over 2013 and in 2013 over 2012 primarily due to increases in income before taxes. The Company’s effective tax rate has been favorably impacted by equity AFC and certain tax credits.

LIQUIDITY AND CAPITAL RESOURCES

The Company anticipates that its contractual cash obligations will be met through internally generated funds and additional short- and long-term borrowings. The Company expects that, barring a future impairment of the capital markets, it has or can obtain adequate sources of financing to meet its projected cash requirements for the foreseeable future, including the cash requirements for nuclear construction and refinancing maturing long-term debt.

Cash requirements for SCANA’s regulated subsidiaries arise primarily from their operational needs, funding their construction programs and payment of dividends to SCANA. The ability of the regulated subsidiaries to replace existing plant investment, to expand to meet future demand for electricity and gas and to install equipment necessary to comply with environmental regulations, will depend on their ability to attract the necessary financial capital on reasonable terms. Regulated subsidiaries recover the costs of providing services through rates charged to customers. Rates for regulated services are generally based on historical costs. As customer growth and inflation occur and these subsidiaries continue their ongoing construction programs, rate increases will be sought. The future financial position and results of operations of regulated subsidiaries will be affected by their ability to obtain adequate and timely rate and other regulatory relief.

The Company obtains equity from SCANA’s stock plans. In 2014, shares of SCANA common stock were acquired on behalf of participants in SCANA’s Investor Plus Plan and Stock Purchase-Savings Plan through the original issuance of shares, rather than being purchased on the open market. This provided approximately $98 million of additional equity during 2014. Due primarily to the availability of proceeds from the sale of two subsidiaries in the first quarter of 2015, the Company began using open market purchases for its stock plans at the end of January 2015. In addition, on March 5, 2013, SCANA settled all forward sales contracts related to its common stock through the issuance of approximately 6.6 million common shares, resulting in net proceeds of approximately $196 million.

SCANA’s leverage ratio of long- and short-term debt to capital was approximately 57% at December 31, 2014. SCANA has publicly announced its desire to maintain its leverage ratio between 54% and 57%, but SCANA’s ability to do so depends on a number of factors. In the future, if SCANA is not able to maintain its leverage ratio within the desired range, the Company’s debt ratings may be affected, it may be required to pay higher interest rates on its long- and short-term indebtedness, and its access to capital markets may be limited.

Capital Expenditures

Cash outlays for property additions and construction expenditures, including nuclear fuel, net of AFC, were $1.1 billion in 2014. The Company’s current estimates of its capital expenditures for construction and nuclear fuel for the next three years, which are subject to continuing review and adjustment, are as follows:

Estimated Capital Expenditures

Millions of dollars	2015	2016	2017
SCE&G—Normal
Generation	$158	$123	$143
Transmission & Distribution	272	251	217
Other	37	41	27
Gas	54	64	57
Common	9	12	9

Total SCE&G—Normal	530	491	453
PSNC Energy	98	123	132
Other	38	20	29

Total Normal	666	634	614
New Nuclear (including transmission)	957	928	708

Cash Requirements for Construction	1,623	1,562	1,322
Nuclear Fuel	22	145	104

Total Estimated Capital Expenditures	$1,645	$1,707	$1,426

Estimated capital expenditures for Nuclear Fuel in 2016 include approximately $53 million, which is SCE&G’s share of nuclear fuel it acquired in 2013. This fuel has been recorded in utility plant and the corresponding liability has been recorded in long-term debt on the consolidated balance sheet.

The Company’s contractual cash obligations as of December 31, 2014 are summarized as follows:

Contractual Cash Obligations

	Payments due by periods
Millions of dollars	Total	Less than 1 year	1 - 3 years	4 - 5 years	More than 5 years
Long- and short-term debt, including interest	$12,011	$1,403	$1,717	$871	$8,020
Capital leases	17	4	9	3	1
Operating leases	38	8	8	3	19
Purchase obligations	3,627	2,273	1,352	1	1
Other commercial commitments	3,992	881	1,787	666	658

Total	$19,685	$4,569	$4,873	$1,544	$8,699

As of December 31, 2014, contractual cash obligations related to CGT and SCI are excluded from the above table and were not significant. See Note 13 to the consolidated financial statements for a discussion of the sales of CGT and SCI.

Included in the table above in purchase obligations is SCE&G’s portion of a contractual agreement for the design and construction of the New Units at Summer Station. SCE&G expects to be a joint owner and share operating costs and generation output of the New Units, with SCE&G currently responsible for 55 percent of the cost and receiving 55 percent of the output. The estimated $500 million SCE&G expects it will cost to acquire an additional 5% ownership in the New Units is included in other commercial commitments and is further described in New Nuclear Construction Matters.

Purchase obligations include customary purchase orders under which the Company has the option to utilize certain vendors without the obligation to do so. The Company may terminate such arrangements without penalty.

Other commercial commitments includes estimated obligations under forward contracts for natural gas purchases. Such forward contracts include customary “make-whole” or default provisions, but are not considered to be “take-or-pay” contracts. Certain of these contracts relate to regulated businesses; therefore, the effects of such contracts on fuel costs are reflected in electric or gas rates. Other commercial commitments also includes a “take-and-pay” contract for natural gas which expires in 2019 and estimated obligations for coal and nuclear fuel purchases.

In addition to the contractual cash obligations above, the Company sponsors a noncontributory defined benefit pension plan and an unfunded health care and life insurance benefit plan for retirees. The pension plan is adequately funded under current regulations, and no significant contributions are anticipated for the foreseeable future. Cash payments under the postretirement health care and life insurance benefit plan were $9.6 million in 2014, and such annual payments are expected to be the same or increase to as much as $11.5 million in the future.

In addition, the Company is party to certain NYMEX natural gas futures contracts for which any unfavorable market movements are funded in cash. These derivatives are accounted for as cash flow hedges and their effects are reflected within other comprehensive income until the anticipated sales transactions occur. See further discussion at Quantitative and Qualitative Disclosures About Market Risk. At December 31, 2014, the Company had posted $21.2 million in cash collateral for such contracts. In addition, the Company had posted $131.2 million in cash collateral related to interest rate derivative contracts.

The Company also has a legal obligation associated with the decommissioning and dismantling of Summer Station Unit 1 and other conditional asset retirement obligations that are not listed in the contractual cash obligations table. See Notes 1 and 10 to the consolidated financial statements.

Financing Limits and Related Matters

The Company’s issuance of various securities, including long-term and short-term debt, is subject to customary approval or authorization by regulatory bodies including state public service commissions and FERC. Financing programs currently utilized by the Company follow.

SCE&G has obtained FERC authority to issue short-term indebtedness and to assume liabilities as a guarantor(pursuant to Section 204 of the Federal Power Act). SCE&G may issue unsecured promissory notes, commercial paper and direct loans in amounts not to exceed $1.6 billion outstanding with maturity dates of one year or less, and may enter into guaranty agreements in favor of lenders, banks, and dealers in commercial paper in amounts not to exceed $600 million. GENCO has obtained FERC authority to issue short-term indebtedness not to exceed $200 million outstanding with maturity dates of one year or less. The authority described herein will expire in October 2016.

In October 2014, the Company’s existing five-year committed LOCs were extended by one year. At December 31, 2014 SCANA, SCE&G (including Fuel Company) and PSNC Energy were parties to five-year credit agreements in the amounts of $300 million, $1.2 billion, of which $500 million relates to Fuel Company, and $100 million, respectively, which expire in October 2019. In addition, at December 31, 2014 SCE&G was party to a three-year credit agreement in the amount of $200 million which expires in October 2016. These credit agreements are used for general corporate purposes, including liquidity support for each company’s commercial paper program and working capital needs and, in the case of Fuel Company, to finance or refinance the purchase of nuclear fuel, certain fossil fuels, and emission and other environmental allowances. For a list of banks providing credit support and other information, see Note 4 to the consolidated financial statements.

On January 29, 2015, SCANA entered into an unsecured, three-month credit agreement in the amount of $150 million. SCANA entered this agreement to ensure sufficient liquidity was available to redeem its Junior Subordinated Notes on February 2, 2015. No borrowings were made under this agreement, and it expired according to its terms on February 6, 2015.

As of December 31, 2014, the Company had no outstanding borrowings under its $1.8 billion credit facilities, had approximately $918 million in commercial paper borrowings outstanding, was obligated under $3.3 million in LOC supported letters of credit, and held approximately $137 million in cash and temporary investments. The Company regularly monitors the commercial paper and short-term credit markets to optimize the timing for repayment of the outstanding balance on its draws, while maintaining appropriate levels of liquidity. Average short-term borrowings outstanding during 2014 were approximately $515 million. Short-term cash needs were met primarily through the issuance of commercial paper.

At December 31, 2014, the Company’s long-term debt portfolio has a weighted average maturity of approximately 19 years and bears an average cost of 5.7%. Substantially all of the Company’s long-term debt bears fixed interest rates or is swapped to fixed. To further preserve liquidity, the Company rigorously reviews its projected capital expenditures and operating costs and adjusts them where possible without impacting safety, reliability, and core customer service.

The Company’s articles of incorporation do not limit the dividends that may be paid on its common stock. However, SCE&G’s bond indenture (relating to the hereinafter defined Bonds) and PSNC Energy’s note purchase and debenture purchase agreements each contain provisions that, under certain circumstances which the Company considers to be remote, could limit the payment of cash dividends on their respective common stock.

The Federal Power Act requires the appropriation of a portion of certain earnings from hydroelectric projects. At December 31, 2014, approximately $67.7 million of retained earnings were restricted by this requirement as to payment of cash dividends on SCE&G’s common stock.

SCANA Corporation

SCANA has an indenture which permits the issuance of unsecured debt securities from time to time including its medium-term notes. This indenture contains no specific limit on the amount of unsecured debt securities which may be issued.

South Carolina Electric & Gas Company

SCE&G is subject to a bond indenture dated April 1, 1993 (Mortgage) covering substantially all of its electric properties under which all of its first mortgage bonds (Bonds) have been issued. Bonds may be issued under the Mortgage in an aggregate principal amount not exceeding the sum of (1) 70% of Unfunded Net Property Additions (as therein defined), (2) the aggregate principal amount of retired Bonds and (3) cash deposited with the trustee. Bonds, other than certain Bonds issued on the basis of retired Bonds, may be issued under the Mortgage only if Adjusted Net Earnings (as therein defined) for 12 consecutive months out of the 18 months immediately preceding the month of issuance are at least twice (2.0) the annual interest requirements on all outstanding Bonds and Bonds to be outstanding (Bond Ratio). For the year ended December 31, 2014, the Bond Ratio was 5.41.

Financing Activities

During 2014, net cash inflows related to financing activities totaled approximately $586 million, primarily associated with the issuance of short- and long-term debt and common stock, partially offset by the repayment of long-term debt and payment of dividends. For a description of specific financing activities, see Notes 3 and 4 to the consolidated financial statements.

On February 2, 2015, SCANA redeemed prior to maturity $150 million of its 7.70% junior subordinated notes at their face value.

In May 2014, SCE&G issued $300 million of 4.5% first mortgage bonds due June 1, 2064. Proceeds from this sale were used to repay short-term debt primarily incurred as a result of SCE&G’s construction program, to finance capital expenditures, and for general corporate purposes.

Investing Activities

During 2014, the Company paid approximately $95 million to settle interest rate derivative contracts.

The Company paid approximately $6 million, net, through the third quarter of 2013 to settle interest rate derivative contracts upon the issuance of long-term debt. In addition, during the fourth quarter of 2013, the Company received approximately $120 million upon the settlement of certain interest rate derivatives which had been entered into in anticipation of the issuance of long-term debt.

For additional information, see Note 4 to the consolidated financial statements.

Major tax incentives included within recent federal legislation resulted in the allowance of 50% bonus depreciation for property placed in service for 2012 and 2013. These incentives, along with certain other deductions, have had a positive impact on the cash flows of the Company. Similar tax incentives for property placed in service for 2014 were implemented after the Company had made estimated tax payments for the 2014 tax year. As a result, these excess payments are expected to have a positive impact on the cash flows of the Company in 2015.

Ratios of earnings to fixed charges for each of the five years ended December 31, 2014, were as follows:

December 31,	2014	2013	2012	2011	2010
SCANA	3.39	3.22	2.93	2.87	2.92

ENVIRONMENTAL MATTERS

The Company’s operations are subject to extensive regulation by various federal and state authorities in the areas of air quality, water quality, control of toxic substances and hazardous and solid wastes. Applicable statutes and rules include the CAA, CWA, Nuclear Waste Act and CERCLA, among others. In many cases, regulations proposed by such authorities could have a significant impact on the Company’s financial condition, results of operations and cash flows. In addition, the Company often cannot predict what conditions or requirements will be imposed by regulatory or legislative proposals. To the extent that compliance with environmental regulations or legislation results in capital expenditures or operating costs, the Company expects to recover such expenditures and costs through existing ratemaking provisions.

For the three years ended December 31, 2014, the Company’s capital expenditures for environmental control equipment at its fossil fuel generating stations totaled $51.8 million. During this same period, the Company expended approximately $31.5 million for the construction and retirement of landfills and ash ponds, net of disposal proceeds. In addition, the Company made expenditures to operate and maintain environmental control equipment at its fossil plants of $9.1 million in 2014, $9.2 million in 2013 and $10.2 million in 2012, which are included in “Other operation and maintenance” expense, and made expenditures to handle waste ash, net of disposal proceeds, of $1.6 million in 2014, $3.2 million in 2013 and $7.9 million in 2012, which are included in “Fuel used in electric generation.” In addition, included within “Other operation and maintenance” expense is an annual amortization of $1.4 million in each of 2014, 2013 and 2012 related to SCE&G’s recovery of MGP remediation costs as approved by the SCPSC. It is not possible to estimate all future costs related to environmental matters, but forecasts for capitalized environmental expenditures for the Company are $31.9 million for 2015 and $68.6 million for the four-year period 2016-2019. These expenditures are included in the Company’s Estimated Capital Expenditures table, are discussed in Liquidity and Capital Resources, and include known costs related to the matters discussed below.

The EPA is conducting an enforcement initiative against the utilities industry related to the NSR provisions and the NSPS of the CAA. As part of the initiative, many utilities have received requests for information under Section 114 of the CAA. In addition, the DOJ, on behalf of the EPA, has taken civil enforcement action against several utilities. The primary basis for these actions is the assertion by the EPA that maintenance activities undertaken by the utilities at their coal-fired power plants constituted “major modifications” which required the installation of costly BACT. Some of the utilities subject to the actions have reached settlement. Though the Company cannot predict what action, if any, the EPA will initiate against it, any costs incurred are expected to be recoverable through rates.

With the pervasive emergence of concern over the issue of global climate change as a significant influence upon the economy, SCANA, SCE&G and GENCO are subject to climate-related financial risks, including those involving regulatory requirements responsive to GHG emissions, as well as those involving other potential physical impacts. Other business and financial risks arising from such climate change could also materialize. The Company cannot predict all of the climate-related regulatory and physical risks nor the related consequences which might impact the Company, and the following discussion should not be considered all-inclusive.

Physical effects associated with climate changes could include the impact of possible changes in weather patterns, such as storm frequency and intensity, and the resultant potential damage to the Company’s electric system, as well as impacts on employees and customers and on the Company’s supply chain and many others. Much of the service territory of SCE&G is subject to the damaging effects of Atlantic and Gulf coast hurricanes and also to the damaging impact of winter ice storms. To help mitigate the financial risks arising from these potential occurrences, SCE&G maintains insurance on certain properties. As part of its ongoing operations, SCE&G maintains emergency response and storm preparation plans and teams who receive ongoing training and related simulations in advance of such storms, all in order to allow the Company to protect its assets and to return its systems to normal reliable operation in a timely fashion following any such event.

Environmental commitments and contingencies are further described in Note 10 to the consolidated financial statements.

REGULATORY MATTERS

SCANA and its subsidiaries are subject to the regulatory jurisdiction of the following entities for the matters noted.

Company	Regulatory Jurisdiction/Matters
SCANA	The SEC as to the issuance of certain securities and other matters and the FERC as to certain acquisitions and other matters.

SCANA and all subsidiaries	The CFTC to the extent they transact swaps as defined in Dodd-Frank.

SCE&G	The SEC as to the issuance of certain securities and other matters; the SCPSC as to retail electric and gas rates, service, accounting, issuance of securities (other than short-term borrowings) and other matters; the FERC as to issuance of short-term borrowings, guarantees of short-term indebtedness, certain acquisitions and other matters; and the NRC with respect to the ownership, construction, operation and decommissioning of its currently operated and planned nuclear generating facilities. NRC jurisdiction encompasses broad supervisory and regulatory powers over the construction and operation of nuclear reactors, including matters of health and safety and environmental impact. In addition, the Federal Emergency Management Agency reviews, in conjunction with the NRC, certain aspects of emergency planning relating to the operation of nuclear plants.

SCE&G and GENCO	The FERC and DOE, under the Federal Power Act, as to the transmission of electric energy in interstate commerce, the sale of electric energy at wholesale for resale, the licensing of hydroelectric projects and certain other matters, including accounting.

GENCO	The SCPSC as to the issuance of securities (other than short-term borrowings) and the FERC as to issuance of short-term borrowings, accounting, certain acquisitions and other matters.

Fuel Company	The SEC as to the issuance of certain securities.

PSNC Energy	The NCUC as to gas rates, service, issuance of securities (other than notes with a maturity of two years or less or renewals of notes with a maturity of six years or less), accounting and other matters, and the SEC as to the issuance of certain securities.

SCE&G and PSNC Energy	The PHMSA and the DOT as to integrity management requirements for gas distribution pipeline systems and natural gas transmission systems, respectively.

SCANA Energy	The GPSC through its certification as a natural gas marketer in Georgia and specifically as to retail prices for customers served under its regulated provider contract.

Material retail rate proceedings are described in Note 2 to the consolidated financial statements. In addition, the RSA allows natural gas distribution companies in South Carolina to request annual adjustments to rates to reflect changes in revenues and expenses and changes in investment. Such annual adjustments are subject to certain qualifying criteria and review by the SCPSC.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

Following are descriptions of the Company’s accounting policies and estimates which are most critical in terms of reporting financial condition or results of operations.

Utility Regulation

SCANA’s regulated utilities record certain assets and liabilities that defer the recognition of expenses and revenues to future periods in accordance with accounting guidance for rate-regulated utilities. In the future, in the event of deregulation or other changes in the regulatory environment, the Company may no longer meet the criteria of accounting for rate-regulated utilities, and could be required to write off its regulatory assets and liabilities. Such an event could have a material effect on the results of operations, liquidity or financial position of the Company’s Electric Operations and Gas Distribution segments in the period the write-off would be recorded. See Note 2 to the consolidated financial statements for a description of the Company’s regulatory assets and liabilities.

The Company’s generation assets would be exposed to considerable financial risks in a deregulated electric market. If market prices for electric generation do not produce adequate revenue streams and the enabling legislation or regulatory actions do not provide for recovery of the resulting stranded costs, the Company could be required to write down its investment in those assets. The Company cannot predict whether any write-downs would be necessary and, if they were, the extent to which they would affect the Company’s results of operations in the period in which they would be recorded. As of December 31, 2014, the Company’s net investments in fossil/hydro and nuclear generation assets were approximately $2.3 billion and $3.4 billion, respectively.

Revenue Recognition and Unbilled Revenues

Revenues related to the sale of energy are recorded when service is rendered or when energy is delivered to customers. Because customers of the Company’s utilities and retail gas operations are billed on cycles which vary based on the timing of the actual reading of their electric and gas meters, the Company records estimates for unbilled revenues at the end of each reporting period. Such unbilled revenue amounts reflect estimates of the amount of energy delivered to customers for which they have not yet been billed. Such unbilled revenues reflect consideration of estimated usage by customer class, the effects of different rate schedules and, where applicable, the impact of weather normalization or other regulatory provisions of rate structures. The accrual of unbilled revenues in this manner properly matches revenues and related costs. Accounts receivable included unbilled revenues of $186.4 million at December 31, 2014 and $183.1 million at December 31, 2013, compared to total revenues of $5.0 billion and $4.5 billion for the years 2014 and 2013, respectively.

Nuclear Decommissioning

Accounting for decommissioning costs for nuclear power plants involves significant estimates related to costs to be incurred many years into the future. Among the factors that could change SCE&G’s accounting estimates related to decommissioning costs are changes in technology, changes in regulatory and environmental remediation requirements, and changes in financial assumptions such as discount rates and timing of cash flows. Changes in any of these estimates could significantly impact the Company’s financial position and cash flows (although changes in such estimates should be earnings-neutral, because these costs are expected to be collected from ratepayers).

Based on a decommissioning cost study, SCE&G’s two-thirds share of estimated site-specific nuclear decommissioning costs for Summer Station Unit 1, including both the cost of decommissioning plant components that are and are not subject to radioactive contamination, totals $696.8 million, stated in 2012 dollars. Santee Cooper is responsible for decommissioning costs related to its one-third ownership interest in Summer Station Unit 1. The cost estimate assumes that upon closure the site would be maintained for 60 years in such a manner as to allow for subsequent decontamination that would permit release for unrestricted use.

Under SCE&G’s method of funding decommissioning costs, amounts collected through rates are invested in insurance policies on the lives of certain Company personnel. SCE&G transfers to an external trust fund the amounts collected through electric rates, insurance proceeds and interest thereon, less expenses. The trusteed asset balance reflects the net cash surrender value of the insurance policies and cash held by the trust. Management intends for the fund, including earnings thereon, to provide for all eventual decommissioning expenditures for Summer Station Unit 1 on an after-tax basis.

Asset Retirement Obligations

The Company accrues for the legal obligation associated with the retirement of long-lived tangible assets that result from the acquisition, construction, development and normal operation in accordance with applicable accounting guidance. The Company recognizes obligations at present value in the period in which they are incurred, and capitalizes associated asset retirement costs as a part of the carrying amount of the related long-lived assets. Because such obligations relate primarily to the Company’s regulated utility operations, their recognition has no significant impact on results of operations. As of December 31, 2014, the Company has recorded AROs of $201 million for nuclear plant decommissioning (as discussed above) and AROs of $362 million for other conditional obligations primarily related to generation, transmission and distribution properties, including gas pipelines. All of the amounts are based upon estimates which are subject to varying degrees of imprecision, particularly since such payments may be made many years in the future. Changes in these estimates will be recorded over time; however, these changes in estimates are not expected to materially impact results of operations so long as the regulatory framework for the utilities remains in place.

Accounting for Pensions and Other Postretirement Benefits

The Company recognizes the funded status of its defined benefit pension plan as an asset or liability and changes in funded status as a component of net periodic benefit cost or other comprehensive income, net of tax, or as a regulatory asset as required by accounting guidance. Accounting guidance requires the use of several assumptions that impact pension cost, of which the discount rate and the expected return on assets are the most sensitive. Net pension cost of $2.6 million recorded in 2014 reflects the use of a 5.03% discount rate derived using a cash flow matching technique, and an assumed 8.0% long-term rate of return on plan assets. The Company believes that these assumptions were, and that the resulting pension cost amount was, reasonable. For purposes of comparison, a 25 basis point reduction in the discount rate in 2014 would have increased the Company’s pension cost by $1.6 million and increased the pension obligation by $0.8 million. Further, had the assumed long-term rate of return on assets been 7.75%, the Company’s pension cost for 2014 would have increased by $2.1 million.

The following information with respect to pension assets (and returns thereon) should also be noted.

The Company determines the fair value of a large majority of its pension assets utilizing market quotes or derives them from modeling techniques that incorporate market data. Less than 10% of assets are valued using less transparent Level 3 methods.

In developing the expected long-term rate of return assumptions, the Company evaluates historical performance, targeted allocation amounts and expected payment terms. As of the beginning of 2014, the plan’s historical 10, 15, 20 and 25 year cumulative performance showed actual returns of 6.4%, 6.0%, 8.3% and 9.3%, respectively. The 2014 expected long-term rate of return of 8.00% was based on a target asset allocation of 58% with equity managers, 33% with fixed income managers and 9% with hedge fund managers. Management regularly reviews such allocations and periodically rebalances the portfolio when considered appropriate. As of the beginning of 2015, the plan’s historical 10, 15, 20 and 25 year cumulative performance showed actual returns of 6.0%, 5.4%, 8.7% and 8.8%, respectively. For 2015, the expected rate of return is 7.50%.

Pursuant to regulatory orders, certain previously deferred pension costs are being amortized as described in Note 2 to the consolidated financial statements. Current pension expense for electric operations is being recovered through a pension cost rider, and current pension expense related to SCE&G’s gas operations is being recovered through cost of service rates.

Pension benefits are not offered to employees hired or rehired after December 31, 2013, and pension benefits for existing participants will no longer accrue for services performed or compensation earned after December 31, 2023. As a result, the significance of pension costs and the criticality of the related estimates to the Company’s financial statements will continue to diminish. Further, the pension trust is adequately funded under current regulations, and management does not anticipate the need to make significant pension contributions for the foreseeable future.

In October 2014 the Society of Actuaries’ Retirement Plans Experience Committee published a new RP-2014 mortality table and the related MP-2014 mortality improvement scale, which SCANA adopted effective December 31, 2014. The improvements in life expectancy and the projected rate of continued improvement increased postretirement benefit obligations measured at December 31, 2014, and the net periodic benefit cost to be recognized in 2015. Had SCANA not adopted this new mortality table and mortality improvement scale, the net periodic benefit cost to be recognized in 2015 would have been approximately $3.6 million and $0.2 million lower for pension and other postretirement benefit plans, respectively, and the benefit obligations would have been approximately $26.3 million and $2.7 million lower for pension and other postretirement benefit plans, respectively.

The Company accounts for the cost of its postretirement medical and life insurance benefit plan in a similar manner to that used for its defined benefit pension plan. This plan is unfunded, so no assumptions related to rate of return on assets impact the net expense recorded; however, the selection of discount rates can significantly impact the actuarial determination of net expense. The Company used a discount rate of 5.19%, derived using a cash flow matching technique, and recorded a net cost of $16.9 million for 2014. Had the selected discount rate been 4.94% (25 basis points lower than the discount rate referenced above), the expense for 2014 would have been $0.6 million higher and the obligation would have been $0.2 million. Because the plan provisions include “caps” on company per capita costs, and because employees hired after December 31, 2010 are responsible for the full cost of retiree medical benefits elected by them, healthcare cost inflation rate assumptions do not materially impact the net expense recorded.

NEW NUCLEAR CONSTRUCTION MATTERS

In 2008, SCE&G, on behalf of itself and as agent for Santee Cooper, contracted with the Consortium for the design and construction of the New Units at the site of Summer Station.

SCE&G’s current ownership share in the New Units is 55%. As discussed below, under an agreement signed in January 2014 (and subject to customary closing conditions, including necessary regulatory approvals), SCE&G has agreed to acquire an additional 5% ownership in the New Units from Santee Cooper.

EPC Contract and BLRA Matters

The construction of the New Units and SCE&G’s related recovery of financing costs through rates is subject to review and approval by the SCPSC as provided for in the BLRA. Under the BLRA, the SCPSC has approved, among other things, a milestone schedule and a capital costs estimates schedule for the New Units. This approval constitutes a final and binding determination that the New Units are used and useful for utility purposes, and that the capital costs associated with the New Units are prudent utility costs and expenses and are properly included in rates, so long as the New Units are constructed or are being constructed within the parameters of the approved milestone schedule, including specified contingencies, and the approved capital costs estimates schedule. Subject to the same conditions, the BLRA provides that SCE&G may apply to the SCPSC annually for an order to recover through revised rates SCE&G’s weighted average cost of capital applied to all or part of the outstanding balance of construction work in progress concerning the New Units. Such annual rate changes are described in Note 2. As of December 31, 2014, SCE&G’s investment in the New Units totaled $2.7 billion, for which the financing costs on $2.425 billion have been reflected in rates under the BLRA.

The SCPSC granted initial approval of the construction schedule, including 146 milestones within that schedule, and related forecasted capital costs in 2009. The NRC issued COLs in March 2012. In November 2012, the SCPSC approved an updated milestone schedule and additional updated capital costs for the New Units. In addition, the SCPSC approved revised substantial completion dates for the New Units based on that March 2012 issuance of the COL and the amounts agreed upon by SCE&G and the Consortium in July 2012 to resolve known claims by the Consortium for costs related to COL delays, design modifications of the shield building and certain prefabricated structural modules for the New Units and unanticipated rock conditions at the site. In December 2012, the SCPSC denied separate petitions filed by two parties requesting reconsideration of its order. On October 22, 2014, the South Carolina Supreme Court affirmed the SCPSC’s order on appeal.

The substantial completion dates currently approved by the SCPSC for Units 2 and 3 are March 15, 2017 and May 15, 2018. The SCPSC also approved an 18-month contingency period beyond each of these dates, and for each of the 146 milestones in the schedule.

Since the settlement of delay-related claims in 2012, the Consortium has continued to experience delays in the schedule for fabrication and delivery of sub-modules for the New Units. The fabrication and delivery of sub-modules have been and remain focus areas of the Consortium, including sub-modules for module CA20, which is part of the auxiliary building, and CA01, which houses components inside the containment vessel. Modules CA20 and CA01, as well as shield building modules, are considered critical path items for both New Units. CA20 was placed on the nuclear island of Unit 2 in May 2014. The delivery schedule of sub-modules for CA01 is expected to support completion of on-site fabrication to allow it to be ready for placement on the nuclear island of Unit 2 during the first half of 2015.

During the fourth quarter of 2013, the Consortium began a full re-baselining of the Unit 2 and Unit 3 construction schedules to incorporate a more detailed evaluation of the engineering and procurement activities necessary to accomplish the schedules and to provide a detailed reassessment of the impact of the revised Unit 2 and Unit 3 schedules on engineering and design resource allocations, procurement, construction work crew efficiencies, and other items. The intended result will be a revised fully integrated project schedule with timing of specific construction activities along with detailed information on budget, cost and cash flow requirements. While this detailed re-baselining of construction schedules has not been completed, in August 2014, SCE&G received preliminary information in which the Consortium has indicated that the substantial completion of Unit 2 was expected to occur in late 2018 or the first half of 2019 and that the substantial completion of Unit 3 may be approximately 12 months later.

During the third quarter of 2014, the Consortium also provided preliminary cost estimates for Units 2 and 3, principally related to delays for non-firm and non-fixed scopes of work to achieve a late 2018 substantial completion date for Unit 2 and a substantial completion date for Unit 3 approximately 12 months later. SCE&G’s 55% portion of this preliminary estimate is approximately $660 million, excluding any owner’s cost amounts associated with the delays, which could be $10 million per month for delays beyond the current SCPSC-approved substantial completion dates. This figure is presented in 2007 dollars and would be subject to escalation, which could be material. Further, this figure does not reflect consideration of the liquidated damages provisions of the EPC Contract which would partly mitigate any such delay-related costs. The Consortium’s preliminary schedule and the cost estimate information have not been accepted by SCE&G and are under review, and SCE&G cannot predict when a revised schedule and cost estimate will be resolved with the Consortium.

Since receiving the August 2014 preliminary information, SCE&G has worked with Consortium executive management to evaluate this information. Based upon this evaluation, the Consortium now indicates that the substantial completion date of Unit 2 is expected to occur by June 2019 and that the substantial completion date of Unit 3 may be approximately 12 months later. SCE&G has not, however, accepted the Consortium’s contention that the new substantial completion dates are made necessary by delays that are excusable under the EPC Contract. SCE&G is continuing discussions with Consortium executive management in order to identify potential mitigation strategies to possibly accelerate the substantial completion date of Unit 2 to a time earlier in the first half of 2019 or to the end of 2018, with Unit 3 following approximately 12 months later.

As discussed above, the milestone schedule approved by the SCPSC in November 2012 provides for 146 milestone dates, each of which is subject to an 18-month schedule contingency. As of December 31, 2014, 101 milestones have been completed. Three of the remaining milestones have not been or will not be completed within their 18-month contingency periods, and it is anticipated that the completion dates for a number of the other remaining milestone dates will also extend beyond their contingency periods. Further, capital costs (in 2007 dollars) and gross construction cost estimates (including escalation and AFC) are now projected to exceed amounts currently approved by the SCPSC of $4.548 billion and $5.755 billion, respectively. As such, in 2015 SCE&G, as provided for under the BLRA, expects to petition the SCPSC for an order to update the BLRA milestone schedule based on revised substantial completion dates for Units 2 and 3 of June 2019 and June 2020, respectively. In addition, that petition is expected to include certain updated owner’s costs and other capital costs, including amounts within the Consortium’s preliminary cost estimate which may be the subject of dispute. As such, the petition is not expected to reflect the resolution of the above described negotiations. The BLRA provides that the SCPSC shall grant the petition for modification if the record justifies a finding that the change is not the result of imprudence by SCE&G.

Additional claims by the Consortium or SCE&G involving the project schedule and budget may arise as the project continues. The parties to the EPC Contract have established both informal and formal dispute resolution procedures in order to resolve such issues. SCE&G expects to resolve all disputes (including any ultimate disagreements involving the preliminary cost estimates provided by the Consortium in the third quarter of 2014) through both the informal and formal procedures and anticipates that any costs that arise through such dispute resolution processes, as well as other costs identified from time to time, will be recoverable through rates.

Santee Cooper Matters

As noted above, SCE&G has agreed to acquire an additional 5% ownership in the New Units from Santee Cooper. Under the terms of this agreement, SCE&G will acquire a 1% ownership interest in the New Units at the commercial operation date of Unit 2, will acquire an additional 2% ownership interest no later than the first anniversary of such commercial operation date, and will acquire the final 2% no later than the second anniversary of such commercial operation date. SCE&G has agreed to pay an amount equal to Santee Cooper’s actual cost of the percentage conveyed as of the date of each conveyance. In addition, the agreement provides that Santee Cooper will not transfer any of its remaining interest in the New Units to third parties until the New Units are complete. This transaction will not affect the payment obligations between the parties during construction for the New Units, nor is it anticipated that the payments for the additional ownership interest would be reflected in a revised rates filing under the BLRA. Based on the current milestone schedule and capital costs schedule approved by the SCPSC in November 2012, SCE&G’s estimated cost would be approximately $500 million for the additional 5% interest being acquired from Santee Cooper. This cost figure could be higher in light of the delays and related costs discussed above.

Nuclear Production Tax Credits

In August 2014, the IRS notified SCE&G that, subject to a national megawatt capacity limitation, the electricity to be produced by each of the New Units (advanced nuclear units, as defined) would qualify for nuclear production tax credits under Section 45J of the Internal Revenue Code to the extent that such New Unit is operational before January 1, 2021 and other eligibility requirements are met. Based on the above substantial completion dates provided by the Consortium of June 2019 and June 2020 for Units 2 and 3, respectively, both New Units are expected to be operational and to qualify for the nuclear production tax credits; however, further delays in the schedule or changes in tax law could impact such conclusions. To the extent that production tax credits are realized, their benefits are expected to be provided directly to SCE&G’s electric customers as so realized.

Other Project Matters

When the NRC issued the COLs for the New Units, two of the conditions that it imposed were requiring inspection and testing of certain components of the New Units’ passive cooling system, and requiring the development of strategies to respond to extreme natural events resulting in the loss of power at the New Units. In addition, the NRC directed the Office of New Reactors to issue to SCE&G an order requiring enhanced, reliable spent fuel pool instrumentation, as well as a request for information related to emergency plant staffing. SCE&G fulfilled the request related to emergency plant staffing in 2012. In addition, SCE&G prepared and submitted an integrated response plan for the New Units to the NRC in August 2013. That plan is currently under review by the NRC and SCE&G does not anticipate any additional regulatory actions as a result of that review, but it cannot predict future regulatory activities or how such initiatives would impact construction or operation of the New Units.

OTHER MATTERS

Financial Regulatory Reform

Dodd-Frank provides for substantial additional regulation of over-the-counter and security-based derivative instruments, among other things, and requires numerous rule-makings by the CFTC and the SEC to implement. The Company has determined that it meets the end-user exception in Dodd-Frank, with the lowest level of required regulatory reporting burden imposed by this law. The Company is currently complying with these enacted regulations and intends to comply with regulations enacted in the future, but cannot predict when the final regulations will be issued or what requirements they will impose.

Off-Balance Sheet Arrangements

SCANA holds insignificant investments in securities and business ventures. SCANA does not engage in significant off-balance sheet financing or similar transactions, although it is party to incidental operating leases in the normal course of business, generally for office space, furniture, vehicles, equipment and rail cars.

Claims and Litigation

For a description of claims and litigation see Note 10 to the consolidated financial statements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

All financial instruments described in this section are held for purposes other than trading.

Interest Rate Risk

The tables below provides information about long-term debt issued by the Company and other financial instruments that are sensitive to changes in interest rates. For debt obligations, the tables present principal cash flows and related weighted average interest rates by expected maturity dates. For interest rate swaps, the figures shown reflect notional amounts, weighted average interest rates and related maturities. Fair values for debt represent quoted market prices. Interest rate swap agreements are valued using discounted cash flow models with independently sourced data.

December 31, 2014 Millions of dollars	Expected Maturity Date
	2015	2016	2017	2018	2019	Thereafter	Total	Fair Value
Long-Term Debt:
Fixed Rate ($)	161.5	110.4	9.5	718.6	8.1	4,529.7	5,537.9	6,437.4
Average Fixed Interest Rate (%)	7.48	1.14	4.62	5.95	4.97	5.29	5.35	—
Variable Rate ($)	4.4	4.4	4.4	4.4	4.4	133.8	155.8	151.2
Average Variable Interest Rate (%)	0.92	0.92	0.92	0.92	0.92	0.48	0.54	—
Interest Rate Swaps:
Pay Fixed/Receive Variable ($)	954.4	104.4	4.4	4.4	4.4	133.8	1,205.8	(256.7)
Average Pay Interest Rate (%)	3.84	3.74	6.17	6.17	6.17	4.70	3.95	—
Average Receive Interest Rate (%)	0.26	0.28	0.92	0.92	0.92	0.47	0.29	—

December 31, 2013 Millions of dollars	Expected Maturity Date
	2014	2015	2016	2017	2018	Thereafter	Total	Fair Value
Long-Term Debt:
Fixed Rate ($)	46.7	10.8	109.6	8.7	717.9	4,386.5	5,280.2	5,753.3
Average Fixed Interest Rate (%)	4.83	4.72	1.14	4.84	5.95	5.43	5.40	—
Variable Rate ($)	4.4	4.4	4.4	4.4	4.4	138.2	160.2	154.4
Average Variable Interest Rate (%)	0.94	0.94	0.94	0.94	0.94	0.53	0.59	—
Interest Rate Swaps:
Pay Fixed/Receive Variable ($)	604.4	654.4	4.4	4.4	4.4	141.8	1,413.8	13.0
Average Pay Interest Rate (%)	3.97	4.17	6.17	6.17	6.17	4.72	4.16	—
Average Receive Interest Rate (%)	0.25	0.25	0.94	0.94	0.94	0.49	0.28	—

While a decrease in interest rates would increase the fair value of debt, it is unlikely that events which would result in a realized loss will occur.

The above tables exclude long-term debt of $3 million at December 31, 2013 which did not have an associated stated interest rate.

For further discussion of the Company’s long-term debt and interest rate derivatives, see Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources and Notes 4 and 6 to the consolidated financial statements.

Commodity Price Risk

The following tables provide information about the Company’s financial instruments that are sensitive to changes in natural gas prices. Weighted average settlement prices are per 10,000 MMBTU. Fair value represents quoted market prices.

Expected Maturity:

				Options
	Futures Contracts			Purchased Call
	Long	Short		(Long)

2015			2015
Settlement Price (a)	2.96	2.98	Strike Price (a)	4.17
Contract Amount (b)	23.9	0.4	Contract Amount (b)	26.1
Fair Value (b)	18.3	0.3	Fair Value (b)	0.4

2016			2016
Settlement Price (a)	3.50	—	Strike Price (a)	4.14
Contract Amount (b)	1.2	—	Contract Amount (b)	2.5
Fair Value (b)	1.1	—	Fair Value (b)	0.2

(a)	Weighted average, in dollars

(b)	Millions of dollars

Swaps	2015	2016	2017	2018
Commodity Swaps:
Pay fixed/receive variable (b)	69.1	19.3	6.2	3.6
Average pay rate (a)	4.2311	4.3788	4.2253	4.2421
Average received rate (a)	2.9731	3.4700	3.7733	3.9591
Fair Value (b)	48.6	15.3	5.5	3.3

Pay variable/receive fixed (b)	36.1	13.4	5.5	3.3
Average pay rate (a)	2.9869	3.4677	3.7724	3.9591
Average received rate (a)	4.2000	4.4288	4.2329	4.2471
Fair Value (b)	50.8	17.2	6.2	3.6

Basis Swaps:
Pay variable/receive variable (b)	1.1	1.1	1.0	—
Average pay rate (a)	3.0297	3.5266	3.8036	—
Average received rate (a)	2.9926	3.5259	3.8077	—
Fair Value (b)	1.1	1.1	1.0	—

(a)	Weighted average, in dollars

(b)	Millions of dollars

The Company uses derivative instruments to hedge forward purchases and sales of natural gas, which create market risks of different types. See Note 6 to the consolidated financial statements. The information above includes those financial positions of Energy Marketing and PSNC Energy.

PSNC Energy utilizes futures, options and swaps to hedge gas purchasing activities. PSNC Energy’s tariffs include a provision for the recovery of actual gas costs incurred. PSNC Energy defers premiums, transaction fees, margin requirements and any realized gains or losses from its hedging program for subsequent recovery from customers.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

SCANA Corporation

Cayce, South Carolina

We have audited the accompanying consolidated balance sheets of SCANA Corporation and subsidiaries (the “Company”) as of December 31, 2014 and 2013, and the related consolidated statements of income, comprehensive income, cash flows, and changes in common equity for each of the three years in the period ended December 31, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company’s internal control over financial reporting as of December 31, 2014, based on the criteria established in Internal Control-Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 27, 2015 expressed an unqualified opinion on the Company’s internal control over financial reporting.

Charlotte, North Carolina

February 27, 2015

SCANA Corporation

CONSOLIDATED BALANCE SHEETS

December 31, (Millions of dollars)	2014	2013
Assets
Utility Plant In Service	$12,289	$12,213
Accumulated Depreciation and Amortization	(4,088)	(4,011)
Construction Work in Progress	3,323	2,724
Plant to be Retired, Net	169	177
Nuclear Fuel, Net of Accumulated Amortization	329	310
Goodwill	210	230

Utility Plant, Net	12,232	11,643

Nonutility Property and Investments:
Nonutility property, net of accumulated depreciation of $122 and $150	284	317
Assets held in trust, net-nuclear decommissioning	113	101
Other investments	75	86

Nonutility Property and Investments, Net	472	504

Current Assets:
Cash and cash equivalents	137	136
Receivables, net of allowance for uncollectible accounts of $7 and $6	838	802
Inventories:
Fuel	221	231
Materials and supplies	139	131
Emission allowances	1	1
Prepayments	320	78
Other current assets	148	42
Assets held for sale	341	—

Total Current Assets	2,145	1,421

Deferred Debits and Other Assets:
Regulatory assets	1,823	1,360
Pension asset	—	47
Other	180	189

Total Deferred Debits and Other Assets	2,003	1,596

Total	$16,852	$15,164

See Notes to Consolidated Financial Statements.

December 31, (Millions of dollars)	2014	2013
Capitalization and Liabilities
Common Stock—no par value (shares outstanding: December 31, 2014—142.7 million; December 31, 2013—140.7 million)	$2,378	$2,280
Retained Earnings	2,684	2,444
Accumulated Other Comprehensive Loss	(75)	(60)

Total Common Equity	4,987	4,664
Long-Term Debt, Net	5,531	5,395

Total Capitalization	10,518	10,059

Current Liabilities:
Short-term borrowings	918	376
Current portion of long-term debt	166	54
Accounts payable	520	425
Customer deposits and customer prepayments	98	88
Taxes accrued	182	206
Interest accrued	83	82
Dividends declared	73	69
Liabilities held for sale	52	—
Derivative financial instruments	233	8
Other	208	134

Total Current Liabilities	2,533	1,442

Deferred Credits and Other Liabilities:
Deferred income taxes, net	1,866	1,703
Deferred investment tax credits	28	32
Asset retirement obligations	563	576
Pension and postretirement benefits	315	227
Regulatory liabilities	814	966
Other	215	159

Total Deferred Credits and Other Liabilities	3,801	3,663

Commitments and Contingencies (Note 10)

Total	$16,852	$15,164

See Notes to Consolidated Financial Statements.

SCANA Corporation

CONSOLIDATED STATEMENTS OF INCOME

Years Ended December 31, (Millions of dollars, except per share amounts)	2014	2013	2012
Operating Revenues:
Electric	$2,622	$2,423	$2,446
Gas-regulated	1,028	955	774
Gas-nonregulated	1,301	1,117	956

Total Operating Revenues	4,951	4,495	4,176

Operating Expenses:
Fuel used in electric generation	793	745	838
Purchased power	81	43	28
Gas purchased for resale	1,729	1,491	1,198
Other operation and maintenance	728	708	690
Depreciation and amortization	384	378	356
Other taxes	229	220	207

Total Operating Expenses	3,944	3,585	3,317

Operating Income	1,007	910	859

Other Income (Expense):
Other income	122	100	59
Other expenses	(64)	(46)	(42)
Interest charges, net of allowance for borrowed funds used during construction of $16, $14 and $11	(312)	(297)	(295)
Allowance for equity funds used during construction	33	27	21

Total Other Expense	(221)	(216)	(257)

Income Before Income Tax Expense	786	694	602
Income Tax Expense	248	223	182

Net Income	$538	$471	$420

Per Common Share Data
Basic Earnings Per Share of Common Stock	$3.79	$3.40	$3.20
Diluted Earnings Per Share of Common Stock	3.79	3.39	3.15
Weighted Average Common Shares Outstanding (millions)
Basic	141.9	138.7	131.1
Diluted	141.9	139.1	133.3
Dividends Declared Per Share of Common Stock	$2.10	$2.03	$1.98

See Notes to Consolidated Financial Statements.

SCANA Corporation

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

Years Ended December 31, (Millions of dollars)	2014	2013	2012
Net Income	$538	$471	$420
Other Comprehensive Income (Loss), net of tax:
Unrealized Losses on Cash Flow Hedging Activities:
Unrealized gains (losses) on cash flow hedging activities arising during period, net of tax of $(9), $4 and $(5)	(14)	7	(8)
Gain (losses) on cash flow hedging activities reclassified to interest expense, net of tax of $4, $5 and $4	7	8	6
Gain (losses) on cash flow hedging activities reclassified to gas purchased for resale, net of tax of $(2), $2 and $8	(4)	3	13

Net unrealized gains (losses) on cash flow hedging activities	(11)	18	11
Deferred Costs of Employee Benefit Plans:
Deferred costs of employee benefit plans, net of tax of $(3), $4 and $(2)	(5)	7	(4)
Amortization of deferred employee benefit plan costs reclassified to net income (see Note 8), net of tax of $-, $- and $-	1	1	1

Net deferred costs of employee benefit plans	(4)	8	(3)

Other Comprehensive Income (Loss)	(15)	26	8

Total Comprehensive Income	$523	$497	$428

See Notes to Consolidated Financial Statements.

SCANA Corporation

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Years Ended December 31, (Millions of dollars)	2014	2013	2012
Cash Flows From Operating Activities:
Net Income	$538	$471	$420
Adjustments to reconcile net income to net cash provided from operating activities:
Losses from equity method investments	5	7	—
Deferred income taxes, net	235	49	130
Depreciation and amortization	403	393	368
Amortization of nuclear fuel	45	57	44
Allowance for equity funds used during construction	(33)	(27)	(21)
Carrying cost recovery	(9)	(3)	—
Changes in certain assets and liabilities:
Receivables	(33)	(38)	5
Inventories	(62)	21	(53)
Prepayments	(235)	49	26
Regulatory assets	(372)	113	(172)
Regulatory liabilities	(133)	56	62
Accounts payable	36	24	34
Taxes accrued	(24)	42	10
Pension and other postretirement benefits	133	(217)	89
Derivative financial instruments	225	(72)	3
Other assets	(8)	17	(143)
Other liabilities	19	108	37

Net Cash Provided From Operating Activities	730	1,050	839

Cash Flows From Investing Activities:
Property additions and construction expenditures	(1,092)	(1,106)	(1,077)
Proceeds from investments (including derivative collateral returned)	347	222	472
Purchase of investments (including derivative collateral posted)	(475)	(176)	(414)
Payments upon interest rate derivative contract settlement	(95)	(49)	(51)
Proceeds from interest rate derivative contract settlement	—	163	14

Net Cash Used For Investing Activities	(1,315)	(946)	(1,056)

Cash Flows From Financing Activities:
Proceeds from issuance of common stock	98	295	97
Proceeds from issuance of long-term debt	294	451	759
Repayments of long-term debt	(54)	(258)	(309)
Dividends	(294)	(281)	(257)
Short-term borrowings, net	542	(247)	(30)

Net Cash Provided From (Used For) Financing Activities	586	(40)	260

Net Increase in Cash and Cash Equivalents	1	64	43
Cash and Cash Equivalents, January 1	136	72	29

Cash and Cash Equivalents, December 31	$137	$136	$72

Supplemental Cash Flow Information:
Cash paid for—Interest (net of capitalized interest of $16, $14 and $11)	$301	$288	$281
—Income taxes	299	104	107
Noncash Investing and Financing Activities:
Accrued construction expenditures	180	111	124
Capital leases	5	6	8
Nuclear fuel purchase	—	98	—

See Notes to Consolidated Financial Statements.

SCANA Corporation

CONSOLIDATED STATEMENTS OF CHANGES IN COMMON EQUITY

				Accumulated Other Comprehensive Income (Loss)
			Retained Earnings	Gains (Losses) on Cash Flow Hedges	Deferred Employee Benefit Plans	Total AOCI
	Common Stock
Millions	Shares	Amount					Total
Balance as of January 1, 2012	130	$1,886	$2,097	$(81)	$(13)	$(94)	$3,889

Net Income			420				420
Other Comprehensive Income (Loss)
Losses arising during the period				(8)	(4)	(12)	(12)
Losses/amortization reclassified from AOCI				19	1	20	20

Total Comprehensive Income (Loss)			420	11	(3)	8	428
Issuance of Common Stock	2	97					97
Dividends Declared			(260)				(260)

Balance as of December 31, 2012	132	1,983	2,257	(70)	(16)	(86)	4,154

Net Income			471				471
Other Comprehensive Income (Loss)
Losses arising during the period				7	7	14	14
Losses/amortization reclassified from AOCI				11	1	12	12

Total Comprehensive Income (Loss)			471	18	8	26	497
Issuance of Common Stock	9	297					297
Dividends Declared			(284)				(284)

Balance as of December 31, 2013	141	2,280	2,444	(52)	(8)	(60)	4,664

Net Income			538				538
Other Comprehensive Income (Loss)
Losses arising during the period				(14)	(5)	(19)	(19)
Losses/amortization reclassified from AOCI				3	1	4	4

Total Comprehensive Income (Loss)			538	(11)	(4)	(15)	523
Issuance of Common Stock	2	98					98
Dividends Declared			(298)				(298)

Balance as of December 31, 2014	143	$2,378	$2,684	$(63)	$(12)	$(75)	$4,987

Dividends declared per share of common stock were $2.10, $2.03 and $1.98 for 2014, 2013 and 2012, respectively.

See Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Principles of Consolidation

SCANA, a South Carolina corporation, is a holding company. The Company engages predominantly in the generation and sale of electricity to wholesale and retail customers in South Carolina and in the purchase, sale and transportation of natural gas to wholesale and retail customers in South Carolina, North Carolina and Georgia. The Company also conducts other energy-related business and provides fiber optic communications in South Carolina.

The accompanying consolidated financial statements reflect the accounts of SCANA and the following wholly-owned subsidiaries.

Regulated businesses	Nonregulated businesses
South Carolina Electric & Gas Company	SCANA Energy Marketing, Inc.
South Carolina Fuel Company, Inc.	SCANA Communications, Inc.
South Carolina Generating Company, Inc.	ServiceCare, Inc.
Public Service Company of North Carolina, Incorporated	SCANA Services, Inc.
Carolina Gas Transmission Corporation	SCANA Corporate Security Services, Inc.

CGT and SCI were sold in the first quarter of 2015. Accordingly, the assets and liabilities of these entities are aggregated and shown as Assets held for sale and Liabilities held for sale in the December 31, 2014 consolidated balance sheet. See Note 13.

The Company reports certain investments using the cost or equity method of accounting, as appropriate. Intercompany balances and transactions have been eliminated in consolidation, with the exception of profits on intercompany sales to regulated affiliates if the sales price is reasonable and the future recovery of the sales price through the rate-making process is probable, as permitted by accounting guidance.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Utility Plant

Utility plant is stated at original cost. The costs of additions, replacements and betterments to utility plant, including direct labor, material and indirect charges for engineering, supervision and AFC, are added to utility plant accounts. The original cost of utility property retired or otherwise disposed of is removed from utility plant accounts and generally charged to accumulated depreciation. The costs of repairs and replacements of items of property determined to be less than a unit of property or that do not increase the asset’s life or functionality are charged to expense.

AFC is a noncash item that reflects the period cost of capital devoted to plant under construction. This accounting practice results in the inclusion of, as a component of construction cost, the costs of debt and equity capital dedicated to construction investment. AFC is included in rate base investment and depreciated as a component of plant cost in establishing rates for utility services. The Company’s regulated subsidiaries calculated AFC using average composite rates of 7.2% for 2014, 6.9% for 2013 and 6.3% for 2012. These rates do not exceed the maximum rates allowed in the various regulatory jurisdictions. SCE&G capitalizes interest on nuclear fuel in process at the actual interest cost incurred.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company records provisions for depreciation and amortization using the straight-line method based on the estimated service lives of the various classes of property. The composite weighted average depreciation rates for utility plant assets were as follows:

	2014	2013	2012
SCE&G	2.85%	2.96%	2.93%
GENCO	2.66%	2.66%	2.66%
CGT	2.11%	2.19%	2.09%
PSNC Energy	2.98%	3.01%	3.01%
Weighted average of above	2.84%	2.93%	2.90%

SCE&G records nuclear fuel amortization using the units-of-production method. Nuclear fuel amortization is included in “Fuel used in electric generation” and recovered through the fuel cost component of retail electric rates. Provisions for amortization of nuclear fuel include amounts necessary to satisfy obligations to the DOE under a contract for disposal of spent nuclear fuel.

Jointly Owned Utility Plant

SCE&G jointly owns and is the operator of Summer Station Unit 1. In addition, SCE&G will jointly own and will be the operator of the New Units being designed and constructed at the site of Summer Station. Each joint owner provides its own financing and shares the direct expenses and generation output in proportion to its ownership of a unit. SCE&G’s share of the direct expenses is included in the corresponding operating expenses on its income statement.

As of December 31,	2014		2013
	Unit 1	New Units	Unit 1	New Units
Percent owned	66.7%	55.0%	66.7%	55.0%
Plant in service	$1.2 billion	—	$1.1 billion	—
Accumulated depreciation	$578.3 million	—	$566.9 million	—
Construction work in progress	$199.3 million	$2.7 billion	$127.1 million	$2.3 billion

SCE&G, on behalf of itself and as agent for Santee Cooper, has contracted with the Consortium for the design and construction of the New Units at the site of Summer Station. For a discussion of expected cash outlays and expected in-service dates for the New Units and a description of SCE&G’s agreement to acquire an additional 5% ownership in the New Units, see Note 10.

Included within receivables on the balance sheet were amounts due to SCE&G from Santee Cooper for its share of direct expenses and construction costs for Summer Station Unit 1 and the New Units. These amounts totaled $88.9 million at December 31, 2014 and $75.6 million at December 31, 2013.

Plant to be Retired

SCE&G expects to retire three units that are or were coal-fired by 2020, subject to future developments in environmental regulations, among other matters. The net carrying value of these units is identified as Plant to be Retired, Net in the consolidated financial statements. SCE&G plans to request recovery of and a return on the net carrying value of these units in future rate proceedings in connection with their retirement, and expects that such deferred amounts will be recovered through rates. In the meantime, these units remain in rate base, and SCE&G depreciates them using composite straight-line rates approved by the SCPSC. The net carrying value of three previously retired units is recorded in regulatory assets within unrecovered plant (see Note 2).

Major Maintenance

Planned major maintenance costs related to certain fossil fuel turbine equipment and nuclear refueling outages are accrued to regulatory assets in periods other than when incurred in accordance with approval by the SCPSC for such accounting treatment and rate recovery of expenses accrued thereunder. The difference between such cumulative major maintenance costs and cumulative collections are classified as a regulatory asset or regulatory liability on the consolidated balance sheet (see Note 2). Other planned major maintenance is expensed when incurred.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Through 2017, SCE&G is authorized to collect $18.4 million annually through electric rates to offset certain turbine maintenance expenditures. For the years ended December 31, 2014 and 2013, SCE&G incurred $19.4 million and $18.1 million, respectively, for turbine maintenance.

Nuclear refueling outages are scheduled 18 months apart. SCE&G accrued $1.2 million per month from July 2011 through December 2012 for its portion of the outages in the fall of 2012. Total costs for the 2012 outage were $32.3 million, of which SCE&G was responsible for $21.5 million. In connection with the SCPSC’s December 2012 approval of SCE&G’s retail electric rates (see Note 2), effective January 1, 2013, SCE&G began to accrue $1.4 million per month for its portion of the nuclear refueling outages that are scheduled to occur from the spring of 2014 through the spring of 2020. Total costs for the 2014 outage were $43.7 million, of which SCE&G was responsible for $29.1 million.

Goodwill

The Company considers amounts categorized by FERC as “acquisition adjustments” to be goodwill. At December 31, 2014 and 2013, assets with a carrying value of $210 million (net of writedown of $230 million) for PSNC Energy (Gas Distribution segment) were classified as goodwill. Assets with a carrying value of $20 million for CGT (All Other segment) were classified as assets held for sale as of December 31, 2014 and as goodwill as of December 31, 2013. The Company tests goodwill for impairment annually as of January 1, unless indicators, events or circumstances require interim testing to be performed. The goodwill impairment testing is generally a two-step quantitative process which in step one requires estimation of the fair value of the respective reporting unit and the comparison of that amount to its carrying value. If this step indicates an impairment (a carrying value in excess of fair value), then step two, measurement of the amount of the goodwill impairment (if any), is required. Accounting guidance adopted by the Company gives it the option to first perform a qualitative assessment of impairment. Based on this qualitative (“step zero”) assessment, if the Company determines that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, the Company is not required to proceed with the two-step quantitative assessment.

In evaluations of PSNC Energy, fair value was estimated using the assistance of an independent appraisal. In evaluations of CGT, estimated fair value was obtained from discounted cash flow and other analysis as of January 1, 2014. In all evaluations for the periods presented, step one has indicated no impairment. The estimated fair values of the reporting units are substantially in excess of their carrying values, and no impairment charges have been recorded; however, should a write-down be required in the future, such a charge would be treated as an operating expense.

Nuclear Decommissioning

Based on a decommissioning cost study, SCE&G’s two-thirds share of estimated site-specific nuclear decommissioning costs for Summer Station Unit 1, including the cost of decommissioning plant components both subject to and not subject to radioactive contamination, totals $696.8 million, stated in 2012 dollars. Santee Cooper is responsible for decommissioning costs related to its one-third ownership interest in Summer Station Unit 1. The cost estimate assumes that the site will be maintained over a period of approximately 60 years in such a manner as to allow for subsequent decontamination that would permit release for unrestricted use.

Under SCE&G’s method of funding decommissioning costs, amounts collected through rates ($3.2 million pre-tax in each of 2014, 2013 and 2012) are invested in insurance policies on the lives of certain Company personnel. SCE&G transfers to an external trust fund the amounts collected through electric rates, insurance proceeds and interest thereon, less expenses. The trusteed asset balance reflects the net cash surrender value of the insurance policies and cash held by the trust. Management intends for the fund, including earnings thereon, to provide for all eventual decommissioning expenditures for Summer Station Unit 1 on an after-tax basis.

Cash and Cash Equivalents

The Company considers temporary cash investments having original maturities of three months or less at time of purchase to be cash equivalents. These cash equivalents are generally in the form of commercial paper, certificates of deposit, repurchase agreements and treasury bills.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Accounts Receivable

Accounts receivable reflect amounts due from customers arising from the delivery of energy or related services and include revenues earned pursuant to revenue recognition practices described below. These receivables include both billed and unbilled amounts. Receivables are generally due within one month of receipt of invoices which are presented on a monthly cycle basis.

Inventory

Materials and supplies include the average cost of transmission, distribution, and generating plant materials. Materials are charged to inventory when purchased and then expensed or capitalized to plant, as appropriate, at weighted average cost when used. Fuel inventory includes the average cost of coal, natural gas and fuel oil. Fuel is charged to inventory when purchased and is expensed, at weighted average cost, as used and recovered through fuel cost recovery rates approved by the SCPSC or NCUC, as applicable. Emission allowances are included in inventory at average cost. Emission allowances are expensed at weighted average cost as used and recovered through fuel cost recovery rates approved by the SCPSC.

Asset Management and Supply Service Agreements

PSNC Energy utilizes asset management and supply service agreements with counterparties for certain natural gas storage facilities. Such counterparties held 48% and 48% of PSNC Energy’s natural gas inventory at December 31, 2014 and December 31, 2013, respectively, with a carrying value of $26.1 million and $22.8 million, respectively, through either capacity release or agency relationships. Under the terms of the asset management agreements, PSNC Energy receives storage asset management fees. No fees are received under supply service agreements. The agreements expire March 31, 2015.

Income Taxes

The Company files a consolidated federal income tax return. Under a joint consolidated income tax allocation agreement, each subsidiary’s current and deferred tax expense is computed on a stand-alone basis. Deferred tax assets and liabilities are recorded for the tax effects of all significant temporary differences between the book basis and tax basis of assets and liabilities at currently enacted tax rates. Deferred tax assets and liabilities are adjusted for changes in such tax rates through charges or credits to regulatory assets or liabilities if they are expected to be recovered from, or passed through to, customers of the Company’s regulated subsidiaries; otherwise, they are charged or credited to income tax expense.

Regulatory Assets and Regulatory Liabilities

The Company’s rate-regulated utilities record costs that have been or are expected to be allowed in the ratemaking process in a period different from the period in which the costs would be charged to expense or revenues would be recognized by a nonregulated enterprise. These regulatory assets and liabilities represent expenses deferred for future recovery from customers or obligations to be refunded to customers and are primarily classified in the balance sheet as regulatory assets and regulatory liabilities (see Note 2) and are amortized consistent with the treatment of the related costs in the ratemaking process.

Debt Premium, Discount and Expense, Unamortized Loss on Reacquired Debt

The Company records long-term debt premium and discount within long-term debt and amortizes them as components of interest charges over the terms of the respective debt issues. For regulated subsidiaries, other issuance expense and gains or losses on reacquired debt that is refinanced are recorded in other deferred debits or credits and are amortized over the term of the replacement debt, also as interest charges.

Environmental

The Company maintains an environmental assessment program to identify and evaluate current and former operations sites that could require environmental clean-up. As site assessments are initiated, estimates are made of

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the amount of expenditures, if any, deemed necessary to investigate and remediate each site. Environmental remediation liabilities are accrued when the criteria for loss contingencies are met. These estimates are refined as additional information becomes available; therefore, actual expenditures could differ significantly from the original estimates. Probable and estimable costs are accrued related to environmental sites on an undiscounted basis. Amounts estimated and accrued to date for site assessments and clean-up relate solely to regulated operations. Amounts expected to be recovered through rates are recorded in regulatory assets and, if applicable, amortized over approved amortization periods. Other environmental costs are expensed as incurred.

Income Statement Presentation

The Company presents the revenues and expenses of its regulated businesses and its retail natural gas marketing businesses (including those activities of segments described in Note 12) within operating income, and it presents all other activities within other income (expense).

Revenue Recognition

The Company records revenues during the accounting period in which it provides services to customers and includes estimated amounts for electricity and natural gas delivered but not billed. Unbilled revenues totaled $186.4 million at December 31, 2014 and $183.1 million at December 31, 2013.

Fuel costs, emission allowances and certain environmental reagent costs for electric generation are collected through the fuel cost component in retail electric rates. This component is established by the SCPSC during fuel cost hearings. Any difference between actual fuel costs and amounts contained in the fuel cost component is adjusted through revenue and is deferred and included when determining the fuel cost component during subsequent hearings.

SCE&G customers subject to a PGA are billed based on a cost of gas factor calculated in accordance with a gas cost recovery procedure approved by the SCPSC and subject to adjustment monthly. Any difference between actual gas costs and amounts contained in rates is adjusted through revenue and is deferred and included when making the next adjustment to the cost of gas factor. PSNC Energy’s PGA mechanism authorized by the NCUC allows the recovery of all prudently incurred gas costs, including the results of its hedging program, from customers. Any difference between actual gas costs and amounts contained in rates is deferred and included when establishing gas costs during subsequent PGA filings or in annual prudence reviews.

SCE&G’s gas rate schedules for residential, small commercial and small industrial customers include a WNA which minimizes fluctuations in gas revenues due to abnormal weather conditions. In August 2010, SCE&G implemented an eWNA on a pilot basis for its electric customers; effective with the first billing cycle of 2014, the eWNA was discontinued as approved by the SCPSC. See Note 2.

PSNC Energy is authorized by the NCUC to utilize a CUT which allows it to adjust base rates semi-annually for residential and commercial customers based on average per customer consumption, whether impacted by weather or other factors.

Taxes that are billed to and collected from customers are recorded as liabilities until they are remitted to the respective taxing authority. Such taxes are not included in revenues or expenses in the statements of income.

Earnings Per Share

The Company computes basic earnings per share by dividing net income by the weighted average number of common shares outstanding for the period. The Company computes diluted earnings per share using this same formula, after giving effect to securities considered to be dilutive potential common stock utilizing the treasury stock method. The Company has issued no securities that would have an antidilutive effect on earnings per share.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

A reconciliation of the weighted average number of common shares for each of the three years ended December 31, for basic and diluted purposes is as follows:

In Millions	2014	2013	2012
Weighted Average Shares Outstanding—Basic	141.9	138.7	131.1
Net effect of equity forward contracts	—	0.4	2.2

Weighted Average Shares Outstanding—Diluted	141.9	139.1	133.3

New Accounting Matters

In April 2014, the Financial Accounting Standards Board issued new accounting guidance for reporting discontinued operations and disclosures of disposals of components of an entity. Under this new guidance, only those discontinued operations which represent a strategic shift that will have a major effect on an entity’s operations and financial results should be reported as discontinued operations in the financial statements. As permitted, the Company adopted this new guidance for the period ended December 31, 2014.

In May 2014, the Financial Accounting Standards Board issued new accounting guidance for revenue arising from contracts with customers that supersedes most current revenue recognition guidance, including industry-specific guidance. This new revenue recognition model provides a five-step analysis in determining when and how revenue is recognized, and will require revenue recognition to depict the transfer of promised goods or services to customers in an amount that reflects the consideration a company expects to receive in exchange for those goods or services. The Company will be required to adopt the new guidance in the first quarter of 2017, and early adoption is not permitted. The Company has not determined the impact this guidance will have on its results of operations, cash flows or financial position.

2. RATE AND OTHER REGULATORY MATTERS

Rate Matters

Electric—Cost of Fuel

SCE&G’s retail electric rates include a cost of fuel component approved by the SCPSC which may be adjusted periodically to reflect changes in the price of fuel purchased. In connection with its annual review of base rates for fuel costs, and by order dated April 30, 2013, the SCPSC approved a settlement agreement among SCE&G, the ORS, and the SCEUC in which SCE&G agreed to reduce its environmental fuel cost component effective with the first billing cycle of May 2013. The order also provided for the accrual of certain debt-related carrying costs on a portion of SCE&G’s under-collected balance of base fuel costs, and approved SCE&G’s total fuel cost component.

Pursuant to a November 2013 SCPSC accounting order, the Company’s electric revenue for 2013 was reduced for adjustments to the fuel cost component and related under-collected fuel balance of $41.6 million. Such adjustments are fully offset by the recognition within other income, also pursuant to that accounting order, of gains realized upon the settlement of certain interest rate derivatives which had been entered into in anticipation of the issuance of long-term debt, which gains had been deferred as a regulatory liability. See also Note 6.

By order dated April 29, 2014, the SCPSC approved a settlement agreement among SCE&G, the ORS, and the SCEUC in which SCE&G agreed to increase its base fuel cost component by approximately $10.3 million for the 12-month period beginning with the first billing cycle of May 2014. The base fuel cost increase was offset by a reduction in SCE&G’s rate rider related to pension costs, which was approved by the SCPSC in March 2014. In addition, pursuant to the April 29, 2014 order, the Company’s electric revenue for 2014 was reduced by approximately $46 million for adjustments to the fuel cost component and related under-collected fuel balance. Such adjustments are fully offset by the recognition within other income of gains realized from the late 2013 settlement of certain interest rate derivatives which had been entered into in anticipation of the issuance of long-term debt, which gains had been deferred as a regulatory liability. The order also provided for the accrual of certain debt-related carrying costs on its under-collected balance of base fuel costs during the period May 1, 2014 through April 30, 2015. See also Note 6.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The cost of fuel includes amounts paid by SCE&G pursuant to the Nuclear Waste Act for the disposal of spent nuclear fuel. As a result of a November 2013 decision by the Court of Appeals, the DOE set the Nuclear Waste Act fee to zero effective May 16, 2014. The SCPSC will consider the impact of this action in future cost of fuel rate proceedings.

In October 2014, the SCPSC initiated its 2015 annual review of base rates for fuel costs. A public hearing for this annual review is scheduled for April 9, 2015. In connection with its January 2015 DSM Programs filing (see Electric-Base Rates herein), SCE&G notified the SCPSC that it anticipates proposing an adjustment to SCE&G’s cost of fuel that, if approved, will result in an overall decrease to its base fuel costs beginning with the first billing cycle of May 2015.

Electric—Base Rates

In October 2013, SCE&G received an accounting order from the SCPSC directing it to remove from rate base deferred income tax assets arising from capital expenditures related to the New Units and to accrue carrying costs (recorded as a regulatory asset) on those amounts during periods in which they are not included in rate base. Such carrying costs are determined at SCE&G’s weighted average long-term borrowing rate, and $5.8 million and $2.9 million of such carrying costs were accrued within other income during 2014 and 2013, respectively. SCE&G anticipates that when the New Units are placed in service and accelerated tax deprecation is recognized on them, these deferred income tax assets will decline. When these assets are fully offset by related deferred income tax liabilities, the carrying cost accruals will cease, and the regulatory asset will begin to be amortized.

In December 2012, the SCPSC approved a 4.23% overall increase in SCE&G’s retail electric base rates, effective January 1, 2013, and authorized an allowed return on common equity of 10.25%. The SCPSC also approved a mid-period reduction to the cost of fuel component in rates, a reduction in the DSM Programs component rider to retail rates, and the recovery of and a return on the net carrying value of certain retired generating plant assets described below. In February 2013, the SCPSC denied the SCEUC’s petition for rehearing and the denial was not appealed.

Prior to 2014, certain of SCE&G’s electric rates included an adjustment for eWNA. The eWNA was designed to mitigate the effects of abnormal weather on residential and commercial customers’ bills. On November 26, 2013, SCE&G, ORS and certain other parties filed a joint petition with the SCPSC requesting, among other things, that the SCPSC discontinue the eWNA effective with bills rendered on or after the first billing cycle of January 2014. On December 20, 2013, the SCPSC granted the relief requested in the joint petition. In connection with the termination of the eWNA effective December 31, 2013, and pursuant to an SCPSC order, electric revenues were reduced to reverse the prior accrual of an under-collected balance of $8.5 million. This revenue reduction was fully offset by the recognition within other income of $8.5 million of gains realized upon the settlement of certain interest rate derivatives, which gains had been deferred as a regulatory liability.

SCE&G files an IRP with the SCPSC annually which evaluates future electric generation needs based on a variety of factors, including customer energy demands, EPA regulations, reserve margins and fuel costs. SCE&G previously identified six coal-fired units that it has subsequently retired or intends to retire by 2020, subject to future developments in environmental regulations, among other matters. Three of these units had been retired by December 31, 2013, and their net carrying value is recorded in regulatory assets as unrecovered plant and is being amortized over the units’ previously estimated remaining useful lives as approved by the SCPSC. The net carrying value of the remaining units is included in Plant to be Retired, Net. In connection with their retirement, SCE&G expects to be allowed a recovery of and a return on the net carrying value of these remaining units through rates. In the meantime, these units remain in rate base, and SCE&G continues to depreciate them using composite straight-line rates approved by the SCPSC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SCE&G’s DSM Programs for electric customers provide for an annual rider, approved by the SCPSC, to allow recovery of the costs and net lost revenues associated with the DSM Programs, along with an incentive for investing in such programs. SCE&G submits annual filings regarding the DSM Programs, net lost revenues, program costs, incentives and net program benefits. The SCPSC approved recovery of the following amounts pursuant to annual DSM Programs filings, which went into effect as indicated below:

Year	Effective	Amount
2014	First billing cycle of May	$15.4 million
2013	First billing cycle of May	$16.9 million
2012	First billing cycle of May	$19.6 million

Other activity related to SCE&G’s DSM Programs is as follows:

•	In May 2013, the SCPSC ordered the deferral of one-half of the net lost revenues and provided for their recovery over a 12-month period beginning with the first billing cycle in May 2014.

•

In April 2014, the SCPSC approved SCE&G’s request to (1) recover one-half of the balance of allowable costs beginning with bills rendered on and after the first billing cycle of May 2014 and to recover the remaining balance of allowable costs beginning with bills rendered on and after the first billing cycle of May 2015, (2) utilize approximately $17.8 million of gains from the late 2013 settlement of certain interest rate derivative instruments, previously deferred as regulatory liabilities, to offset a portion of the net lost revenues component of SCE&G’s DSM Program rider, and (3) apply $5.0 million of its storm damage reserve and $5.0 million of the gains from the settlement of certain interest rate derivative instruments to the remaining balance of deferred net lost revenues as of April 30, 2014, which had been deferred within regulatory assets resulting from the May 2013 order previously described.

•

In addition, in April 2014 the SCPSC, upon recommendation of the ORS, reduced by 25%, or $6.6 million, the amount of net lost revenues SCE&G expects to experience over the 12-month period beginning with the first billing cycle of May 2014, and ordered that the $6.6 million be applied to decrease the amount of program costs deferred for recovery. Actual net lost revenues not collected in the current DSM Programs rate rider are subject to true up in the following program year.

•

In January 2015, SCE&G submitted its annual DSM Programs filing to the SCPSC. If approved, the filing would, among other things, allow recovery of $33.0 million of costs and net lost revenues associated with the DSM Programs, along with an incentive to invest in such programs.

Electric—BLRA

In November 2012, the SCPSC approved an updated milestone schedule and additional updated capital costs for the New Units. In addition, the SCPSC approved revised substantial completion dates for the New Units based on the March 30, 2012 issuance of the COL and the amounts agreed upon by SCE&G and the Consortium in July 2012 to resolve known claims by the Consortium for costs related to COL delays, design modifications of the shield building and certain pre-fabricated structural modules for the New Units and unanticipated rock conditions at the site. In December 2012, the SCPSC denied separate petitions filed by two parties requesting reconsideration of its order. On October 22, 2014, the South Carolina Supreme Court affirmed the SCPSC’s order on appeal.

Under the BLRA, SCE&G is allowed to file revised rates with the SCPSC each year to incorporate the financing cost of any incremental construction work in progress incurred for new nuclear generation. Requested rate adjustments are based on SCE&G’s updated cost of debt and capital structure and on an allowed return on common equity of 11.0%. The SCPSC has approved recovery of the following amounts under the BLRA effective for bills rendered on and after October 30 in the following years:

Year	Increase	Amount
2014	2.8%	$66.2 million
2013	2.9%	$67.2 million
2012	2.3%	$52.1 million

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Gas

SCE&G

The RSA is designed to reduce the volatility of costs charged to customers by allowing for more timely recovery of the costs that regulated utilities incur related to natural gas infrastructure. The SCPSC has approved the following rate changes pursuant to annual RSA filings effective with the first billing cycle of November in the following years:

Year	Action	Amount
2014	0.6% Decrease	$2.6 million
2013	No change
2012	2.1% Increase	$7.5 million

SCE&G’s natural gas tariffs include a PGA that provides for the recovery of actual gas costs incurred, including transportation costs. SCE&G’s gas rates are calculated using a methodology which may adjust the cost of gas monthly based on a 12-month rolling average, and its gas purchasing policies and practices are reviewed annually by the SCPSC. The annual reviews conducted for each of the 12-month periods ended July 31, 2014 and 2013 resulted in the SCPSC issuing an order finding that SCE&G’s gas purchasing policies and practices during each review period were reasonable and prudent.

PSNC Energy

PSNC Energy is subject to a Rider D rate mechanism which allows it to recover from customers all prudently incurred gas costs and certain uncollectible expenses related to gas cost. The Rider D rate mechanism also allows PSNC Energy to recover, in any manner authorized by the NCUC, losses on negotiated gas and transportation sales.

PSNC Energy’s rates are established using a benchmark cost of gas approved by the NCUC, which may be periodically adjusted to reflect changes in the market price of natural gas. PSNC Energy revises its tariffs with the NCUC as necessary to track these changes and accounts for any over- or under-collection of the delivered cost of gas in its deferred accounts for subsequent rate consideration. The NCUC reviews PSNC Energy’s gas purchasing practices annually. In addition, PSNC Energy utilizes a CUT which allows it to adjust its base rates semi-annually for residential and commercial customers based on average per customer consumption.

In September 2014, in connection with PSNC Energy’s 2014 Annual Prudence Review, the NCUC determined that PSNC Energy’s gas costs, including all hedging transactions, were reasonable and prudently incurred during the 12 months ended March 31, 2014.

In 2013, the State of North Carolina passed legislation that changed statutes covering income taxes, among other things. In December 2013, the NCUC issued an order notifying utilities that the incremental revenue requirement impact associated with the change in the level of state income tax expense included in each utility’s cost of service would be deemed to be collected on a provisional basis (subject to refund) beginning January 1, 2014. On May 13, 2014, the NCUC issued an order requiring utilities to adjust rates to reflect changes in the state corporate income tax rate and to file a proposal to refund amounts collected on a provisional basis. Pursuant to the order, PSNC Energy lowered its rates effective July 1, 2014, and notwithstanding a subsequent reversal of the NCUC’s order, PSNC Energy expects to refund amounts collected on a provisional basis through the normal operation of its Rider D rate mechanism. At December 31, 2014, these amounts were not significant.

Regulatory Assets and Regulatory Liabilities

The Company’s cost-based, rate-regulated utilities recognize in their financial statements certain revenues and expenses in different time periods than do enterprises that are not rate-regulated. As a result, the Company has recorded regulatory assets and regulatory liabilities which are summarized in the following tables. Other than unrecovered plant, substantially all regulatory assets are either explicitly excluded from rate base or are effectively excluded from rate base due to their being offset by related liabilities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

	December 31,
Millions of dollars	2014	2013
Regulatory Assets:
Accumulated deferred income taxes	$284	$259
Under-collections—electric fuel adjustment clause	20	18
Environmental remediation costs	40	41
AROs and related funding	366	368
Franchise agreements	26	31
Deferred employee benefit plan costs	350	238
Planned major maintenance	2	—
Deferred losses on interest rate derivatives	453	124
Deferred pollution control costs	36	37
Unrecovered plant	137	145
DSM Programs	56	51
Other	53	48

Total Regulatory Assets	$1,823	$1,360

Regulatory Liabilities:
Accumulated deferred income taxes	$22	$24
Asset removal costs	703	695
Storm damage reserve	6	27
Monetization of bankruptcy claim	—	29
Deferred gains on interest rate derivatives	82	181
Planned major maintenance	—	10
Other	1	—

Total Regulatory Liabilities	$814	$966

Accumulated deferred income tax liabilities that arose from utility operations that have not been included in customer rates are recorded as a regulatory asset. Substantially all of these regulatory assets relate to depreciation and are expected to be recovered over the remaining lives of the related property which may range up to approximately 70 years. Similarly, accumulated deferred income tax assets arising from deferred investment tax credits are recorded as a regulatory liability.

Under-collections—electric fuel adjustment clause represent amounts due from customers pursuant to the fuel adjustment clause as approved by the SCPSC which are expected to be recovered in retail electric rates over periods exceeding 12 months.

Environmental remediation costs represent costs associated with the assessment and clean-up of sites currently or formerly owned by the Company, and are expected to be recovered over periods of up to approximately 25 years.

ARO and related funding represents the regulatory asset associated with the legal obligation to decommission and dismantle Summer Station and conditional AROs related to generation, transmission and distribution properties, including gas pipelines. These regulatory assets are expected to be recovered over the related property lives and periods of decommissioning which may range up to approximately 90 years.

Franchise agreements represent costs associated with electric and gas franchise agreements with the cities of Charleston and Columbia, South Carolina. Based on an SCPSC order, SCE&G is recovering these amounts through cost of service rates through 2020.

Employee benefit plan costs of the regulated utilities have historically been recovered as they have been recorded under generally accepted accounting principles. Deferred employee benefit plan costs represent pension and other postretirement benefit costs which were accrued as liabilities and treated as regulatory assets pursuant to FERC guidance, and costs deferred pursuant to specific SCPSC regulatory orders. Accordingly, in 2013 SCE&G began recovering through utility rates approximately $63 million of deferred pension costs for electric operations over

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

approximately 30 years and approximately $14 million of deferred pension costs for gas operations over approximately 14 years. The remainder of the deferred benefit costs are expected to be recovered through utility rates, primarily over average service periods of participating employees, or up to approximately 12 years.

Planned major maintenance related to certain fossil-fueled turbine/generation equipment and nuclear refueling outages is accrued in periods other than when incurred, as approved pursuant to specific SCPSC orders. SCE&G collects and accrues $18.4 million annually for fossil-fueled turbine/generation equipment maintenance, and collects and accrues $17.2 million annually for nuclear-related refueling charges.

Deferred losses or gains on interest rate derivatives represent (i) the effective portions of changes in fair value and payments made or received upon settlement of certain interest rate derivatives designated as cash flow hedges and (ii) the changes in fair value and payments made or received upon settlement of certain other interest rate derivatives not so designated. The amounts recorded with respect to (i) are expected to be amortized to interest expense over the lives of the underlying debt through 2038. The amounts recorded with respect to (ii) are expected to be similarly amortized to interest expense over periods up to approximately 50 years except when, in the case of deferred gains, such amounts are applied otherwise at the direction of the SCPSC. Also, in 2014, as discussed above at Rate Matters—Electric—Cost of Fuel and Rate Matters—Electric—Base Rates, certain of these deferred amounts were applied to offset under-collected fuel balances and unrecorded net lost revenues related to DSM Programs.

Deferred pollution control costs represent deferred depreciation and operating and maintenance costs associated with the scrubbers installed at certain coal-fired generating plants pursuant to specific regulatory orders. Such costs are being recovered through utility rates through 2045.

Unrecovered plant represents the carrying value of coal-fired generating units, including related materials and supplies inventory, retired from service prior to being fully depreciated. Pursuant to SCPSC approval, SCE&G is amortizing these amounts through cost of service rates over the units’ previous estimated remaining useful lives through 2025. Unamortized amounts are included in rate base and are earning a current return.

DSM Programs represent deferred costs associated with such programs. As a result of an April 2014 SCPSC order, deferred costs are currently being recovered over approximately ten years through an approved rate rider. See Rate Matters—Electric—Base Rates above for details regarding the 2014 filing with the SCPSC regarding recovery of these deferred costs.

Various other regulatory assets are expected to be recovered in rates over periods of up to approximately 30 years.

Asset removal costs represent estimated net collections through depreciation rates of amounts to be incurred for the non-legal obligation to remove assets in the future.

The storm damage reserve represents an SCPSC-approved collection through SCE&G electric rates, capped at $100 million, which can be applied to offset incremental storm damage costs in excess of $2.5 million in a calendar year. Pursuant to specific regulatory orders, SCE&G has suspended storm damage reserve collection through rates indefinitely. In 2014, $16.8 million of the reserve was applied to offset incremental storm damage costs. Also, as discussed above at Rate Matters—Electric—Base Rates, in April 2014 $5.0 million of the reserve was applied to offset unrecovered net lost revenues related to DSM Programs.

The monetization of bankruptcy claim represented proceeds from the sale of a bankruptcy claim which was being amortized into operating revenue through February 2024. The balance at December 31, 2014 has been reclassified to Liabilities held for sale (see Note 13).

The SCPSC, the NCUC or the FERC has reviewed and approved through specific orders most of the items shown as regulatory assets. Other regulatory assets include, but are not limited to, certain costs which have not been specifically approved for recovery by the SCPSC, the NCUC or by the FERC. In recording such costs as regulatory assets, management believes the costs will be allowable under existing rate-making concepts that are embodied in

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

rate orders received by the Company. The costs are currently not being recovered, but are expected to be recovered through rates in future periods. In the future, as a result of deregulation or other changes in the regulatory environment or changes in accounting requirements, the Company could be required to write off its regulatory assets and liabilities. Such an event could have a material effect on the Company’s results of operations, liquidity or financial position in the period the write-off would be recorded.

3. COMMON EQUITY

The Company’s articles of incorporation do not limit the dividends that may be paid on its common stock. However, SCE&G’s bond indenture and PSNC Energy’s note purchase and debenture purchase agreements each contain provisions that, under certain circumstances, which the Company considers to be remote, could limit the payment of cash dividends on their respective common stock.

The Federal Power Act requires the appropriation of a portion of certain earnings from hydroelectric projects. At December 31, 2014 and 2013, retained earnings of approximately $67.7 million and $63.1 million, respectively, were restricted by this requirement as to payment of cash dividends on SCE&G’s common stock.

Authorized shares of common stock were 200 million as of December 31, 2014 and 2013.

SCANA issued common stock valued at $99.3 million, $100.9 million and $97.7 million (when issued) during the years ended December 31, 2014, 2013 and 2012, respectively, to satisfy the requirements of various compensation and dividend reinvestment plans. In addition, in March 2013, SCANA settled all forward sales contracts related to its common stock through the issuance of approximately 6.6 million common shares, resulting in net proceeds of approximately $196.2 million.

4. LONG-TERM AND SHORT-TERM DEBT

Long-term debt by type with related weighted average effective interest rates and maturities at December 31 is as follows:

		2014		2013
Dollars in millions	Maturity	Balance	Rate	Balance	Rate
Medium Term Notes (unsecured)	2020 - 2022	$800	5.42%	$800	5.42%
Senior Notes (unsecured) (a)	2015 - 2034	88	0.93%	92	0.94%
First Mortgage Bonds (secured)	2018 - 2064	3,840	5.56%	3,540	5.60%
Junior Subordinated Notes (unsecured) (b)	2065	150	7.92%	150	7.92%
GENCO Notes (secured)	2015 - 2024	227	5.90%	233	5.89%
Industrial and Pollution Control Bonds (c)	2028 - 2038	122	3.51%	158	3.83%
Senior Debentures	2020 - 2026	350	5.93%	350	5.93%
Nuclear Fuel Financing	2016	100	0.78%	100	0.78%
Other	2015 - 2027	17	2.90%	20	2.73%

Total debt		5,694		5,443
Current maturities of long-term debt		(166)		(54)
Unamortized premium		3		6

Total long-term debt, net		$5,531		$5,395

(a)	Variable rate notes hedged by a fixed interest rate swap (fixed rate of 6.17%)

(b)	Redeemed at par prior to maturity on February 2, 2015, and included in the current portion of long-term debt on the balance sheet at December 31, 2014.

(c)	Includes variable rate debt of $67.8 million at December 31, 2014 (rate of 0.04%) and 2013 (rate of 0.11%) which are hedged by fixed swaps.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The annual amounts of long-term debt maturities for the next five years are summarized as follows:

Year	Millions of dollars
2015	$166
2016	115
2017	14
2018	723
2019	13

Substantially all of SCE&G’s and GENCO’s electric utility plant is pledged as collateral in connection with long-term debt.

SCE&G is subject to a bond indenture dated April 1, 1993 (Mortgage) covering substantially all of its electric properties under which all of its first mortgage bonds (Bonds) have been issued. Bonds may be issued under the Mortgage in an aggregate principal amount not exceeding the sum of (1) 70% of Unfunded Net Property Additions (as therein defined), (2) the aggregate principal amount of retired Bonds and (3) cash deposited with the trustee. Bonds, other than certain Bonds issued on the basis of retired Bonds, may be issued under the Mortgage only if Adjusted Net Earnings (as therein defined) for 12 consecutive months out of the 18 months immediately preceding the month of issuance are at least twice (2.0) the annual interest requirements on all outstanding Bonds and Bonds to be outstanding (Bond Ratio). For the year ended December 31, 2014, the Bond Ratio was 5.41.

Lines of Credit and Short-Term Borrowings

At December 31, 2014 and 2013, SCANA, SCE&G (including Fuel Company) and PSNC Energy had available the following committed LOC and had outstanding the following LOC-related obligations and commercial paper borrowings:

	SCANA		SCE&G		PSNC Energy
Millions of dollars	2014	2013	2014	2013	2014	2013
Lines of Credit:
Total committed long-term	$300	300	1,400	1,400	100	100
Outstanding commercial paper (270 or fewer days)	$179	$125	$709	$251	$30	—
Weighted average interest rate	0.54%	0.39%	0.52%	0.27%	0.65%	—
Letters of credit supported by LOC	$3	$3	$0.3	$0.3	—	—
Available	$118	$172	$691	$1,149	$70	$100

SCANA, SCE&G (including Fuel Company) and PSNC Energy are parties to five-year credit agreements in the amounts of $300 million, $1.2 billion (of which $500 million relates to Fuel Company) and $100 million, respectively. In addition, SCE&G is party to a three-year credit agreement in the amount of $200 million. In October 2014, the term of the five-year agreements was extended by one year, such that they expire in October 2019. The three-year agreement expires in October 2016. These credit agreements are used for general corporate purposes, including liquidity support for each company’s commercial paper program and working capital needs and, in the case of Fuel Company, to finance or refinance the purchase of nuclear fuel, certain fossil fuels, and emission and other environmental allowances. These committed long-term facilities are revolving lines of credit under credit agreements with a syndicate of banks. Wells Fargo Bank, National Association, Bank of America, N.A. and Morgan Stanley Bank, N.A. each provide 10.7% of the aggregate $1.8 billion credit facilities, JPMorgan Chase Bank, N.A., Mizuho Corporate Bank, Ltd., TD Bank N.A., Credit Suisse AG, Cayman Islands Branch and UBS Loan Finance LLC each provide 8.9%, and Branch Banking and Trust Company, Union Bank, N.A. and U.S. Bank National Association each provide 6.3%. Two other banks provide the remaining support. The Company pays fees to the banks as compensation for maintaining the committed lines of credit. Such fees were not material in any period presented.

On January 29, 2015, SCANA entered into an unsecured, three-month credit agreement in the amount of $150 million. SCANA entered this agreement to ensure sufficient liquidity was available to redeem its junior subordinated notes on February 2, 2015. No borrowings were made under this agreement, and it expired according to its terms on February 6, 2015.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company is obligated with respect to an aggregate of $67.8 million of industrial revenue bonds which are secured by letters of credit issued by TD Bank N.A. The letters of credit expire, subject to renewal, in the fourth quarter of 2019.

The Company pays fees to the banks as compensation for maintaining committed lines of credit. Such fees were not material in any period presented.

5. INCOME TAXES

Components of income tax expense are as follows:

Millions of dollars	2014	2013	2012
Current taxes:
Federal	$38	$161	$103
State	(4)	17	10

Total current taxes	34	178	113

Deferred taxes, net:
Federal	184	39	72
State	34	10	14

Total deferred taxes	218	49	86

Investment tax credits:
Amortization of amounts deferred-state	(1)	(1)	(14)
Amortization of amounts deferred-federal	(3)	(3)	(3)

Total investment tax credits	(4)	(4)	(17)

Total income tax expense	$248	$223	$182

The difference between actual income tax expense and the amount calculated from the application of the statutory 35% federal income tax rate to pre-tax income is reconciled as follows:

Millions of dollars	2014	2013	2012
Net income	$538	$471	$420
Income tax expense	248	223	182

Total pre-tax income	$786	$694	$602

Income taxes on above at statutory federal income tax rate	$275	$243	$211
Increases (decreases) attributed to:
State income taxes (less federal income tax effect)	24	22	19
State investment tax credits (less federal income tax effect)	(5)	(5)	(13)
Allowance for equity funds used during construction	(11)	(9)	(8)
Deductible dividends—Stock Purchase Savings Plan	(10)	(10)	(9)
Amortization of federal investment tax credits	(3)	(3)	(3)
Section 41 tax credits	(3)	—	—
Section 45 tax credits	(9)	(5)	(5)
Domestic production activities deduction	(7)	(11)	(9)
Other differences, net	(3)	1	(1)

Total income tax expense	$248	$223	$182

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The tax effects of significant temporary differences comprising the Company’s net deferred tax liability are as follows:

Millions of dollars	2014	2013
Deferred tax assets:
Nondeductible accruals	$127	$84
Asset retirement obligation, including nuclear decommissioning	216	220
Financial instruments	40	32
Unamortized investment tax credits	17	19
Regulatory liability, net gain on interest rate derivative contracts settlement	—	27
Monetization of bankruptcy claim	10	11
Other	10	13

Total deferred tax assets	420	406

Deferred tax liabilities:
Property, plant and equipment	$1,928	$1,765
Deferred employee benefit plan costs	107	63
Regulatory asset, asset retirement obligation	122	121
Deferred fuel costs	27	25
Regulatory asset, unrecovered plant	53	55
Regulatory asset, net loss on interest rate derivative contracts settlement	21	—
Demand side management costs	21	21
Prepayments	27	25
Other	45	38

Total deferred tax liabilities	2,351	2,113

Net deferred tax liability	$1,931	$1,707

During the third quarter of 2013, the State of North Carolina passed legislation that lowered the state corporate income tax rate from 6.9% to 6.0% in 2014 and 5.0% in 2015. In connection with this change in tax rates, related state deferred tax amounts were remeasured, with the change in their balances being credited to a regulatory liability. The change in income tax rates did not and is not expected to have a material impact on the Company’s financial position, results of operations or cash flows. Additionally, during the third quarter of 2013, the IRS issued final regulations regarding the capitalization of certain costs for income tax purposes and re-proposed certain other related regulations (collectively referred to as tangible personal property regulations). Related IRS revenue procedures were then issued on January 24, 2014. These regulations did not and are not expected to, have a material impact on the Company’s financial position, results of operations or cash flows.

The Company files a consolidated federal income tax return, and the Company and its subsidiaries file various applicable state and local income tax returns. The IRS has completed examinations of the Company’s federal returns through 2004, and the Company’s federal returns through 2007 are closed for additional assessment. The IRS is currently examining SCANA’s open federal returns through 2012. With few exceptions, the Company is no longer subject to state and local income tax examinations by tax authorities for years before 2010.

Changes to Unrecognized Tax Benefits

Millions of dollars	2014	2013	2012
Unrecognized tax benefits, January 1	$3	—	$38
Gross increases—uncertain tax positions in prior period	—	—	—
Gross decreases—uncertain tax positions in prior period	—	—	(38)
Gross increases—current period uncertain tax positions	13	$3	—
Settlements	—	—	—
Lapse of statute of limitations	—	—	—

Unrecognized tax benefits, December 31	$16	$3	$—

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In connection with the change in method of tax accounting for certain repair costs in prior years, the Company had previously recorded an unrecognized tax benefit. During the first quarter of 2012, the publication of new administrative guidance from the IRS allowed the Company to recognize this benefit. Since this change was primarily a temporary difference, the recognition of this benefit did not have a significant effect on the Company’s effective tax rate.

During 2013 and 2014, the Company amended certain of its tax returns to claim certain tax-defined research and development deductions and credits. In connection with these filings, the Company recorded an unrecognized tax benefit of $16 million. If recognized, $13 million of the tax benefit would affect the Company’s effective tax rate. It is reasonably possible that this tax benefit will increase by an additional $2 million within the next 12 months. It is also reasonably possible that this tax benefit may decrease by $7 million within the next 12 months. No other material changes in the status of the Company’s tax positions have occurred through December 31, 2014.

As of December 31, 2014, prepayments primarily relates to the late 2014 extension of the 50% bonus depreciation deduction. Further, a current deferred tax liability of $51.3 million related to the sales of CGT and SCI is included within other current liabilities.

The Company recognizes interest accrued related to unrecognized tax benefits within interest expense and recognizes tax penalties within other expenses. In connection with the resolution of the uncertainty and recognition of the tax benefit in 2012, during 2012 the Company reversed $2 million of interest expense which had been accrued during 2011. The Company has not recorded interest expense or penalties associated with uncertain tax positions in 2013 or 2014.

6. DERIVATIVE FINANCIAL INSTRUMENTS

The Company recognizes all derivative instruments as either assets or liabilities in its statements of financial position and measures those instruments at fair value. The Company recognizes changes in the fair value of derivative instruments either in earnings, as a component of other comprehensive income (loss) or, for regulated subsidiaries, within regulatory assets or regulatory liabilities, depending upon the intended use of the derivative and the resulting designation.

Policies and procedures and risk limits are established to control the level of market, credit, liquidity and operational and administrative risks assumed by the Company. SCANA’s Board of Directors has delegated to a Risk Management Committee the authority to set risk limits, establish policies and procedures for risk management and measurement, and oversee and review the risk management process and infrastructure for SCANA and each of its subsidiaries. The Risk Management Committee, which is comprised of certain officers, including the Company’s Risk Management Officer and senior officers, apprises the Audit Committee of the Board of Directors with regard to the management of risk and brings to their attention significant areas of concern. Written policies define the physical and financial transactions that are approved, as well as the authorization requirements and limits for transactions.

Commodity Derivatives

The Company uses derivative instruments to hedge forward purchases and sales of natural gas, which create market risks of different types. Instruments designated as cash flow hedges are used to hedge risks associated with fixed price obligations in a volatile market and risks associated with price differentials at different delivery locations. Instruments designated as fair value hedges are used to mitigate exposure to fluctuating market prices created by fixed prices of stored natural gas. The basic types of financial instruments utilized are exchange-traded instruments, such as NYMEX futures contracts or options, and over-the-counter instruments such as options and swaps, which are typically offered by energy companies and financial institutions. Cash settlements of commodity derivatives are classified as operating activities in the consolidated statement of cash flows.

PSNC Energy hedges natural gas purchasing activities using over-the-counter options and swaps and NYMEX futures and options. PSNC Energy’s tariffs also include a provision for the recovery of actual gas costs incurred, including any costs of hedging. PSNC Energy records premiums, transaction fees, margin requirements and any

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

realized gains or losses from its hedging program in deferred accounts as a regulatory asset or liability for the over- or under-recovery of gas costs. These derivative financial instruments are not designated as hedges for accounting purposes.

Unrealized gains and losses on qualifying cash flow hedges of nonregulated operations are deferred in AOCI. When the hedged transactions affect earnings, previously recorded gains and losses are reclassified from AOCI to cost of gas. The effects of gains or losses resulting from these hedging activities are either offset by the recording of the related hedged transactions or are included in gas sales pricing decisions made by the business unit.

As an accommodation to certain customers, SEMI, as part of its energy management services, offers fixed price supply contracts which are accounted for as derivatives. These sales contracts are offset by the purchase of supply futures and swaps which are also accounted for as derivatives. Neither the sales contracts nor the related supply futures and swaps are designated as hedges for accounting purposes.

Interest Rate Swaps

The Company may use interest rate swaps to manage interest rate risk and exposure to changes in fair value attributable to changes in interest rates on certain debt issuances. In cases in which the Company synthetically converts variable rate debt to fixed rate debt using swaps that are designated as cash flow hedges, periodic payments to or receipts from swap counterparties related to these derivatives are recorded within interest expense.

In anticipation of the issuance of debt, the Company may use treasury rate lock or forward starting swap agreements that are designated as cash flow hedges. Except as described in the following paragraph, the effective portions of changes in fair value and payments made or received upon termination of such agreements for regulated subsidiaries are recorded in regulatory assets or regulatory liabilities. For the holding company or nonregulated subsidiaries, such amounts are recorded in AOCI. Such amounts are amortized to interest expense over the term of the underlying debt. Ineffective portions of fair value changes are recognized in income.

Pursuant to regulatory orders issued in 2013, interest derivatives entered into by SCE&G after October 2013 are not designated as cash flow hedges and fair value changes and settlement amounts are recorded as regulatory assets and liabilities. Settlement losses on swaps will be amortized over the lives of subsequent debt issuances and gains may be applied to under-collected fuel, may be amortized to interest expense or may be applied as otherwise directed by the SCPSC. As discussed in Note 2, the SCPSC directed SCE&G to recognize $41.6 million and $8.5 million of realized gains (which had been deferred in regulatory liabilities) within other income, fully offsetting revenue reductions related to under-collected fuel balances and under-collected amounts arising under the eWNA program which was terminated at the end of 2013. As also discussed in Note 2, pursuant to regulatory orders issued in 2014, the SCPSC directed SCE&G to apply $46 million of these deferred gains to reduce under-collected fuel balances in April 2014. The SCPSC also approved SCE&G’s request to utilize approximately $17.8 million of these gains to offset a portion of the net lost revenues component of SCE&G’s DSM Program rider and apply $5.0 million of the gains to the remaining balance of deferred net lost revenues as of April 30, 2014, which had been deferred within regulatory assets.

Cash payments made or received upon settlement of these financial instruments are classified as investing activities for cash flow statement purposes.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Quantitative Disclosures Related to Derivatives

The Company was party to natural gas derivative contracts outstanding in the following quantities:

	Commodity and Other Energy Management Contracts (in MMBTU)
Hedge designation	Gas Distribution	Retail Gas Marketing	Energy Marketing	Total
As of December 31, 2014
Commodity	6,840,000	7,951,000	3,446,720	18,237,720
Energy Management (a)			37,495,339	37,495,339

Total (a)	6,840,000	7,951,000	40,942,059	55,733,059

As of December 31, 2013
Commodity	6,070,000	6,726,000	2,560,000	15,356,000
Energy Management (b)			27,359,958	27,359,958

Total (b)	6,070,000	6,726,000	29,919,958	42,715,958

(a)	Includes an aggregate 933,893 MMBTU related to basis swap contracts in Energy Marketing.

(b)	Includes an aggregate 348,453 MMBTU related to basis swap contracts in Energy Marketing.

The Company was party to interest rate swaps designated as cash flow hedges with aggregate notional amounts of $124.4 million at December 31, 2014, and $128.8 million at December 31, 2013. The Company was party to interest rate swaps not designated as cash flow hedges with an aggregate notional amount of $1.1 billion and $1.3 billion at December 31, 2014 and 2013, respectively.

The fair value of derivatives in the consolidated balance sheets is as follows:

	Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Millions of dollars	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
As of December 31, 2014
Designated as hedging instruments
Interest rate contracts			Derivative financial instruments	$5
			Other deferred credits and other liabilities	28
Commodity contracts			Other current assets	1
			Derivative financial instruments	11

Total				$45

Not designated as hedging instruments
Interest rate contracts			Derivative financial instruments	$207
			Other deferred credits and other liabilities	17
Commodity contracts	Other current assets	$1
Energy management contracts	Other current assets	15	Other current assets	5
			Derivative financial instruments	10
	Other deferred debits and other assets	5	Other deferred credits and other liabilities	5

Total		$21		$244

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

	Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Millions of dollars	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
As of December 31, 2013
Designated as hedging instruments
Interest rate contracts			Derivative financial instruments	$5
			Other deferred credits and other liabilities	14
Commodity contracts	Other current assets	$2

Total		$2		$19

Not designated as hedging instruments
Interest rate contracts	Other current assets	$13	Derivative financial instruments	$1
	Other deferred debits and other assets	19
Commodity contracts	Other current assets	2
Energy management contracts	Other current assets	4	Derivative financial instruments	4
	Other deferred debits and other assets	4	Other deferred credits and other liabilities	4

Total		$42		$9

Derivatives Designated as Fair Value Hedges

The Company had no interest rate or commodity derivatives designated as fair value hedges for any period presented.

Derivatives in Cash Flow Hedging Relationships

The effect of derivative instruments on the consolidated statements of income is as follows:

	Gain or (Loss) Deferred in Regulatory Accounts	Loss Reclassified from Deferred Accounts into Income (Effective Portion)
Millions of dollars	(Effective Portion)	Location	Amount
Year Ended December 31, 2014
Interest rate contracts	$(9)	Interest expense	$(3)
Year Ended December 31, 2013
Interest rate contracts	$106	Interest expense	$(3)
Year Ended December 31, 2012
Interest rate contracts	$84	Interest expense	$(3)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

	Gain or (Loss) Recognized in OCI, net of tax	Gain (Loss) Reclassified from AOCI into Income, net of tax (Effective Portion)
Millions of dollars	(Effective Portion)	Location	Amount
Year Ended December 31, 2014
Interest rate contracts	$(6)	Interest expense	$(7)
Commodity contracts	(8)	Gas purchased for resale	4

Total	$(14)		$(3)

Year Ended December 31, 2013
Interest rate contracts	$5	Interest expense	$(8)
Commodity contracts	2	Gas purchased for resale	(3)

Total	$7		$(11)

Year Ended December 31, 2012
Interest rate contracts	$(4)	Interest expense	$(6)
Commodity contracts	(4)	Gas purchased for resale	(13)

Total	$(8)		$(19)

As of December 31, 2014, the Company expects that during the next 12 months reclassifications from accumulated other comprehensive loss to earnings arising from cash flow hedges will include approximately $10.0 million as an increase to gas cost and approximately $7.1 million as an increase to interest expense, assuming natural gas and financial markets remain at their current levels. As of December 31, 2014, all of the Company’s commodity cash flow hedges settle by their terms before the end of 2017.

As of December 31, 2014, the Company expects that during the next twelve months reclassifications from regulatory accounts to earnings arising from cash flow hedges designated as hedging instruments will include approximately $2.3 million as an increase to interest expense assuming financial markets remain at their current levels.

Hedge Ineffectiveness

Other gain (losses) recognized in income representing ineffectiveness on interest rate hedges designated as cash flow hedges were insignificant for all periods presented.

Derivatives Not Designated as Hedging Instruments

	Loss Recognized in Income	Year Ended December 31,
Millions of dollars	Location	2014	2013	2012
Commodity contracts	Gas purchased for resale	—	—	$(1)

	Gain (Loss) Deferred in Regulatory Accounts	Gain Reclassified from Deferred Accounts into Income
Millions of dollars		Location	Amount
Year Ended December 31, 2014
Interest rate contracts	$(352)	Other income	$64
Year Ended December 31, 2013
Interest rate contracts	$39	Other income	$50
Year Ended December 31, 2012
Interest rate contracts	—		—

Gains reclassified to other income offset revenue reductions as previously described herein and in Note 2.

As of December 31, 2014, the Company expects that during the next twelve months reclassifications from regulatory accounts to earnings arising from interest rate swaps not designated as cash flow hedges will include approximately $5.2 million as an increase to other income.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Credit Risk Considerations

The Company limits credit risk in its commodity and interest rate derivatives activities by assessing the creditworthiness of potential counterparties before entering into transactions with them and continuing to evaluate their creditworthiness on an ongoing basis. In this regard, the Company uses credit ratings provided by credit rating agencies and current market-based qualitative and quantitative data, as well as financial statements, to assess the financial health of counterparties on an ongoing basis. The Company uses standardized master agreements which generally include collateral requirements. These master agreements permit the netting of cash flows associated with a single counterparty. Cash, letters of credit and parental/affiliate guarantees may be obtained as security from counterparties in order to mitigate credit risk. The collateral agreements require a counterparty to post cash or letters of credit in the event an exposure exceeds the established threshold. The threshold represents an unsecured credit limit which may be supported by a parental/affiliate guaranty, as determined in accordance with the Company’s credit policies and due diligence. In addition, collateral agreements allow for the termination and liquidation of all positions in the event of a failure or inability to post collateral.

Certain of the Company’s derivative instruments contain contingent provisions that require the Company to provide collateral upon the occurrence of specific events, primarily credit rating downgrades. As of December 31, 2014 and 2013, the Company had posted $152.4 million and $26.8 million, respectively, of collateral related to derivatives with contingent provisions that were in a net liability position. Collateral related to the positions expected to close in the next 12 months is recorded in Other Current Assets on the consolidated balance sheets. Collateral related to the noncurrent positions is recorded in Other within Deferred Debits and Other Assets on the consolidated balance sheets. If all of the contingent features underlying these instruments had been fully triggered as of December 31, 2014 and 2013, the Company would have been required to post an additional $129.8 million and $- million, respectively, of collateral to its counterparties. The aggregate fair value of all derivative instruments with contingent provisions that are in a net liability position as of December 31, 2014 and 2013, are $282.2 million and $25.2 million, respectively.

In addition, as of December 31, 2014 and December 31, 2013, the Company has collected no cash collateral related to interest rate derivatives with contingent provisions that are in a net asset position. If all the contingent features underlying these instruments had been fully triggered as of December 31, 2014 and December 31, 2013, the Company could request $- million and $34.1 million, respectively, of cash collateral from its counterparties. The aggregate fair value of all derivative instruments with contingent provisions that are in a net asset position as of December 31, 2014 and December 31, 2013 is $- million and $34.1 million, respectively. In addition, at December 31, 2014, the Company could have called on letters of credit in the amount of $9.2 million related to $20 million in commodity derivatives that are in a net asset position, compared to letters of credit of $6 million related to derivatives of $6 million at December 31, 2013, if all the contingent features underlying these instruments had been fully triggered.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Information related to the Company’s offsetting derivative assets and liabilities follows:

Offsetting Derivative Assets		Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Gross Amounts Not Offset in the Statement of Financial Position
Millions of dollars	Gross Amounts of Recognized Assets			Financial Instruments	Cash Collateral Received	Net Amount
As of December 31, 2014
Commodity	$1		$1			$1
Energy Management	20		20			20

Total	$21	—	$21	—	—	$21

Balance sheet location	Other current assets		$16
	Other deferred debits and other assets		5

	Total		$21

As of December 31, 2013
Interest rate	$32		$32	$(1)		$31
Commodity	4		4			4
Energy Management	8		8			8

Total	$44	—	$44	$(1)	—	$43

Balance sheet location	Other current assets		$21
	Other deferred debits and other assets		23

	Total		$44

Offsetting Derivative Liabilities		Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Gross Amounts Not Offset in the Statement of Financial Position
Millions of dollars	Gross Amounts of Recognized Liabilities			Financial Instruments	Cash Collateral Posted	Net Amount
As of December 31, 2014
Interest rate	$257		$257		$(131)	$126
Commodity	12		12		(10)	2
Energy Management	20		20		(11)	9

Total	$289	—	$289	—	$(152)	$137

Balance sheet location	Other current assets		$6
	Derivative financial instruments		233
	Other deferred credits and other liabilities		50

	Total		$289

As of December 31, 2013
Interest rate	$20		$20	$(1)	$(19)	—
Energy Management	8		8		(6)	$2

Total	$28	—	$28	$(1)	$(25)	$2

Balance sheet location	Derivative financial instruments		$10
	Other deferred credits and other liabilities		18

	Total		$28

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS, INCLUDING DERIVATIVES

The Company values available for sale securities using quoted prices from a national stock exchange, such as the NASDAQ, where the securities are actively traded. For commodity derivative and energy management assets and liabilities, the Company uses unadjusted NYMEX prices to determine fair value, and considers such measures of fair value to be Level 1 for exchange traded instruments and Level 2 for over-the-counter instruments. The Company’s interest rate swap agreements are valued using discounted cash flow models with independently sourced data. Fair value measurements, and the level within the fair value hierarchy in which the measurements fall, were as follows:

	As of December 31, 2014		As of December 31, 2013
Millions of dollars	Level 1	Level 2	Level 1	Level 2
Assets:
Available for sale securities	$13	—	$9	—
Interest rate contracts	—	—	—	$32
Commodity contracts	1	—	2	2
Energy management contracts	—	$20	1	7
Liabilities:
Interest rate contracts	—	257	—	20
Commodity contracts	1	11	—	—
Energy management contracts	5	18	—	12

There were no Level 3 fair value measurements for either period presented, and there were no transfers of fair value amounts into or out of Levels 1, 2 or 3 during the periods presented.

Financial instruments for which the carrying amount may not equal estimated fair value at December 31, 2014 and December 31, 2013 were as follows:

	As of December 31, 2014		As of December 31, 2013
Millions of dollars	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Long-term debt	$5,697.2	$6,592.1	$5,449.3	$5,916.3

Fair values of long-term debt instruments are based on net present value calculations using independently sourced market data that incorporate a developed discount rate using similarly rated long-term debt, along with benchmark interest rates. As such, the aggregate fair values presented above are considered to be Level 2. Early settlement of long-term debt may not be possible or may not be considered prudent.

Carrying values of short-term borrowings approximate their fair values, which are based on quoted prices from dealers in the commercial paper market. These fair values are considered to be Level 2.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. EMPLOYEE BENEFIT PLANS AND EQUITY COMPENSATION PLAN

Pension and Other Postretirement Benefit Plans

The Company sponsors a noncontributory defined benefit pension plan covering substantially all regular, full-time employees hired before January 1, 2014. Benefits are no longer offered to employees hired or rehired after December 31, 2013, and pension benefits for existing participants will no longer accrue for services performed or compensation earned after December 31, 2023. The Company’s policy has been to fund the plan as permitted by applicable federal income tax regulations, as determined by an independent actuary.

The Company’s pension plan provides benefits under a cash balance formula for employees hired before January 1, 2000 who elected that option and for all eligible employees hired subsequently. Under the cash balance formula, benefits accumulate as a result of compensation credits and interest credits. Employees hired before January 1, 2000 who elected to remain under the final average pay formula earn benefits based on years of credited service and the employee’s average annual base earnings received during the last three years of employment. Benefits under the cash balance formula and the final average pay formula will continue to accrue through December 31, 2023, after which date no benefits will be accrued except that participants under the cash balance formula will continue to earn interest credits.

In addition to pension benefits, the Company provides certain unfunded postretirement health care and life insurance benefits to certain active and retired employees. Retirees hired before January 1, 2011 share in a portion of their medical care cost. Employees hired after December 31, 2010 are responsible for the full cost of retiree medical benefits elected by them. The costs of postretirement benefits other than pensions are accrued during the years the employees render the services necessary to be eligible for these benefits.

Changes in Benefit Obligations

The measurement date used to determine pension and other postretirement benefit obligations is December 31. Data related to the changes in the projected benefit obligation for pension benefits and the accumulated benefit obligation for other postretirement benefits are presented below.

	Pension Benefits		Other Postretirement Benefits
Millions of dollars	2014	2013	2014	2013
Benefit obligation, January 1	$823.0	$931.6	$238.0	$265.3
Service cost	20.0	21.8	4.6	5.9
Interest cost	40.4	38.5	12.0	11.1
Plan participants’ contributions	—	—	2.2	2.6
Actuarial (gain) loss	100.1	(83.4)	23.5	(35.1)
Benefits paid	(64.0)	(60.0)	(12.1)	(11.8)
Curtailment	—	(25.5)	—	—

Benefit obligation, December 31	$919.5	$823.0	$268.2	$238.0

The accumulated benefit obligation for pension benefits was $888.3 million at the end of 2014 and $796.4 million at the end of 2013. The accumulated pension benefit obligation differs from the projected pension benefit obligation above in that it reflects no assumptions about future compensation levels.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Significant assumptions used to determine the above benefit obligations are as follows:

	Pension Benefits		Other Postretirement Benefits
	2014	2013	2014	2013
Annual discount rate used to determine benefit obligation	4.20%	5.03%	4.30%	5.19%
Assumed annual rate of future salary increases for projected benefit obligation	3.00%	3.00%	3.00%	3.75%

A 7.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2014. The rate was assumed to decrease gradually to 5.0% for 2020 and to remain at that level thereafter.

A one percent increase in the assumed health care cost trend rate would increase the postretirement benefit obligation by $1.1 million at December 31, 2014 and by $1.3 million at December 31, 2013. A one percent decrease in the assumed health care cost trend rate would decrease the postretirement benefit obligation by $1.0 million at December 31, 2014 and by $1.2 million at December 31, 2013.

Funded Status

Millions of Dollars December 31,	Pension Benefits		Other Postretirement Benefits
	2014	2013	2014	2013
Fair value of plan assets	$861.8	$870.0	—	—
Benefit obligation	919.5	823.0	$268.2	$238.0

Funded status	$(57.7)	$47.0	$(268.2)	$(238.0)

Amounts recognized on the consolidated balance sheets were as follows:

Millions of Dollars December 31,	Pension Benefits		Other Postretirement Benefits
	2014	2013	2014	2013
Current liability	—	—	$(11.2)	$(11.5)
Noncurrent asset	—	$47.0	—	—
Noncurrent liability	$(57.7)	—	(257.0)	(226.5)

Amounts recognized in accumulated other comprehensive loss (a component of common equity) as of December 31, 2014 and 2013 were as follows:

Millions of Dollars December 31,	Pension Benefits		Other Postretirement Benefits
	2014	2013	2014	2013
Net actuarial loss	$8.1	$5.2	$3.0	$1.7
Prior service cost	0.3	0.5	0.1	0.1

Total	$8.4	$5.7	$3.1	$1.8

Amounts recognized in regulatory assets as of December 31, 2014 and 2013 were as follows:

Millions of Dollars December 31,	Pension Benefits		Other Postretirement Benefits
	2014	2013	2014	2013
Net actuarial loss	$222.1	$124.8	$43.8	$24.4
Prior service cost	9.6	12.8	0.6	0.9

Total	$231.7	$137.6	$44.4	$25.3

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In connection with the joint ownership of Summer Station, as of December 31, 2014 and 2013, the Company recorded within deferred debits $17.8 million and $14.1 million, respectively, attributable to Santee Cooper’s portion of shared pension costs. As of December 31, 2014 and 2013, the Company also recorded within deferred debits $15.1 million and $12.6 million, respectively, from Santee Cooper, representing its portion of the unfunded postretirement benefit obligation.

Changes in Fair Value of Plan Assets

	Pension Benefits
Millions of dollars	2014	2013
Fair value of plan assets, January 1	$870.0	$799.1
Actual return on plan assets	55.8	130.9
Benefits paid	(64.0)	(60.0)

Fair value of plan assets, December 31	$861.8	$870.0

Investment Policies and Strategies

The assets of the pension plan are invested in accordance with the objectives of (1) fully funding the obligations of the pension plan, (2) overseeing the plan’s investments in an asset-liability framework that considers the funding surplus (or deficit) between assets and liabilities, and overall risk associated with assets as compared to liabilities, and (3) maintaining sufficient liquidity to meet benefit payment obligations on a timely basis. The pension plan is closed to new entrants effective January 1, 2014, and benefit accruals will cease effective January 1, 2024. In addition, during 2013, the Company adopted a dynamic investment strategy for the management of the pension plan assets. The strategy will lead to a reduction in equities and an increase in long duration fixed income allocations over time with the intention of reducing volatility of funded status and pension costs in connection with the amendments to the plan.

The pension plan operates with several risk and control procedures, including ongoing reviews of liabilities, investment objectives, levels of diversification, investment managers and performance expectations. The total portfolio is constructed and maintained to provide prudent diversification with regard to the concentration of holdings in individual issues, corporations, or industries.

Transactions involving certain types of investments are prohibited. These include, except where utilized by a hedge fund manager, any form of private equity; commodities or commodity contracts (except for unleveraged stock or bond index futures and currency futures and options); ownership of real estate in any form other than publicly traded securities; short sales, warrants or margin transactions, or any leveraged investments; and natural resource properties. Investments made for the purpose of engaging in speculative trading are also prohibited.

The Company’s pension plan asset allocation at December 31, 2014 and 2013 and the target allocation for 2015 are as follows:

	Percentage of Plan Assets
	Target Allocation	At December 31,
Asset Category	2015	2014	2013
Equity Securities	58%	57%	59%
Fixed Income	33%	34%	32%
Hedge Funds	9%	9%	9%

For 2015, the expected long-term rate of return on assets will be 7.50%. In developing the expected long-term rate of return assumptions, management evaluates the pension plan’s historical cumulative actual returns over several periods, considers the expected active returns across various asset classes and assumes an asset allocation of 58% with equity managers, 33% with fixed income managers and 9% with hedge fund managers. Management regularly reviews such allocations and periodically rebalances the portfolio when considered appropriate. Additional rebalancing may occur subject to funded status improvements as part of the dynamic investment strategy adopted for 2013.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Fair Value Measurements

Assets held by the pension plan are measured at fair value as described below. Assets are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. At December 31, 2014 and 2013, fair value measurements, and the level within the fair value hierarchy in which the measurements fall, were as follows:

	Fair Value Measurements at Reporting Date Using
Millions of dollars	Total	Level 2	Level 3	Total	Level 1	Level 2	Level 3
	December 31, 2014			December 31, 2013
Common stock	—	—	—	$332	$332	—	—
Preferred stock	—	—	—	1	1	—	—
Mutual funds	$622	$622	—	305	20	$285	—
Short-term investment vehicles	20	20	—	19	—	19	—
US Treasury securities	6	6	—	33	—	33	—
Corporate debt securities	86	86	—	53	—	53	—
Loans secured by mortgages	—	—	—	12	—	12	—
Municipals	15	15	—	4	—	4	—
Limited partnerships	32	32	—	35	1	34	—
Multi-strategy hedge funds	81	—	$81	76	—	—	$76

	$862	$781	$81	$870	$354	$440	$76

At December 31, 2014, assets with fair value measurements classified as Level 1 were insignificant. There were no transfers of fair value amounts into or out of Levels 1, 2 or 3 during 2014 or 2013.

The pension plan values common stock, preferred stock and certain mutual funds, where applicable, using unadjusted quoted prices from a national stock exchange, such as NYSE and NASDAQ, where the securities are actively traded. Other mutual funds, common collective trusts and limited partnerships are valued using the observable prices of the underlying fund assets based on trade data for identical or similar securities or from a national stock exchange for similar assets or broker quotes. Short-term investment vehicles are funds that invest in short-term fixed income instruments and are valued using observable prices of the underlying fund assets based on trade data for identical or similar securities. Government agency securities are valued using quoted market prices or based on models using observable inputs from market sources such as external prices or spreads or benchmarked thereto. Corporate debt securities and municipals are valued based on recently executed transactions, using quoted market prices, or based on models using observable inputs from market sources such as external prices or spreads or benchmarked thereto. Loans secured by mortgages are valued using observable prices based on trade data for identical or comparable instruments. Hedge funds represent investments in a hedge fund of funds partnership that invests directly in multiple hedge fund strategies that are not traded on exchanges and do not trade on a daily basis. The fair value of this multi-strategy hedge fund is estimated based on the net asset value of the underlying hedge fund strategies using consistent valuation guidelines that account for variations that may impact their fair value. The estimated fair value is the price at which redemptions and subscriptions occur.

	Fair Value Measurements Level 3
Millions of dollars	2014	2013
Beginning Balance	$76	$70
Unrealized gains included in changes in net assets	5	6
Purchases, issuances, and settlements	—	—

Ending Balance	$81	$76

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Expected Cash Flows

The total benefits expected to be paid from the pension plan or from the Company’s assets for the other postretirement benefits plan (net of participant contributions), respectively, are as follows:

Expected Benefit Payments

Millions of dollars	Pension Benefits	Other Postretirement Benefits
2015	$63.4	$11.5
2016	64.5	12.4
2017	65.6	13.1
2018	66.1	13.8
2019	65.1	14.6
2020-2024	338.4	81.8

Pension Plan Contributions

The pension trust is adequately funded under current regulations. No contributions have been required since 1997, and as a result of closing the plan to new entrants and freezing benefit accruals in the future, the Company does not anticipate making significant contributions to the pension plan for the foreseeable future.

Net Periodic Benefit Cost

The Company records net periodic benefit cost utilizing beginning of the year assumptions. Disclosures required for these plans are set forth in the following tables.

Components of Net Periodic Benefit Cost

	Pension Benefits			Other Postretirement Benefits
Millions of dollars	2014	2013	2012	2014	2013	2012
Service cost	$20.0	$21.8	$19.6	$4.6	$5.9	$4.8
Interest cost	40.4	38.5	43.0	12.0	11.1	11.9
Expected return on assets	(66.7)	(61.4)	(59.5)	n/a	n/a	n/a
Prior service cost amortization	4.1	6.0	7.0	0.3	0.7	0.9
Amortization of actuarial losses	4.8	16.9	18.4	—	3.3	1.4
Transition obligation amortization	—	—	—	—	0.3	0.7
Curtailment	—	9.9	—	—	—	—

Net periodic benefit cost	$2.6	$31.7	$28.5	$16.9	$21.3	$19.7

In connection with regulatory orders, in 2013 SCE&G began recovering current pension expense through a rate rider that may be adjusted annually (for retail electric operations) or through cost of service rates (for gas operations). SCE&G is amortizing previously deferred pension costs as further described in Note 2.

Other changes in plan assets and benefit obligations recognized in other comprehensive income (net of tax) were as follows:

	Pension Benefits			Other Postretirement Benefits
Millions of dollars	2014	2013	2012	2014	2013	2012
Current year actuarial (gain) loss	$3.1	$(5.0)	$1.7	$1.3	$(1.8)	$2.0
Amortization of actuarial losses	(0.2)	(0.5)	(0.6)	—	(0.2)	—
Amortization of prior service cost	(0.2)	(0.2)	(0.2)	—	—	—
Prior service cost (credit)	—	(0.3)	—	—	—	—
Amortization of transition obligation	—	—	—	—	(0.1)	(0.1)

Total recognized in OCI	$2.7	$(6.0)	$0.9	$1.3	$(2.1)	$1.9

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Other changes in plan assets and benefit obligations recognized in regulatory assets were as follows:

	Pension Benefits			Other Postretirement Benefits
Millions of dollars	2014	2013	2012	2014	2013	2012
Current year actuarial (gain) loss	$101.3	$(157.5)	$45.0	$19.4	$(29.9)	$31.4
Amortization of actuarial losses	(4.0)	(14.7)	(16.0)	—	(2.7)	(1.2)
Amortization of prior service cost	(3.2)	(5.2)	(6.4)	(0.3)	(0.6)	(0.8)
Prior service cost (credit)	—	(8.9)	—	—	—	—
Amortization of transition obligation	—	—	—	—	(0.2)	(0.5)

Total recognized in regulatory assets	$94.1	$(186.3)	$22.6	$19.1	$(33.4)	$28.9

Significant Assumptions Used in Determining Net Periodic Benefit Cost

	Pension Benefits			Other Postretirement Benefits
	2014	2013	2012	2014	2013	2012
Discount rate	5.03%	4.10%/5.07%	5.25%	5.19%	4.19%	5.35%
Expected return on plan assets	8.00%	8.00%	8.25%	n/a	n/a	n/a
Rate of compensation increase	3.00%	3.75%/3.00%	4.00%	3.75%	3.75%	4.00%
Health care cost trend rate	n/a	n/a	n/a	7.40%	7.80%	8.20%
Ultimate health care cost trend rate	n/a	n/a	n/a	5.00%	5.00%	5.00%
Year achieved	n/a	n/a	n/a	2020	2020	2020

Net periodic benefit cost for the period through September 1, 2013 was determined using a 4.10% discount rate, and net periodic benefit cost after that date was determined using a 5.07% discount rate. Similarly, estimated rates of compensation increase were changed in connection with the September 1, 2013 remeasurement.

The estimated amounts to be amortized from accumulated other comprehensive loss into net periodic benefit cost in 2015 are as follows:

Millions of Dollars	Pension Benefits	Other Postretirement Benefits
Actuarial loss	$0.5	$0.1
Prior service cost	0.1	—

Total	$0.6	$0.1

The estimated amounts to be amortized from regulatory assets into net periodic benefit cost in 2015 are as follows:

Millions of Dollars	Pension Benefits	Other Postretirement Benefits
Actuarial loss	$12.3	$1.9
Prior service cost	3.6	0.3

Total	$15.9	$2.2

Other postretirement benefit costs are subject to annual per capita limits pursuant to the plan’s design. As a result, the effect of a one-percent increase or decrease in the assumed health care cost trend rate on total service and interest cost is not significant.

Stock Purchase Savings Plan

The Company sponsors a defined contribution plan in which eligible employees may defer up to 75% of eligible earnings subject to certain limits and may diversify their investments. Employee deferrals are fully vested and

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

nonforfeitable at all times. The Company provides 100% matching contributions up to 6% of an employee’s eligible earnings. Total matching contributions made to the plan were $25.8 million in 2014, $23.4 million in 2013 and $22.3 million in 2012 and were made in the form of SCANA common stock.

9. SHARE-BASED COMPENSATION

The LTECP provides for grants of nonqualified and incentive stock options, stock appreciation rights, restricted stock, performance shares, performance units and restricted stock units to certain key employees and non-employee directors. The LTECP currently authorizes the issuance of up to five million shares of SCANA’s common stock, no more than one million of which may be granted in the form of restricted stock.

Compensation cost is measured based on the grant-date fair value of the instruments issued and is recognized over the period that an employee provides service in exchange for the award. Share-based payment awards do not have non-forfeitable rights to dividends or dividend equivalents. To the extent that the awards themselves do not vest, dividends or dividend equivalents which would have been paid on those awards do not vest.

The 2012-2014, 2013-2015 and 2014-2016 performance cycles provide for performance measurement and award determination on an annual basis, with payment of awards being deferred until after the end of the three-year performance cycle. In each performance cycle, 20% of the performance award was granted in the form of restricted share units, which are liability awards payable in cash and are subject to forfeiture in the event of termination of employment prior to the end of the cycle, subject to exceptions for retirement, death, disability or change in control. The remaining 80% of the award was granted in performance shares, which are subject to forfeiture in the event of termination of employment prior to the end of the cycle, subject to exceptions for retirement, death or disability. Each performance share has a value that is equal to, and changes with, the value of a share of SCANA common stock. Dividend equivalents are accrued on the performance shares and the restricted share units. Payouts of performance share awards are determined by SCANA’s performance against pre-determined measures of TSR as compared to a peer group of utilities (weighted 50%) and growth in “GAAP-adjusted net earnings per share from operations” (weighted 50%).

Compensation cost of liability awards is recognized over their respective three-year performance periods based on the estimated fair value of the award, which is periodically updated based on expected ultimate cash payout, and is reduced by estimated forfeitures. Awards under the 2012-2014 performance cycle were paid in cash at SCANA’s discretion in February 2015. Cash-settled liabilities related to the performance cycles were paid totaling approximately $11.8 million in 2014, $12.2 million in 2013, and $11.8 million in 2012.

Fair value adjustments for performance awards resulted in compensation expense recognized in the statements of income totaling approximately $20.3 million in 2014, $8.7 million in 2013 and $15.0 million in 2012. Fair value adjustments resulted in capitalized compensation costs of $3.1 million in 2014, $1.4 million in 2013 and $2.7 million in 2012.

10. COMMITMENTS AND CONTINGENCIES

Nuclear Insurance

Under Price-Anderson, SCE&G (for itself and on behalf of Santee-Cooper, a one-third owner of Summer Station Unit 1) maintains agreements of indemnity with the NRC that, together with private insurance, cover third-party liability arising from any nuclear incident occurring at the company’s nuclear power plant. Price-Anderson provides funds up to $13.6 billion for public liability claims that could arise from a single nuclear incident. Each nuclear plant is insured against this liability to a maximum of $375 million by ANI with the remaining coverage provided by a mandatory program of deferred premiums that could be assessed, after a nuclear incident, against all owners of commercial nuclear reactors. Each reactor licensee is currently liable for up to $127.3 million per reactor owned for each nuclear incident occurring at any reactor in the United States, provided that not more than $18.9 million of the liability per reactor would be assessed per year. SCE&G’s maximum assessment, based on its two-thirds ownership of Summer Station Unit 1, would be $84.8 million per incident, but not more than $12.6 million per year. Both the maximum assessment per reactor and the maximum yearly assessment are adjusted for inflation at least every five years.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SCE&G currently maintains insurance policies (for itself and on behalf of Santee Cooper) with NEIL. The policies provide coverage to Summer Station Unit 1 for property damage and outage costs up to $2.75 billion resulting from an event of nuclear origin. In addition, a builder’s risk insurance policy has been purchased from NEIL for the construction of the New Units. This policy provides the owners of the New Units up to $500 million in limits of accidental property damage occurring during construction. The NEIL policies, in the aggregate, are subject to a maximum loss of $2.75 billion for any single loss occurrence. All of the NEIL policies permit retrospective assessments under certain conditions to cover insurer’s losses. Based on the current annual premiums, SCE&G’s portion of the retrospective premium assessment would not exceed $43.5 million.

To the extent that insurable claims for property damage, decontamination, repair and replacement and other costs and expenses arising from a nuclear incident at Summer Station Unit 1 exceed the policy limits of insurance, or to the extent such insurance becomes unavailable in the future, and to the extent that SCE&G rates would not recover the cost of any purchased replacement power, SCE&G will retain the risk of loss as a self-insurer. SCE&G has no reason to anticipate a serious nuclear incident. However, if such an incident were to occur, it likely would have a material impact on the Company’s results of operations, cash flows and financial position.

New Nuclear Construction

In 2008, SCE&G, on behalf of itself and as agent for Santee Cooper, contracted with the Consortium for the design and construction of the New Units at the site of Summer Station.

SCE&G’s current ownership share in the New Units is 55%. As discussed below, under an agreement signed in January 2014 (and subject to customary closing conditions, including necessary regulatory approvals), SCE&G has agreed to acquire an additional 5% ownership in the New Units from Santee Cooper.

EPC Contract and BLRA Matters

The construction of the New Units and SCE&G’s related recovery of financing costs through rates is subject to review and approval by the SCPSC as provided for in the BLRA. Under the BLRA, the SCPSC has approved, among other things, a milestone schedule and a capital costs estimates schedule for the New Units. This approval constitutes a final and binding determination that the New Units are used and useful for utility purposes, and that the capital costs associated with the New Units are prudent utility costs and expenses and are properly included in rates, so long as the New Units are constructed or are being constructed within the parameters of the approved milestone schedule, including specified contingencies, and the approved capital costs estimates schedule. Subject to the same conditions, the BLRA provides that SCE&G may apply to the SCPSC annually for an order to recover through revised rates SCE&G’s weighted average cost of capital applied to all or part of the outstanding balance of construction work in progress concerning the New Units. Such annual rate changes are described in Note 2. As of December 31, 2014, SCE&G’s investment in the New Units totaled $2.7 billion, for which the financing costs on $2.425 billion have been reflected in rates under the BLRA.

The SCPSC granted initial approval of the construction schedule, including 146 milestones within that schedule, and related forecasted capital costs in 2009. The NRC issued COLs in March 2012. In November 2012, the SCPSC approved an updated milestone schedule and additional updated capital costs for the New Units. In addition, the SCPSC approved revised substantial completion dates for the New Units based on that March 2012 issuance of the COL and the amounts agreed upon by SCE&G and the Consortium in July 2012 to resolve known claims by the Consortium for costs related to COL delays, design modifications of the shield building and certain prefabricated structural modules for the New Units and unanticipated rock conditions at the site. In December 2012, the SCPSC denied separate petitions filed by two parties requesting reconsideration of its order. On October 22, 2014, the South Carolina Supreme Court affirmed the SCPSC’s order on appeal.

The substantial completion dates currently approved by the SCPSC for Units 2 and 3 are March 15, 2017 and May 15, 2018. The SCPSC also approved an 18-month contingency period beyond each of these dates, and for each of the 146 milestones in the schedule.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Since the settlement of delay-related claims in 2012, the Consortium has continued to experience delays in the schedule for fabrication and delivery of sub-modules for the New Units. The fabrication and delivery of sub-modules have been and remain focus areas of the Consortium, including sub-modules for module CA20, which is part of the auxiliary building, and CA01, which houses components inside the containment vessel. Modules CA20 and CA01, as well as shield building modules, are considered critical path items for both New Units. CA20 was placed on the nuclear island of Unit 2 in May 2014. The delivery schedule of sub-modules for CA01 is expected to support completion of on-site fabrication to allow it to be ready for placement on the nuclear island of Unit 2 during the first half of 2015.

During the fourth quarter of 2013, the Consortium began a full re-baselining of the Unit 2 and Unit 3 construction schedules to incorporate a more detailed evaluation of the engineering and procurement activities necessary to accomplish the schedules and to provide a detailed reassessment of the impact of the revised Unit 2 and Unit 3 schedules on engineering and design resource allocations, procurement, construction work crew efficiencies, and other items. The intended result will be a revised fully integrated project schedule with timing of specific construction activities along with detailed information on budget, cost and cash flow requirements. While this detailed re-baselining of construction schedules has not been completed, in August 2014, SCE&G received preliminary information in which the Consortium has indicated that the substantial completion of Unit 2 was expected to occur in late 2018 or the first half of 2019 and that the substantial completion of Unit 3 may be approximately 12 months later.

During the third quarter of 2014, the Consortium also provided preliminary cost estimates for Units 2 and 3, principally related to delays for non-firm and non-fixed scopes of work to achieve a late 2018 substantial completion date for Unit 2 and a substantial completion date for Unit 3 approximately 12 months later. SCE&G’s 55% portion of this preliminary estimate is approximately $660 million, excluding any owner’s cost amounts associated with the delays, which could be $10 million per month for delays beyond the current SCPSC-approved substantial completion dates. This figure is presented in 2007 dollars and would be subject to escalation, which could be material. Further, this figure does not reflect consideration of the liquidated damages provisions of the EPC Contract which would partly mitigate any such delay-related costs. The Consortium’s preliminary schedule and the cost estimate information have not been accepted by SCE&G and are under review, and SCE&G cannot predict when a revised schedule and cost estimate will be resolved with the Consortium.

Since receiving the August 2014 preliminary information, SCE&G has worked with Consortium executive management to evaluate this information. Based upon this evaluation, the Consortium now indicates that the substantial completion date of Unit 2 is expected to occur by June 2019 and that the substantial completion date of Unit 3 may be approximately 12 months later. SCE&G has not, however, accepted the Consortium’s contention that the new substantial completion dates are made necessary by delays that are excusable under the EPC Contract. SCE&G is continuing discussions with Consortium executive management in order to identify potential mitigation strategies to possibly accelerate the substantial completion date of Unit 2 to a time earlier in the first half of 2019 or to the end of 2018, with Unit 3 following approximately 12 months later.

As discussed above, the milestone schedule approved by the SCPSC in November 2012 provides for 146 milestone dates, each of which is subject to an 18-month schedule contingency. As of December 31, 2014, 101 milestones have been completed. Three of the remaining milestones have not been or will not be completed within their 18-month contingency periods, and it is anticipated that the completion dates for a number of the other remaining milestone dates will also extend beyond their contingency periods. Further, capital costs (in 2007 dollars) and gross construction cost estimates (including escalation and AFC) are now projected to exceed amounts currently approved by the SCPSC of $4.548 billion and $5.755 billion, respectively. As such, in 2015 SCE&G, as provided for under the BLRA, expects to petition the SCPSC for an order to update the BLRA milestone schedule based on revised substantial completion dates for Units 2 and 3 of June 2019 and June 2020, respectively. In addition, that petition is expected to include certain updated owner’s costs and other capital costs, including amounts within the Consortium’s preliminary cost estimate which may be the subject of dispute. As such, the petition is not expected to reflect the resolution of the above described negotiations. The BLRA provides that the SCPSC shall grant the petition for modification if the record justifies a finding that the change is not the result of imprudence by SCE&G.

Additional claims by the Consortium or SCE&G involving the project schedule and budget may arise as the project continues. The parties to the EPC Contract have established both informal and formal dispute resolution

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

procedures in order to resolve such issues. SCE&G expects to resolve all disputes (including any ultimate disagreements involving the preliminary cost estimates provided by the Consortium in the third quarter of 2014) through both the informal and formal procedures and anticipates that any costs that arise through such dispute resolution processes, as well as other costs identified from time to time, will be recoverable through rates.

Santee Cooper Matters

As noted above, SCE&G has agreed to acquire an additional 5% ownership in the New Units from Santee Cooper. Under the terms of this agreement, SCE&G will acquire a 1% ownership interest in the New Units at the commercial operation date of Unit 2, will acquire an additional 2% ownership interest no later than the first anniversary of such commercial operation date, and will acquire the final 2% no later than the second anniversary of such commercial operation date. SCE&G has agreed to pay an amount equal to Santee Cooper’s actual cost of the percentage conveyed as of the date of each conveyance. In addition, the agreement provides that Santee Cooper will not transfer any of its remaining interest in the New Units to third parties until the New Units are complete. This transaction will not affect the payment obligations between the parties during construction for the New Units, nor is it anticipated that the payments for the additional ownership interest would be reflected in a revised rates filing under the BLRA. Based on the current milestone schedule and capital costs schedule approved by the SCPSC in November 2012, SCE&G’s estimated cost would be approximately $500 million for the additional 5% interest being acquired from Santee Cooper. This cost figure could be higher in light of the delays and related costs discussed above.

Nuclear Production Tax Credits

In August 2014, the IRS notified SCE&G that, subject to a national megawatt capacity limitation, the electricity to be produced by each of the New Units (advanced nuclear units, as defined) would qualify for nuclear production tax credits under Section 45J of the Internal Revenue Code to the extent that such New Unit is operational before January 1, 2021 and other eligibility requirements are met. Based on the above substantial completion dates provided by the Consortium of June 2019 and June 2020 for Units 2 and 3, respectively, both New Units are expected to be operational and to qualify for the nuclear production tax credits; however, further delays in the schedule or changes in tax law could impact such conclusions. To the extent that production tax credits are realized, their benefits are expected to be provided directly to SCE&G’s electric customers as so realized.

Other Project Matters

When the NRC issued the COLs for the New Units, two of the conditions that it imposed were requiring inspection and testing of certain components of the New Units’ passive cooling system, and requiring the development of strategies to respond to extreme natural events resulting in the loss of power at the New Units. In addition, the NRC directed the Office of New Reactors to issue to SCE&G an order requiring enhanced, reliable spent fuel pool instrumentation, as well as a request for information related to emergency plant staffing. SCE&G fulfilled the request related to emergency plant staffing in 2012. In addition, SCE&G prepared and submitted an integrated response plan for the New Units to the NRC in August 2013. That plan is currently under review by the NRC and SCE&G does not anticipate any additional regulatory actions as a result of that review, but it cannot predict future regulatory activities or how such initiatives would impact construction or operation of the New Units.

Environmental

The Company’s operations are subject to extensive regulation by various federal and state authorities in the areas of air quality, water quality, control of toxic substances and hazardous and solid wastes. Applicable statutes and rules include the CAA, CWA, Nuclear Waste Act and CERCLA, among others. In many cases, regulations proposed by such authorities could have a significant impact on the Company’s financial condition, results of operations and cash flows. In addition, the Company often cannot predict what conditions or requirements will be imposed by regulatory or legislative proposals. To the extent that compliance with environmental regulations or legislation results in capital expenditures or operating costs, the Company expects to recover such expenditures and costs through existing ratemaking provisions.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SCE&G

The EPA issued a revised carbon standard for new power plants by re-proposing NSPS under the CAA for emissions of carbon dioxide from newly constructed fossil fuel-fired units. The proposed rule was issued on January 8, 2014 and requires all new fossil fuel-fired power plants to meet the carbon dioxide emissions profile of a combined cycle natural gas plant. While most new natural gas plants will not be required to include any new technologies, no new coal-fired plants could be constructed without carbon capture and sequestration capabilities. The Company is evaluating the proposed rule, but does not plan to construct new coal-fired units in the near future. In addition, on June 2, 2014, the EPA issued proposed emission guidelines for states to follow in developing plans to address GHG emissions from existing units. These guidelines are to be made final no later than June 1, 2015, and include state-specific rate based goals for carbon dioxide emissions.

From a regulatory perspective, SCANA, SCE&G and GENCO continually monitor and evaluate their current and projected emission levels and strive to comply with all state and federal regulations regarding those emissions. SCE&G and GENCO participate in the sulfur dioxide and nitrogen oxide emission allowance programs with respect to coal plant emissions and also have constructed additional pollution control equipment at several larger coal-fired electric generating plants. Further, SCE&G is engaged in construction activities of the New Units which are expected to reduce GHG emission levels significantly once they are completed and dispatched by potentially displacing some of the current coal-fired generation sources. These actions are expected to address many of the rules and regulations discussed herein.

In July 2011, the EPA issued the CSAPR to reduce emissions of sulfur dioxide and nitrogen oxide from power plants in the eastern half of the United States. A series of court actions stayed this rule until October 23, 2014, when the Court of Appeals granted a motion to lift the stay. On December 3, 2014, the EPA published an interim final rule that aligns the dates in the CSAPR text with the revised court-ordered schedule, thus delaying the implementation dates to 2015 for Phase 1 and to 2017 for Phase 2. The CSAPR replaces the CAIR and requires a total of 28 states to reduce annual sulfur dioxide emissions and annual or ozone season nitrogen oxide emissions to assist in attaining the ozone and fine particle NAAQS. The rule establishes an emissions cap for sulfur dioxide and nitrogen oxide and limits the trading for emission allowances by separating affected states into two groups with no trading between the groups. Air quality control installations that SCE&G and GENCO have already completed have positioned them to comply with the allowances set by the CSAPR.

In April 2012, the EPA’s MATS rule containing new standards for mercury and other specified air pollutants became effective. The rule provides up to four years for generating facilities to meet the standards, and the Company’s evaluation of the rule is ongoing. The Company’s decision to retire certain coal-fired units or convert them to burn natural gas and its project to build the New Units (see Note 1) along with other actions are expected to result in the Company’s compliance with MATS. On November 19, 2014, the EPA finalized its reconsideration of certain provisions applicable during startup and shutdown of generating facilities. SCE&G and GENCO have received a one year extension (until April 2016) to comply with MATS at the Cope, McMeekin, Wateree and Williams Stations. These extensions will allow time to convert McMeekin Station to burn natural gas and to install additional pollution control devices at the other plants that will enhance the control of certain MATS-regulated pollutants.

The CWA provides for the imposition of effluent limitations that require treatment for wastewater discharges. Under the CWA, compliance with applicable limitations is achieved under state-issued NPDES permits. As a facility’s NPDES permit is renewed (every five years), any new effluent limitations would be incorporated. The ELG Rule was published in the Federal Register on June 7, 2013, and is expected to be finalized no later than September 30, 2015. Once the rule becomes effective, state regulators will modify facility NPDES permits to match more restrictive standards, thus requiring facilities to retrofit with new wastewater treatment technologies. Compliance dates will vary by type of wastewater, and some will be based on a facility’s five year permit cycle and thus may range from 2018 to 2023. Based on the proposed rule, the Company expects that wastewater treatment technology retrofits will be required at Williams and Wateree Stations and may be required at other facilities.

The CWA Section 316(b) Existing Facilities Rule became effective on October 14, 2014. This rule establishes national requirements for the location, design, construction and capacity of cooling water intake structures at existing facilities that reflect the best technology available for minimizing the adverse environmental impacts of impingement and entrainment. SCE&G and GENCO are conducting studies and implementing plans to ensure compliance with this

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

rule. In addition, Congress is expected to consider further amendments to the CWA. Such legislation may include toxicity-based standards as well as limitations to mixing zones.

On December 19, 2014, the EPA issued a final rule for CCR, which is expected to become effective in 2015. This rule regulates CCR as a non-hazardous waste under Subtitle D of the Resource Conservation and Recovery Act. In addition, this rule imposes certain requirements on ash storage ponds at SCE&G’s and GENCO’s generating facilities. SCE&G and GENCO have already closed or have begun the process of closure of all of their ash storage ponds.

The Nuclear Waste Act required that the United States government accept and permanently dispose of high-level radioactive waste and spent nuclear fuel by January 31, 1998. The Nuclear Waste Act also imposed on utilities the primary responsibility for storage of their spent nuclear fuel until the repository is available. SCE&G entered into a Standard Contract for Disposal of Spent Nuclear Fuel and/or High-Level Radioactive Waste with the DOE in 1983. As of December 31, 2014, the federal government has not accepted any spent fuel from Summer Station Unit 1, and it remains unclear when the repository may become available. SCE&G has on-site spent nuclear fuel storage capability in its existing fuel pool until at least 2017 and is constructing a dry cask storage facility to accommodate the spent nuclear fuel output for the life of Summer Station Unit 1. SCE&G may evaluate other technology as it becomes available.

The provisions of CERCLA authorize the EPA to require the clean-up of hazardous waste sites. The states of South Carolina and North Carolina have similar laws. The Company maintains an environmental assessment program to identify and evaluate current and former operations sites that could require clean-up. In addition, regulators from the EPA and other federal or state agencies periodically notify the Company that it may be required to perform or participate in the investigation and remediation of a hazardous waste site. As site assessments are initiated, estimates are made of the amount of expenditures, if any, deemed necessary to investigate and remediate each site. These estimates are refined as additional information becomes available; therefore, actual expenditures may differ significantly from the original estimates. Amounts estimated and accrued to date for site assessments and clean-up relate solely to regulated operations. Such amounts are recorded in regulatory assets and amortized, with recovery provided through rates.

SCE&G is responsible for four decommissioned MGP sites in South Carolina which contain residues of by-product chemicals. These sites are in various stages of investigation, remediation and monitoring under work plans approved by DHEC and the EPA. SCE&G anticipates that major remediation activities at all these sites will continue until 2017 and will cost an additional $19.3 million, which is accrued in Other within Deferred Credits and Other Liabilities on the consolidated balance sheet. SCE&G expects to recover any cost arising from the remediation of MGP sites through rates. At December 31, 2014, deferred amounts, net of amounts previously recovered through rates and insurance settlements, totaled $35.5 million and are included in regulatory assets.

PSNC Energy

PSNC Energy is responsible for environmental clean-up at five sites in North Carolina on which MGP residuals are present or suspected. Actual remediation costs for these sites will depend on a number of factors, such as actual site conditions, third-party claims and recoveries from other PRPs. PSNC Energy has recorded a liability and associated regulatory asset of approximately $1.0 million, the estimated remaining liability at December 31, 2014. PSNC Energy expects to recover through rates any cost allocable to PSNC Energy arising from the remediation of these sites.

Claims and Litigation

The Company is subject to various claims and litigation incidental to its business operations which management anticipates will be resolved without a material impact on the Company’s results of operations, cash flows or financial condition.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Operating Lease Commitments

The Company is obligated under various operating leases for vehicles, office space, furniture and equipment. Leases expire at various dates through 2057. Rent expense totaled approximately $12.3 million in 2014, $14.8 million in 2013 and $14.8 million in 2012. Future minimum rental payments under such leases are as follows:

Millions of dollars
2015	$8
2016	5
2017	2
2018	1
2019	2
Thereafter	20

Total	$38

Guarantees

SCANA issues guarantees on behalf of its consolidated subsidiaries to facilitate commercial transactions with third parties. These guarantees are in the form of performance guarantees, primarily for the purchase and transportation of natural gas, standby letters of credit issued by financial institutions and credit support for certain tax-exempt bond issues. SCANA is not required to recognize a liability for such guarantees unless it becomes probable that performance under the guarantees will be required. SCANA believes the likelihood that it would be required to perform or otherwise incur any losses associated with these guarantees is remote; therefore, no liability for these guarantees has been recognized. To the extent that a liability subject to a guarantee has been incurred, the liability is included in the consolidated financial statements. At December 31, 2014, the maximum future payments (undiscounted) that SCANA could be required to make under guarantees totaled approximately $1.7 billion.

Asset Retirement Obligations

The Company recognizes a liability for the present value of an ARO when incurred if the liability can be reasonably estimated. Uncertainty about the timing or method of settlement of a conditional ARO is factored into the measurement of the liability when sufficient information exists, but such uncertainty is not a basis upon which to avoid liability recognition.

The legal obligations associated with the retirement of long-lived tangible assets that results from their acquisition, construction, development and normal operation relate primarily to the Company’s regulated utility operations. As of December 31, 2014, the Company has recorded AROs of approximately $201 million for nuclear plant decommissioning (see Note 1) and AROs of approximately $362 million for other conditional obligations primarily related to generation, transmission and distribution properties, including gas pipelines. All of the amounts recorded are based upon estimates which are subject to varying degrees of imprecision, particularly since such payments will be made many years in the future.

A reconciliation of the beginning and ending aggregate carrying amount of asset retirement obligations is as follows:

Millions of dollars	2014	2013
Beginning balance	$576	$561
Liabilities incurred	3	6
Liabilities settled	(6)	(4)
Accretion expense	26	25
Revisions in estimated cash flows	(36)	(12)

Ending balance	$563	$576

Revisions in estimated cash flows for 2014 primarily relate to lower estimates for certain environmental clean up obligations at generation facilities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11. AFFILIATED TRANSACTIONS

The Company received cash distributions from equity-method investees of $7.8 million in 2014, $10.4 million in 2013 and $12.5 million in 2012. The Company made investments in equity-method investees of $5.7 million in 2014, $5.2 million in 2013 and $10.6 million in 2012.

SCE&G owns 40% of Canadys Refined Coal, LLC, which is involved in the manufacturing and selling of refined coal to reduce emissions. SCE&G accounts for this investment using the equity method. SCE&G’s receivable from this affiliate was $27.8 million at December 31, 2014 and $18.0 million at December 31, 2013. SCE&G’s payable to this affiliate was $27.9 million at December 31, 2014 and $18.0 million at December 31, 2013. SCE&G’s total purchases from this affiliate were $260.3 million in 2014 and $134.2 million in 2013. SCE&G’s total sales to this affiliate were $259.0 million in 2014 and $133.6 million in 2013.

12. SEGMENT OF BUSINESS INFORMATION

Reportable segments, which are described below, follow the same accounting policies as those described in Note 1. The Company records intersegment sales and transfers of electricity and gas based on rates established by the appropriate regulatory authority. Nonregulated sales and transfers are recorded at current market prices.

Electric Operations primarily generates, transmits and distributes electricity, and is regulated by the SCPSC and FERC.

Gas Distribution, comprised of the local distribution operations of SCE&G and PSNC Energy, purchases and sells natural gas, primarily at retail. SCE&G and PSNC Energy are regulated by the SCPSC and the NCUC, respectively.

Retail Gas Marketing markets natural gas in Georgia and is regulated as a marketer by the GPSC. Energy Marketing markets natural gas to industrial and large commercial customers and municipalities, primarily in the Southeast.

All Other is comprised of the holding company and its other direct and indirect wholly-owned subsidiaries. One of these subsidiaries operates a FERC-regulated interstate pipeline company and the other subsidiaries conduct nonregulated operations in energy-related and telecommunications industries. None of these subsidiaries met the quantitative thresholds for determining reportable segments during any period reported. See Note 13.

Regulated reportable segments share a similar regulatory environment and, in some cases, overlapping service areas. However, Electric Operations’ product differs from the other segments, as does its generation process and method of distribution. Marketing segments differ from each other in their respective markets and customer type.

Management uses operating income to measure segment profitability for SCE&G and other regulated operations and evaluates utility plant, net, for segments attributable to SCE&G. As a result, the Company does not allocate interest charges, income tax expense or assets other than utility plant to its segments. For nonregulated operations, management uses net income as the measure of segment profitability and evaluates total assets for financial position. Interest income is not reported by segment and is not material. The Company’s deferred tax assets are netted with deferred tax liabilities for reporting purposes.

The consolidated financial statements report operating revenues which are comprised of the energy-related and regulated segments. Revenues from non-reportable and nonregulated segments are included in Other Income. Therefore the adjustments to total operating revenues remove revenues from non-reportable segments. Adjustments to net income consist of the unallocated net income of the Company’s regulated reportable segments.

Segment Assets include utility plant, net for SCE&G’s Electric Operations and Gas Distribution, and all assets for PSNC Energy and the remaining segments. As a result, adjustments to assets include non-utility plant and non-fixed assets for SCE&G.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Adjustments to Interest Expense, Income Tax Expense, Expenditures for Assets and Deferred Tax Assets include primarily the totals from SCANA or SCE&G that are not allocated to the segments. Interest Expense is also adjusted to eliminate charges between affiliates. Adjustments to Depreciation and Amortization consist of non-reportable segment expenses, which are not included in the depreciation and amortization reported on a consolidated basis. Expenditures for Assets are adjusted for AFC and revisions to estimated cash flows related to asset retirement obligations. Deferred Tax Assets are adjusted to net them against deferred tax liabilities on a consolidated basis.

Disclosure of Reportable Segments (Millions of dollars)

	Electric Operations	Gas Distribution	Retail Gas Marketing	Energy Marketing	All Other	Adjustments/ Eliminations	Consolidated Total
2014
External Revenue	$2,622	$1,012	$515	$786	$37	$(21)	$4,951
Intersegment Revenue	7	2	—	196	437	(642)	—
Operating Income	768	159	n/a	n/a	27	53	1,007
Interest Expense	19	22	1	—	5	265	312
Depreciation and Amortization	300	72	2	—	24	(14)	384
Income Tax Expense	7	33	16	3	12	177	248
Net Income	n/a	n/a	26	5	(6)	513	538
Segment Assets	10,182	2,487	140	150	1,474	2,419	16,852
Expenditures for Assets	936	200	—	2	52	(98)	1,092
Deferred Tax Assets	11	29	11	9	15	(75)	—
2013
External Revenue	$2,423	$942	$465	$652	$40	$(27)	$4,495
Intersegment Revenue	6	1	—	167	416	(590)	—
Operating Income	679	153	n/a	n/a	27	51	910
Interest Expense	19	22	1	—	4	251	297
Depreciation and Amortization	297	70	3	—	26	(18)	378
Income Tax Expense	6	33	15	4	14	151	223
Net Income	n/a	n/a	24	6	(2)	443	471
Segment Assets	9,488	2,340	172	133	1,378	1,653	15,164
Expenditures for Assets	907	140	—	1	31	27	1,106
Deferred Tax Assets	10	27	8	2	14	(61)	—
2012
External Revenue	$2,446	$764	$413	$543	$45	$(35)	$4,176
Intersegment Revenue	7	1	—	125	416	(549)	—
Operating Income	668	141	n/a	n/a	22	28	859
Interest Expense	21	23	1	—	3	247	295
Depreciation and Amortization	278	67	3	—	25	(17)	356
Income Tax Expense	7	32	7	3	15	118	182
Net Income	n/a	n/a	11	5	1	403	420
Segment Assets	8,989	2,292	153	122	1,415	1,645	14,616
Expenditures for Assets	999	123	—	1	14	(60)	1,077
Deferred Tax Assets	9	26	10	4	17	(55)	11

13. DISPOSITIONS

In December 2014, SCANA entered into definitive agreements to sell CGT and SCI. CGT is an interstate natural gas pipeline regulated by FERC that transports natural gas in South Carolina and southeastern Georgia, and it was sold to Dominion Resources, Inc. SCI provides fiber optic communications and other services and builds, manages and leases communications towers in several southeastern states, and it was sold to Spirit Communications. These sales closed in the first quarter of 2015. Proceeds from these sales, net of transaction costs, were approximately $625 million, and the estimated pre-tax gain on the sales to be recognized during the first quarter of 2015 is approximately $350 million.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

CGT and SCI operate principally in wholesale markets, whereas the Company’s primary focus is the delivery of energy-related products and services to retail markets. In addition, neither CGT nor SCI meet accounting criteria for disclosure as a reportable segment. Accordingly, segment disclosures related to them are included within All Other in Note 12. As a result, the Company has determined that the sales of CGT and SCI do not represent a strategic shift that will have a major effect on its operations, and therefore, these sales do not meet the criteria for classification as discontinued operations.

The carrying values of the major classes of assets and liabilities classified as held for sale in the consolidated balance sheet as of December 31, 2014, were as follows:

Millions of dollars	CGT	SCI	Total
Assets Held for Sale
Utility Plant, Net	$288.4	—	$288.4
Nonutility Property and Investments, Net	0.6	$40.1	40.7
Current Assets	6.5	3.9	10.4
Deferred Debits and Other Assets	0.9	0.2	1.1

Total Assets Held for Sale	$296.4	$44.2	$340.6

Liabilities Held for Sale
Current Liabilities	$3.5	$2.2	$5.7
Deferred Credits and Other Liabilities	42.9	3.1	46.0

Total Liabilities Held for Sale	$46.4	$5.3	$51.7

14. QUARTERLY FINANCIAL DATA (UNAUDITED)

Millions of dollars, except per share amounts	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Annual
2014
Total operating revenues	$1,590	$1,026	$1,121	$1,214	$4,951
Operating income	350	154	269	234	1,007
Net income	193	96	144	105	538
Basic earnings per share	1.37	.68	1.01	.73	3.79
Diluted earnings per share	1.37	.68	1.01	.73	3.79
2013
Total operating revenues	$1,311	$1,016	$1,051	$1,117	$4,495
Operating income	293	189	255	173	910
Net income	151	85	131	104	471
Basic earnings per share	1.13	.60	.94	.73	3.40
Diluted earnings per share	1.11	.60	.94	.73	3.39

MANAGEMENT REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

The management of SCANA is responsible for establishing and maintaining adequate internal control over financial reporting. SCANA’s internal control system was designed by or under the supervision of SCANA’s management, including its CEO and CFO, to provide reasonable assurance to SCANA’s management and board of directors regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, the effectiveness of the internal control over financial reporting may deteriorate in future periods due to either changes in conditions or declining levels of compliance with policies or procedures.

SCANA’s management assessed the effectiveness of SCANA’s internal control over financial reporting as of December 31, 2014. In making this assessment, SCANA used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework (2013). Based on this assessment, SCANA’s management believes that, as of December 31, 2014, internal control over financial reporting is effective based on those criteria.

SCANA’s independent registered public accounting firm has issued an attestation report on SCANA’s internal control over financial reporting. This report follows.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INTERNAL CONTROL OVER FINANCIAL REPORTING

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

SCANA Corporation

Cayce, South Carolina

We have audited the internal control over financial reporting of SCANA Corporation and subsidiaries (the “Company”) as of December 31, 2014, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed by, or under the supervision of, the company’s principal executive and principal financial officers, or persons performing similar functions, and effected by the company’s board of directors, management, and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of the inherent limitations of internal control over financial reporting, including the possibility of collusion or improper management override of controls, material misstatements due to error or fraud may not be prevented or detected on a timely basis. Also, projections of any evaluation of the effectiveness of the internal control over financial reporting to future periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2014, based on the criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated financial statements as of and for the year ended December 31, 2014, of the Company and our report dated February 27, 2015, expressed an unqualified opinion on those financial statements.

Charlotte, North Carolina

February 27, 2015

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

COMMON STOCK INFORMATION

Price Range (NYSE Composite Listing):

	2014				2013
	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
High	$63.41	$53.89	$53.88	$51.39	$48.15	$52.93	$54.41	$51.23
Low	$47.77	$48.53	$49.51	$45.58	$44.75	$45.72	$47.22	$45.57

SCANA common stock trades on the NYSE using the ticker symbol SCG. Newspaper stock listings use the name SCANA. At February 20, 2015 there were 142,916,917 shares of SCANA common stock outstanding which were held by approximately 27,147 shareholders of record.

On February 20, 2014 the closing price of SCANA common stock on the NYSE was $58.30.

DIVIDENDS PER SHARE

SCANA declared quarterly dividends on its common stock of $0.525 per share in 2014 and $0.5075 per share in 2013.

For a discussion of provisions that could limit the payment of cash dividends, see Financing Limits and Related Matters in Management’s Discussion and Analysis of Financial Condition and Results of Operations under Liquidity and Capital Resources and Note 3 to the consolidated financial statements.

PERFORMANCE GRAPH

The line graph that follows compares the cumulative TSR on our common stock over a five year period, assuming reinvestment of dividends, with the S&P Utilities Index, the S&P 500 Index and a group of peer utility industry issuers. We include the peer group index in the performance graph because we measure our TSR against this peer group index to determine whether certain performance share goals under the Long–Term Equity Compensation Plan have been met. The returns for each issuer in the peer group are weighted according to the respective issuer’s stock market capitalization at the beginning of each period.

The companies in the 2014 peer group index, with the exception of those few companies that may have merged or otherwise ceased to exist over the five-year period depicted, are listed in the Proxy Statement for the 2015 Annual Meeting under the caption “Compensation Discussion and Analysis—Long–Term Equity Compensation Plan—Performance Criteria for the 2012–2014 Performance Share Awards and Earned and Vested Awards for the 2012-2014 Performance Period” on page 36.

We periodically review and update our peer groups, which are provided to us by management’s compensation consultant, and the peer groups may differ from one period to the next because certain companies may no longer meet the compensation consultant’s requirements for inclusion (for example a change in revenues may cause a company to no longer qualify for inclusion or a company may merge or otherwise cease to exist). In addition, we may also request that management’s compensation consultant include or exclude a particular company if we have information that such a change would be appropriate.

The information set forth in this Performance Graph Section shall not be deemed to be filed with the SEC or incorporated by reference into any of our filings under the Securities Exchange Act of 1934 or the Securities Act of 1933, unless specifically incorporated by reference therein.

Comparison of 5-year Cumulative Total Shareholder Return

December 31, 2009 through December 31, 2014

EXECUTIVE OFFICERS OF SCANA CORPORATION

Executive officers are elected at the annual meeting of the Board of Directors, held immediately after the annual meeting of shareholders, and hold office until the next such annual meeting, unless (1) a resignation is submitted, (2) the Board of Directors shall otherwise determine or (3) as provided in the By-laws of SCANA. Positions held are for SCANA and all subsidiaries unless otherwise indicated.

Name	Age	Positions Held During Past Five Years	Dates
Kevin B. Marsh	59	Chairman of the Board and Chief Executive Officer President and Chief Operating Officer-SCANA President and Chief Operating Officer-SCE&G	2011-present 2011-present *-2011

Jimmy E. Addison	54	Executive Vice President-SCANA Chief Financial Officer President and Chief Operating Officer-SEMI Senior Vice President	2012-present *-present 2014-present *-2012

Jeffrey B. Archie	57	Senior Vice President and Chief Nuclear Officer-SCE&G Senior Vice President-SCANA	*-present *-present

George J. Bullwinkel	66	President and Chief Operating Officer-SCI President and Chief Operating Officer-SEMI and ServiceCare Senior Vice President-SCANA	*-2015 *-2014 *-2015

Sarena D. Burch	57	Senior Vice President-Fuel Procurement and Asset Management-SCE&G and PSNC Energy	*-present
		Senior Vice President-SCANA	*-present

Stephen A. Byrne	55	President-Generation and Transmission and Chief Operating Officer-SCE&G	2011-present
		Executive Vice President-SCANA	*-present
		Executive Vice President-Generation and Transmission-SCE&G	2011
		Executive Vice President-Generation, Nuclear and Fossil Hydro-SCE&G	*-2011

Paul V. Fant	61	President and Chief Operating Officer-CGT Senior Vice President-SCANA	*-2015 *-2015

D. Russell Harris	50	Senior Vice President-Gas Distribution-SCANA President-Gas Operations-SCE&G President and Chief Operating Officer-PSNC Energy Senior Vice President-SCANA	2013-present 2013-present *-present 2012-2013

Kenneth R. Jackson	58	Senior Vice President-Economic Development, Governmental and Regulatory Affairs	2014-present
		Senior Vice President-SCANA	2014-present
		Vice President-Rates and Regulatory Services	*-2014

W. Keller Kissam	48	President of Retail Operations-SCE&G Senior Vice President-SCANA Senior Vice President-Retail Operations-SCE&G Vice President-Electric Operations-SCE&G	2011-present 2011-present 2011 *-2011

Ronald T. Lindsay	64	Senior Vice President, General Counsel and Assistant Secretary	*-present

Martin K. Phalen	60	Senior Vice President-Administration-SCANA Vice President-Gas Operations-SCE&G	2012-present *-2012

*	Indicates positions held at least since March 1, 2010.

George J. Bullwinkel and Paul V. Fant ceased being executive officers of SCANA Corporation by February 1, 2015.

Director biographical information can be found at pages 10-14 of this Proxy Statement.

SCANA Corporation

220 Operation Way

Cayce, SC 29033

www.scana.com

Printed on Recycled Paper

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IMPORTANT ANNUAL MEETING INFORMATION

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A Proposals — The Board of Directors recommends a vote FOR all nominees:

1. Election of Class I Director Nominees – Term Expires 2018:

01 - James A. Bennett 02 - Lynne M. Miller 03 - James W. Roquemore 04 - Maceo K. Sloan

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2015 ANNUAL MEETING ADMISSION TICKET

This Admission Ticket or proof of share ownership on the record date of March 3, 2015 is required for admittance to the meeting.

SCANA CORPORATION

April 30, 2015

8:00 A.M. REFRESHMENTS 9:00 A.M. MEETING BEGINS

LEASIDE

100 EAST EXCHANGE PLACE COLUMBIA, SC 29209

PLEASE NOTE: AUDIO OR VISUAL RECORDING AND RELATED EQUIPMENT IS STRICTLY PROHIBITED WITHOUT THE PRIOR WRITTEN APPROVAL OF THE COMPANY.

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Proxy — SCANA CORPORATION

2015 Annual Meeting of Shareholders

Proxy Solicited on behalf of the Board of Directors for Annual Meeting — April 30, 2015

The undersigned hereby appoints K.B. Marsh and J.E. Addison, or either of them, as proxies with full power of substitution, to vote all shares of SCANA Corporation common stock in the undersigned’s name on the shareholder records of SCANA Corporation, at the Annual Meeting of Shareholders on April 30, 2015, and at any adjournment thereof, as instructed on the reverse hereof, and in their discretion upon all other matters that may properly be presented for consideration at the meeting.

Shares will be voted in accordance with your instructions. If no instructions are given, the shares represented by this proxy will be voted “FOR” the election of all nominees as Directors, and “FOR” Proposals 2, 3 and 4.

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Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

March 23, 2015

TO:	All Participants
SCANA Corporation
Stock Purchase Savings Plan

RE:	SCANA Corporation Annual Meeting of Shareholders – April 30, 2015

Enclosed with this letter is your proxy card, which shows the number of shares of SCANA Common Stock in which you have a beneficial interest under the SCANA Corporation Stock Purchase Savings Plan (“the Plan”). You have the right to instruct Bank of America, N.A., as Trustee of the Plan, how these shares should be voted at the Annual Meeting of Shareholders. According to the provisions of the Plan, the Trustee is empowered to vote the shares held in the Plan on behalf of participants in accordance with their directions.

In order for your voting instructions to be received by the Trustee in time to be voted at the Annual Meeting of Shareholders on Thursday, April 30, 2015, your proxy must be received by Tuesday, April 28, 2015. We encourage you to vote your proxy electronically by the internet or telephone. Internet and telephone voting permit you to vote at your convenience, 24 hours a day, seven days a week. You may also complete, date, sign and return the enclosed card promptly in the envelope provided. This will enable the Trustee to obtain your instructions for voting the shares of SCANA Common Stock in your Plan account. Detailed voting instructions are included on your proxy card. In the absence of your instructions, these shares will be voted by the Trustee in the same proportion as the directed shares in the Plan are voted.

The matters to be acted upon at the meeting are more fully set forth in the Notice of Annual Meeting and Proxy Statement, which is also enclosed.

If you have any questions, you may call the SCANA Corporation Employee Stock/Pension Plans Department at 803-217-9465.

Jimmy E. Addison, Chairman

Stock Purchase Savings Plan Committee

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE

SACKPACK

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DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Admission Ticket

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Electronic Voting Instructions

You can vote by Internet or telephone 24 hours a day, 7 days a week

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED IN THE SHADED BAR BELOW.

Proxies submitted via Internet or telephone must be received by 5:00 p.m., Eastern Daylight Time, on April 28, 2015.

Vote by Internet

• Go to http://proxy.georgeson.com/

• Follow the steps outlined on the secure website.

Vote by telephone

• Call toll free 1-877-456-7915 within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all nominees:

1. Election of Class I Director Nominees – Term Expires 2018:

01 - James A. Bennett 02 - Lynne M. Miller 03 - James W. Roquemore 04 - Maceo K. Sloan

For All Nominees

Withhold Authority for All Nominees

For All Nominees Except the Following: Write number(s) of nominee(s)

To vote for all nominees, mark the “For All Nominees” box. To withhold voting for all nominees, mark the “Withhold Authority for All Nominees” box. To withhold voting for a particular nominee, mark the “For All Nominees Except the Following” box and enter the number(s) corresponding with the exception(s) in the space provided. Your shares will be voted for the remaining nominees.

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4:

2. Approval of a Long-Term Equity Compensation Plan:

3. Approval of the Appointment of the Independent Registered Public Accounting Firm:

4. Approval of Board-Proposed Amendments to Article 8 of our Articles of Incorporation to Declassify the Board of Directors and Provide for the Annual Election of All Directors:

For Against Abstain

B Authorized Signatures — THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. DATE AND SIGN BELOW

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney-in-fact, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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2015 ANNUAL MEETING ADMISSION TICKET

This Admission Ticket or proof of share ownership on the record date of March 3, 2015 is required for admittance to the meeting.

SCANA CORPORATION

April 30, 2015

8:00 A.M. REFRESHMENTS 9:00 A.M. MEETING BEGINS

LEASIDE

100 EAST EXCHANGE PLACE COLUMBIA, SC 29209

PLEASE NOTE: AUDIO OR VISUAL RECORDING AND RELATED EQUIPMENT IS STRICTLY PROHIBITED WITHOUT THE PRIOR WRITTEN APPROVAL OF THE COMPANY.

DIRECTIONS TO LEASIDE:

-From I-77 North take Exit 9A onto Garners Ferry Road.

-From I-77 South take Exit 9A and turn right at traffic light onto Garners Ferry Road.

-East Exchange Place is the first right turn off Garners Ferry Road immediately before Quality Inn & Suites.

-Follow East Exchange Place to Leaside at the end of the street. The parking lot is located in front of the building.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — SCANA CORPORATION

2015 Annual Meeting of Shareholders

Proxy Solicited on behalf of the Board of Directors for Annual Meeting — April 30, 2015

The undersigned hereby appoints K.B. Marsh and J.E. Addison, or either of them, as proxies with full power of substitution, to vote all shares of SCANA Corporation common stock in the undersigned’s name on the shareholder records of SCANA Corporation, at the Annual Meeting of Shareholders on April 30, 2015, and at any adjournment thereof, as instructed on the reverse hereof, and in their discretion upon all other matters that may properly be presented for consideration at the meeting.

Shares will be voted in accordance with your instructions. If no instructions are given, the shares represented by this proxy will be voted “FOR” the election of all nominees as Directors, and “FOR” Proposals 2, 3 and 4.

(Items to be voted appear on reverse side.)

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.